      As filed with the Securities and Exchange Commission on February 21, 2006.
                                                     Registration No. 333-70728*

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 13

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 35

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H
(formerly, The Manufacturers Life Insurance Company (U.S.A.) Separate Account H)
                           (Exact name of Registrant)

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
          (formerly, The Manufacturers Life Insurance Company (U.S.A.))
                               (Name of Depositor)

                              38500 Woodward Avenue
                        Bloomfield Hills, Michigan 48304
              (Address of Depositor's Principal Executive Offices)

                                 (617) 663-3000
               (Depositor's Telephone Number Including Area Code)

                           Arnold R. Bergman, Esquire
                  John Hancock Life Insurance Company (U.S.A.)
                               601 Congress Street
                              Boston, MA 02210-2805
                     (Name and Address of Agent for Service)

                                    Copy to:
                              John W. Blouch, Esq.
                               Dykema Gossett PLLC
                                 Suite 300 West
                                1300 I Street, NS
                            Washington, DC 20005-3306

Title of Securities Being Registered: Variable Annuity Insurance Contracts

It is proposed that this filing will become effective:

[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485

[ ]  on _____ pursuant to paragraph (b) of Rule 485

[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

[X]  on May 1, 2006 pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

* This registration statement also relates to variable annuity contracts registered under file no. 333- 70730.

                   JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A)
                               SEPARATE ACCOUNT H

                  CROSS REFERENCE TO ITEMS REQUIRED BY FORM N-4

N-4 Item   Caption in Prospectus
Part A

1          Cover Page
2          Appendix A: Special Terms
3          Summary
4          Appendix B: Table of Accumulation Values
5          General Information about Us, The Variable Account, the Portfolio
6          Charges and Deductions; Withdrawal Charges; Reduction or
              Elimination of Withdrawal Charges; Administration Fees; Mortality
              and Expense Risks Charge; Taxes; Expenses of Distributing the
              Contract
7          Accumulation Period Provisions; Company Approval; Purchase Payments;
              Accumulation Units; Net Investment Factor; Transfers Among
              Investment Options; Telephone Transactions; Special Transfer
              Services - Dollar Cost Averaging; Asset Rebalancing Program;
              Withdrawals; Special Withdrawal Services - the Income Plan;
              Contract Owner Inquiries; Other Contract Provisions; Ownership;
              Beneficiary; Modification
8          Pay Out Period Provisions; General; Annuity Options; Determination of
              Amount of the First Variable Annuity Benefit Payment; Annuity
              Units and the Determination of Subsequent Variable Annuity Benefit
              Payments; Transfers During the Pay Out During the Pay Out Period
9          Accumulation Period Provisions; Death Benefit During the Accumulation
              Period; Pay Out Period Provisions; Death Benefit Period
10         Accumulation Period Provisions; Purchase Payments; Accumulation
              Units; Value of Accumulation Units; Net Investment Factor;
              Distribution of Contracts
11         Withdrawals; Restrictions under the Texas Optional Retirement
              Program; Accumulation Period Provisions; Purchase Payments; Other
              Contract Provisions; Ten Day Right to Review
12         Federal Tax Matters; Introduction; Taxation of Annuities in General;
              Diversification Requirements; Qualified Retirement Plans;
              Appendix G: Qualified Plan Types
13         Legal Proceedings
14         Statement of Additional Information - Table of Contents

Part B     Caption in Statement of Additional Information

15         Cover Page
16         Table of Contents
17         General Information and History.
18         Services-Independent Auditors, Services-Servicing Agent
19         Not Applicable
20         Services - Principal Underwriter
21         Performance Data
22         Not Applicable
23         Financial Statements

                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS

                           (Venture Variable Annuity)
                     (currently issued contracts Version A)

                             (JOHN HANCOCK(R) LOGO)
                            (JOHN HANCOCK ANNUITIES)


                                                    Prospectus dated May 1, 2006



                            VENTURE VARIABLE ANNUITY



This Prospectus describes interests in VENTURE flexible purchase payment deferred combination fixed and variable annuity contracts (singly, a "CONTRACT and collectively, the "CONTRACTS") issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ("JOHN HANCOCK USA") in all jurisdictions except New York, or by JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK ("JOHN HANCOCK NEW YORK") in New York. Unless otherwise specified, "WE," "US," "OUR," or a "COMPANY" refers to the applicable issuing company of a Contract. You, the contract owner, should refer to the first page of your Venture variable annuity contract for the name of your issuing company.



Variable Investment Options. You may allocate contract values or additional purchase payments, to the extent permitted under your Contract, in variable investment options. If you do, we will measure your contract value (other than value allocated to a fixed investment option) and variable annuity benefit payments according to the investment performance of applicable sub-accounts of JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H or, in the case of John Hancock New York, applicable sub-accounts of JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A (singly, a "SEPARATE ACCOUNT" and collectively, the "SEPARATE ACCOUNTS"). Each sub-account invests in one of the following Funds that corresponds to one of the following variable investment options that we make available on the date of this Prospectus. Please note that we show the Fund's manager (i.e. subadviser) in bold above the name of the Fund:



                               JOHN HANCOCK TRUST



AIM CAPITAL MANAGEMENT, INC
Mid Cap Core
CAPITAL GUARDIAN TRUST COMPANY
Income & Value
U.S. Large Cap
CAPITAL RESEARCH MANAGEMENT COMPANY
American Bond
American Growth
American Growth-Income
American International
DAVIS ADVISORS
Financial Services
Fundamental Value
DEUTSCHE ASSET MANAGEMENT INC.
Real Estate Securities
GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
International Core (formerly
International Stock)
JENNISON ASSOCIATES LLC
Capital Appreciation
LEGG MASON FUNDS MANAGEMENT, INC.
Core Equity
MARISCO CAPITAL MANAGEMENT, LLC
International Opportunities
MFC GLOBAL INVESTMENT MANAGEMENT
(U.S.A.) LIMITED
Index Allocation
Lifestyle Aggressive
Lifestyle Balanced
Lifestyle Conservative
Lifestyle Growth
Lifestyle Moderate
Money Market
Pacific Rim
MUNDER CAPITAL MANAGEMENT
Small Cap Opportunities
PACIFIC INVESTMENT MANAGEMENT COMPANY
Global Bond
Total Return
PZENA INVESTMENT MANAGEMENT, LLC
Classic Value
SALOMON BROTHERS ASSET MANAGEMENT INC
High Yield
U.S. Government Securities
SUSTAINABLE GROWTH ADVISERS, L.P.
Small Company Value
T. ROWE PRICE ASSOCIATES, INC.
Blue Chip Growth
Equity-Income
Health Sciences
Science & Technology
TEMPLETON INVESTMENT COUNSEL, INC.
International Small Cap
International Value
UBS GLOBAL ASSET MANAGEMENT
Global Allocation
VAN KAMPEN INVESTMENTS
Value
WELLINGTON MANAGEMENT COMPANY, LLP
Investment Quality Bond
Mid Cap Stock
Natural Resources
Small Cap Growth



CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE SEPARATE ACCOUNTS AND THE VARIABLE INVESTMENT OPTIONS THAT YOU SHOULD KNOW BEFORE INVESTING. THE CONTRACTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



WHEN YOU PURCHASE A JOHN HANCOCK NEW YORK CONTRACT, YOU MAY ELECT A "PAYMENT ENHANCEMENT" FEATURE FOR AN EXTRA FEE. IF YOU DO, JOHN HANCOCK NEW YORK WILL ADD A "PAYMENT ENHANCEMENT" TO YOUR CONTRACT FOR EACH PAYMENT THAT YOU MAKE UNDER YOUR CONTRACT. EXPENSES (INCLUDING WITHDRAWAL CHARGES) FOR A CONTRACT WHICH HAS A PAYMENT ENHANCEMENT MAY BE HIGHER (OR FOR A LONGER TIME PERIOD) THAN THE EXPENSES FOR A CONTRACT WHICH DOES NOT HAVE A PAYMENT ENHANCEMENT.



JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)



                                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

     ANNUITY SERVICE OFFICE                              MAILING ADDRESS
       601 Congress Street                            Post Office Box 55230
Boston, Massachusetts 02210-2805                Boston, Massachusetts 02205-5230
(617) 663-3000 or (800) 344-1029                  www.johnhancockannuities.com

     ANNUITY SERVICE OFFICE                             MAILING ADDRESS
       601 Congress Street                           Post Office Box 55013
Boston, Massachusetts 02210-2805                Boston, Massachusetts 02205-5013
(877) 391-3748 or (800) 551-2078                  www.johnhancocknewyork.com



Venture 2006

                     Table of Contents


OVERVIEW..................................................................    4
GLOSSARY OF SPECIAL TERMS.................................................    8
FEE TABLES................................................................   10
   EXAMPLES...............................................................   11
GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE FUNDS.........   13
   THE COMPANIES..........................................................   13
   THE SEPARATE ACCOUNTS..................................................   14
   THE FUNDS..............................................................   14
DESCRIPTION OF THE CONTRACT...............................................   19
   ELIGIBLE PLANS.........................................................   19
   ACCUMULATION PERIOD PROVISIONS.........................................   19
      Purchase Payments...................................................   19
      Accumulation Units..................................................   19
      Value of Accumulation Units.........................................   20
      Net Investment Factor...............................................   20
      Maximum Number of Investment Options................................   21
      Telephone and Electronic Transactions...............................   21
      Special Transfer Services - Dollar Cost Averaging...................   22
      Special Transfer Services - Asset Rebalancing Program...............   22
      Withdrawals.........................................................   23
      Special Withdrawal Services - The Income Plan.......................   23
      Death Benefit During Accumulation Period............................   24
   PAY-OUT PERIOD PROVISIONS..............................................   25
      General.............................................................   25
      Annuity Options.....................................................   25
      Determination of Amount of the First Variable Annuity Benefit
      Payment.............................................................   27
      Annuity Units and the Determination of Subsequent Variable Annuity
      Benefit Payments....................................................   27
      Transfers During Pay-out Period.....................................   27
      Death Benefit During Pay-out Period.................................   27
   OTHER CONTRACT PROVISIONS..............................................   27
      Right to Review.....................................................   27
      Ownership...........................................................   28
      Annuitant...........................................................   28
      Beneficiary.........................................................   29
      Modification........................................................   29
      Our Approval........................................................   29
      Misstatement and Proof of Age, Sex or Survival......................   29
   FIXED INVESTMENT OPTION................................................   29
   OPTIONAL BENEFITS......................................................   30
      Principal Plus for Life.............................................   30
      Annual Step Death Benefit...........................................   37
      Payment Enhancement.................................................   38
CHARGES AND DEDUCTIONS....................................................   40
      Withdrawal Charges..................................................   40
      Waiver of Applicable Withdrawal Charge - Confinement to Eligible
      Nursing Home........................................................   41
      Administration  Fee.................................................   41
      Mortality and Expense Risks Charge..................................   41
      Reduction or Elimination of Charges and Deductions..................   41
      Premium Taxes.......................................................   42
FEDERAL TAX MATTERS.......................................................   43
   INTRODUCTION...........................................................   43
   OUR TAX STATUS.........................................................   43
   SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFIT RIDERS.....................   43
   NON-QUALIFIED CONTRACTS (CONTRACTS NOT PURCHASED TO FUND A QUALIFIED
   PLAN)..................................................................   43
      Undistributed Gains.................................................   43
      Taxation of Annuity Payments........................................   44
      Surrenders, Withdrawals and Death Benefits..........................   44
      Taxation of Death Benefit Proceeds..................................   44
      Penalty Tax on Premature Distributions..............................   45
      Puerto Rico Non-Qualified Contracts.................................   45
      Diversification Requirements........................................   45
   QUALIFIED CONTRACTS (CONTRACTS PURCHASED FOR A QUALIFIED PLAN).........   46
      Penalty Tax on Premature Distributions..............................   46
      Tax-Free Rollovers..................................................   47
      Loans...............................................................   47
      Puerto Rico Contracts Issued to Fund Retirement Plans...............   48
   SEE YOUR OWN TAX ADVISER...............................................   48
GENERAL MATTERS...........................................................   49
      Asset Allocation Services...........................................   49
      Restrictions Under the Texas Optional Retirement Program  for
      Contracts issued by John Hancock Life Insurance Company (U.S.A.)....   49
      Distribution of Contracts...........................................   49
      Confirmation Statements.............................................   50
      Reinsurance Arrangements............................................   50
APPENDIX A: EXAMPLES OF CALCULATION OF WITHDRAWAL CHARGE..................    1
APPENDIX: QUALIFIED PLAN TYPES............................................    1
APPENDIX: PRINCIPAL PLUS FOR LIFE EXAMPLES................................    4
APPENDIX THE JOHN HANCOCK EXCHANGE PROGRAM................................    6
APPENDIX U: ACCUMULATION UNIT VALUE TABLES................................   15

We provide additional information about the Contracts and the Separate Accounts in Statements of Additional Information, dated the same date as this Prospectus, which we filed with the SEC and incorporate herein by reference. You may obtain the Statement of Additional Information applicable to your Contract without charge upon request by writing us at the Annuity Service Office shown on the first page of this prospectus. The SEC also maintains a Web site (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.



       JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
            STATEMENT OF ADDITIONAL INFORMATION
                     TABLE OF CONTENTS



                                                             Update Page Numbers
                                                             -------------------
GENERAL INFORMATION AND HISTORY...........................             3
ACCUMULATION UNIT VALUE TABLES............................             3
SERVICES..................................................             3
   Independent Auditors...................................             3
   Servicing Agent........................................             3
   Principal Underwriter..................................             3
APPENDIX A: ACCUMULATION UNIT VALUE TABLES ...............             3
APPENDIX B: AUDITED FINANCIAL STATEMENTS..................           A-1



      JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
            STATEMENT OF ADDITIONAL INFORMATION
                     TABLE OF CONTENTS



GENERAL INFORMATION AND HISTORY...........................................     3
ACCUMULATION UNIT VALUE TABLES............................................     3
SERVICES..................................................................     3
   Independent Auditors...................................................     3
   Servicing Agent........................................................     3
   Principal Underwriter..................................................     3
APPENDIX A: AUDITED FINANCIAL STATEMENTS..................................   A-1

                                    OVERVIEW



Certain key terms and phrases are defined in the Glossary of Special Terms that follows this overview. Each defined term or phrase is identified in BOLD-FACED TYPE the first time it is used in this Prospectus.



This overview tells you some key points you should know about the CONTRACT. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire PROSPECTUS, including its Appendices, your Contract and the Statement of Additional Information for more detailed information.



Some states have different rules about how contracts are described or administered. These rules are reflected in your Contract, or in your RIDER to the Contract. The terms of your Contract, or of any Rider, prevail over what is in this Prospectus.



WHAT KIND OF CONTRACT IS DESCRIBED IN THIS PROSPECTUS?



The Contract is a flexible purchase payment deferred combination fixed and variable annuity contract between you and a COMPANY. "Deferred payment" means payments by a Company begin on a future date under the Contract. "Variable" means your investment amounts in the Contract may increase or decrease in value daily based upon your investment choices. The Contract provides for the accumulation of your investment amounts and the payment of annuity benefits on a variable and/or fixed basis.



WHEN YOU PURCHASE A VARIABLE ANNUITY FOR ANY TAX-QUALIFIED RETIREMENT PLAN, THE VARIABLE ANNUITY DOES NOT PROVIDE ANY ADDITIONAL TAX DEFERRED TREATMENT OF EARNINGS BEYOND THE TREATMENT PROVIDED BY THE PLAN. CONSEQUENTLY, YOU SHOULD PURCHASE A VARIABLE ANNUITY FOR A TAX-QUALIFIED PLAN ONLY ON THE BASIS OF OTHER BENEFITS OFFERED BY THE VARIABLE ANNUITY. THESE BENEFITS MAY INCLUDE LIFETIME INCOME PAYMENTS, PROTECTION THROUGH LIVING AND DEATH BENEFIT, AND GUARANTEED FEES.



WHO IS ISSUING MY CONTRACT?



Your Contract provides the name of the Company that issues your Contract. In general, JOHN HANCOCK USA may issue the Contract in any jurisdiction except New York. JOHN HANCOCK NEW YORK issues the Contract only in New York. Each Company sponsors its own SEPARATE ACCOUNT.



WHAT ARE SOME BENEFITS OF THE CONTRACT?



The Contract offers tax-deferred treatment of earnings, a death benefit and annuity benefit payments. In most cases, no income tax will have to be paid on your earning under the Contract until these earnings are paid out. We will pay a Death Benefit to your Beneficiary if you die during the ACCUMULATION PERIOD. The amount of the death benefit will be calculated as of the date on which our Annuity Service Office receives written notice and proof of death and all required claim forms from all beneficiaries. The amount of the Death Benefit will be the greater of: (a) the CONTRACT VALUE, or (b) the sum of all PURCHASE PAYMENTS made, less any amounts deducted in connection with partial withdrawals. Subject to availability, you may elect an optional, enhanced death benefit with your Contract, which is summarized in this Overview under "What type of optional benefit Riders may I buy under the Contract?"



We offer a variety of fixed and variable annuity payment options. Periodic annuity benefit payments will begin on the MATURITY DATE. You select the Maturity Date, the frequency of payment and the type of annuity benefit payment option. Annuity benefit payments are made to the ANNUITANT.



HOW DOES THE CONTRACT WORK?



Under the Contract, you make one or more Purchase Payments to a Company for a period of time, known as the Accumulation Period. Later, beginning on the Contract's Maturity Date, that Company makes one or more annuity benefit payments under the Contract, known as the PAY-OUT PERIOD. Your Contract Value during the Accumulation Period and the amounts of annuity benefit payments during the Pay-out Period may either be variable or fixed, depending upon your investment choices.



HOW CAN I INVEST MONEY IN THE CONTRACT?



We call the investments you make in your Contract Purchase Payments. The below table shows the required minimum amount for the initial Purchase Payment. The table also shows the required minimum amount for subsequent Purchase Payments. Additional Purchase Payments generally may be made at any time.

                 MINIMUM INITIAL   MINIMUM SUBSEQUENT
   CONTRACT     PURCHASE PAYMENT    PURCHASE PAYMENT
   --------     ----------------   ------------------
Non-Qualified        $5,000                $30
Qualified            $2,000                $30



If you purchase a John Hancock New York Contract with the optional Payment Enhancement feature, the minimum initial Purchase Payment is $10,000.



If a Purchase Payment causes your Contract Value to exceed $1,000,000 or your Contract Value already exceeds $1,000,000, you must obtain our approval in order to make the Purchase Payment.



WHAT ARE MY INVESTMENT CHOICES?



There are two main types of investment options: VARIABLE INVESTMENT OPTIONS and a FIXED INVESTMENT OPTION.



Variable Investment Options. You may invest in any of the Variable Investment Options. Currently, there are 41 Variable Investment Options. Each Variable Investment Option is a sub-account of a Separate Account that invests in a corresponding FUND. The FUND PROSPECTUS contains a full description of a Fund. The amount you've invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Fund. Except for certain charges we deduct, your investment experience will be the same as if you had invested in a Fund directly and reinvested all Fund dividends and distributions in additional shares. Your Contract Value during the Accumulation Period and the amounts of annuity benefit payments will depend upon the investment performance of the underlying Fund of the Variable Investment Option you select and/or upon the interest we credit on each Fixed Investment Option you select.



Allocating assets only to one or a small number of the Variable Investment Options (other than the Lifestyle Trusts) should not be considered a balanced investment strategy. In particular, allocating assets to a small number of Variable Investment Options that concentrate their investments in a particular business or market sector will increase the risk that the your Contract Value will be more volatile since these Variable Investment Options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology-related businesses, including internet-related businesses, (b) small cap securities and (c) foreign securities. We do not provide advice regarding appropriate investment allocations, and you should discuss this matter with your financial consultant.



Fixed Investment Option. Currently, we do not allow Purchase Payments or transfers to the Fixed Investment Option. If available, Fixed Investment Options will earn interest at the rate we have set for that Fixed Investment Option. The interest rate depends upon the length of the guarantee period of the Fixed Investment Option. Under a Fixed Investment Option, we guarantee the principal value of Purchase Payments and the rate of interest credited to the investment account for the term of any guarantee period we may make available.



HOW CAN I CHANGE MY INVESTMENT CHOICES?



Allocation of Purchase Payments. You designate how your Purchase Payments are to be allocated among the investment options. You may change this investment allocation for future Purchase Payments at any time.



Transfers Among Investment Options. During the Accumulation Period, you may transfer your investment amounts among investment options without charge, subject to certain restrictions described below and in the section entitled "Transfers Among Investment Options." During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in the section entitled "Transfers During Pay-out Period." However, during the Pay-out Period, you may not transfer from a Variable Investment Option to a Fixed Investment Option, or from a Fixed Investment Option to a Variable Investment Option.



The Variable Investment Options can be a prime target for abusive transfer activity. Long-term investors in a Variable Investment Option can be harmed by frequent transfer activity since such activity may expose the Variable Investment Option's corresponding Fund to increased Fund transaction costs (affecting the value of the shares) and/or disruption to the corresponding Fund manager's ability to effectively manage such corresponding Fund, both of which may result in dilution with respect to interests held for long-term investment. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions described in more detail in this Prospectus. We apply each Separate Account's policy and procedures uniformly to all CONTRACT OWNERS.



CAN I TAKE OUT ANY OF MY MONEY?



During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any investment option must be at least $300 or, if less, your entire balance in that investment option. If a partial withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $300, we will treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge and an administration fee may apply to your withdrawal. A withdrawal may be subject to income tax and a 10% IRS penalty tax.



WHAT TYPES OF OPTIONAL BENEFIT RIDERS MAY I BUY UNDER THE CONTRACT?



For the additional charge shown in the Fee Tables, you may elect a Rider offering optional benefits. The following Riders are available under the Contract. The availability of the Riders may vary by state. For additional information on these Riders, please see the section entitled "Optional Benefits".



Principal Plus for Life. We designed the Principal Plus for Life benefit to guarantee the return of your investments in the Contract, regardless of market performance, as long as you limit your withdrawals to a "GUARANTEED WITHDRAWAL AMOUNT" (or "GWA") each year. The initial GWA equals 5% of a "GUARANTEED WITHDRAWAL BALANCE" (or "GWB"). The initial GWB equals your initial purchase payment for the Contract, up to a $5 million maximum. You can withdraw the GWA each year until the GWB is depleted to zero. In addition, after you attain age 65, we will calculate a "LIFETIME INCOME AMOUNT" (or "LIA"). If you subsequently limit your annual withdrawals to the LIA, we will make the LIA benefit available to you for as long as you live, even after you have recovered your investments in the Contract, and even after your contract value reduces to zero.



The LIA will equal the GWA if you do not take any withdrawals until your Age 65 Contract Anniversary (i.e., the Contract Anniversary on or next following your 65th birthday), or if you purchase a Contract after you attain age 65. If you purchase a Contract for two or more owners, the LIA applies only to the life of the oldest owner.



Under Principal Plus for Life, you choose how much contract value to withdraw at any time. If your withdrawals (including any applicable withdrawal charges) exceed the GWA in any year, we may reduce the GWA that we guarantee for future withdrawals. Similarly, we may reduce the LIA that we guarantee for future lifetime benefit payments if your withdrawals (including any applicable withdrawal charges) exceed the LIA in any year after you attain age 65. We will pay withdrawal benefits automatically in certain circumstances that we describe in the Optional Benefits - Principal Plus for Life section of the Prospectus.



YOU COULD LOSE BENEFITS IF YOUR ANNUAL WITHDRAWALS EXCEED THE GWA OR LIA. THE LIA MAY BE LESS THAN THE GWA IF YOU TAKE ANY WITHDRAWALS BEFORE YOUR AGE 65 CONTRACT ANNIVERSARY. YOU WILL LOSE THE LIA IF YOUR WITHDRAWALS BEFORE THE AGE 65 CONTRACT ANNIVERSARY DEPLETE YOUR CONTRACT VALUE AND ANY REMAINING GWB TO ZERO.



We reduce the GWB each time you take a withdrawal. On the Contract Anniversary on or after you reach 65, or if you are 65 or older at the time of purchase, the LIA will equal 5% of the GWB at that time. We will increase the GWB by a Bonus if you choose not to make any withdrawals at all during certain contract years. Depending on market performance, we may also increase or "Step-Up" the GWB on certain dates. You may also increase the amounts we guarantee by making additional purchase payments that we accept. WE IMPOSE SPECIAL LIMITS ON ADDING PURCHASE PAYMENTS AFTER THE INITIAL PURCHASE PAYMENT FOR CONTRACTS ISSUED WITH PRINCIPAL PLUS FOR LIFE.



IF YOU ELECT TO PURCHASE PRINCIPAL PLUS FOR LIFE, YOU MAY INVEST YOUR CONTRACT VALUE ONLY IN THE INVESTMENT OPTIONS WE MAKE AVAILABLE FOR THIS BENEFIT. WE ALSO RESERVE THE RIGHT TO IMPOSE ADDITIONAL RESTRICTIONS ON INVESTMENT OPTIONS AT ANY TIME. If we do impose additional restrictions, any amounts you allocated to a permitted investment option will not be affected by the restriction as long as it remains in that investment option (We describe the currently available investment options for Contracts issued with Principal Plus for Life in the "Optional Benefits" section of this Prospectus.)



Principal Plus for Life is available only at contract issue and cannot be revoked once elected. Principal Plus for Life is not available if you are over age 80. For a full description of Principal Plus for Life, including benefits and limitations, see "Optional Benefits."



Annual Step Death Benefit. Under the Annual Step Death Benefit rider ("Annual Step Death Benefit"), we guarantee a minimum death benefit up to the Maturity Date based on the contract's highest "Anniversary Value" that may be achieved before you (or any joint owner) reach 81 years old. The Annual Step Benefit is available only at contract issue and cannot be revoked once elected. You may not purchase the Annual Step Death Benefit rider, however, if you (or any joint owner) are over age 80.



Payment Enhancement. (Only available in New York) Under this rider, John Hancock New York will credit a Payment Enhancement equal to 4% of the Purchase Payment and allocate it among investment options in the same proportions as your Purchase Payments. John Hancock New York Contracts with this feature will be subject to a higher withdrawal charge and for a longer period of time. The Payment Enhancement is available only at Contract issue and cannot be revoked once elected. Your initial Purchase payment must be at least $10,000 to elect the Payment Enhancement.



WHAT CHARGES DO I PAY UNDER THE CONTRACT?

Your Contract has an annual administrative fee of $30. Your Contract also has asset-based charges to compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the Contract. These charges do not apply to assets you have in a Fixed Investment Option. We take the deduction proportionally from each of your Variable Investment Options. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elect a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your investment options, based on your value in each.



If you withdraw some of your Purchase Payments from your Contract prior to the Maturity Date, or if you surrender (turn in) your Contract, in its entirety, for cash prior to the Maturity Date, we may assess a withdrawal charge. The amount of this charge will depend on the number of years that have passed since we received your Purchase Payments, as shown in the Fee Tables.



WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?



In most cases, no income tax will have to be paid on amounts you earn under a contract until these earnings are paid out. All or part of the following distributions from a contract may constitute a taxable payout of earnings:



- full or partial withdrawals (including surrenders and systematic withdrawals),



-    payment of any death benefit proceeds, and



-    periodic payments under one of our annuity payment options.



How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:



-    the type of the distribution,



-    when the distribution is made,



- the nature of any Qualified Plan for which the contract is being used, if any, and



-    the circumstances under which the payments are made.




If your contract is issued in connection with a Qualified Plan, all or part of your premium payments may be tax-deductible.



Special 10% tax penalties apply in many cases to the taxable portion of any distributions from a contract before you reach age 59 1/2. Also, most Qualified Plans require that distributions from a contract commence and/or be completed by a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible premiums you paid or on any earnings under the contract. If your contract is issued in connection with a Qualified Plan, all or part of your premium payments may be tax-deductible.



THE FAVORABLE TAX BENEFITS AVAILABLE FOR ANNUITY CONTRACTS ISSUED IN CONNECTION WITH QUALIFIED PLANS ARE ALSO GENERALLY AVAILABLE FOR OTHER TYPES OF INVESTMENTS OF QUALIFIED PLANS, SUCH AS INVESTMENTS IN MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. YOU AND YOUR FINANCIAL PROFESSIONAL SHOULD CAREFULLY CONSIDER WHETHER THE EXPENSES UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A QUALIFIED PLAN, AND THE INVESTMENT OPTIONS AND PROTECTION THROUGH LIVING GUARANTEES, DEATH BENEFITS AND OTHER NON-TAX DEFERRAL BENEFITS PROVIDED UNDER SUCH AN ANNUITY CONTRACT ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES.



We provide additional information on taxes in the Federal Tax Matters section of this Prospectus. We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax advisor regarding the suitability of the Contract.



CAN I RETURN MY CONTRACT?



In most cases, you have the right to cancel your Contract within 10 days (or longer in some states) after you receive it. In most states, you will receive a refund equal to the Contract Value (minus any unpaid loans) on the date of cancellation, which may be increased by any charges for premium taxes deducted by us to that date. In some states, or if your Contract is issued as an "IRA," you will receive a refund of any Purchase Payments you made. The date of cancellation is the date we receive the Contract.



WILL I RECEIVE A CONFIRMATION STATEMENT?



We will send you a confirmation statement for certain transactions in your account. You should carefully review these statements to verify their accuracy. You should immediately report any mistakes to our Annuity Service Office (at the address or phone number shown on the cover of this prospectus). If you fail to notify our Annuity Service Office of any mistake within 60 days of the mailing of the confirmation statement, you will be deemed to have ratified the transaction.

                            Glossary of Special Terms



The following terms as used in this Prospectus have the indicated meanings:



Accumulation Period: The period between the issue date of the Contract and its Maturity Date.



Annuitant: Any natural person or persons to whom annuity benefit payments are made and whose life is used to determine the duration of annuity benefit payments involving life contingencies. If the Contract Owner names more than one person as an "Annuitant," the second person named is referred to as "co-Annuitant." The "Annuitant" and "co-Annuitant" are referred to collectively as "Annuitant." The "Annuitant" is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the owner of the Contract on during the Pay-Out Period.



Annuity Option: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity benefit payments made by us.



Annuity Unit: A unit of measure that is used after the Annuitization to calculate variable annuity benefit payments.



Annuity Service Office: The mailing address of our service office is listed on the first page of this Prospectus. You can send overnight mail to us at 601 Congress St. Boston, MA 02210-2805.



Beneficiary: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.



Business Day: Any day on which the New York Stock Exchange is open for business and the net asset value of the Funds may be determined.



Code: The Internal Revenue Code of 1986, as amended.



Company: John Hancock USA or John Hancock New York.



Contingent Beneficiary: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application, unless changed.



Contract: The variable annuity contract offered by this Prospectus.



Contract Anniversary: The anniversary of the Contract Date.



Contract Date: The date of issue of the Contract.



Contract Value: The total of the investment account values and, if applicable, any amount in the Loan Account attributable to the Contract.



Contract Year: The period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.



Debt: Any amounts in the loan account attributable to the Contract plus any accrued loan interest. The loan provision is applicable to certain qualified contracts only.



Fixed Annuity: An annuity option with payments for a set dollar amount that we guarantee.



Fixed Investment Option: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.



Fund: A series of a registered open-end investment management company which corresponds to a Variable Investment Option.



General Account: All of a Company's assets, other than assets in its Separate Account and any other separate accounts it may maintain.

Investment Account: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.



Investment Options: The investment choices available to Contract Owners.



John Hancock USA: John Hancock Life Insurance Company (U.S.A.).



John Hancock New York: John Hancock Life Insurance Company of New York.



Loan Account: The portion of our General Account that we use for collateral for a loan under certain Qualified Contracts.



Maturity Date: The date on which the Pay-out Period commences and we begin to make annuity benefit payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed.



Non-Qualified Contracts: Contracts which are not issued under Qualified Plans.



Owner or Contract Owner ("you"): The person, persons (co-owner) or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of "you." The owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The owner is as specified in the application, unless changed. The Annuitant becomes the owner of the Contract during the Pay-Out Period.



Pay-Out Period: The period when we make annuity benefit payments to you following the Maturity Date.



Prospectus: This prospectus that describes interests in the Contract.



Purchase Payment: An amount you pay to us for the benefits provided by the Contract.



Qualified Contracts: Contracts issued under Qualified Plans.



Qualified Plans: Retirement plans that receive favorable tax treatment under
Section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.



Rider: An optional benefit that you may elect for an additional charge.]



Separate Account: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. A separate account is a segregated account of a Company that is not commingled with the general assets and obligations of the Company.



Sub-Account: a sub-account of the Separate Account. Each Sub-Account invests in shares of a specific Fund.



Unpaid Loans: The unpaid amount (including any accrued interest) of loans a Qualified Contract Owner may have taken from us, using certain contracts as collateral.



Variable Investment Option: An investment option corresponding to a sub-account of a Separate Account that invests in shares of a specific Fund.]



Variable Annuity: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified Sub-Accounts.

                                   FEE TABLES


The following tables describe the fees and expenses that you will pay when buying, owning and surrendering a Contract. The items listed under "Contract Owner Transaction Expenses" and "Separate Account Annual Expenses" are more completely described in this Prospectus under "Charges and Deductions." The items listed under "Total Annual Fund Operating Expenses" are described in detail in the Fund prospectuses. Unless otherwise shown, the tables entitled "Contract Owner Transaction Expenses" and "Separate Account Annual Expenses" show the maximum fees and expenses (including fees deducted from contract value for optional benefits).



THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.



                       CONTRACT OWNER TRANSACTION EXPENSES



MAXIMUM WITHDRAWAL CHARGE                    JOHN HANCOCK NEW YORK   JOHN HANCOCK NEW YORK
(AS A % OF AMOUNT WITHDRAWN   JOHN HANCOCK     CONTRACT (WITHOUT     CONTRACT (WITH PAYMENT
OR SURRENDERED)(A)            USA CONTRACT    PAYMENT ENHANCEMENT)         ENHANCEMENT
---------------------------   ------------   ---------------------   ----------------------
First Year                          6%                  6%                      8%
Second Year                         6%                  6%                      8%
Third Year                          5%                  5%                      7%
Fourth Year                         5%                  5%                      7%
Fifth Year                          4%                  4%                      5%
Sixth Year                          3%                  3%                      4%
Seventh Year                        2%                  2%                      3%
Eighth Year                         0%                  0%                      1%
Thereafter                          0%                  0%                      0%
ANNUAL CONTRACT FEE (B)           $30                 $30                     $30
TRANSFER FEE (C)
Maximum Fee                       $25                 $25                     $25
Current Fee                       $ 0                 $ 0                     $ 0



(A) This charge is taken upon withdrawal or surrender within the specified period of years measured from the date of Purchase Payment.



(B) The $30 annual administration fee will not be assessed prior to the maturity date if at the time of it's assessment the sum of all investment account values is greater than or equal to $99,000


(C) We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.


THE FOLLOWING TABLE DESCRIBES FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THIS TABLE DOES NOT INCLUDE ANNUAL FUND OPERATING EXPENSES. UNLESS OTHERWISE SPECIFIED, THE FEES AND EXPENSES ARE THE SAME FOR BOTH JOHN HANCOCK USA AND JOHN HANCOCK NEW YORK CONTRACTS.



                                                     VENTURE
                                                     -------
SEPARATE ACCOUNT ANNUAL EXPENSES (A)
Mortality and expense risks fee
Administration fee- asset based           [TO BE UPDATED BY AMENDMENT]
TOTAL SEPARATE ACCOUNT ANNUAL
EXPENSES (WITH NO OPTIONAL
RIDERS REFLECTED)



                                           John Hancock USA   John Hancock New York
                                              Contracts             Contracts
                                          -----------------   ---------------------
Optional  Annual Step Death Benefit Fee         0.20%                 0.20%
Optional Payment Enhancement Rider(B)        not offered              0.35%

TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES    [TO BE UPDATED BY     [TO BE UPDATED BY
(WITH  ANNUAL STEP DEATH BENEFIT AND          AMENDMENT]            AMENDMENT]
PAYMENT ENHANCEMENT FEE, AS APPLICABLE,
REFLECTED)


             FEES DEDUCTED FROM CONTRACT VALUE FOR OPTIONAL BENEFITS

Principal Plus for Life (as a
   percentage of Adjusted GWB)
   Maximum fee                   0.75%(C)
   Current fee                   0.40%(C)



(A) A daily charge reflected as a percentage of the variable investment options unless otherwise noted.



(B) This is a daily charge reflected as a percentage of the variable investment accounts. Please note that when the optional Payment Enhancement is chosen, the guaranteed rate applicable to any fixed investment options is also reduced by 0.35%.



(C) The current charge is 0.40%. We reserve the right to increase the charge to a maximum charge of 0.75% if the GWB is "Stepped-Up" to equal the contract value. The charge is deducted on an annual basis from the contract value.



THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE FUND'S PROSPECTUS.



TOTAL ANNUAL FUND OPERATING EXPENSES(A)    MINIMUM   MAXIMUM
---------------------------------------    -------   -------
Range of expenses that are deducted from
fund assets, including management fees,
Rule 12b-1 fees, and other expenses         0.76%     1.87%



(A) The minimum and maximum expenses shown do not reflect any expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.76% and 1.79%, respectively



THE FOLLOWING TABLE DESCRIBES THE OPERATING EXPENSES FOR EACH OF THE FUNDS, AS A PERCENTAGE OF THE FUND'S AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE FUND'S PROSPECTUS AND IN THE NOTES FOLLOWING THE TABLE.



[TO BE UPDATED BY AMENDMENT]



                                         MANAGEMENT   RULE 12B-1     OTHER    TOTAL ANNUAL
PORTFOLIO                                   FEES         FEES      EXPENSES     EXPENSES
---------                                ----------   ----------   --------   ------------
JOHN HANCOCK TRUST - SERIES II SHARES:



EXAMPLES



[TO BE UPDATED BY AMENDMENT]



The following examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include contract owner expenses, contract fees, separate account annual expenses and Fund fees and expenses. Examples 1 pertain to a Contract with optional benefit riders. Examples 2 pertain to a Contract without optional benefit riders.



The following example assumes that you invest $10,000 in a Contract with the optional rider. The first example also assumes that your investment has a 5% return each year and assumes the maximum annual contract fee and the maximum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



     Example 1. Maximum portfolio operating expenses- Contract with optional riders:

              MAXIMUM FUND LEVEL TOTAL OPERATING EXPENSES--VENTURE



JOHN HANCOCK USA CONTRACT WITH
PRINCIPAL PLUS FOR LIFE                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------                  ------   -------   -------   --------
If you surrender the contract at the
   end of the applicable time period:           $_____    $_____    $_____    $_____
If you annuitize, or do not surrender
   the contract at the end of the
   applicable time period                       $_____    $_____    $_____    $_____



JOHN HANCOCK NEW YORK CONTRACT WITH PRINCIPAL
PLUS FOR LIFE AND PAYMENT ENHANCEMENT           1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------   ------   -------   -------   --------
If you surrender the contract at the end of
   the applicable time period:                  $_____    $_____    $_____    $_____
If you annuitize, or do not surrender the
   contract at the end of the applicable
   time period                                  $_____    $_____    $_____    $_____



The next example assumes that you invest $10,000 in a Contract, but with no optional riders. This example also assumes that your investment has a 5% return each year and assumes the average annual contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



Example 2. Minimum Fund operating expenses - Contract with no optional riders:


              MINIMUM FUND LEVEL TOTAL OPERATING EXPENSES--VENTURE


JOHN HANCOCK USA CONTRACT                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------                       ------   -------   -------   --------
If you surrender the contract at the end of
   the applicable time period:                  $_____    $_____    $_____    $_____
If you annuitize, or do not surrender the
   contract at the end of the applicable
   time period                                  $_____    $_____    $_____    $_____



JOHN HANCOCK USA CONTRACT                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------                       ------   -------   -------   --------
If you surrender the contract at the end of
   the applicable time period:                  $_____    $_____    $_____    $_____
If you annuitize, or do not surrender the
   contract at the end of the applicable
   time period                                  $_____    $_____    $_____    $_____



Location of Financial Statements. Our financial statements and those of our respective Separate Account may be found in the Statement of Additional Information.

        General Information about Us, the Separate Accounts and the Funds



THE COMPANIES



We are subsidiaries of Manulife Financial Corporation.



Your Contract was issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.



John Hancock USA, formerly known as The Manufacturers Life Insurance Company (U.S.A.), is a stock life insurance company originally organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact a life insurance and annuity business in all states (except New York), the District of Columbia, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805.



John Hancock New York, formerly known as The Manufacturers Life Insurance Company of New York, is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact a life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla New York 10595. John Hancock New York also has an Annuity Service Office at 601 Congress Street, Boston, Massachusetts 02210-2805.



The ultimate parent of both companies is Manulife Financial Corporation ("MFC"), a publicly traded company, based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as MANULIFE FINANCIAL.



John Hancock USA and John Hancock New York have received the following ratings from independent rating agencies:



A++                 Superior companies have a very strong ability to meet-their
A.M. Best           obligations; 1st category of 16

AA+                 Very strong capacity to meet policyholder and contract
Fitch               obligations; 2nd category of 24

AA+                 Very strong financial  security  characteristics;  2nd
Standard & Poor's   category of 21



John Hancock USA has also received the following rating from Moody's:



Aa2 Moody's   Excellent in financial strength; 3rd category of 21



These ratings, which are current as of the date of this Prospectus and are subject to change, are assigned as a measure of John Hancock USA's and John Hancock New York's ability to honor any guarantees provided by the Contract and any applicable optional Riders, but not specifically to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any Fund.



With respect to the fixed portion of the Contracts issued by John Hancock USA, The Manufacturers Life Insurance Company unconditionally guarantees to make funds available to John Hancock USA for the timely payment of contractual claims under certain John Hancock USA fixed annuity contracts pursuant to a Guarantee Agreement dated March 31, 1996. The guarantee may be terminated by The Manufacturers Life Insurance Company upon notice to John Hancock USA. Termination will not affect The Manufacturers Life Insurance Company's continuing liability with respect to all fixed annuity contracts and fixed investment options issued by John Hancock USA prior to the termination of the guarantee except if:



- the liability to pay contractual claims under the contracts is assumed by another insurer, or



- we are sold and the buyer's guarantee is substituted for The Manufacturers Life Insurance Company's guarantee.

THE SEPARATE ACCOUNTS



We use our Separate Accounts to support the Variable Investment Options you choose.



You do not invest directly in the Funds made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Fund through one of our Separate Accounts. We hold the Fund's shares in a "sub-account" (usually with a name similar to that of the corresponding Fund) of the applicable Separate Account. A Separate Account's assets (including the Fund's shares) belong to the Company that maintains that Separate Account.



For Contracts issued by John Hancock USA, we purchase and hold Fund shares in JOHN HANCOCK USA SEPARATE ACCOUNT H. John Hancock USA became the owner of this Separate Account in a merger transaction with The Manufacturers Life Insurance Company of North America ("MANULIFE NORTH AMERICA") on January 1, 2002. Manulife North America initially established Separate Account H on August 24, 1984 as a Separate Account under the laws of Delaware. When Manulife North America merged with John Hancock USA, John Hancock USA became the owner of Separate Account H and reestablished it as a Separate Account under the laws of Michigan. As a result of this merger, John Hancock USA became the owner of all of Manulife North America's assets, including the assets of Separate Account H, and assumed all of Manulife North America's obligations including those under its contracts. The merger had no other effects on the terms and conditions of contracts issued prior to January 1, 2002.



For Contracts issued by John Hancock New York, we purchase and hold Fund shares in JOHN HANCOCK NEW YORK SEPARATE ACCOUNT A. John Hancock New York established this Separate Account on March 4, 1992 as a Separate Account under the laws of New York.



Each Company's Contracts provide that amounts held in its Separate Account pursuant to its Contracts cannot be reached by any other persons who may have claims against that Company. Each Company's general assets also support its obligations under the Contracts, as well as all of its other obligations and liabilities. These general assets consist of all assets that are not held by the Company in its Separate Account (or in any other of its separate accounts) under variable annuity or variable life insurance contracts that give their owners a preferred claim on those assets.


We reserve the right, subject to compliance with applicable law, to add other sub-accounts, eliminate existing sub-accounts, combine sub-accounts or transfer assets in one sub-account to another sub-account that we, or an affiliated company, may establish. We will not eliminate existing sub-accounts or combine sub-accounts without the prior approval of the appropriate state or federal regulatory authorities.


We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act") as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company's Separate Account may be operated as a management company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.



THE FUNDS



When you select a Variable Investment Option, we invest your money in a sub-account of our Separate Account and it invests in shares of a corresponding Fund of:



-    the John Hancock Trust.



THE FUNDS IN THE SEPARATE ACCOUNT ARE NOT PUBLICLY TRADED MUTUAL FUNDS. The Funds are only available to you as investment options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Funds also may be available through participation in certain qualified pension or retirement plans.



The Funds' investment advisers and managers (i.e., subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the Funds are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Fund described in this Prospectus with the performance of a publicly traded mutual fund. THE PERFORMANCE OF ANY PUBLICLY TRADED MUTUAL FUND COULD DIFFER SUBSTANTIALLY FROM THAT OF ANY OF THE FUNDS HELD IN OUR SEPARATE ACCOUNT.



The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Fund shares as a percentage (rounded to two decimal places) of each Fund's average daily net assets for 2005, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Funds are not fixed or specified under the terms of the contracts and may vary from year to year. These fees and expenses differ for each Fund and reduce the investment return of each Fund. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select.

The John Hancock Trust is a so-called "series" type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the John Hancock Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Trust's Funds. JHIMS LLC is our affiliate and indirectly benefits from any investment management fees JHIMS LLC retains.



- If shares of a Fund are no longer available for investment or in our judgment investment in a Fund becomes inappropriate, we may eliminate the shares of a Fund and substitute shares of another Fund, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).



The Funds pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Funds. The amount of this compensation is based on a percentage of the assets of the Fund attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Fund to Fund and among classes of shares within a Fund. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Fund's assets and paid for the services we or our affiliates provide to that Fund. In addition, compensation payments of up to 0.45% of assets may be made by a Fund's investment adviser or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the "American" Funds of the John Hancock Trust for the marketing support services it provides. (See "Distribution of Contracts.") Any of these compensation payments do not, however, result in any charge to you in addition to what is shown in the Total Annual Fund Operating Expenses table.



You bear the investment risk of any Fund you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Funds that we make available under the Contracts. You can find a full description of each Fund, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Fund in the prospectus for that Fund. You can obtain a copy of a Fund's prospectus, without charge, by contacting us at the Annuity Service Office shown on the first page of this Prospectus. You should read the Fund's prospectus carefully before investing in the corresponding Variable Investment Option.



                               JOHN HANCOCK TRUST



  (We show the Fund's manager (i.e. subadviser) in bold above the name of the
                                     Fund.)



AIM CAPITAL MANAGEMENT, INC

Mid Cap Core Trust               seeks long-term growth of capital by investing,
                                 normally, at least 80% of its assets in equity
                                 securities, including convertible securities,
                                 of mid-capitalization companies.

CAPITAL GUARDIAN TRUST COMPANY

Income & Value Trust             seeks the balanced accomplishment of (a)
                                 conservation of principal and (b) long-term
                                 growth of capital and income by investing the
                                 portfolio's assets in both equity and
                                 fixed-income securities. The subadviser has
                                 full discretion to determine the allocation
                                 between equity and fixed income securities.

U.S. Large Cap Trust             seeks long-term growth of capital and income by
                                 investing the portfolio's assets, under normal
                                 market conditions, primarily in equity and
                                 equity-related securities of companies with
                                 market capitalization greater than $500
                                 million.

CAPITAL RESEARCH MANAGEMENT
COMPANY

American Bond Trust              invests all of its assets in Class 2 shares of
                                 the Bond Trust, a series of the American Fund
                                 Insurance Series (master fund). The Bond Trust
                                 seeks to maximize current income and preserve
                                 capital by normally investing 80% of its assets
                                 in bonds, (at least 65% in investment grade
                                 debt securities and up to 35% in so-called
                                 "junk bonds"), the issuers of which may be
                                 domiciled outside the United States.

American Growth Trust            invests all of its assets in Class 2 shares of
                                 the Growth Fund, a series of American Fund
                                 Insurance Series. The Growth Fund invests
                                 primarily in common stocks of companies that
                                 appear to offer superior opportunities for
                                 growth of capital.

American Growth-Income Trust     invests all of its assets in Class 2 shares of
                                 the Growth-Income Fund, a series of American
                                 Fund Insurance Series. The Growth-Income Fund
                                 invests primarily in common stocks or other
                                 securities which demonstrate the potential for
                                 appreciation and/or dividends.

American International Trust     invests all of its assets in Class 2 shares of
                                 the International Fund, a series of American
                                 Fund Insurance Series. The International Fund
                                 invests primarily in common stocks of companies
                                 located outside the United States.

DAVIS ADVISORS

Financial Services Trust         seeks growth of capital by investing primarily
                                 in common stocks of financial companies. During
                                 normal market conditions, at least 80% of the
                                 portfolio's net assets (plus any borrowings for
                                 investment purposes) are invested in companies
                                 that are principally engaged in financial
                                 services. A company is "principally engaged" in
                                 financial services if it owns financial
                                 services-related assets constituting at least
                                 50% of the value of its total assets, or if at
                                 least 50% of its revenues are derived from its
                                 provision of financial services.

Fundamental Value Trust          seeks growth of capital by investing, under
                                 normal market conditions, primarily in common
                                 stocks of U.S. companies with market
                                 capitalizations of at least $5 billion that the
                                 subadviser believes are undervalued. The
                                 portfolio may also invest in U.S. companies
                                 with smaller capitalizations.

DEUTSCHE ASSET MANAGEMENT INC.

Real Estate Securities Trust     seeks to achieve a combination of long-term
                                 capital appreciation and current income by
                                 investing, under normal market conditions, at
                                 least 80% of its net assets (plus any
                                 borrowings for investment purposes) in equity
                                 securities of real estate investment trusts
                                 ("REITS") and real estate companies.

GRANTHAM, MAYO, VAN OTTERLOO &
CO. LLC

International Core Trust
(formerly International Stock
Trust) seeks long-term growth of capital by investing in stocks and other securities with equity characteristics of companies located in the developed countries that make up the MSCI EAFE
                                 Index.

JENNISON ASSOCIATES LLC

Capital Appreciation Trust       seeks long-term capital growth by investing at
                                 least 65% of its total assets in equity-related
                                 securities of companies that exceed $1 billion
                                 in market capitalization and that the
                                 subadviser believes have above-average growth
                                 prospects. These companies are generally
                                 medium-to-large capitalization companies.

LEGG MASON FUNDS MANAGEMENT,
INC.

Core Equity Trust                seeks long-term capital growth by investing,
                                 under normal market conditions, primarily in
                                 equity securities that, in the subadviser's
                                 opinion, offer the potential for capital
                                 growth. The subadviser seeks to purchase
                                 securities at large discounts to the
                                 subadviser's assessment of their intrinsic
                                 value.

MARISCO CAPITAL MANAGEMENT,
LLC

International Opportunities
Trust seeks long-term growth of capital by investing, under normal market conditions, at least 65% of its assets in common stocks of foreign companies that are selected for their long-term growth potential. The portfolio may invest in companies of any size throughout the world. The portfolio normally invests in issuers from at least three different countries not including the U.S. The portfolio may invest in common stocks of companies operating in emerging markets.

MFC GLOBAL INVESTMENT
MANAGEMENT (U.S.A.) LIMITED

Index Allocation Trust           Long term growth of capital. Current income is
                                 also a consideration.

Lifestyle Aggressive **          seeks to provide long-term growth of capital
                                 (current income is not a consideration) by
                                 investing 100% of the Lifestyle Trust's assets
                                 in other portfolios of the Trust ("Underlying
                                 Portfolios") which invest primarily in equity
                                 securities.

Lifestyle Balanced **            seeks to provide a balance between a high level
                                 of current income and growth of capital with a
                                 greater emphasis given to capital growth by
                                 investing approximately 40% of the Lifestyle
                                 Trust's assets in Underlying Portfolios which
                                 invest primarily in fixed income securities and
                                 approximately 60% of its assets in Underlying
                                 Portfolios which invest primarily in equity
                                 securities.

Lifestyle Conservative **        seeks to provide a high level of current income
                                 with some consideration also given to growth of
                                 capital by investing approximately 80% of the
                                 Lifestyle Trust's assets in Underlying
                                 Portfolios which invest primarily in fixed
                                 income securities and approximately 20% of its
                                 assets in Underlying Portfolios which invest
                                 primarily in equity securities.

Lifestyle Growth **              seeks to provide long-term growth of capital
                                 with consideration also given to current income
                                 by investing approximately 20% of the Lifestyle
                                 Trust's assets in Underlying Portfolios which
                                 invest primarily in fixed income securities and
                                 approximately 80% of its assets in Underlying
                                 Portfolios which invest primarily in equity
                                 securities.

Lifestyle Moderate **            seeks to provide a balance between a high level
                                 of current income and growth of capital with a
                                 greater emphasis given to current income by
                                 investing approximately 60% of the Lifestyle
                                 Trust's assets in Underlying Portfolios which
                                 invest primarily in fixed income securities and
                                 approximately 40% of its assets in Underlying
                                 Portfolios which invest primarily in equity
                                 securities.

Money Market Trust               seeks maximum current income consistent with
                                 preservation of principal and liquidity by
                                 investing in high quality money market
                                 instruments with maturities of 397 days or less
                                 issued primarily by U. S. entities.

Pacific Rim Trust                seeks long-term growth of capital by investing
                                 in a diversified portfolio that is comprised
                                 primarily of common stocks and equity-related
                                 securities of corporations domiciled in
                                 countries in the Pacific Rim region

MUNDER CAPITAL MANAGEMENT

Small Cap Opportunities Trust    seeks long-term capital appreciation by
                                 investing, under normal circumstances, at least
                                 80% of its assets in equity securities of
                                 companies with market capitalizations within
                                 the range of the companies in the Russell 2000
                                 Index.

PACIFIC INVESTMENT MANAGEMENT
COMPANY

Global Bond Trust                seeks to realize maximum total return,
                                 consistent with preservation of capital and
                                 prudent investment management by investing the
                                 portfolio's assets primarily in fixed income
                                 securities denominated in major foreign
                                 currencies, baskets of foreign currencies (such
                                 as the ECU), and the U.S. dollar.

Total Return Trust               seeks to realize maximum total return,
                                 consistent with preservation of capital and
                                 prudent investment management by investing,
                                 under normal market conditions, at least 65% of
                                 the portfolio's assets in a diversified
                                 portfolio of fixed income securities of varying
                                 maturities. The average portfolio duration will
                                 normally vary within a three- to six-year time
                                 frame based on the subadviser's forecast for
                                 interest rates.

PZENA INVESTMENT MANAGEMENT,
LLC

Classic Value Trust              seeks long-term growth of capital by investing,
                                 under normal market conditions, at least 80% of
                                 its net assets in domestic equity securities.

SALOMON BROTHERS ASSET
MANAGEMENT INC

High Yield Trust                 seeks to realize an above-average total return
                                 over a market cycle of three to five years,
                                 consistent with reasonable risk, by investing
                                 primarily in high yield debt securities,
                                 including corporate bonds and other
                                 fixed-income securities.

U.S. Government Securities
Trust seeks a high level of current income consistent with preservation of capital and maintenance of liquidity, by investing in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.

SUSTAINABLE GROWTH ADVISERS,
L.P.

Small Company Value Trust        seeks long-term growth of capital by investing,
                                 under normal market conditions, primarily in
                                 small companies whose common stocks are
                                 believed to be undervalued. Under normal market
                                 conditions, the portfolio will invest at least
                                 80% of its net assets (plus any borrowings for
                                 investment purposes) in companies with a market
                                 capitalization that do not exceed the maximum
                                 market capitalization of any security in the
                                 Russell 2000 Index* at the time of purchase.

T. ROWE PRICE ASSOCIATES, INC.

Blue Chip Growth Trust           seeks to achieve long-term growth of capital
                                 (current income is a secondary objective) by
                                 investing, under normal market conditions, at
                                 least 80% of the portfolio's total assets in
                                 the common stocks of large and medium-sized
                                 blue chip growth companies. Many of the stocks
                                 in the portfolio are expected to pay dividends.

Equity-Income Trust              seeks to provide substantial dividend income
                                 and also long-term capital appreciation by
                                 investing primarily in dividend-paying common
                                 stocks, particularly of established companies
                                 with favorable prospects for both increasing
                                 dividends and capital appreciation.

Health Sciences Trust            seeks long-term capital appreciation by
                                 investing, under normal market conditions, at
                                 least 80% of its net assets (plus any
                                 borrowings for investment purposes) in common
                                 stocks of companies engaged in the research,
                                 development, production, or distribution of
                                 products or services related to health care,
                                 medicine, or the life sciences (collectively
                                 termed "health sciences").

Science & Technology Trust       seeks long-term growth of capital by investing,
                                 under normal market condition, at least 80% of
                                 its net assets (plus any borrowings for
                                 investment purposes) in common stocks of
                                 companies expected to benefit from the
                                 development, advancement, and use of science
                                 and technology. Current income is incidental to
                                 the portfolio's objective

TEMPLETON INVESTMENT COUNSEL,
INC.

International Small Cap Trust    seeks capital appreciation by investing
                                 primarily in the common stock of companies
                                 located outside the U.S. which have total stock
                                 market capitalization or annual revenues of
                                 $1.5 billion or less ("small company
                                 securities").

International Value Trust        seeks long-term growth of capital by investing,
                                 under normal market conditions, primarily in
                                 equity securities of companies located outside
                                 the U.S., including emerging markets.

UBS GLOBAL ASSET MANAGEMENT

Global Allocation Trust          seeks total return, consisting of long-term
                                 capital appreciation and current income, by
                                 investing in equity and fixed income securities
                                 of issuers located within and outside the U.S.

VAN KAMPEN INVESTMENTS

Value Trust                      seeks to realize an above-average total return
                                 over a market cycle of three to five years,
                                 consistent with reasonable risk, by investing
                                 primarily in equity securities of companies
                                 with capitalizations similar to the market
                                 capitalization of companies in the Russell
                                 Midcap Value Index.

WELLINGTON MANAGEMENT COMPANY,
LLP

Investment Quality Bond Trust    seeks a high level of current income consistent
                                 with the maintenance of principal and
                                 liquidity, by investing in a diversified
                                 portfolio of investment grade bonds and tends
                                 to focus its investment on corporate bonds and
                                 U.S. Government bonds with intermediate to
                                 longer term maturities. The portfolio may also
                                 invest up to 20% of its assets in
                                 non-investment grade fixed income securities.

Mid Cap Stock Trust              seeks long-term growth of capital by investing
                                 primarily in equity securities of mid-size
                                 companies with significant capital appreciation
                                 potential.

Natural Resources Trust          seeks long-term total return by investing,
                                 under normal market conditions, primarily in
                                 equity and equity-related securities of natural
                                 resource-related companies worldwide.

Small Cap Growth Trust           seeks long-term capital appreciation by
                                 investing, under normal market conditions,
                                 primarily in small-cap companies that are
                                 believed to offer above average potential for
                                 growth in revenues and earnings.



* "Russell 2000(R)" is a trademark of Frank Russell Company. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by the Frank Russell Company, nor does Frank Russell Company make any representation regarding the advisability of investing in the Trust.



** Deutsche Asset Management Inc. provides subadvisory consulting services to MFC Global Investment Management (U.S.A.) Limited for the Lifestyle Funds.



You instruct us how to vote Fund shares.



We will vote Fund shares held in a Separate Account at any Fund shareholder meeting in accordance with voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Fund shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for proxy materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. We will vote all Fund shares that we hold (including our own shares and those we hold in the Separate Account for Contract Owners) in proportion to the instructions so received.



During the Accumulation Period, the Contract Owner has the voting interest under a Contract. During the Pay-out Period, the Annuitant has the voting interest under a Contract. We reserve the right to make any changes in the voting rights described above that may be permitted by the Federal securities laws, regulations or interpretations thereof. For further information on voting interests under the Contract, see the section entitled "Voting Interests" in this Prospectus.



The value of an investment account is measured in "accumulation units," which vary in value with the performance of the underlying Trust portfolio.

                           Description of the Contract

ELIGIBLE PLANS


The Contract may be issued to fund plans qualifying for special income tax treatment under the Internal Revenue Code of 1986, as amended (the "CODE"), such as individual retirement accounts and annuities, pension and profit-sharing plans for corporations and sole proprietorships/partnerships ("H.R. 10" and "Keogh" plans), tax-sheltered annuities, and state and local government deferred compensation plans (see "QUALIFIED RETIREMENT PLANS"). The Contract is also designed so that it may be used with non-qualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee) as may be eligible under applicable law.


ACCUMULATION PERIOD PROVISIONS

Purchase Payments


We may impose restrictions on your ability to make initial and subsequent Purchase Payments.



Your purchase payments are made to us at our Annuity Service Office. The minimum initial purchase payment is $5,000 for non-qualified contracts and $2000 for qualified contracts. However, if the optional Payment Enhancement is elected (only available in New York), the minimum initial purchase payment is $10,000. Subsequent purchase payments must be at least $30. Purchase payments may be made at any time and must be in U.S dollars. We may provide for purchase payments to be automatically withdrawn from your bank account on a periodic basis. If a purchase payment would cause your Contract value to exceed $1,000,000 or your contract value already exceeds $1,000,000, you must obtain our approval in order to make the payment.



John Hancock USA may reduce or eliminate the minimum initial purchase payment requirement, upon your request and as permitted by state law, in the following circumstances:



- You purchase your contract through a 1035 exchange or a qualified plan transfer of an existing contract(s) issued by another carrier(s) AND at the time of application, the value of your existing contract(s) meets or exceeds the applicable minimum initial purchase payment requirement AND prior to our receipt of such 1035 monies, the value drops below the applicable minimum initial purchase payment requirement due to market conditions.



- You purchase more than one new contract and such contracts cannot be combined AND the average initial purchase payments for these new contracts is equal to or greater than $50,000.



- You and your spouse each purchase at least one new contract AND the average initial purchase payments for the new contract(s) is equal to or greater than $50,000.



- You purchase multiple contracts issued in conjunction with a written Retirement Savings Plan (either qualified and non-qualified), for the benefit of plan participants AND the annuitant under each contract is a plan participant AND the average initial purchase payment for these new contracts is equal to or greater than $50,000.



If permitted by state law, John Hancock USA may cancel a Contract at the end of any two consecutive contract years in which no purchase payments have been made, if both:



- the total purchase payments made over the life of the Contract, less any withdrawals, are less than $2,000; and


-    the contract value at the end of such two year period is less than $2,000.


Contracts issued by John Hancock New York may be cancelled at the end of any three consecutive contract years in which no purchase payments have been made as described above. We may vary the cancellation of Contract privileges in certain states in order to comply with state insurance laws and regulations. If we cancel your Contract, we will pay you the contract value computed as of the valuation period during which the cancellation occurs, minus the amount of any outstanding loan . The amount paid will be treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see "FEDERAL TAX MATTERS").



You designate how your purchase payments are to be allocated among the investment options. You may change the allocation of subsequent purchase payments at any time by notifying us in writing (or by telephone or electronically if you comply with our telephone or electronic transaction procedures described herein).



Accumulation Units



During the accumulation period, we will establish an INVESTMENT ACCOUNT for you for each Investment Option to which you allocate a portion of your contract value. Amounts are credited to those investment accounts in the form of ACCUMULATION UNITS (units of measure used to calculate the value of the variable portion of your Contract during the accumulation period). The number of accumulation units to be credited to each investment account is determined by dividing the amount allocated to that investment account by the value of an accumulation unit for that investment account next computed after the purchase payment is received at our Annuity Service Office complete with all necessary information or, in the case of the first purchase payment, pursuant to the procedures described below.



Initial purchase payments received by mail will usually be credited on the business day (any date on which the New York Stock Exchange is open and the net asset value of a portfolio is determined) on which they are received at our Annuity Service Office, and in any event not later than two business days after our receipt of all information necessary for issuing the Contract. Subsequent purchase payments will be credited on the business day they are received at our Annuity Service Office. You will be informed of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five business days after receipt, your purchase payment will be returned promptly, unless you specifically consent to our retaining your purchase payment until all necessary information is received. Initial purchase payments received by wire transfer from broker-dealers will be credited on the business day received by us if the broker-dealers have made special arrangements with us.


Value of Accumulation Units


The value of your accumulation units will vary from one business day to the next depending upon the investment results of the investment options you select. The value of an accumulation unit for each sub-account was arbitrarily set at $10 or $12.50 for the first business day that the sub-account was established. The value of an accumulation unit for any subsequent business day is determined by multiplying the value of an accumulation unit for the immediately preceding business day by the net investment factor for that sub-account (described below) for the business day for which the value is being determined. Accumulation units will be valued as of the end of each business day. A business day is deemed to end at the time of the determination of the net asset value of the shares of a portfolio.


Net Investment Factor

The net investment factor is an index used to measure the investment performance of a sub-account from one business day to the next (the "VALUATION PERIOD"). The net investment factor may be greater or less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. The net investment factor for each sub-account for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result:

Where (a) is:


- the net asset value per share of a fund share held in the sub-account determined at the end of the current valuation period, plus

- the per share amount of any dividend or capital gain distributions made by the fund on shares held in the sub-account if the "ex-dividend" date occurs during the current valuation period.

Where (b) is the net asset value per share of a fund share held in the sub-account determined as of the end of the immediately preceding valuation period.



Where (c) is a factor representing the charges deducted from the sub-account on a daily basis for Separate Account Annual Expenses


TRANSFERS AMONG INVESTMENT OPTIONS


During the accumulation period, you may transfer amounts among the variable investment options and from those investment options to the fixed investment options, subject to the restrictions set forth below.


You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the internet (See "TELEPHONE AND ELECTRONIC TRANSACTIONS"). Accumulation units will be canceled from the investment account from which you transfer amounts and credited to the investment account to which you transfer amounts. Your contract value on the date of the transfer will not be affected by a transfer. You must transfer at least $300 or, if less, the entire value of the investment account. If after the transfer the amount remaining in the investment account is less than $100, then we will transfer the entire amount instead of the requested amount.


Currently, we do not impose a charge for transfer requests. The first twelve transfers in a contract year are free of any transfer charge. For each additional transfer in a contract year, we do not currently assess a charge but reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.

We have adopted a policy and procedures to restrict frequent transfers of contract value among variable investment options.


Investment options in variable annuity and variable life insurance products can be a prime target for abusive transfer activity because these products value their variable investment options on a daily basis and allow transfers among variable investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, long-term investors in a variable investment option can be harmed by frequent transfer activity since such activity may expose the variable investment options underlying a portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager's ability to effectively manage a portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.



To discourage disruptive frequent trading activity, we have adopted a policy for the Separate Account to restrict transfers to two per calendar month per contract, with certain exceptions listed below, and procedures to count the number of transfers made under a contract. Under the current procedures of the Separate Account, we count all transfers made during the period from the opening of trading each day the net asset value of the shares of a portfolio are determined (usually 9 a.m.) to the close of trading that day (the close of day-time trading of the New York Stock Exchange (usually 4 p.m.)) as a SINGLE transfer. We do NOT count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing Program, (b) transfers from a fixed account option at the end of its guarantee period, (c) transfers made within a prescribed period before and after a substitution of underlying portfolios and (d) transfers made during the pay-out period (these transfers are subject to a 30 day notice requirement, however, as described in the "Transfers During Pay-out Period" section of this Prospectus). Under the Separate Account's policy and procedures, Contract owners may transfer to a Money Market investment option even if the two transfer per month limit has been reached if 100% of the contract value in all variable investment options is transferred to that Money Market investment option. If such a transfer to a Money Market investment option is made, for a 30 calendar day period after such transfer, no subsequent transfers from that Money Market investment option to another variable investment option may be made. We apply the Separate Account's policy and procedures uniformly to all contract owners.


We reserve the right to take other actions to restrict trading, including, but not limited to:

-    restricting the number of transfers made during a defined period,

-    restricting the dollar amount of transfers,

- restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail), and

-    restricting transfers into and out of certain subaccounts.


In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Funds. We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).



While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.


Maximum Number of Investment Options

There is no limit on the number of investment options to which you may allocate purchase payments.

Telephone and Electronic Transactions

We permit you to make certain types of transactions by telephone or electronically through the internet.


When you purchase a Contract, we will automatically permit you to request transfers and withdrawals by telephone. We will also permit you to access information about your Contract, request transfers and perform some transactions (other than withdrawals) electronically through the internet. You can contact us at the applicable telephone number or internet address shown on the first page of this Prospectus.


To access information and perform electronic transactions through our website, you will be required to create an account with a username and password, and maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone or electronically through the internet by sending us instructions in a form acceptable to us.

We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we will record all conversations with you. When someone contacts us by telephone and follows our procedures, we will assume that you are authorizing us to act upon those instructions. For electronic transactions through the internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

-    Any loss or theft of your password, or

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-    Any unauthorized use of your password.

We may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to employ our procedures properly.


All transaction instructions we receive by telephone or electronically will be followed by a confirmation statement of the transaction. Transaction instructions we receive by telephone or electronically before the close of the New York Stock Exchange, which is usually 4: 00 p.m. Eastern time on any Valuation Day, will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.



We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum withdrawal amount available to you through a telephone transaction. Also, as stated earlier in this prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.


Special Transfer Services - Dollar Cost Averaging

Dollar Cost Averaging and Asset Rebalancing programs are available.


We administer a Dollar Cost Averaging ("DCA") program. If you enter into a DCA agreement, you may instruct us to transfer monthly a predetermined dollar amount from any variable investment option or from a Fixed Investment Option we permit for this purpose to other variable investment options until the amount in the investment option from which the transfer is made is exhausted. The DCA fixed account investment option may be established under the DCA program to make automatic transfers. Only purchase payments (and not existing contract values) may be allocated to the DCA fixed account investment option. If the DCA fixed account investment option is elected, the amounts allocated to this account will be credited with interest at the guaranteed interest rate in effect on the date of such allocation.



From time to time, we may offer special DCA programs where the rate of interest credited to a fixed investment option exceeds our actual earnings on the supporting assets, less appropriate risk and expense adjustments. In such case, any amounts credited to your account in excess of amounts earned by us on the assets in the general account will be recovered from existing charges described in your Contract. Your contract charges will not increase as a result of electing to participate in any special DCA program.



The DCA program is generally suitable if you are making a substantial deposit and desire to control the risk of investing at the top of a market cycle. The DCA program allows investments to be made in equal installments over time in an effort to reduce that risk. Therefore, a lower purchase price may be achieved over the long-term by purchasing more accumulation units of a particular sub-account when the unit value is low; less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. Contract owners interested in the DCA program should consider their financial ability to continue purchases through periods of low price levels. If you are interested in the DCA program, you may elect to participate in the program on the appropriate application or you may obtain a separate authorization form and full information concerning the program and its restrictions from your securities dealer or our Annuity Service Office. There is no charge for participation in the DCA program.



Special Transfer Services - Asset Rebalancing Program



We administer an Asset Rebalancing Program which enables you to specify the percentage levels you would like to maintain in particular Funds. Your contract value will be automatically rebalanced pursuant to the schedule described below to maintain the indicated percentages by transfers among the Funds. (Fixed investment options are not eligible for participation in the Asset Rebalancing Program.) The entire value of the variable investment options must be included in the Asset Rebalancing Program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing Program is being used. If you are interested in the Asset Rebalancing Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your securities dealer or our Annuity Service Office. There is no charge for participation in the Asset Rebalancing Program.



Asset rebalancing will only be permitted on the following time schedules:


- quarterly on the 25th day of the last month of the calendar quarter (or the next business day if the 25th is not a business day);

- semi-annually on June 25th and December 26th (or the next business day if these dates are not business days); or

- annually on December 26th (or the next business day if December 26th is not a business day).


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Withdrawals


You may withdraw all or a portion of your contract value, but may incur withdrawal charges or tax liability as a result.



During the accumulation period, you may withdraw all or a portion of your contract value upon written request (complete with all necessary information) to our Annuity Service Office. You may make withdrawals by telephone as described above under "Telephone and Electronic Transactions". For certain qualified contracts, exercise of the withdrawal right may require the consent of the qualified plan participant's spouse under the Code. In the case of a total withdrawal, we will pay the contract value as of the date of receipt of the request at our Annuity Service Office, minus any unpaid loans and any applicable withdrawal charge. The Contract then will be canceled. In the case of a partial withdrawal, we will pay the amount requested and cancel accumulation units credited to each investment account equal in value to the amount withdrawn from that investment account plus any applicable withdrawal charge deducted from that investment account.



When making a partial withdrawal, you should specify the investment options from which the withdrawal is to be made. The amount requested from an investment option may not exceed the value of that investment option minus any applicable withdrawal charge. If you do not specify the investment options from which a partial withdrawal is to be taken, the withdrawal will be taken from the variable investment options until exhausted and then from the fixed account investment option, beginning with the shortest remaining guarantee period first and ending with the longest remaining guarantee period last. If the partial withdrawal is less than the total value in the variable investment options, the withdrawal will be taken proportionately from all of your variable investment options. For rules governing the order and manner of withdrawals from the fixed account investment option, see "FIXED INVESTMENT OPTION."


There is no limit on the frequency of partial withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the investment option. If after the withdrawal (and deduction of any withdrawal charge) the amount remaining in the investment option is less than $100, we will treat the partial withdrawal as a withdrawal of the entire amount held in the investment option. If a partial withdrawal plus any applicable withdrawal charge would reduce the contract value to less than $300, we will treat the partial withdrawal as a total withdrawal of the contract value.


The amount of any withdrawal from the variable investment options will be paid promptly, and in any event within seven days of receipt of the request, complete with all necessary information at our Annuity Service Office, except that we reserve the right to defer the right of withdrawal or postpone payments for any period when:


- the New York Stock Exchange is closed (other than customary weekend and holiday closings),

-    trading on the New York Stock Exchange is restricted,


- an emergency exists as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets, or


- the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.


Withdrawals from the Contract may be subject to income tax and a 10% IRS penalty tax (see "FEDERAL TAX MATTERS"). Withdrawals are permitted from contracts issued in connection with Section 403(b) qualified plans only under limited circumstances (see "APPENDIX C - QUALIFIED PLAN TYPES").


Special Withdrawal Services - The Income Plan

Systematic "Income Plan" withdrawals are available.


We administer an Income Plan ("IP") which permits you to pre-authorize a periodic exercise of the contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified investment options on a periodic basis. The total of IP withdrawals in a contract year is limited to not more than 10% of the purchase payments made (to ensure that no withdrawal charge will ever apply to an IP withdrawal). If additional withdrawals, outside the IP program, are taken from a contract in the same contract year in which an IP program is in effect, IP withdrawals taken after the free withdrawal amount has been exceeded are subject to a withdrawal charge. The IP is not available to Contracts participating in the DCA program or for which purchase payments are being automatically deducted from a bank account on a periodic basis. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% IRS penalty tax. If you are interested in an IP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your securities dealer or our Annuity Service Office. There is no charge for participation in the IP program .



                                       23

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Death Benefit During Accumulation Period

If you die during the accumulation period, your beneficiary will receive a death benefit that might exceed your contract value.


In General. The following discussion applies principally to Contracts that are not issued in connection with qualified plans, i.e., "NON-QUALIFIED CONTRACTS." Tax law requirements applicable to qualified plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are complex. Accordingly, if your Contract is to be used in connection with a qualified plan, you should seek competent legal and tax advice regarding the suitability of the Contract for the situation involved and the requirements governing the distribution of benefits, including death benefits, from a contract used in the plan. (See "FEDERAL TAX MATTERS" and Appendix C "QUALIFIED PLAN TYPES").



A substitution or addition of any contract owner may result in resetting the death benefit to an amount equal to the contract value as of the date of the change. For purposes of subsequent calculations of the death benefit prior to the maturity date, the contract value on the date of the change will be treated as a payment made on that date. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date of the change will not be considered in the determination of the death benefit. No such change in death benefit will be made if the person whose death will cause the death benefit to be paid is the same after the change in ownership or if ownership is transferred to the owner's spouse.



Amount of Death Benefit. The death benefit payable under the Contract will be the greater of:



-    the contract value, or



- the sum of all purchase payments made, less any amounts deducted in connection with partial withdrawals.



The amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (i) times (ii) where:



     (i)  is equal to the Death Benefit prior to the withdrawal and



     (ii) is equal to the partial withdrawal amount divided by the contract value prior to the partial withdrawal.



Payment of Death Benefit. The determination of the death benefit will be made on the date we receive written notice and "proof of death" as well as all required claims forms from all beneficiaries at our Annuity Service Office. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuity Service Office:


-    a certified copy of a death certificate; or


- a certified copy of a decree of a court of competent jurisdiction as to the finding of death; and all required claim forms; or


-    any other proof satisfactory to us.

If there are any unpaid loans, the death benefit equals the death benefit, as described above, minus the amount of unpaid loans (including unpaid interest).

We will pay the death benefit to the beneficiary if any contract owner dies before the maturity date. If there is a surviving owner, that contract owner will be deemed to be the beneficiary. No death benefit is payable on the death of any annuitant, except that if any owner is not a natural person, the death of any annuitant will be treated as the death of an owner. On the death of the last surviving annuitant, the owner, if a natural person, will become the annuitant unless the owner designates another person as the annuitant.


The death benefit may be taken in the form of a lump sum under our current administrative procedures. If not taken immediately, the Contract will continue subject to the following:


-    The beneficiary will become the owner.


- Any excess of the death benefit over the contract value will be allocated to the owner's investment accounts in proportion to their relative values on the date of receipt by us of due proof of the owner's death.


-    No additional purchase payments may be made.

-    Withdrawal charges will be waived for all future distributions.





- If the beneficiary is not the deceased owner's spouse, distribution of the owner's entire interest in the Contract must be made within five years of the owner's death, or alternatively, distribution may be made as an annuity, under one of the annuity options described below , which begins within one year of the owner's death and is payable over the life of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary. (See "ANNUITY OPTIONS" below.) If distribution is not made as an annuity, upon the death of the beneficiary, the death benefit will equal the contract value and must be distributed immediately in a single sum.


- If the deceased owner's spouse is the beneficiary, the surviving spouse continues the Contract as the new owner. In such a case, the distribution rules applicable when a contract owner dies will apply when the spouse, as the owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the death benefit payable upon the death of the spouse (excluding any optional benefits), the death benefit paid upon the first owner's death will be treated as a purchase payment to the Contract. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date of the first owner's death will not be considered in the determination of the spouse's death benefit.



- Alternatively, if the Contract is not a qualified contract and if the beneficiary is not the deceased owner's spouse, distribution of the owner's entire interest in the Contract may be made as a series of withdrawals over the beneficiary's life expectancy. If this form of distribution is selected, the beneficiary may not reduce or stop the withdrawals but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial beneficiary dies while value remains in the Contract, a successor beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial beneficiary's life expectancy.



Please see "Optional Benefits" for a discussion of benefits available to beneficiaries under the optional annual step death benefit.



Death benefits will be paid within seven days of the date the amount of the death benefit is determined, as described above, subject to postponement under the same circumstances that payment of withdrawals may be postponed (see "WITHDRAWALS").



In designating beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if you choose not to restrict death benefits under the Contract. If you impose restrictions, those restrictions will govern the payment of the death benefit.


PAY-OUT PERIOD PROVISIONS


General


Annuity benefit payments may be paid in several ways.


Generally, we will begin paying annuity benefits to the annuitant under the Contract on the contract's maturity date (the first day of the pay-out period). The maturity date is the date specified on your Contract's specifications page, unless you change that date. If no date is specified, the maturity date is the first day of the month following the later of the 90th birthday of the oldest annuitant or the tenth contract anniversary. You may specify a different maturity date at any time by written request at least one month before both the previously specified and the new maturity date. The new maturity date may not be later than the previously specified maturity date unless we consent. Maturity dates which occur when the annuitant is at an advanced age, e.g., past age 90, may have adverse income tax consequences (see "FEDERAL TAX MATTERS"). Distributions from qualified contracts may be required before the maturity date.





You may select the frequency of annuity benefit payments. However, if the contract value at the maturity date is such that a monthly payment would be less than $20, we may pay the contract value, minus any unpaid loans, in one lump sum to the annuitant on the maturity date.

Annuity Options


Annuity benefit payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. Upon purchase of the Contract, and at any time during the accumulation period, you may select one or more of the annuity options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. If an annuity option is not selected, we will provide as a default option a life annuity with payments guaranteed for ten years as described below. Annuity benefit payments will be determined based on the Investment Account Value of each investment option at the maturity date. IRS regulations may preclude the availability of certain annuity options in connection with certain qualified contracts . Once annuity benefit payments commence, the annuity option may not be changed and the form of settlement may not be changed.


Please read the description of each annuity option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an annuitant may receive only one payment if the annuitant dies prior to the date the second payment is due. Annuities with payments guaranteed for a certain number of years may also be elected but the amount of each payment will be lower than that available under the non-refund life annuity option.


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


The following annuity options are guaranteed in the Contract.


     Option 1(a): Non-Refund Life Annuity - An annuity with payments during the lifetime of the annuitant. No payments are due after the death of the annuitant. Because there is no guarantee that any minimum number of payments will be made, an annuitant may receive only one payment if the annuitant dies prior to the date the second payment is due.

     Option 1(b): Life Annuity with Payments Guaranteed for 10 Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the annuitant. Because payments are guaranteed for 10 years, annuity benefit payments will be made to the end of such period if the annuitant dies prior to the end of the tenth year.

     Option 2(a): Joint & Survivor Non-Refund Life Annuity - An annuity with payments during the lifetimes of the annuitant and a designated co-annuitant. No payments are due after the death of the last survivor of the annuitant and co-annuitant. Because there is no guarantee that any minimum number of payments will be made, an annuitant or co-annuitant may receive only one payment if the annuitant and co-annuitant die prior to the date the second payment is due.

     Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the annuitant and a designated co-annuitant. Because payments are guaranteed for 10 years, annuity benefit payments will be made to the end of such period if both the annuitant and the co-annuitant die prior to the end of the tenth year.

In addition to the foregoing annuity options which we are contractually obligated to offer at all times, we currently offer the following annuity options. We may cease offering the following annuity options at any time and may offer other annuity options in the future.

     Option 3: Life annuity with Payments Guaranteed for 5, 15 or 20 Years - An Annuity with payments guaranteed for 5, 15 or 20 years and continuing thereafter during the lifetime of the annuitant. Because payments are guaranteed for the specific number of years, annuity benefit payments will be made to the end of the last year of the 5, 15 or 20 year period.

     Option 4: Joint & Two-Thirds Survivor Non-Refund Life Annuity - An annuity with full payments during the joint lifetime of the annuitant and a designated co-annuitant and two-thirds payments during the lifetime of the survivor. Because there is no guarantee that any minimum number of payments will be made, an annuitant or co-annuitant may receive only one payment if the annuitant and co-annuitant die prior to the date the second payment is due.

     Option 5: Period Certain Only Annuity for 10, 15 or 20 Years - An annuity with payments for a 10, 15 or 20 year period and no payments thereafter.


Fixed Annuity Options. Subject to the distribution of death benefits provisions (see "DEATH BENEFIT DURING ACCUMULATION PERIOD"), on death, withdrawal or the maturity date of the Contract, the proceeds may be applied to a fixed annuity option.



The amount of each fixed annuity benefit payment is determined by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the fixed annuity to the appropriate table in the Contract. If the table we are then using is more favorable to you, we will substitute that table. If you choose an annuity option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of fixed annuity benefit payments.



Full Surrenders During the Pay-out Period. You may surrender your Contract, after the pay-out period has begun, only if you have selected a variable pay-out under Option 5: Period Certain Only Annuity for 10, 15, or 20 years. Under this option, we will pay you the present value of any remaining guaranteed annuity benefit payments ("Commuted Value") of your Contract. The Commuted Value is determined on the day we receive your written request for Surrender.


If you elect to take the entire Commuted Value of the remaining annuity benefit payments due in the Period Certain, no future annuity benefit payments will be made.


Partial Surrenders During the Pay-out Period. Partial Surrenders are permitted after the pay-out period has begun, only if you have selected a variable pay-out under Option 5: Period Certain Only Annuity for 10, 15, or 20 years. You make take partial surrenders of amounts equal to the Commuted Value of the payments that we would have made during the Period Certain. The Commuted Value is determined on the day we receive your written request for Surrender.


If you elect to take only the Commuted Value of some of the remaining annuity benefit payments due in the Period Certain, we will reduce the remaining annuity benefit payments during the remaining period certain.

Determination of Amount of the First Variable Annuity Benefit Payment


The first variable annuity benefit payment is determined by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a variable annuity to the annuity tables contained in the Contract. The amount of the contract value will be determined as of the date not more than ten business days prior to the maturity date. Contract value used to determine annuity benefit payments will be reduced by any applicable premium taxes.



The rates contained in the annuity tables vary with the annuitant's sex and age and the annuity option selected. However, for Contracts issued in connection with certain employer-sponsored retirement plans sex-distinct tables may not be used. Under such tables, the longer the life expectancy of the annuitant under any life annuity option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly variable annuity benefit payment will be.


Annuity Units and the Determination of Subsequent Variable Annuity Benefit Payments

Variable annuity benefit payments after the first one will be based on the investment performance of the sub-accounts selected during the pay-out period. The amount of a subsequent payment is determined by dividing the amount of the first annuity benefit payment from each sub-account by the annuity unit value of that sub-account (as of the same date the contract value to effect the annuity was determined) to establish the number of annuity units which will thereafter be used to determine payments. This number of annuity units for each sub-account is then multiplied by the appropriate annuity unit value as of a uniformly applied date not more than ten business days before the annuity benefit payment is due, and the resulting amounts for each sub-account are then totaled to arrive at the amount of the annuity benefit payment to be made. The number of annuity units generally remains constant throughout the pay-out period (assuming no transfer is made). A pro-rata portion of the administration fee will be deducted from each annuity benefit payment.

The value of an annuity unit for each sub-account for any business day is determined by multiplying the annuity unit value for the immediately preceding business day by the net investment factor for that sub-account (see "NET INVESTMENT FACTOR") for the valuation period for which the annuity unit value is being calculated and by a factor to neutralize the assumed interest rate. Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.


A 3% assumed interest rate is built into the annuity tables in the Contract used to determine the first variable annuity benefit payment.


Transfers During Pay-out Period

Some transfers are permitted during the pay-out period, but subject to different limitations than during the accumulation period.

Once variable annuity benefit payments have begun, you may transfer all or part of the investment upon which those payments are based from one sub-account to another. You must submit your transfer request to our Annuity Service Office at least 30 DAYS BEFORE the due date of the first annuity benefit payment to which your transfer will apply. Transfers after the maturity date will be made by converting the number of annuity units being transferred to the number of annuity units of the sub-account to which the transfer is made, so that the next annuity benefit payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity benefit payments will reflect changes in the value of the annuity units for the new sub-account selected. We reserve the right to limit, upon notice, the maximum number of transfers a contract owner may make per contract year to four. Once annuity benefit payments have commenced, no transfers may be made from a fixed annuity option to a variable annuity option or from a variable annuity option to a fixed annuity option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Death Benefit During Pay-out Period

If an annuity option providing for payments for a guaranteed period has been selected, and the annuitant dies during the pay-out period, we will make the remaining guaranteed payments to the beneficiary. Any remaining payments will be made as rapidly as under the method of distribution being used as of the date of the annuitant's death. If no beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the annuitant and the beneficiary.

OTHER CONTRACT PROVISIONS

Right to Review


You have a ten-day right to cancel your Contract.



You may cancel the Contract by returning it to our Annuity Service Office or to your registered representative at any time within 10 days after receiving it or such other period as required by law. Within 7 days of receiving a returned Contract, we will pay you the contract value (minus any unpaid loans) computed at the end of the business day on which the Contract is delivered to us.



No withdrawal charge is imposed upon return of a Contract within the ten day right to review period. The ten day right to review may vary in certain states in order to comply with the requirements of state insurance laws and regulations. When the Contract is issued as an individual retirement annuity under Sections 408 or 408A of the Code, during the first 7 days of the 10 day period, we will return all purchase payments if this is greater than the amount otherwise payable. If you purchased your Contract in New York with the optional Payment Enhancement Rider, we will reduce the amount returned to you by the amount of any Payment Enhancement applied to your initial purchase payment. See "Payment Enhancement" below for additional information.



If you purchase your Contract in connection with a replacement of an existing contract, your Contract may provide for a longer time period to return it to us. For example, in New York, you may return the contract at any time within 60 days after receiving it. Replacement of an existing annuity contract generally is defined as the purchase of a new contract in connection with (a) the lapse, partial or full surrender or change of, or borrowing from, an existing annuity or life insurance contract or (b) the assignment to a new issuer of an existing annuity contract. This description, however, does not necessarily cover all situations which could be considered a replacement of an existing contract. Therefore, you should consult with your registered representative or attorney regarding whether the purchase of a new a Contract is a replacement of an existing contract.


(Applicable to Residents of California Only)


Residents in California age 60 and greater may cancel the Contract by returning it to our Annuity Service Office or agent at any time within 30 days after receiving it. If you cancel the Contract during this 30 day period and your purchase payments were allocated to a fixed investment option or the Money-Market investment option, we will pay you the original amount of your purchase payments. If your purchase payments were allocated to a Variable investment option (other than the Money Market portfolio), we will pay you the contract value, (minus any unpaid loans), computed at the end of the business day on which we receive your returned Contract.



Your purchase payments will be placed in either (a) the fixed account investment option, (b) the Money Market investment option or (c) in one or more of the Separate Account investment options, based upon your instructions on the application. If you do not instruct us otherwise, we will place your payments in the Money Market investment option.


Ownership


You are entitled to exercise all rights under your Contract.



The contract owner is the person entitled to exercise all rights under the Contract. Prior to the maturity date, the contract owner is the person designated in the Contract or certificate specifications page or as subsequently named. On and after the maturity date, the annuitant is the contract owner. If amounts become payable to any beneficiary under the Contract, the beneficiary is the contract owner.



In the case of non-qualified Contracts, ownership of the Contract may be changed or the Contract may be collaterally assigned at any time prior to the maturity date, subject to the rights of any irrevocable beneficiary. Changing the ownership of a Contract may be treated as a (potentially taxable) distribution from the Contract for Federal tax purposes. A collateral assignment will be treated as a distribution from the Contract and will be tax reported as such. An addition or substitution of any contract owner may result in resetting the death benefit to an amount equal to the contract value as of the date of the change and treating that value as a purchase payment made on that date for purposes of computing the amount of the death benefit.



Any change of ownership or assignment must be made in writing and received by us at the Annuity Service Office. We must approve any change. We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted or responsibility for the validity or sufficiency of any assignment. An absolute assignment will revoke the interest of any revocable beneficiary.


In the case of qualified contracts, ownership of the contract generally may not be transferred except by the trustee of an exempt employees' trust which is part of a retirement plan qualified under Section 401 of the Code or as otherwise permitted by applicable IRS regulations. Subject to the foregoing, a qualified contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than us.

Annuitant


The Annuitant is either you or someone you designate.



The annuitant is any natural person or persons whose life is used to determine the duration of annuity benefit payments involving life contingencies. The annuitant is entitled to receive all annuity benefit payments under the Contract. If the contract owner names more than one person as an "annuitant," the second person named shall be referred to as "CO-ANNUITANT." The annuitant is as designated on the Contract specifications page or in the application, unless changed. Any change of annuitant must be made in writing in a form acceptable to us. We must approve any change.

On the death of the annuitant prior to the maturity date, the co-annuitant, if living, becomes the annuitant. If there is no living co-annuitant, the owner becomes the annuitant. In the case of certain qualified contracts, there are limitations on the ability to designate and change the annuitant and the co-annuitant. The annuitant becomes the owner of the Contract at the Maturity Date.



If any annuitant is changed and any contract owner is not a natural person, the entire interest in the Contract must be distributed to the contract owner within five years. The amount distributed will be reduced by charges that would otherwise apply upon withdrawal.


Beneficiary


The Beneficiary is the person you designate to receive the death benefit if you die.



The beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). However, if there is a surviving contract owner, that person will be treated as the beneficiary. The beneficiary may be changed subject to the rights of any irrevocable beneficiary. Any change must be made in writing, approved by us, and (if approved) will be effective as of the date on which written. We assume no liability for any payments made or actions taken before the change is approved. If no beneficiary is living, the contingent beneficiary will be the beneficiary. The interest of any beneficiary is subject to that of any assignee. If no beneficiary or contingent beneficiary is living, the beneficiary is the estate of the deceased contract owner. In the case of certain qualified contracts , IRS regulations may limit designations of beneficiaries.


Modification


We may not modify your Contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.


Our Approval


We reserve the right to accept or reject any Contract application at our sole discretion.





Misstatement and Proof of Age, Sex or Survival

We may require proof of age, sex or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the annuitant has been misstated, the benefits will be those that would have been provided for the annuitant's correct age and sex. If we have made incorrect annuity benefit payments, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity benefit payments.


FIXED INVESTMENT OPTION



A Fixed Investment Option is not a security.



Interests in a fixed investment option are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and our general account is not registered as an investment company under the 1940 Act. Neither interests in the fixed investment option nor the general account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act. Disclosures relating to interests in the fixed investment option and the general account nonetheless may be required by the federal securities laws to be accurate.



Interest Rates and Availability. We may make available fixed investment options under the Contract. Fixed investment options provide for the accumulation of interest on purchase payments at guaranteed rates for the duration of the guarantee period. We determine the guaranteed interest rates on amounts allocated or transferred to a fixed investment account from time-to-time. In no event will the guaranteed rate of interest be less than guaranteed minimum interest rate stated in your Contract. Once an interest rate is guaranteed for a fixed investment account, it is guaranteed for the duration of the guarantee period, and we may not change it.



We may establish a DCA fixed account investment option under the DCA program to make automatic transfers to one or more variable investment options (see "SPECIAL SERVICES-DOLLAR COST AVERAGING" for details).



Currently, we do not allow purchase payments or transfers to a fixed investment option, other than currently available DCA Investment Options.



Transfers to Fixed Investment Options. You may make transfers from the variable investment options to a fixed account investment option, if available, at any time prior to the maturity date, as permitted by applicable law. We establish a separate investment account each time you allocate or transfer amounts to a fixed account investment option, except that, for amounts allocated or transferred on the same day, we will establish a single investment account. Amounts may not be allocated to a fixed account investment option that would extend the guarantee period beyond the maturity date.



Subject to certain regulatory limitations, we may restrict payments and transfers to the fixed account investment options if the guaranteed interest rate in effect is equal to the guaranteed minimum interest rate stated in your Contract.

Renewals. At the end of a guarantee period, you may establish a new investment account with the same guarantee period at the then current interest rate, or transfer the amounts to a variable investment option, all without the imposition of any charge. In the case of renewals within one year of the maturity date, the only fixed account investment option available is to have interest accrued up to the maturity date at the then current interest rate for the one year guarantee period.



Withdrawals and some transfers from the fixed account investment option are permitted during the accumulation period.



Withdrawals. You may make total and partial withdrawals of amounts held in the fixed investment option at any time during the accumulation period. Withdrawals from the fixed account investment option will be made in the same manner and be subject to the same limitations as set forth under "WITHDRAWALS" plus the following provisions also apply:



- We reserve the right to defer payment of amounts withdrawn from the fixed account investment option for up to six months from the date we receive the written withdrawal request. If a withdrawal is deferred for more than 30 days pursuant to this right, we will pay interest on the amount deferred at a rate not less than 3% per year (or higher rate if required by applicable law).



- If there are multiple investment accounts under the fixed account investment option, amounts must be withdrawn from those accounts on a first-in-first-out basis.






Withdrawals from the Contract may be subject to income tax and a 10% IRS penalty tax (see "FEDERAL TAX MATTERS" below). Withdrawals are permitted from Contracts or certificates issued in connection with Section 403(b) qualified plans only under limited circumstances (see "APPENDIX C - QUALIFIED PLAN TYPES").



Loans. We offer a loan privilege only to owners of Contracts issued in connection with Section 403(b) qualified plans that are not subject to Title I of ERISA. If you own such a Contract, you may borrow from us, using your Contract as the only security for the loan, in the same manner and subject to the same limitations as described under "LOANS." (see FEDERAL TAX MATTERS-QUALIFIED RETIREMENT PLANS LOANS"). THE LOAN PRIVILEGE WILL NOT BE AVAILABLE TO SUCH CONTRACTS IF YOU ELECT THE PRINCIPAL PLUS FOR LIFE OPTIONAL BENEFIT RIDER.


OPTIONAL BENEFITS


Principal Plus for Life



Definitions We use the following definitions to describe how the Principal Plus for Life optional benefit rider works:



Guaranteed Withdrawal Balance or GWB means:



- The total amount we guarantee to be available for future periodic withdrawals during the accumulation period.



- The initial GWB is equal to your initial purchase payment, up to the maximum GWB.



-    The maximum GWB at any time is $5,000,000.



Guaranteed Withdrawal Amount or GWA means:



- The amount we guarantee to be available each contract year for withdrawal during the accumulation period until the GWB is depleted.


-    The initial GWA is equal to 5% of the initial GWB.


-    The maximum GWA at any time is $250,000.



Covered Person means:



-    The person whose life we use to determine the duration of the LIA payments.



- The oldest Owner at issue of the rider or the oldest Annuitant in the case of a non-natural owner.


Life Income Amount or LIA means:


- The amount we guarantee to be available each contract year for withdrawal during the accumulation period after the Age 65 Contract Anniversary and while the Covered Person remains alive as an owner or annuitant of the contract.



- We determine the initial LIA on the Age 65 Contract Anniversary (or the date you purchase the benefit, if later.)



- The initial LIA is equal to 5% of the GWB at the time we make our determination.



Age 65 Contract Anniversary means the Contract Anniversary on, or next following, the date the Covered Person attains age 65.

Reset means a reduction of guaranteed amounts resulting from our recalculation of the GWB, GWA or the "LIA." We may Reset guaranteed amounts if your annual withdrawals of contract value exceed the GWA or "LIA."



Step-Up means an increase of guaranteed amounts resulting from our recalculation of the GWB, GWA or "LIA" on certain anniversary dates to reflect market performance that exceeds previously calculated benefits.



For purposes of the following description of Principal Plus for Life, "withdrawal" refers to the amount withdrawn, including any applicable withdrawal charges.



Overview. The optional Principal Plus for Life rider provides a guaranteed minimum withdrawal benefit during the accumulation period. We designed the Principal Plus for Life rider to guarantee the return of your investments in the contract, as long as you limit your withdrawals each Contract Year during the accumulation period to a "Guaranteed Withdrawal Amount" or "GWA." On the Age 65 Contract Anniversary, or at issue if the Covered Person is already 65 or older, we calculate a "Lifetime Income Amount" or "LIA." If you subsequently limit your annual withdrawals to the LIA, Principal Plus for Life guarantees that we will make the LIA benefit available to you, as long as that Covered Person is alive and an owner, beneficiary or annuitant under the Contract, even after you have recovered your investments in the contract and even if your contract value reduces to zero.



We provide additional information about Principal Plus for Life in the following sections:



- "Effect of Withdrawals" - describes how the actual amount you choose to withdraw in any Contract Year affects certain features of the riders. SINCE THE BENEFIT OF PRINCIPAL PLUS FOR LIFE IS ACCESSED THROUGH WITHDRAWALS, PRINCIPAL PLUS FOR LIFE MAY NOT BE APPROPRIATE FOR OWNERS WHO DO NOT FORESEE A NEED FOR LIQUIDITY AND WHOSE PRIMARY OBJECTIVE IS TO TAKE MAXIMUM ADVANTAGE OF THE TAX DEFERRAL ASPECT OF THE CONTRACT. YOU SHOULD CONSULT WITH YOUR TAX AND FINANCIAL PROFESSIONALS ON THIS MATTER, AS WELL AS OTHER TAX MATTERS ASSOCIATED WITH PRINCIPAL PLUS FOR LIFE.



- "Bonus Qualification and Effect" - describes how the amounts we guarantee may increase by a bonus in certain years if you make no withdrawals during those Contract Years.



- "Step-Up of GWB, GWA and LIA" - describes how the GWB, GWA and/or, LIA may increase on certain dates to reflect favorable market performance.



- "Additional Purchase Payments" - describes how you may increase the GWB, GWA and/or LIA by making additional purchase payments , and the special limitations we impose on the payments that we will accept.



- "Investment Options" - describes the special limitations we impose on the investment options we make available.



- "Life Expectancy Distributions" - describes our special program to provide minimum distribution amounts required under certain sections of the Code.



- "Settlement Phase" - describes the special circumstances that will apply if a withdrawal reduces the contract value to zero.



- "Death Benefits" - describes how Principal Plus for Life affects the death benefits provided under your Contract.



-    "Termination" - describes when Principal Plus for Life benefits end.



- "Principal Plus for Life fee" - provides further information on the fee we charge for this benefit.



You may elect Principal Plus for Life only at the time you purchase a Contract, provided:



-    the rider is available for sale in the state where the contract was sold;



- you limit your investment of purchase payments and contract value to the investment options we make available with the respective rider; and



-    you have not yet attained age 81.



We reserve the right to accept or refuse to issue Principal Plus for Life at our sole discretion. Once you elect Principal Plus for Life, its effective date will be the Contract Date and it is irrevocable. We charge an additional fee for Principal Plus for Life and reserve the right to increase the charge to a maximum charge of 0.75% if the GWB is "Stepped-Up" to equal the contract value. (See "Principal Plus for Life Fee.")



Effect of Withdrawals. We decrease the GWB each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the GWA, we will decrease the GWB by the amount of the withdrawals. If a withdrawal causes total withdrawals during a Contract Year to exceed the GWA (or if total withdrawals during a Contract Year have already exceeded the GWA), we will automatically Reset the GWB to equal the lesser of:


-    the contract value immediately after the withdrawal; or

- the GWB immediately prior to the withdrawal minus the amount of the withdrawal.


Each time we Reset the GWB, we also recalculate the GWA. The GWA will equal the lesser of (a) the GWA prior to the withdrawal or (b) 5% of the greater of the Contract Value after the withdrawal or the new GWB value. After the Age 65 Contract

Anniversary, we also will recalculate the LIA if a withdrawal causes total withdrawals during a Contract Year to exceed the LIA (or if total withdrawals during a Contract Year have already exceeded the LIA). In that case, the LIA will equal the lesser of (a) the LIA prior to the withdrawal or (b) 5% of the greater of the contract value immediately after the withdrawal or the new GWB value.



In certain circumstances, however, we will not Reset the GWB, GWA and/or the LIA, even where a withdrawal would exceed the GWA and/or LIA for a Contract Year. These involve withdrawals taken as "Life Expectancy Distributions" under an automatic distribution program provided by us. (See "Life Expectancy Distributions, below.")



We do not change your GWA when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the GWA. Similarly, we do not change your LIA when you make a withdrawal if your total withdrawals during a Contract Year are less that or equal to the LIA. If you take any withdrawals prior to the Contract Year in which the Covered Person attains age 65, the initial amount of the LIA may be less than the GWA. Although you may continue to take withdrawals up to the GWA after the Age 65 Contract Anniversary without reduction of the GWA benefit (as long as there is a positive GWB value) your LIA benefit may be reduced if the amount you withdraw exceeds the LIA. You could eventually lose any benefit based on the LIA if you continue to take withdrawals in excess of the LIA. If your withdrawals (including any applicable withdrawal charges) are less than the full GWA available in any Contract Year, the remaining GWA cannot be carried forward to the next Contract Year.



The Principal Plus for Life benefit enters a "Settlement Phase" if a withdrawal less than or equal to the GWA reduces the contract value to zero but either the GWB or the LIA immediately after the withdrawal is greater than zero (See "Settlement Phase, below"). The Principal Plus for Life benefit terminates if the contract value, GWB and LIA immediately after a withdrawal are all equal to zero (See "Principal Plus for Life Fee" and "Termination" sections, below.)



If your annual withdrawals exceed the GWA, we will recalculate amounts we guarantee for future withdrawals. We may Reset GWB, GWA and LIA values to reflect reductions that exceed the amount of your withdrawals. A Reset also may reduce the total amount guaranteed below the total of your purchase payments and may reduce or eliminate future GWA and LIA values. Withdrawals in excess of the LIA may reduce or eliminate future LIA values.



Bonus Qualification and Effect. We will increase the GWB at the end of each Contract Year during Principal Plus for Life's Bonus Period if you take no withdrawals during that Contract Year. For these purposes, the Bonus Period is the lesser of the first 10 Contract Years or each Contract Year up to the Contract Year in which the Covered Person attains age 80. Each time you qualify for a Bonus, we will increase the GWB:



- by an amount equal to 5% of total purchase payments to the contract if you did not previously Step-Up the GWB and/or we did not previously Reset the GWB (see "Effects of Withdrawals" below), otherwise



- by an amount equal to 5% of the GWB immediately after the latest Step-Up or Reset, increased by any purchase payments received since such latest Step-Up or Reset.



Each time we apply a bonus to the GWB, we will also recalculate the GWA and the LIA. The GWA will equal the greater of GWA prior to the bonus or 5% of the GWB after the bonus. The LIA will equal the greater of the LIA prior to the bonus or 5% of the GWB after the bonus.



Bonuses, when applied, will increase the GWB and may increase the GWA and the LIA.



Step-Up of GWB, GWA and LIA. If the contract value on any Step-Up Date is greater than the GWB on that date, we will automatically increase ("Step-Up") the GWB to equal the contract value (subject to the maximum GWB limit of $5 million). Each time we apply a Step-Up, we will also recalculate the GWA, the LIA, and the Rider Fee (See "Principal Plus for Life Fee.") The GWA will equal the greater of the GWA prior to the Step-Up or 5% of the new GWB value after the Step-Up and the LIA will equal the greater of the LIA prior to the Step-Up or 5% of the new GWB value after the Step-Up. We also reserve the right to increase the rate of the Principal Plus for Life fee up to a maximum rate of 0.75%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up. (See "Principal Plus for Life Fee.")



The Step-Up Dates occur only while the Principal Plus for Life Benefit is in effect. We schedule the Step-Up Dates for the 3rd, 6th, and 9th Contract Anniversary after the Contract Date up to and including the 30th Contract Anniversary while the Principal Plus for Life Benefit is in effect. After the 9th Contract Anniversary, in states where permitted, we increase the schedule of Step-Up Dates to include each succeeding Contract Anniversary (e.g., the 10th, 11th, 12th ...etc.) up to and including the 30th Contract Anniversary while the Principal Plus for Life Benefit is in effect.



If you decline an automatic Step-Up, you will have the option to elect to Step-Up the GWB (as well as the GWA and LIA) within 30 days of subsequent Step-Up Dates. If you decide to Step-Up the GWB, we will thereafter resume automatic Step-Ups.

Step-ups will increase the GWB and may increase the GWA and the LIA.



Additional Purchase Payments. Effect of Additional Purchase Payments. We will increase the total GWB by the amount of each additional purchase payment we accept (subject to the maximum GWB limit of $5 million). In addition, we will recalculate the GWA and the LIA and usually increase it:



-    in the case of the GWA, to equal the lesser of:


          -    5% of the GWB immediately after the purchase payment; or


          - the GWA immediately prior to the purchase payment plus an amount equal to 5% of the purchase payment, and


-     in the case of the LIA, to equal the lesser of:

      -     5% of the GWB immediately after the purchase payment; or

      - the LIA immediately prior to the purchase payment plus an amount equal to 5% of the purchase payment.


We will not change the GWA or the LIA if the recalculated amount is less than the GWA or LIA, as the case may be, before the additional purchase payment.



Additional purchase payments, if accepted, will increase the GWB and may increase the GWA and the LIA.



Purchase payment limits, in general. You must obtain our prior approval if the contract value immediately following an additional purchase payment would exceed $1,000,000. We do not permit additional purchase payments during a Contract's "settlement phase," as described below. Other limitations on additional payments may vary by state.



Special purchase payment limits on "non-qualified" contracts. If we issue your contract not in connection with an IRA or other tax-qualified retirement plan, we also impose the following limit on your ability to make purchase payments:



- on or after the first Contract Anniversary, without our prior approval, we will not accept an additional purchase payment if your total payments after the first Contract Anniversary exceed $100,000.



Special purchase payment limits on "qualified" Contracts. If we issue your contract in connection with a tax qualified retirement plan, including an IRA, we also impose additional limits on your ability to make purchase payments:



- on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issue your contract after you become age 65), without our prior approval, we will not accept an additional purchase payment if your total payments after the first Contract Anniversary exceed $100,000,



- for the year that you become age 70 1/2 and for any subsequent years, if your contract is issued in connection with an IRA, we will only accept a purchase payment that qualifies as a "rollover contribution," but



-    we will not accept any purchase payment after the oldest owner becomes age
     81.



You should consult with a qualified tax advisor prior to electing Principal Plus for Life for further information on tax rules affecting Qualified Contracts, including IRAs.



General right of refusal. WE RESERVE THE RIGHT TO REFUSE TO ACCEPT ADDITIONAL PURCHASE PAYMENTS AT ANY TIME AFTER THE FIRST CONTRACT ANNIVERSARY TO THE EXTENT PERMITTED IN THE STATE WE ISSUE YOUR CONTRACT. We do not reserve this right of refusal for additional payments before the Age 65 Contract Anniversary that are permitted to Contracts issued in connection with tax qualified retirement plans, including IRAs.



Investment Options. While Principal Plus for Life is in effect, under our current rules you must invest 100% of your contract value at all times either:



(a) among the Lifestyle, Index Allocation and Money Market Portfolio investment options currently available with Principal Plus for Life (see "Available Lifestyle, Index Allocation and Money Market Investment Options," below); or



(b) in a manner consistent with any one of the Model Allocations currently available with Principal Plus for Life (see "Available Model Allocations" below).



You may transfer between (a) and (b), or vice versa, on any date subject to our restrictions on frequent trading, provided you transfer 100% of your contract value. Withdrawals will be taken in accordance with our default procedures; you may not specify the investment option from which a withdrawal is to be made. (See "ACCUMULATION PERIOD PROVISIONS - Withdrawals.") Subsequent purchase payments will be allocated in accordance with your instructions, subject to the restrictions described herein. All investment options may not be available through all distribution partners.



YOU SHOULD CONSULT WITH YOUR FINANCIAL PROFESSIONAL TO ASSIST YOU IN DETERMINING WHICH MODEL ALLOCATION OR INVESTMENT OPTION AVAILABLE WITH PRINCIPAL PLUS FOR LIFE IS BEST SUITED FOR YOUR FINANCIAL NEEDS AND RISK TOLERANCE.

Available Lifestyle, Index Allocation and Money Market Investment Options. If you purchase a Contract with Principal Plus for Life, you may allocate your contract value to any one, or any combination of the available Lifestyle, Index Allocation or Money Market investment options and you may also use our Dollar Cost Averaging ("DCA") program from the Money Market or the DCA fixed account investment option in connection with your selected investment options.



These investment options invest in the following Funds:



-    Lifestyle Growth



-    Lifestyle Balanced


-    Lifestyle Moderate


-    Lifestyle Conservative



-    Index Allocation



-    Money Market



FOR MORE INFORMATION REGARDING THESE FUNDS, INCLUDING INFORMATION RELATING TO THEIR INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN SUCH FUNDS, PLEASE SEE THE "GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE FUNDS" SECTION OF THE PROSPECTUS AS WELL AS THE PROSPECTUS FOR THE APPLICABLE FUNDS. YOU CAN OBTAIN A COPY OF THE FUNDS' PROSPECTUSES BY CONTACTING THE ANNUITY SERVICE OFFICE SHOWN ON THE FIRST PAGE OF THIS PROSPECTUS. YOU SHOULD READ THE FUNDS' PROSPECTUSES CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.



Available Model Allocations. You may allocate your entire contract value to one of the available Model Allocations, as shown below, and you may also use our Dollar Cost Averaging ("DCA") program from the DCA fixed account investment option in connection with your selected Model Allocation. You must, however, rebalance your entire contract value to your selected Model Allocation on a quarterly basis. In addition, you may not transfer monies between investment options other than to transfer 100% of your contract value to another Model Allocation or 100% to any one, or any combination of, the available Lifestyle, Index Allocation and Money Market Investment Options.



The Model Allocations are:



                             MODEL
                          ALLOCATION
MODEL ALLOCATION NAME     PERCENTAGE          FUND NAME
---------------------     ----------   -----------------------
Fundamental Holdings of       25%      American Growth-Income
America                       25%      American Growth
                              15%      American International
                              35%      American Bond
Global Balanced               30%      Fundamental Value
                              20%      Global Bond
                              25%      Global Allocation
                              25%      American International
Blue Chip Balanced            30%      American Growth
                              30%      American Growth-Income
                              40%      Investment Quality Bond



IF YOU SELECT ONE OF THE MODEL ALLOCATIONS, THERE IS NO ASSURANCE THAT YOUR CONTRACT VALUE WILL NOT LOSE MONEY OR THAT INVESTMENT RESULTS WILL NOT EXPERIENCE VOLATILITY. YOUR INVESTMENT PERFORMANCE WILL DEPEND ON THE PERFORMANCE OF THE COMPONENT FUNDS REFERENCED ABOVE. YOUR INVESTMENT IN THE FUNDS WILL FLUCTUATE AND WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN YOUR ORIGINAL INVESTMENT. EACH MODEL ALLOCATION IS NOT A FUND-OF-FUNDS. FOR MORE INFORMATION REGARDING EACH FUND THAT WE PERMIT YOU TO INVEST IN THROUGH A MODEL ALLOCATION, INCLUDING INFORMATION RELATING TO THAT FUND'S INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN THAT FUND, PLEASE SEE THE "GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE FUNDS" SECTION OF THIS PROSPECTUS AS WELL AS THE FUND'S PROSPECTUS. YOU CAN OBTAIN A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON EACH OF THE FUNDS, BY CONTACTING THE RESPECTIVE ANNUITY SERVICE OFFICE SHOWN ON THE FIRST PAGE OF THIS PROSPECTUS. YOU SHOULD READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING INVESTMENT OPTION.

WE RESERVE THE RIGHT TO RESTRICT INVESTMENT OPTIONS AT ANY TIME. If we restrict an investment option, we will not allow transfers into the restricted investment option and you may not allocate purchase payments to the restricted investment option after the date of the restriction. Any amounts you allocated to an investment option before we imposed restrictions will not be affected by such restrictions as long as it remains in that investment option. Any amounts you allocate to Fixed Investment Options may be renewed subject to the terms of the contract.



We also reserve the right to limit the actual percentages you may allocate to certain investment options, to require that you choose certain investment options in conjunction with other investment options, to limit your ability to transfer between existing investment options and/or to require you to periodically rebalance existing variable investment accounts to the percentages we require.



IF YOU ELECT TO PURCHASE PRINCIPAL PLUS FOR LIFE YOU MAY INVEST YOUR CONTRACT VALUE ONLY IN THE INVESTMENT OPTIONS WE MAKE AVAILABLE WITH THIS BENEFIT.



Life Expectancy Distributions. You may request us in writing, in a form acceptable to us, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse). For purposes of Principal Plus for Life, withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you:



- pursuant to Internal Revenue Code ("Code") Section 72(q)(2)(D) or Section 72(t)(2)(A)(iv) upon the request of the owner (we sometimes refer to these as "Pre-59 1/2 Distributions"); or



- pursuant to Code Section 72(s)(2) upon the request of the owner (we sometimes refer to these as "Non-Qualified Death Benefit Stretch Distributions"); or



-    as required or contemplated by Code Section 401(a)(9), Section 403(b)(10),
     Section 408(b)(3), or Section 408A(c), as the case may be (we sometimes refer to these as "Qualified Death Benefit Stretch Distributions" or "Required Minimum Distributions").



Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your contract's proportional share of all "life expectancy" distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.



WE BASE OUR "LIFE EXPECTANCY" CALCULATIONS ON OUR UNDERSTANDING AND INTERPRETATION OF THE REQUIREMENTS UNDER TAX LAW APPLICABLE TO PRE-59 1/2 DISTRIBUTIONS, REQUIRED MINIMUM DISTRIBUTIONS, NON-QUALIFIED DEATH BENEFIT STRETCH DISTRIBUTIONS AND QUALIFIED DEATH BENEFIT STRETCH DISTRIBUTIONS. YOU SHOULD DISCUSS THESE MATTERS WITH YOUR TAX ADVISOR PRIOR TO ELECTING PRINCIPAL PLUS FOR LIFE.



Each withdrawal under our Life Expectancy Distribution program will reduce your contract value and your GWB. We will not, however, Reset your GWB, GWA or LIA if a withdrawal under our Life Expectancy Distribution program (based on our current understanding and interpretation of the tax law) causes total withdrawals during a Contract Year to exceed the GWA or LIA, as applicable.



WE WILL NOT MAKE ANY FURTHER WITHDRAWALS UNDER OUR LIFE EXPECTANCY DISTRIBUTION PROGRAM IF BOTH THE CONTRACT VALUE AND THE GWB ARE DEPLETED TO ZERO. WE WILL MAKE DISTRIBUTIONS AS PART OF THE CONTRACT'S "SETTLEMENT PHASE," HOWEVER, IF THE LIA IS GREATER THAN ZERO AND THE COVERED PERSON IS LIVING AT THAT TIME.



We designed our Life Expectancy Distribution Program to provide minimum lifetime distributions as described or as required under certain sections of the Code. Withdrawals under our automatic Life Expectancy Distribution program will not be treated as excess withdrawals and will not Reset the GWB, GWA or LIA.



No Loans under 403(b) plans. The loan privilege described in the Prospectus for contracts issued in connection with certain Section 403(b) plans is NOT available if you elect Principal Plus for Life.



Settlement Phase. We automatically make settlement payments during Principal Plus for Life's "settlement phase." The "settlement phase" begins if total withdrawals during the Contract Year are equal to or less than the GWA, the contract value reduces to zero and either the GWB or the LIA immediately after the withdrawal is still greater than zero. During this phase, the contract will continue but all other rights and benefits under the contract, including death benefits and any additional riders, terminate. We will not accept additional purchase payments and we will not deduct any charge for the Principal Plus for Life benefit during the settlement phase.



At the beginning of the settlement phase, you generally may choose an annual settlement payment amount that we will automatically pay to you. The settlement payment amount we permit you to choose varies:

- You may choose an amount that is no greater than, or equal to, the GWA if the GWB is greater than zero at the beginning of the settlement phase. We reduce any remaining GWB each time we make a settlement payment, and automatically pay the settlement amount to you each Contract Year while the Covered Person is alive until the GWB reduces to zero. After that, we will make settlement payments to you each Contract Year during the Cover Person's lifetime in an amount that is equal to any remaining LIA value. Keep in mind that in certain circumstances the LIA may be less than the GWA, and under those circumstances your choice of an amount in excess of the LIA could result in a reduction of the LIA. (See "Effect of Withdrawals")



- You may choose to continue to receive distribution payments under the Life Expectancy Distribution program if the program is in effect and the GWB is greater than zero at the beginning of the settlement phase. If you do, we will reduce any remaining GWB each time we make a distribution payment and automatically make distribution payments each Contract Year while the Covered Person is alive until the GWB reduces to zero. (See "Life Expectancy Distributions.) After that, we will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to any remaining LIA value.



- We will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to the LIA if there is no remaining GWB at the beginning of the settlement phase. If the Covered Person is alive when the GWB is depleted, we will continue to make settlement payments each Contract Year during the Covered Person's lifetime in an amount that is equal to the LIA.



- After the Age 65 Contract Anniversary, if you choose to receive a settlement payment that is in excess of the LIA, we will recalculate the LIA in the same manner as a withdrawal that exceeds the LIA (see "Effect of Withdrawals," above). We do not recalculate the LIA, however, if you receive distribution payments under the Life Expectancy Distribution program.



Death Benefits. Death benefits before the settlement phase. If any owner dies during the Accumulation Period but before the settlement phase, Principal Plus for Life will end if the Beneficiary takes the death benefit provided under the terms of the contract as a lump sum under our current administrative procedures. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:



                                     THEN
IF THE BENEFICIARY IS:               PRINCIPAL PLUS FOR LIFE:
---------------------                -----------------------
1. The deceased owner's spouse and   - Does not continue with respect to the
the deceased owner is  the Covered   LIA, but continues with respect to the GWA
Person                               if the death benefit or the GWB is greater
                                     than zero. We will automatically Step-Up
                                     the GWB to equal the initial death benefit
                                     we determine, if greater than the GWB prior
                                     to the death benefit.

                                     - Enters the settlement phase if a
                                     withdrawal would deplete the contract value to zero, and the GWB is still greater than zero.

                                     - Continues to impose the Principal Plus for Life fee.

                                     - Continues to be eligible for any
                                     remaining Bonuses and Step-Ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of the initial death benefit Step-Up, if any, and any future Step-Ups if we increase the rate of the Principal Plus for Life fee at that time.

2.  Not the deceased owner's         Continues in the same manner as 1., except
spouse and the deceased owner is     that Principal Plus for Life does not
the Covered Person                   continue to be eligible for any remaining
                                     Bonuses and Step-Ups, other than the
                                     initial Step-Up of the GWB to equal the
                                     death benefit, if greater than the GWB
                                     prior to the death benefit. We will permit
                                     the Beneficiary to opt out of the initial
                                     death benefit Step-Up, if any, if we
                                     increase the rate of the Principal Plus for
                                     Life fee at that time.

3.  The deceased owner's spouse      Continues in the same manner as 1., except
and the deceased owner is not the    that Principal Plus for Life continues with
Covered Person                       respect to the LIA for the Beneficiary. If
                                     the LIA has not been determined prior to
                                     the payment of any portion of the death
                                     benefit, we will determine the initial LIA
                                     on an anniversary of the date we determine
                                     the death benefit after the Covered Person
                                     has reached age 65.


4.  Not the deceased owner's         Continues in the same manner as 1., except
spouse and the deceased owner is     that Principal Plus for Life continues with
not the Covered Person               respect to the LIA for the Beneficiary. If
                                     the LIA has not been determined prior to
                                     the payment of any portion of the death
                                     benefit, we will determine the initial LIA
                                     on an anniversary of the date we determine
                                     the death benefit after the Covered Person
                                     has reached age 65.

                                     In this case, Principal Plus for Life does not continue to be eligible for any remaining Bonuses and Step-Ups, other than the initial Step-Up of the GWB to equal the death benefit, if greater than the GWB prior to the death benefit. We will permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Principal Plus for Life fee at that time.

Death benefits during the settlement phase. If you die during the settlement phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Plus for Life rider. If the Covered Person dies during the settlement phase, we reduce the LIA to zero. If the Beneficiary is the deceased owner's spouse, the surviving spouse may choose the amount of the settlement payments up to the GWA. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.



Termination. You may not terminate the Principal Plus for Life rider once it is in effect. However, Principal Plus for Life will terminate automatically upon the earliest of:



- the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the contract;



-    the date an Annuity Option under the contract begins;



-    the date the contract value, the GWB and the LIA all equal zero; or


-    termination of the contract.


Principal Plus for Life Fee. We charge an additional annual fee on each Contract Anniversary for Principal Plus for Life. The Principal Plus for Life fee is equal to 0.40% of the "Adjusted GWB." The Adjusted GWB is the GWB that was available on the prior Contract Anniversary adjusted for any Step-up or subsequent purchase payments made during the Contract Year prior to the current Contract Anniversary. We withdraw the Principal Plus for Life fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the contract value. We do not deduct the Principal Plus for Life fee during Principal Plus for Life's settlement phase or after the Maturity Date once an Annuity Option under the contract begins.



WE RESERVE THE RIGHT TO INCREASE THE PRINCIPAL PLUS FOR LIFE FEE ON THE EFFECTIVE DATE OF EACH STEP-UP. IN SUCH A SITUATION, THE PRINCIPAL PLUS FOR LIFE FEE WILL NEVER EXCEED 0.75%.



If a withdrawal is taken on any date other than the Contract Anniversary and such withdrawal (a) causes total withdrawals during that Contract Year to exceed the GWA and (b) reduces the contract value to zero, we will deduct a pro rata share of the Principal Plus for Life fee from the amount otherwise payable. We will determine the fee based on the Adjusted GWB. For purposes of determining the fee, we will deduct a pro rata share of the fee from the Contract Value on the date we determine the death benefit or after the Maturity Date once an Annuity Option under the contract begins.



If the Beneficiary does not take the death benefit as a lump sum under the terms of the contract and Principal Plus for Life continues, we will determine the Adjusted GWB and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.



THE ADDITION OF PRINCIPAL PLUS FOR LIFE TO A CONTRACT MAY NOT ALWAYS BE IN YOUR INTEREST SINCE AN ADDITIONAL FEE IS IMPOSED ANNUALLY FOR THIS BENEFIT AND THE COVERED PERSON MUST ATTAIN AGE 65 AND REMAIN LIVING FOR YOU TO RECEIVE CERTAIN BENEFITS. FURTHERMORE, PRINCIPAL PLUS FOR LIFE LIMITS THE INVESTMENT OPTIONS OTHERWISE AVAILABLE UNDER THE CONTRACT, CONTAINS AGE CAPS AND LIMITATIONS ON A CONTRACT OWNER'S RIGHTS AND BENEFITS AT CERTAIN AGES AND VALUES, AND PROVIDES NO GUARANTEED WITHDRAWAL BENEFITS ONCE PAYMENTS BEGIN UNDER ANY OF THE ANNUITY OPTIONS DESCRIBED IN THE PROSPECTUS. YOU SHOULD CAREFULLY CONSIDER EACH OF THESE FACTORS BEFORE DECIDING IF PRINCIPAL PLUS FOR LIFE IS SUITABLE FOR YOUR NEEDS, ESPECIALLY AT OLDER AGES.



Examples. Please refer to Appendix __ for hypothetical examples that illustrate the benefits under Principal Plus for Life.



Annual Step Death Benefit



You may elect the optional Annual Step Death Benefit for an additional charge of 0.20% of the value of the variable investment options. Election of this optional benefit may only be made at the time the Contract is issued and, once made, is irrevocable. The amount of the death benefit for the optional Annual Step Death Benefit is the greater of:



-    the death benefit described under "Death Benefit During Accumulation
     Period"; or



-    the Annual Step Death Benefit.



The Annual Step Death Benefit is the greatest Anniversary Value after the effective date of the Optional Annual Step Death Benefit but prior to the oldest owner's 81st birthday. The Anniversary Value is equal to the contract value on the last day of the contract year, plus subsequent purchase payments, less amounts deducted in connection with partial withdrawals since the last day of the contract year. The amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (i) times (ii) where:



     (i) is equal to the optional Annual Step Death Benefit prior to the withdrawal and


     (ii) is equal to the partial withdrawal amount divided by the contract value prior to the partial withdrawal.

If the oldest owner is age 80 or older on the effective date of the Optional Annual Step Death Benefit, the Annual Step Death Benefit is zero. THEREFORE, IF THE OLDEST OWNER OF A CONTRACT IS AGE 80 OR OLDER, THE OPTIONAL ANNUAL STEP DEATH BENEFIT MAY NOT BE ELECTED.



If the beneficiary under the Contract is the contract owner's surviving spouse and elects continue the Contract, the Contract and the Optional Annual Step Death Benefit will continue with the surviving spouse as the new contract owner. For purposes of calculating the Optional Annual Step Death Benefit payable upon the death of the surviving spouse, the death benefit paid upon the first owner's death will be treated as a payment to the Contract. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date the first death benefit is paid will not be considered in determination of the optional Annual Step Death Benefit. In determination of the optional Annual Step Death Benefit, the Anniversary Values for all prior Contract Anniversaries will be set to zero as of the date of the first death benefit is paid.



Termination of the Optional Annual Step Death Benefit. The Optional Annual Step Death Benefit will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the maturity date; or (c) the date on which the Optional Annual Step Death Benefit is paid. However, as noted in the paragraph above, if the deceased owner's spouse is the beneficiary, the spouse may elect to continue the Contract (including the Optional Annual Step Death Benefit) as the new owner.



Annual Step Death Benefit Fee. A daily charge in an amount equal to 0.20% of the value of each variable investment account on an annual basis is deducted from each sub-account for the Annual Step Death Benefit.



Qualified Retirement Plans. If you intend to use your Contract in connection with a qualified retirement plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Annual Step Death Benefit) may have on your plan (see APPENDIX C to the prospectus). Please consult your tax advisor.



THE ADDITION OF THE ANNUAL STEP DEATH BENEFIT TO A CONTRACT MAY NOT ALWAYS BE IN YOUR INTEREST SINCE AN ADDITIONAL FEE IS IMPOSED FOR THIS BENEFIT.



Payment Enhancement



(Only Available in New York)



The Payment Enhancement rider is only available with Contracts issued in New York by John Hancock New York. The Payment Enhancement may only be elected at issue and once elected is irrevocable. The minimum initial purchase payment required to elect the Payment Enhancement is $10,000. An additional fee is imposed for the Payment Enhancement and contracts with this feature will be subject to a higher withdrawal charge for a longer period of time.



If you elect the Payment Enhancement, we will add a Payment Enhancement to your contract when you make a purchase payment. The Payment Enhancement is equal to 4% of the purchase payment and is allocated among investment options in the same proportion as your purchase payment. The Payment Enhancement is funded from our general account.



Purchase Payments Which Are Not Eligible for a Payment Enhancement. If the owner's spouse is the beneficiary, the spouse continues the contract as the new owner and a death benefit is paid upon the death of the spouse. For purposes of calculating this death benefit, the death benefit paid upon the first owner's death will be treated as a purchase payment to the contract. Such purchase payment will not be eligible for a Payment Enhancement.



Right to Review Contract. If you exercise your right to return your contract during the "ten day right to review period," John Hancock New York will reduce the amount returned to you by the amount of any Payment Enhancement applied to your initial purchase payment. Therefore, you bear the risk that if the market value of the Payment Enhancement has declined, we will still recover the full amount of the Payment Enhancement. However, earnings attributable to the Payment Enhancement will not be deducted from the amount paid to you. When the contract is issued as an individual retirement annuity under Sections 408 or 408A of the Code, during the first 7 days of the 10 day period, John Hancock New York will return the purchase payments if this is greater then the amount otherwise payable.



Tax Considerations. Payment Enhancements are not considered to be "investment in the contract" for income tax purposes (see "FEDERAL TAX MATTERS").



Matters to Consider Prior to Electing the Payment Enhancement. There may be circumstances where you may be worse off for having purchased a contract with a Payment Enhancement as opposed to a contract without a Payment Enhancement. For example, the higher charges assessed for a contract with a Payment Enhancement may over time exceed the amount of the Payment Enhancement and any earnings thereon. We issue other variable annuities which have no Payment Enhancement.
In addition, the contract described in this prospectus may be purchased without a Payment Enhancement. Contracts with no Payment Enhancements have withdrawal charges and asset based charges that may for certain contracts be lower than the charges for this contract. You and your financial consultant should decide if you may be better off with one of our other variable annuities. In making this determination, you and your financial consultant should consider the following factors:



-    The length of time that you plan to own your contract



-    The frequency, amount and timing of any partial earnings



-    The amount of your purchase payments



Choosing the Payment Enhancement is generally advantageous except in the following situation: if you intend to make a single purchase payment to your contract or a high initial purchase payment relative to renewal purchase payments and you intend to hold your contract for more than 11 years.



We expect to make a profit from the contracts. The charges used to recoup the expense of paying the Payment Enhancement include the withdrawal charge and the asset based charges. (see "CHARGES AND DEDUCTIONS")



If you are considering purchasing a contract in connection with certain qualified plans, then special considerations regarding the Payment Enhancement may apply. Corporate and self-employed pension and profit sharing plans, as well as tax-sheltered annuity plans, are subject to nondiscrimination rules. The nondiscrimination rules generally require that benefits, rights, or features of the plan not discriminate in favor of highly compensated employees. In evaluating whether the contract is suitable for purchase in connection with such a qualified plan, you should consider the effect of the Payment Enhancement on the plan's compliance with the applicable nondiscrimination requirements. Violation of these nondiscrimination rules can cause loss of the plan's tax favored status under the Code. Employers intending to use the contract in connection with such plans should seek competent advice. (See Appendix C - "QUALIFIED PLAN TYPES").



Additional Charges for the Payment Enhancement. If the Payment Enhancement is elected, the separate account annual expenses are increased by 0.35%. The guaranteed interest rate on fixed accounts, if available, is reduced by 0.35%. In addition, each purchase payment will be subject to a higher withdrawal charge for a longer period of time. The maximum withdrawal charge if the Payment Enhancement is elected is 8% (as opposed to 6% with no Payment Enhancement) and the withdrawal charge period is 8 years if the Payment Enhancement is elected (as opposed to 7 years with no Payment Enhancement). See "CHARGES AND DEDUCTIONS."

                             Charges and Deductions



Charges and deductions under the Contracts are assessed against purchase payments, contract values or annuity benefit payments. Currently, there are no deductions made from purchase payments. In addition, there are deductions from and expenses paid out of the assets of the Funds that are described in the accompanying Fund prospectuses. For information on the Optional Benefits fees, see "OPTIONAL BENEFITS" above.


Withdrawal Charges


If you make a withdrawal from your Contract during the accumulation period, a withdrawal charge (contingent deferred sales charge) may be assessed against amounts withdrawn attributable to purchase payments that have been in the Contract less than seven complete contract years (eight complete years if the Payment Enhancement Rider was selected). There is never a withdrawal charge with respect to earnings accumulated in the Contract, certain other amounts available for withdrawal described below or purchase payments that have been in the Contract more than seven complete contract years (eight complete years if the Payment Enhancement Rider was selected). In no event may the total withdrawal charges exceed 6% of the amount invested (8% if the Optional Payment Enhancement is elected). The amount of the withdrawal charge and when it is assessed are discussed below.



Each withdrawal from the Contract is allocated first to the amount available without withdrawal charges and second to "UNLIQUIDATED PURCHASE PAYMENTS." In any contract year, the amount available without withdrawal charges for that year is the greater of:



- 10% of total purchase payments (less all prior partial withdrawals in that contract year), or



- the accumulated earnings of the Contract (i.e., the excess of the contract value on the date of withdrawal over the unliquidated purchase payments).



Withdrawals of up to the free withdrawal amount may be withdrawn without the imposition of a withdrawal charge. The free withdrawal amount will be applied first to withdrawals from Variable Investment Options and then to withdrawals from one-year Fixed Investment Option.



If the amount of a withdrawal exceeds the free withdrawal amount, the excess will be allocated to purchase payments which will be "liquidated" on a first-in first-out basis. On any withdrawal request, we will liquidate purchase payments equal to the amount of the withdrawal request which exceeds the free withdrawal amount in the order the purchase payments were made: the oldest unliquidated purchase payment first, the next purchase payment second, etc., until all purchase payments have been liquidated.



Upon a full surrender of a Contract, the excess of all unliquidated purchase payments over the free withdrawal amount will be liquidated for purposes of calculating the withdrawal charge.



Each purchase payment or portion thereof liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the purchase payment has been in the Contract. The amount of the withdrawal charge is calculated by multiplying the amount of the purchase payment being liquidated by the applicable withdrawal charge percentage shown on the Fee Tables.


The total withdrawal charge will be the sum of the withdrawal charges for the purchase payments being liquidated.

The withdrawal charge is deducted from the contract value remaining after the contract owner is paid the amount requested, except in the case of a complete withdrawal when it is deducted from the amount otherwise payable. In the case of a partial withdrawal, the amount requested from an investment account may not exceed the value of that investment account less any applicable withdrawal charge.


There is generally no withdrawal charge on distributions made as a result of the death of the contract owner or, if applicable, the annuitant, and no withdrawal charges are imposed on the maturity date if the contract owner annuitizes as provided in the Contract.



Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts or from our general assets. Similarly, administrative expenses not fully recovered by the administration Contracts may also be recovered from such other sources.



For examples of calculation of the withdrawal charge, see Appendix  A.

Waiver of Applicable Withdrawal Charge - Confinement to Eligible Nursing Home


(John Hancock USA Contracts only)


In states where approved, any applicable withdrawal charge will be waived on a total withdrawal prior to the Maturity Date if all the following apply:


- the Owner has been confined to an "Eligible Nursing Home" for at least 180 days (the waiver does not apply to the confinement of any annuitant unless the Owner is a non-natural person;



-    the confinement began at least one year after the Contract Date;


-    confinement was prescribed by an "physician";


- both the Owner and the annuitant are alive as of the date we pay the proceeds of such total withdrawal;


- the request for a total withdrawal and "Due Proof of Confinement" are received by us, in good order, no later than 90 days after discharge.

An "Eligible Nursing Home" is a licensed "Long Term Care Facility" or "Hospital" providing medically necessary inpatient care that is prescribed in writing by a licensed "Physician" and is based on physical limitations which requires daily living in an institutional setting. A "Long Term Care Facility" is a facility which (a) is located in the United States or its territories; (b) is licensed by the jurisdiction in which it located; (c) provides custodial care under the supervision of a registered nurse (R.N.); and (d) can accommodate three or more persons. A "Hospital" is a facility which is (a) licensed as a Hospital by the jurisdiction in which it is located; (b) is supervised by a staff of licensed physicians; (c) provides nursing services 24 hours a day by, or under the supervision of, a registered nurse (R.N.); (d) operates primarily for the care and treatment of sick or injured persons as inpatients for a charge; and (e) has access to medical, diagnostic and major surgical facilities.

A "Physician" is a person other than you, the annuitants(s) or a member of your or the annuitant's families who is a licensed medical doctor (M.D.) or a licensed doctor of osteopathy (D.O.), practicing within the scope of that license.


"Due Proof of Confinement" is a letter signed by an eligible "Physician" containing: (a) the date the Owner was confined, (b) the name and location of the "Eligible Nursing Home," (c) a statement that the confinement was medically necessary in the judgment of the Physician and (d) if applicable, the date the Owner was released from the "Eligible Nursing Home."


The waiver is only applicable for total withdrawals and does not apply to partial withdrawals. The waiver described above is not available in all states and certain terms may vary depending on the state of issue as noted in your contract. Withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty. See "Federal TaX Matters."





We deduct asset-based charges on an annual basis for administration, distribution and mortality and expense risks, assuming no optional rider has been elected.



Administration Fee



A daily charge in an amount equal to 0.15% of the value of each variable investment account on an annual basis is deducted from each sub-account to reimburse us for administrative expenses. This asset based administrative charge will not be deducted from the fixed account investment option. The charge will be reflected in the contract value as a proportionate reduction in the value of each variable investment account. Even though administrative expenses may increase, we guarantee that we will not increase the amount of the administration fees.


Mortality and Expense Risks Charge


The mortality risk we assume is the risk that annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity benefit payment rates incorporated into the Contract which cannot be changed. This assures each annuitant that his or her longevity will not have an adverse effect on the amount of annuity benefit payments. We also assume mortality risks in connection with our guarantee that, if the Contract owner dies during the accumulation period, we will pay a death benefit. (See "Death Benefit During Accumulation Period") The expense risk we assume is the risk that the administration charges, distribution charge, or withdrawal charge may be insufficient to cover actual expenses.



To compensate us for assuming these risks, we deduct from each of the sub-accounts a daily charge (which may be reduced in subsequent years). The rate of the mortality and expense risks charge cannot be increased. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. On the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, the mortality and expense risks charge is assessed although we bear only the expense risk and not any mortality risk. The mortality and expense risks charge is not assessed against the fixed account investment option.


Reduction or Elimination of Charges and Deductions


The amount of the charges and deductions may be reduced or eliminated for certain Contracts where permitted by state law. These Contracts would involve sales that are made to individuals or to a group of individuals in a manner that results in savings of sales or maintenance expenses or that we expect may result in reduction of other risks that are normally associated with the Contracts. We will determine entitlement to such a reduction in the charges or deductions in the following manner:


- The size and type of group to which sales are to be made will be considered. Generally, sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of contracts with fewer sales contacts.

- The total amount of purchase payments to be received will be considered. Per-dollar sales expenses are likely to be less on larger purchase payments than on smaller ones.

- The nature of the group or class for which the contracts are being purchased will be considered including the expected persistency, mortality or morbidity risks associated with the group or class of contracts.

- Any prior or existing relationship with us will be considered. Per-contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the contract with fewer sales contacts.

- The level of commissions paid to selling broker-dealers will be considered. Certain broker-dealers may offer the contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may elect to receive lower commissions for sales of the contracts, thereby reducing our sales expenses.

- There may be other circumstances of which we are not presently aware, which could result in reduced expenses.


If after consideration of the foregoing factors, we determine that there will be a reduction in expenses, we will provide a reduction in the charges or deductions. The withdrawal charge will be eliminated when a Contract is issued to officers, trustees, directors or employees (or a relative thereof) of us , or any of our affiliates, or John Hancock Trust. In no event will reduction or elimination of the charges or deductions be permitted where that reduction or elimination will be unfairly discriminatory to any person. For further information, contact your registered representative.










Premium Taxes



We will charge you for state premium taxes to the extent we incur them and reserve the right to charge you for new taxes we may incur.



We make deductions for any applicable premium or similar taxes based on the amount of a premium payment. Currently, certain local jurisdictions assess a tax of up to 5% of each premium payment.



In most cases, we deduct a charge in the amount of the tax from the total value of the contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each premium payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage times the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.



STATE OR      PREMIUM TAX RATE
TERRITORY   QUALIFIED CONTRACTS   NON-QUALIFIED CONTRACTS
---------   -------------------   -----------------------
CA                 0.50%                   2.35%
GUAM               4.00%                   4.00%
ME(A)              0.00%                   2.00%
NV                 0.00%                   3.50%
PR                 1.00%                   1.00%
SD(A)              0.00%                   1.25%
WV                 1.00%                   1.00%
WY                 0.00%                   1.00%



(A)  We pay premium tax paid upon receipt of premium.

                               Federal Tax Matters


INTRODUCTION

The following discussion of the Federal income tax treatment of the contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The Federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.


This discussion does not address state or local tax consequences associated with the purchase of a contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE, OR LOCAL -- OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.


OUR TAX STATUS


We are taxed as a life insurance company. Because the operations of the Separate Account are a part of, and are taxed with, our operations, the Separate Account is not separately taxed as a "regulated investment company" under the Code. Under existing Federal income tax laws, we are not taxed on the investment income and capital gains of the Separate Account, but the operations of the Separate Account may reduce our Federal income taxes. For example, we may be eligible for certain tax credits or deductions relating to foreign taxes paid and dividends received by the portfolios. Our use of these tax credits and deductions will not adversely affect or benefit the Separate Account. We do not anticipate that we will be taxed on the income and gains of the Separate Account in the future, but if we are, we may impose a corresponding charge against the Separate Account.



The contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the contracts or the Separate Account. Currently, we do not anticipate making a charge of such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.



SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFIT RIDERS



At present, the IRS has not provided guidance as to the tax effect of adding an optional nursing home waiver of withdrawal charge rider to an annuity contract. The IRS might take the position that each charge associated with these riders is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals. ]



We do not currently report rider charges as partial withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such. You should consult a tax adviser before electing any of these optional benefit riders.



The optional Principal Plus for Life (or PPFL) rider available under the Contract provides benefits that differ from those traditionally offered under variable annuity contracts. If this rider is in effect, the contract owner or his or her beneficiary may be entitled to take withdrawals under the Guaranteed Withdrawal Amount or Life Income Amount provisions of the rider even if the contract value is zero. Such withdrawals are treated as withdrawals for income tax purposes, and if the investment in the contract has been fully recovered, they are fully includible in income.



If you purchase a Qualified Contract with an optional death benefit or other optional benefit rider, the presence of these benefits may increase the amount of any required minimum distributions under the requirements of your Qualified Plan. See "Qualified Contracts (Contracts Purchased for a Qualified Plan)," below.



NON-QUALIFIED CONTRACTS (CONTRACTS NOT PURCHASED TO FUND A QUALIFIED PLAN)



Undistributed Gains



Except where the owner is not an individual, we expect our contracts to be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your contract until we actually distribute assets to you.



However, a contract held by an owner other than a natural person (for example, a corporation, partnership, limited liability company or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an owner in the year earned. Notwithstanding this general rule, a contract will ordinarily be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as an agent for a natural person.

Taxation of Annuity Payments



When we make payments under a contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.



In the case of variable annuity payments, the exclusion amount is the investment in the contract when payments begin to be made divided by the number of payments expected to be made (taking into account the annuitant's life expectancy and the form of annuity benefit selected). In the case of fixed annuity payments, the exclusion amount is based on the investment in the contract and the total expected value of fixed annuity payments for the term of the contract (determined under IRS regulations). In general, your investment in the contract equals the aggregate amount of premium payments you have made over the life of the contract, reduced by any amounts previously distributed from the contract that were not subject to tax. A simplified method of determining the taxable portion of annuity benefit payments applies to contracts issued in connection with certain Qualified Plans other than IRAs.



Once you have recovered your total investment in the contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the annuitant dies before all of the investment in the contract is recovered, the unrecovered amount generally will be allowed as a deduction on the annuitant's last tax return.



Surrenders, Withdrawals and Death Benefits



When we make a single sum payment from your contract, you have ordinary taxable income to the extent the payment exceeds your investment in the contract (discussed above). Such a single sum payment can occur, for example, if you surrender your contract before the date of maturity or if no extended payment option is selected for a death benefit payment. A single sum payment, for these purposes, includes the total death benefit amount payable to you through the John Hancock Safe Access Account program.



When you take a partial withdrawal from a Contract before the date of maturity, including a payment under a systematic withdrawal plan, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your contract exceeds the investment in the contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. When only the investment in the contract remains, any subsequent withdrawal made before the date of maturity will be a tax-free return of investment. If you assign or pledge any part of your contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.



For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all annuity contracts issued by us or our affiliates to the owner within the same calendar year will be treated as if they were a single contract.



As mentioned above, amounts received in a partial withdrawal are taxable to the extent that the contract value exceeds the investment in the contract. There is some uncertainty regarding the effect certain optional benefits, e.g., the Principal Plus for Life Rider, might have on the amount that is treated as the contract value for this purpose. As a result, the taxable portion of amounts received in a partial withdrawal could be greater or less depending on how the market value adjustment and such optional benefits are treated for this purpose.



There may be special income tax issues present in situations where the owner and the annuitant are not the same person and are not married to one another. A tax adviser should be consulted in those situations.





Taxation of Death Benefit Proceeds


All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent such payment exceeds your investment in the contract.


Amounts may be distributed from a contract because of the death of an owner or the annuitant. During the accumulation period, death benefit proceeds are includible in income as follows:


- if distributed in a single sum payment, they are taxed in the same manner as a full withdrawal, as described above, or



- if distributed under an annuity option, they are taxed in the same manner as annuity payments, as described above, or



- If distributed as a series of withdrawals over the beneficiary's life expectancy, they are taxable to the extent the contract value exceeds the investment in the contract.



After a contract matures and annuity payments begin, if the contract guarantees payments for a stated period and the owner dies before the end of that period, payments made to the beneficiary for the remainder of that period are includible in the beneficiary's income as follows:



- if received in a single sum, they are includible in income to the extent that they exceed the unrecovered investment in the contract at that time, or


o if distributed in accordance with the existing annuity option selected, they are fully excludable from income until the remaining investment in the contract has been recovered, and all annuity benefit payments thereafter are fully includible in income.


Penalty Tax on Premature Distributions


There is a 10% IRS penalty tax on the taxable portion of any payment from a non-qualified contract. Exceptions to this penalty tax include distributions:


o        received on or after the date on which the contract owner reaches age
         59 1/2;

o attributable to the contract owner becoming disabled (as defined in the tax law);


o made to a beneficiary on or after the death of the contract owner or, if the contract owner is not an individual, on or after the death of the primary annuitant;



o made as a series of substantially equal periodic payments for the life (or life expectancy) of the owner or for the joint lives (or joint life expectancies) of the owner and designated individual beneficiary;



o        made under a single-premium immediate annuity contract; or


o made with respect to certain annuities issued in connection with structured settlement agreements.


Puerto Rico Non-Qualified Contracts



Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a contract not purchased to fund a Qualified Plan ("Non-Qualified Contract") are treated as a non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Non-Qualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax. The Internal Revenue Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.



Distributions under a Non-Qualified Contract after annuitization are treated as part taxable income and part non-taxable return of principal. The amount excluded from gross income after annuitization under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total purchase payments paid, until an amount equal to the total purchase payments paid has been excluded. Thereafter, the entire distribution from a Non-Qualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the contract and the annuitant's life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully. If you are a resident of Puerto Rico, you should consult a tax adviser before purchasing an annuity contract.




Diversification Requirements



Your contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the contract. In addition, the rules require that the contract owner not have "investment control" over the underlying assets.



In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the contract owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets." As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner's ability to allocate funds among as many as twenty sub-accounts.



The ownership rights under your contract are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and contract values than was the case in those rulings, it is possible that you would be treated as the owner of your contract's proportionate share of the assets of the Separate Account.



We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Fund will be able to operate as currently described in its prospectus, or that a Fund will not have to change any of its investment objectives or policies. We have reserved the right to modify your contract if we believe doing so will prevent you from being considered the owner of your policy's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

QUALIFIED CONTRACTS (CONTRACTS PURCHASED FOR A QUALIFIED PLAN)



The Contracts are also available for use in connection with certain types of retirement plans, including IRAs, which receive favorable treatment under the Code ("Qualified Plans"). Numerous special tax rules apply to the participants in Qualified Plans and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in Appendix __ of this Prospectus, but make no attempt to provide more than general information about use of the Contracts with the various types of Qualified Plans in this Prospectus. We may limit the availability of the Contracts to certain types of Qualified Plans and may discontinue making Contracts available to any Qualified Plan in the future. If you intend to use a Contract in connection with a Qualified Plan you should consult a tax adviser.



We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a Qualified Plan, and contains rules to limit the amount you can contribute to all of your Qualified Plans. Trustees and administrators of Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.



The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity benefit payments under certain Qualified Contracts, there may be no "investment in the contract" and the total amount received may be taxable. Also, loans from Qualified Contracts, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loan must be repaid. (You should always consult your tax adviser and retirement plan fiduciary prior to exercising your loan privileges.) Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution are limited under Qualified Plans.




IF THE CONTRACT IS USED IN CONNECTION WITH A QUALIFIED PLAN, THE OWNER AND ANNUITANT MUST BE THE SAME INDIVIDUAL. [VERIFY] If a co-annuitant is named, all distributions made while the annuitant is alive must be made to the annuitant. Also, if a co-annuitant is named who is not the annuitant's spouse, the annuity options which are available may be limited, depending on the difference in ages between the annuitant and co-annuitant. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act, the spouse or ex-spouse of the owner will have rights in the contract. In such a case, the owner may need the consent of the spouse or ex-spouse to change annuity options or make a withdrawal from the Contract.



Special rules govern the time at which distributions to the owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a beneficiary may extend payment of the death benefits under the contract. IN ADDITION, THE PRESENCE OF THE DEATH BENEFIT OR AN OPTIONAL BENEFIT, SUCH AS THE THE PRINCIPAL PLUS FOR LIFE RIDER may affect the amount of the required minimum distributions that must be made under the contract. Failure to comply with minimum distribution requirements will result in the imposition of an excise tax , generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution . In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the owner must generally commence by April 1 of the calendar year following the calendar year in which the owner attains age 70 1/2. In the case of certain other Qualified Plans, such distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. Distributions made under certain Qualified Plans, including IRAs, after the owner's death must also comply with the minimum distribution requirements, and different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual, and, if so, the owner's spouse, or an individual other than the owner's spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your beneficiary wishes to extend over a period of time the payment of the death benefits under your contract, please consult your tax adviser.



Penalty Tax on Premature Distributions



There is also a 10% IRS penalty tax on the taxable amount of any payment from certain Qualified Contracts (but not Section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual's employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an Individual Retirement Annuity or an IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:



o        received on or after the date on which the contract owner reaches age
         59 1/2;



o received on or after the owner's death or because of the owner's disability (as defined in the tax law); or


o made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the owner or for the joint lives (or joint life expectancies) of the owner and designated beneficiary (as defined in the tax law).


These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Sections 401 and 403, the exception for substantially equal periodic payments applies only if the owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs which are used for first time home purchases or for higher education expenses. Special conditions must be met to qualify for these two exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your tax adviser.



When we issue a Contract in connection with a Qualified Plan, we will amend it as necessary to conform to the requirements of the plan. However, your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts. We will not be bound by terms and conditions of Qualified Plans to the extent those terms and conditions contradict a Contract, unless we consent.



Tax-Free Rollovers



If permitted under your plan, you may make a tax-free rollover from:



o        a traditional IRA to another traditional IRA,



o a traditional IRA to another Qualified Plan, including a Section 403(b) plan



o any Qualified Plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) to a traditional IRA,



o any Qualified Plan (other than a Section 457 deferred compensation plan maintained by a tax exempt organization) to another Qualified Plan, including a roll-over of amounts from your prior plan derived from your "after-tax" contributions from "involuntary" distributions,



o a Section 457 deferred compensation plan maintained by a tax-exempt organization to another Section 457 deferred compensation plan maintained by a tax-exempt organization and



o a traditional IRA to a Roth IRA, subject to special restrictions discussed below.



In addition, if your spouse survives you, he or she is permitted to rollover your tax-qualified retirement account to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse's plan.



Withholding on Eligible Rollover Distributions. If a Contract is used in connection with a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code, or a governmental deferred compensation plan described in Section 457(b) of the Code, any eligible rollover distribution from the Contract will be subject to mandatory withholding . An eligible rollover distribution generally is any taxable distribution from such except (i) minimum distributions required under Section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and (iii) if applicable, certain hardship withdrawals.



Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. However this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you choose to have it directly transferred to a Qualified Plan. Before you receive an eligible rollover distribution, we will provide a notice explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.


Loans


A loan privilege is available only to owners of contracts issued in connection with Section 403(b) retirement arrangements that are not subject to Title 1 of the Employee Retirement Income Security Act of 1974 (ERISA). The rules governing the availability of loans, including the maximum loan amount, are prescribed in the Code, IRS regulations, and our procedures in effect at the time a loan is made. Because the rules governing loans under section 403(b) contracts are complicated, you should consult your tax adviser before exercising the loan privilege. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply.



Federal tax law generally requires loans to be repaid within 5 years (except in cases where the loan was used to acquire the principal residence of the plan participant), with repayments made at least quarterly and in level payments over the term of the loan. Interest will be charged on your loan amount. Failure to make a loan repayment when due will result in adverse tax income tax consequences to you.





The amount of any unpaid loans will be deducted from the death benefit otherwise payable under the contract. In addition, loans, whether or not repaid, will have a permanent effect on the contract value because the investment results of the investment accounts will apply only to the unborrowed portion of the contract value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable.

Puerto Rico Contracts Issued to Fund Retirement Plans



The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. Although we may offer variable annuity contracts in Puerto Rico in connection with Puerto Rican "tax qualified" retirement plans, the text of this Prospectus addresses federal tax law only and is inapplicable to the tax laws of Puerto Rico.



SEE YOUR OWN TAX ADVISER



The foregoing description of Federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax adviser.

                                 GENERAL MATTERS


Asset Allocation Services

We are aware that certain third parties are offering asset allocation and timing services ("Asset Allocation Services") in connection with the contracts. In certain cases we have agreed to honor transfer instructions from such Asset Allocation Services where we have received powers of attorney, in a form acceptable to us, from the contract owners participating in the service and where the Asset Allocation Service has agreed to the trading restrictions imposed by us. WE DO NOT ENDORSE, APPROVE OR RECOMMEND SUCH SERVICES IN ANY WAY AND YOU SHOULD BE AWARE THAT FEES PAID FOR SUCH SERVICES ARE SEPARATE AND IN ADDITION TO FEES PAID UNDER THE CONTRACTS.


Restrictions Under the Texas Optional Retirement Program for Contracts issued by John Hancock Life Insurance Company (U.S.A.)


Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program ("ORP") to withdraw their interest in a variable annuity contract issued under the ORP only upon:

o termination of employment in the Texas public institutions of higher education,

o        retirement,

o        death, or

o        the participant's attainment of age 70 1/2.

Accordingly, before any amounts may be distributed from the contract, proof must be furnished to us that one of these four events has occurred. The foregoing restrictions on withdrawal do not apply in the event a participant in the ORP transfers the contract value to another contract or another qualified custodian during the period of participation in the ORP. Loans are not available under contracts subject to the ORP.


Distribution of Contracts


===============================================
We pay compensation for sales of the contracts.
===============================================


John Hancock Distributors, LLC ("JH Distributors"), a Delaware limited liability company that John Hancock USA controls, is the principal underwriter and distributor of the contracts offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain variable investment options under the contracts and under other annuity and life insurance products we offer.


JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and is a member of the National Association of Securities Dealers, Inc. (the "NASD").


We offer the contracts for sale through broker-dealers that have entered into selling agreements with JH Distributors. Broker-dealers sell the contracts through their registered representatives who have been appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of the NASD, may also offer the contracts directly to potential purchasers. Signator Investors, Inc. is an affiliated Broker-Dealer.


JH Distributors pays compensation to broker-dealers for the promotion and sale of the contracts. The individual representative who sells you a contract typically will receive a portion of the compensation, under the representative's own arrangement with his or her broker-dealer. Our affiliated broker-dealers may pay additional cash and non-cash incentives to their representatives for sales of the contracts described in this prospectus that they would not pay in connection with the sale of other contracts issued by unaffiliated companies.

A limited number of affiliated and/or non-affiliated broker-dealers may also be paid commissions or overrides to "wholesale" the contracts, that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. We may also provide compensation to broker-dealers for providing ongoing service in relation to contracts that have already been purchased.


Standard Compensation. The amount and timing of compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation with respect to contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed, 7.00% of purchase payments . Beginning one year after each purchase payment, we may pay ongoing compensation at an annual rate of up to 1.20% of the values of the contracts attributable to such purchase payments. In such cases, the standard compensation will be reduced. This compensation is not paid directly by contract owners. JH Distributors pays the compensation from its assets but expects to recoup it through the fees and charges imposed under the contract. (See CHARGES AND DEDUCTIONS.)

Additional Compensation and Revenue Sharing. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, selling broker dealers may receive additional payments in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm's "due diligence" examination of the contracts, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the contracts, and payments to assist a firm in connection with its administrative systems, operations and marketing expenses and/or other events or activities sponsored by the firms. Subject to applicable NASD rules and other applicable laws and regulations, JH Distributors and its affiliates may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash, or other awards.

These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements involving selling firms and other financial institutions in the Statement of Additional Information, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

Differential Compensation. Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling other variable contracts. The compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received under standard or additional compensation or revenue sharing arrangements to their registered representatives. The additional compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. As a result, registered representatives may be motivated to sell the contracts of one issuer over another issuer, or one product over another product. You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a contract.




Confirmation Statements

You will be sent confirmation statements for certain transactions in your account. You should carefully review these statements to verify their accuracy. Any mistakes should immediately be reported to our Annuity Service Office. If you fail to notify our Annuity Service Office of any mistake within 60 days of the mailing of the confirmation statement, you will be deemed to have ratified the transaction.




Reinsurance Arrangements


From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the contracts' guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer's contractual liability runs solely to us, and no contract owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits and fixed account guarantees.

            APPENDIX A: Examples of Calculation of Withdrawal Charge


EXAMPLE 1* -- Assume a single payment of $50,000 is made into the contract, no transfers are made, no additional payments are made and there are no partial withdrawals. The table below illustrates five examples of the withdrawal charges that would be imposed if the contract is completely withdrawn, based on hypothetical contract values.

       CONTRACT              HYPOTHETICAL         FREE WITHDRAWAL             PAYMENTS                 WITHDRAWAL CHARGE
         YEAR               CONTRACT VALUE            AMOUNT                 LIQUIDATED           PERCENT             AMOUNT
         ----               --------------        ---------------            ----------           -------             ------
          2                    55,000                 5,000(A)                 50,000               6%                3,000
          4                    50,500                 5,000(B)                 45,500               5%                2,275
          6                    60,000                10,000(C)                 50,000               3%                1,500
          7                    35,000                 5,000(D)                 45,000               2%                  900
          8                    70,000                20,000(E)                 50,000               0%                    0

During any contract year the free withdrawal amount is the greater of accumulated earnings, or 10% of the total payments made under the contract less any prior partial withdrawals in that contract year.

(A) In the second contract year the earnings under the contract and 10% of payments both equal $5,000. Consequently, on total withdrawal $5,000 is withdrawn free of the withdrawal charge, the entire $50,000 payment is liquidated and the withdrawal charge is assessed against such liquidated payment (contract value less free withdrawal amount).

(B) In the example for the fourth contract year, the accumulated earnings of $500 is less than 10% of payments, therefore the free withdrawal amount is equal to 10% of payments (50,000 X 10% = $5,000) and the withdrawal charge is only applied to payments liquidated (contract value less free withdrawal amount).

(C) In the example for the sixth contract year, the accumulated earnings of $10,000 is greater than 10% of payments ($5,000), therefore the free withdrawal amount is equal to the accumulated earnings of $10,000 and the withdrawal charge is applied to the payments liquidated (contract value less free withdrawal amount).


(D) In the example for the seventh contract year, the contract has negative accumulated earnings ($35,000 - $50,000), so the free withdrawal amount is equal to 10% of payments (50,000 x 10% = $5,000) and the withdrawal charge is applied to total payments less the free withdrawal amount.


(E) There is no withdrawal charge on any payments liquidated that have been in the contract for at least 7 years.

EXAMPLE 2* -- Assume a single payment of $50,000 is made into the contract, no transfers are made, no additional payments are made and there are a series of four partial withdrawals made during the third contract year of $2,000, $5,000, $7,000 and $8,000.

      HYPOTHETICAL          PARTIAL WITHDRAWAL      FREE WITHDRAWAL        PAYMENTS             WITHDRAWAL CHARGE
     CONTRACT VALUE            REQUESTED                AMOUNT            LIQUIDATED         PERCENT           AMOUNT
     --------------         ------------------      ---------------       ----------         -------           ------
        65,000                   2,000                15,000(A)                  0             5%                   0
        49,000                   5,000                 3,000(B)              2,000             5%                 100
        52,000                   7,000                 4,000(C)              3,000             5%                 150
        44,000                   8,000                     0(D)              8,000             5%                 400

(A) The free withdrawal amount during any contract year is the greater of the contract value less the unliquidated payments (accumulated earnings), or 10% of payments less 100%of all prior withdrawals in that contract year. For the first example, accumulated earnings of $15,000 is the free withdrawal amount since it is greater than 10% of payments less prior withdrawals ($5,000-0). The amount requested (2,000) is less than the free withdrawal amount so no payments are liquidated and no withdrawal charge applies.

(B) The contract has negative accumulate earnings ($49,000 - $50,000), so the free withdrawal amount is limited to 10% of payments less all prior withdrawals. Since 2,000 has already been withdrawn in the current contract year, the remaining free withdrawal amount during the third contract year is $3,000. The $5,000 partial withdrawal will consist of $3,000 free of withdrawal charge, and the remaining $2,000 will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $48,000.

(C) The contract has increased in value to 52,000. The unliquidated payments are 48,000 so the accumulated earnings are $4,000, which is greater than 10% of payments less prior withdrawals ($5,000 - $2,000 - $5,000 < 0). Hence the free withdrawal amount is $4,000. Therefore, $3,000 of the $7,000 partial withdrawal will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $45,000.

(D) The free withdrawal amount is zero since the contract has negative accumulated earnings ($44,000 - $45,000) and the full 10% of payments ($5,000) has already been withdrawn. The full amount of $8,000 will result in payments being liquidated subject to a withdrawal charge. At the beginning of the next contract year the full 10% of payments would be available again for withdrawal requests during that year.

                        APPENDIX __: Qualified Plan Types



TRADITIONAL IRAS



Individual Retirement Annuities



Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or IRA (sometimes referred to as a traditional IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-deferred basis into an IRA. The contract may not, however, be used in connection with an Education IRA under Section 530 of the Code.



The Contract may be issued with a death benefit or an optional benefit rider such as Principal Plus for Life. The presence of these benefits may increase the amount of any required minimum distributions for IRAs and other contracts subject to the required minimum distribution rules.



Distributions



In general, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a contract not purchased under a Qualified Plan, you may incur additional adverse tax consequences if you make a surrender or withdrawal before you reach age 59 1/2 (unless certain exceptions apply as specified in Code section 72(t)). If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender proceeds, single sum death benefit or annuity payment, may be excluded from your taxable income when you receive the proceeds.



The tax law requires that annuity payments under a traditional IRA contract begin no later than April 1 of the year following the year in which the owner attains age 70 1/2. The amount that must be distributed each year is computed on the basis of the owner's age and the value of the contract, taking into account both the account balance and, in 2006 and subsequent years, the actuarial present value of other benefits provided under the contract.



ROTH IRAS



Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain respects.



Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income. A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the owner was made. Second, the distribution must be:
made after the owner attains age 59 1/2;
made after the owner's death;
attributable to the owner being disabled; or a qualified first-time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code.



In addition, distributions from Roth IRAs need not commence when the owner attains age 70 1/2. A Roth IRA may accept a "qualified rollover contribution" from a non-Roth IRA, but a Roth IRA may not accept rollover contributions from other Qualified Plans.



If the Contract is issued with certain death benefits or an optional benefit such as Principal Plus for Life, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which include Roth IRAs) and other contracts subject to the minimum distribution rules. Also, the state tax treatment of a Roth IRA may differ from the Federal income tax treatment of a Roth IRA. If you intend to use the contract in connection with a Roth IRA, you should seek independent tax advice.



Conversion to a Roth IRA



You can convert a traditional IRA to a Roth IRA, unless:



o        you have adjusted gross income over $100,000, or



o        you are a married taxpayer filing a separate return.



The Roth IRA annual contribution limit does not apply to converted amounts.

You must, however, pay tax on any portion of the converted amount that would have been taxed if you had not converted to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA.



SIMPLE IRA PLANS



In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA retirement plan if the employer employed 100 or fewer employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. If the contract is issued with a death benefit or an optional benefit [INSERT WHERE APPLICABLE: such as a GRIP benefit, Principal Plus or Principal Plus for Life], the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SIMPLE IRAs) and other contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SIMPLE IRA retirement plan, and rules on taxation of distributions from a SIMPLE retirement plan, are generally the same as those discussed above for distributions from a traditional IRA. Employers intending to use the contract in connection with such plans should seek independent tax advice.



SIMPLIFIED EMPLOYEE PENSIONS (SEP-IRAS)



Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. If the contract is issued with a death benefit or an optional benefit such as Principal Plus for Life, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SEP-IRAs) and other contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.



TAX-SHELTERED ANNUITIES



Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the purchase payments from gross income for tax purposes. These contracts are commonly referred to as "tax-sheltered annuities." Purchasers of the contracts for such purposes should seek competent advice as to eligibility, limitations on purchase payments, and other tax consequences . In particular, purchasers should note that the contract provides death benefit options that may exceed both aggregate purchase payments and contract value. It is possible that the IRS could characterize the death benefit as an incidental death benefit, resulting in currently taxable income to the owner. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. If a Contract is issued with a death benefit or an optional benefit rider such as Principal Plus for Life, the presence of these benefits may increase the amount of any required minimum distributions that must be made .


Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

o contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988,

o        earnings on those contributions, and


o earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of 1988.


These amounts can be paid only if the employee has reached age 59 1/2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the contract value to the issuer of another tax-sheltered annuity or into a
Section 403(b)(7) custodial account.)


PENSION AND PROFIT SHARING PLANS QUALIFIED UNDER SECTION 401(a)



In general, an employer may deduct from its taxable income premium payments it makes under a qualified pension or profit-sharing plan described in Section 401(a) of the Code. Employees participating in the plan generally do not have to pay tax on such contributions when made. Special requirements apply if a 401(a) plan covers an employee classified under the Code as a "self-employed individual" or as an "owner-employee."



Annuity payments (or other payments, such as upon withdrawal, death or surrender) generally constitute taxable income to the payee; and the payee must pay income tax on the amount by which a payment exceeds its allocable share of the employee's "investment in the contract" (as defined in the Code), if any. In general, an employee's "investment in the contract" equals the aggregate amount of premium payments made by the employee.

Minimum distributions to the employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires. (In the case of an employee who is a 5-percent owner as defined in Code section 416, the required beginning date is April 1 of the year following the year in which the employee reaches age 70 1/2.)



CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT-SHARING PLANS



The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans. The contract provides death benefit options that in certain circumstances may exceed both aggregate purchase payments and contract value. It is possible that the IRS could characterize the death benefit as an incidental death benefit, resulting in currently taxable income to the participant. There also are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans. [If the contract is issued with [CERTAIN -- verify] death benefits or an optional benefit such as Principal Plus for Life, the presence of these benefits may increase the amount of any required minimum distributions that must be made. Employers intending to use the contract in connection with such plans should seek independent advice.



DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS



Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for Federal income tax purposes.



A Section 457 plan must satisfy several conditions, including the following:



o it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency), and



o all compensation deferred under the plan must remain solely the employer's property, subject to the claims of the employer's creditors.



When we make payments under your contract, the payment is taxed as ordinary income. Minimum distributions under a Section 457 plan must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires.

                 APPENDIX __ : Principal Plus for Life Examples



The following examples provide hypothetical illustrations of the benefits provided under the Principal Plus for Life optional benefit rider. These illustrations are not representative of future performance under your Contract, which may be higher or lower than the amounts shown.



Example PPFL-1. Assume a single purchase payment of $100,000 at Covered Person's age 55, no additional purchase payments are made, withdrawals equal to the GWA are taken beginning in year 11. Also assume that the Contract Value is less than the GWB at the eligible Step-Up Dates, so there is no Step-Up and the Covered Person survives at least 31 years from issue.



                                                                                             GWB ON
CONTRACT       PURCHASE                                      WITHDRAWAL                     CONTRACT
  YEAR         PAYMENTS            GWA            LIA          TAKEN           BONUS       ANNIVERSARY
--------       --------            ---            ---        ----------        -----       -----------
At issue       $100,000            N/A            N/A          $    0         $    0        $100,000
       1              0         $5,000            N/A               0          5,000         105,000
       2              0           5250            N/A               0          5,000         110,000
       3              0          5,500            N/A               0          5,000         115,000
       4              0          5,750            N/A               0          5,000         120,000
       5              0          6,000            N/A               0          5,000         125,000
       6              0          6,250            N/A               0          5,000         130,000
       7              0          6,500            N/A               0          5,000         135,000
       8              0          6,750            N/A               0          5,000         140,000
       9              0          7,000            N/A               0          5,000         145,000
      10              0          7,250            N/A               0          5,000         150,000
      11              0          7,500         $7,500           7,500              0         142,500
      12              0          7,500          7,500           7,500              0         135,000
      13              0          7,500          7,500           7,500              0         127,500
      14              0          7,500          7,500           7,500              0         120,000
      15              0          7,500          7,500           7,500              0         112,500
      20              0          7,500          7,500           7,500              0          75,000
      25              0          7,500          7,500           7,500              0          37,500
      30              0          7,500          7,500           7,500              0               0
     31+              0              0          7,500           7,500              0               0



Example PPFL-2. Assume an initial purchase payment of $100,000 at Covered Person's age 65, an additional purchase payment of $10,000 is made at the beginning of the Contract Year 2, a withdrawal equal to the GWA is taken in Contract Year 3, no withdrawals are taken in Contract Years 1, 2, 4, 5 (resulting in bonuses in those years). Also assume that the contract value at the end of year 3 is less than the GWB so there is no step-up.



                               GWA AFTER      LIA AFTER                                       GWB ON
CONTRACT       PURCHASE        PURCHASE       PURCHASE       WITHDRAWAL                      CONTRACT
 YEAR          PAYMENTS         PAYMENT        PAYMENT         TAKEN          BONUS         ANNIVERSARY
--------       --------        ---------      ---------      ----------       -----         -----------
At issue       $100,000             --            N/A          $    0         $    0        $100,000
       1              0         $5,000         $5,000               0          5,000         105,000
       2         10,000          5,750          5,750               0          5,500         120,500
       3              0          6,025          6,025           6,025              0         114,475
       4              0          6,025          6,025               0          5,500         119,975
       5              0          6,025          6,025               0          5,500         125,475



Example PPFL-3. Assume a single purchase payment of $100,000 at age 63, no additional purchase payments are made, the GWB Steps-Up at the end of Contract Year 3, withdrawals equal to the GWA are taken in Contract Years 1, 2, 3 and 4 and a withdrawal exceeding the GWA is taken at the end of Contract Year 5 (resulting in a reset). Since withdrawals are taken every year, there are no bonuses.

                                                                            HYPOTHETICAL
                                                                           CONTRACT VALUE
                                                                            ON CONTRACT
                               GWA AFTER      LIA AFTER                     ANNIVERSARY         GWB ON
CONTRACT       PURCHASE        PURCHASE       PURCHASE       WITHDRAWAL      PRIOR TO          CONTRACT
 YEAR          PAYMENTS         PAYMENT        PAYMENT         TAKEN         RIDER FEE        ANNIVERSARY
--------       --------        ---------      ---------      ----------    --------------     -----------
At issue       $100,000         $   --         $   --        $     --        $     --          $100,000
       1              0          5,000             --           5,000         102,000            95,000
       2              0          5,000             --           5,000         103,828            90,000
       3              0          5,000          4,500           5,000         105,781           105,781
       4              0          5,289          5,289           5,289          94,946           100,492
       5              0          5,289          5,289          10,000          79,898            79,898
       6              0          3,995          3,995

                 APPENDIX ___ The John Hancock Exchange Program



We will permit an eligible owner of a John Hancock qualifying contract to exchange that contract for a new Venture variable annuity contract ("NEW CONTRACT"). If you are eligible and elect to exchange a John Hancock qualifying contract, you must surrender your existing contract and transfer all of its contract value to us. We will waive any future withdrawal charges under the New Contract we issue.



John Hancock Qualifying Contracts



We limit this exchange program to certain variable annuity contracts issued by either John Hancock Life Insurance Company or John Hancock Variable Life Insurance Company. The qualifying variable annuity contracts are:



o        Accommodator 2000 Variable Annuity,



o        Declaration Variable Annuity,



o        Independence Variable Annuity,



o        Independence Preferred Variable Annuity,



o        Independence 2000 Variable Annuity,



o        Patriot Variable Annuity,



o        Revolution Access Variable Annuity, and



o        Revolution Value Variable Annuity.



Eligibility Requirements



You are eligible to participate in the John Hancock Exchange Program if:



o        You own a John Hancock qualifying contract,



o Neither you nor any other payee receive annuity benefit payments under your John Hancock qualifying contract,



o There are no remaining withdrawal charges that would be assessed against the value of your John Hancock qualifying contract if you were to make a partial withdrawal or surrender that contract,



o The death benefit value under your John Hancock qualifying contract is less than or equal to the current surrender value of that contract (see "Death Benefit before Maturity Date" on page 5 of this Supplement), and



o If your John Hancock qualifying contact contains a Guaranteed Retirement Income Benefit rider, the guaranteed benefit under that optional benefit is less than or equal to the current surrender value of that contract.



                            IMPORTANT CONSIDERATIONS



AN EXCHANGE MAY NOT BE IN YOUR BEST INTEREST



The benefits and limitations, variable investment options, and charges and deductions of a New Contract will differ from those of a John Hancock qualifying contract. You should carefully review your existing contract and the Venture prospectus (including this supplement) before deciding to make an exchange.



We believe that an exchange as described above will not be a taxable event for Federal tax purposes; however, any owner considering an exchange should consult a tax adviser. We reserve the right to terminate this exchange offer or to vary its terms at any time.



THE CHARGES AND EXPENSES OF A NEW CONTRACT DIFFER FROM THOSE UNDER YOUR EXISTING JOHN HANCOCK QUALIFYING CONTRACT



The New Contract and your qualifying John Hancock contract have different separate account annual expenses, different contract owner transaction expenses, and different variable investment options that result in different total operating expenses charged by the underlying portfolios (i.e., "Funds"), as noted in the tables below:

The following table compares the fees and expenses that you will pay under the New Contact and the John Hancock qualifying contracts at the time that you buy a contract, surrender the contract, or transfer cash value between investment options. State premium taxes may also be deducted.

               NEW
               CONTRACT   ACCOMMODATOR                               INDEPENDENCE   INDEPENDENCE             REVOLUTION   REVOLUTION
               (Venture   2000           DECLARATION  INDEPENDENCE   PREFERRED      2000           PATRIOT   ACCESS       VALUE
               Variable   Variable       Variable     Variable       Variable       Variable       Variable  Variable     Variable
               Annuity)   Annuity        Annuity      Annuity        Annuity        Annuity        Annuity   Annuity      Annuity
------------------------------------------------------------------------------------------------------------------------------------
                                                         MAXIMUM WITHDRAWAL CHARGE:
                                (AS % OF AMOUNT PURCHASE PAYMENTS) FOR EACH YEAR FOLLOWING A PURCHASE PAYMENT

YEAR 1:         waived     8.5%           6.0%          8.0%            8.0%          7.0%            6.0%       0%         7.0%
YEAR 2:         waived     7.5%           6.0%          8.0%            8.0%          6.0%            6.0%       0%         6.0%
YEAR 3:         waived     7.5%           5.0%          8.0%            8.0%          5.0%            5.0%       0%         5.0%
YEAR 4:         waived     7.5%           5.0%(1)       7.0%            7.0%          4.0%            5.0%(1)    0%         4.0%
YEAR 5:         waived     6.0%           4.0%(1)       7.0%            7.0%          3.0%            4.0%(1)    0%         3.0%
YEAR 6:         waived     4.5%           3.0%(1)       6.0%            6.0%          2.0%            3.0%(1)    0%         2.0%
YEAR 7:         waived     3.0%           2.0%(1)       6.0%            6.0%          1.0%            2.0%(1)    0%         1.0%
YEAR 8 AND        0%        0%             0%            0%              0%            0%               0%       0%          0%
THEREAFTER:
------------------------------------------------------------------------------------------------------------------------------------


                                                                          ANNUAL CONTRACT FEE:
               ---------------------------------------------------------------------------------------------------------------------
                $30(4)      $30             $30(2)     $30(2)            $30(2)      $30(2)           $30(2)     $30(3)    $30(3)
------------------------------------------------------------------------------------------------------------------------------------

                                                                         TRANSFER FEE:
------------------------------------------------------------------------------------------------------------------------------------

Maximum Fee     $25         $25             $25         $25              $25         $25              None       $25       $25
Current Fee     $ 0         $ 0             $ 0         $ 0              $ 0         $ 0              None       $25       $ 0
------------------------------------------------------------------------------------------------------------------------------------

1. Withdrawal charges for contracts issued in NY by John Hancock Life Insurance Company differ from those shown. For these contracts, the withdrawal charges for Years 4, 5, 6 and 7 are, respectively, 4%, 3%, 2% and 1%.

2. This Annual Contract Fee charge applies only to contracts of less than $10,000.

3. This Annual Contract Fee charge applies only to contracts of less than $50,000.

4. This Annual Contract Fee charge applies only to contracts of less than $100,000.

The following table compares fees and expenses that you will pay periodically under the New Contact and the John Hancock qualifying contracts during the time that you own a contract. This table does not include annual portfolio operating expenses.

[TO BE UPDATED BY AMENDMENT]

                           NEW                          DECLARATION          DECLARATION
                           CONTRACT     ACCOMMODATOR    Variable             Variable                               INDEPENDENCE
                           (Venture     2000            Annuity              Annuity              INDEPENDENCE      PREFERRED
                           Variable     Variable        (initial payments    (initial payment     Variable          Variable
                           Annuity)     Annuity         up to $250,000)      over $250,000)       Annuity           Annuity
-----------------------------------------------------------------------------------------------------------------------------------
Mortality and expense
risks fee:                    %          0.90%            0.90%                0.90%          0.90%                  1.15%
Administration fee -
asset based:                  %          0.35%            0.35%                0.10%          0.50%                  0.35%
Total (With No Optional
Riders Reflected):            %          1.25%            1.25%                1.00%          1.40%                  1.50%
-----------------------------------------------------------------------------------------------------------------------------------
Optional GEM Benefit          %
Fee:                                                             Not Offered
-----------------------------------
TOTAL (With GEM Fee):         %
-----------------------------------------------------------------------------------------------------------------------------------

                                    FEES DEDUCTED FROM CONTRACT VALUE FOR OPTIONAL BENEFITS:
Principal Plus for
Life (4)
Maximum fee:                0.75%                                              Not Offered
-----------------------------------
Current fee:                0.40%
-----------------------------------------------------------------------------------------------------------------------------------
Enhanced "Stepped Up"                                     0.15%           0.15%
Death Benefit Rider (7)
------------------------
Accidental Death                                          0.10%           0.10%
Benefit Rider (7)
------------------------
Nursing Home Waiver (5)                                   0.05%           0.05%
------------------------
Enhanced Death Benefit      Not           Not                   Not Offered
Rider (6, 7)              Offered       Offered
------------------------
Earnings Enhancement
Death Benefit Rider
------------------------
Accumulated Value
Enhancement
(CareSolutions Plus)
Rider (8)
-----------------------
Guaranteed Retirement
Income Benefit Rider (7)
-----------------------
Waiver of Withdrawal
Charge (CARESolutions)
Rider (5)
-----------------------------------------------------------------------------------------------------------------------------------

                                             PATRIOT             PATRIOT
                           INDEPENDENCE      Variable            Variable             REVOLUTION     REVOLUTION
                           2000              Annuity             Annuity              ACCESS         VALUE
                           Variable          (initial payments   (initial payments    Variable       Variable
                           Annuity           up to $250,000)     over $250,000        Annuity        Annuity
----------------------------------------------------------------------------------------------------------------
Mortality and expense
risks fee:                  1.10%            0.90%                 0.90%              0.95%            0.95%
Administration
fee-asset based:            0.30%            0.35%                 0.10%              0.30%            0.30%
Total (With No Optional
Riders Reflected):          1.40%            1.25%                 1.00%              1.25%            1.25%
------------------------
Optional GEM Benefit                                             Not Offered
Fee:
------------------------
TOTAL (With GEM Fee):
----------------------------------------------------------------------------------------------------------------

                          FEES DEDUCTED FROM CONTRACT VALUE FOR OPTIONAL BENEFITS:

Principal Plus for Life (4)
Maximum fee:
------------------------                                     Not Offered
Current fee:
----------------------------------------------------------------------------------------------------------------
Enhanced "Stepped Up"       0.15%     0.15%                              Not Offered
Death Benefit Rider (7)
------------------------
Accidental Death            0.10%     0.10%
Benefit Rider (7)
------------------------
Nursing Home Waiver (5)     0.05%     0.05%
------------------------
Enhanced Death Benefit                                             0.25%              0.25%
Rider (6, 7)
------------------------
Earnings Enhancement                                               0.25%              0.25%
Death Benefit Rider
------------------------
Accumulated Value            Not Offered                           0.40%              0.35%
Enhancement
(CareSolutions Plus)
Rider (8)
------------------------
Guaranteed Retirement                                              0.30%              0.30%
Income Benefit Rider (7)
------------------------
Waiver of Withdrawal
Charge (CARESolutions)                                               Not              0.10%
Rider (5)                                                          Offered
--------------------------------------------------------------------------------------------------

4.   The Principal Plus for Life fees are reflected as a percentage of Adjusted
     GWB.

5. The Nursing Home Waiver charge and the charge for the Waiver of Withdrawal Charge(CareSolutions Plus) Rider applies to that portion of your contract's total value attributable to premiums that are still subject to withdrawal charges.

6. The rate shown is applicable to Enhanced Death Benefit riders issued after May 1, 2002. In certain states, and for riders issued prior to May 1, 2002, a lower rate may apply.

7. The Enhanced "Stepped Up" Death Benefit Rider Accidental Death Benefit Rider, Enhanced Death Benefit Rider, Earnings Enhancement Death Benefit Rider, and the Guaranteed Retirement Income Benefit Rider charges are a percentage of contract total value.

8. The Accumulated Value Enhancement (CareSolutions Plus) Rider charge is a percentage of initial premium payment.

THE VARIABLE INVESTMENT OPTIONS OF A NEW CONTRACT, INCLUDING THE CHARGES AND EXPENSES OF UNDERLYING PORTFOLIOS, DIFFER FROM THOSE UNDER YOUR EXISTING JOHN HANCOCK QUALIFYING CONTRACT



The Declaration variable annuity contract currently offers six investment options. The Accommodator 2000 variable annuity, Independence variable annuity, Independence Preferred variable annuity, Independence 2000 variable annuity and Patriot variable annuity contracts currently offer eighteen variable investment options. Revolution Value variable annuity and Revolution Access variable annuity currently offer 25 variable investment options. YOU CAN OBTAIN ADDITIONAL INFORMATION ABOUT THE AVAILABLE VARIABLE INVESTMENT OPTIONS UNDER YOUR JOHN HANCOCK QUALIFYING CONTRACT, INCLUDING A CURRENT PROSPECTUS FOR EACH OF THE UNDERLYING PORTFOLIOS, BY CONTACTING JOHN HANCOCK LIFE INSURANCE COMPANY OR JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY AT THE FOLLOWING ADDRESS:



         ANNUITY SERVICE OFFICE:                       MAILING ADDRESS:
           601 Congress Street                       Post Office Box 55106
    Boston, Massachusetts 02210-2805           Boston, Massachusetts 02205-5106
            (617) 663-3000 or



Toll-free for ACCOMMODATOR 2000, INDEPENDENCE, INDEPENDENCE 2000, INDEPENDENCE PREFERRED CONTRACTS: (800) 732-5543



Toll-free for DECLARATION, PATRIOT, REVOLUTION ACCESS, REVOLUTION VALUE
CONTRACTS: (800) 824-0335



You should review this information carefully before electing to exchange a John Hancock qualifying contract for a New Contract.



If you elect to exchange your John Hancock qualifying contract for a New Contract with a Principal Plus for Life optional benefit rider, however, you may invest your contract value only in the investment options we make available with this benefit. We describe these investment options in the prospectus. YOU CAN OBTAIN ADDITIONAL INFORMATION ABOUT ALL THE AVAILABLE VARIABLE INVESTMENT OPTIONS UNDER THE NEW CONTRACT, INCLUDING A CURRENT PROSPECTUS FOR EACH OF THE UNDERLYING PORTFOLIOS, BY CONTACTING OUR ANNUITY SERVICE OFFICE AT THE FOLLOWING
ADDRESS:



         ANNUITY SERVICE OFFICE:                        MAILING ADDRESS:
           601 Congress Street                        Post Office Box 55230
    Boston, Massachusetts 02210-2805            Boston, Massachusetts 02205-5230
    (617) 663-3000 or (800) 344-1029



You should review this information carefully before electing to exchange a John Hancock qualifying contract for a New Contract.



The next table compares the minimum and maximum total operating expenses charged by the portfolios (Funds) that you may pay periodically during the time that you own a contract. Fees and expenses of the portfolios are not fixed or specified under the terms of the contracts and may vary from year to year. In most cases, the New Contract's variable investment options invest in the Series II class of shares of the John Hancock Trust and are subject to a 12b-1 fee. The John Hancock qualifying contracts contain fewer variable investment options, as described above. In most cases, the John Hancock qualifying contract's variable investment option invests in the NAV class of shares of the John Hancock Trust and is not subject to a 12b-1 fee. More detail concerning the fees and expenses of each portfolio is contained in that portfolio's prospectus.



               NEW
               CONTRACT   ACCOMMODATOR                               INDEPENDENCE   INDEPENDENCE             REVOLUTION   REVOLUTION
               (Venture   2000           DECLARATION  INDEPENDENCE   PREFERRED      2000          PATRIOT    ACCESS       VALUE
               Variable   Variable       Variable     Variable       Variable       Variable      Variable   Variable     Variable
               Annuity)   Annuity        Annuity      Annuity        Annuity        Annuity       Annuity    Annuity      Annuity
------------------------------------------------------------------------------------------------------------------------------------
                         TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES -

Range of expenses that are deducted from fund assets, including management fees, Rule 12b-1 fees, and other expenses:

MINIMUM:        0.76%        0.50%        0.50%       0.50%           0.50%         0.50%          0.50%       0.50%       0.50%
MAXIMUM:        1.69%        1.15%        1.15%       1.15%           1.15%         1.15%          1.15%       1.16%       1.16%





AMOUNT OF MINIMUM DEATH BENEFIT BEFORE MATURITY DATE. The amount of a minimum guaranteed death benefit may differ between your John Hancock qualifying contract and any New Contract that we may issue under the John Hancock Exchange Program. The following information provides a general summary and may be subject to specific terms, limits and conditions. You should carefully review the prospectus for the New Contract, your John Hancock qualifying contract and the prospectus for your John Hancock qualifying contract for more information on the terms, limits and conditions applicable to your situation.



- NEW CONTRACT (Venture Variable Annuity). The guaranteed minimum death benefit is equal to the greater of (1) the sum of all purchase payments less withdrawals, or (2) the current Contract Value.

- ACCOMMODATOR 2000 Variable Annuity. The guaranteed minimum death benefit is based on the greater of: (1) the current Contract Value or
         (2) total premium payments less withdrawals and charges (after anniversary nearest age 65, contract value paid only)



- DECLARATION Variable Annuity. The guaranteed minimum death benefit is based on the greater of: accumulated value (adjusted for MVA- except
         NY) or purchase payments less partial withdrawals.



- INDEPENDENCE Variable Annuity. The guaranteed minimum death benefit is based on the greater of:: (1) contract value or (2) total premium payments less withdrawals and charges. (after anniversary nearest age 75, contract value paid only)



- INDEPENDENCE PREFERRED Variable Annuity. The guaranteed minimum death benefit is based on the greatest of: (1) contract value (2) total premiums less withdrawals and charges, (3) Stepped up value as of last 3-year anniversary (stops at anniversary prior to age 81)



- INDEPENDENCE 2000 Variable Annuity. The guaranteed minimum death benefit is based on the greatest of: (1) contract value (2) total premiums less withdrawals and charges, (3) Stepped up value as of last 5-year anniversary (stops at anniversary prior to age 81)



- PATRIOT Variable Annuity. The guaranteed minimum death benefit is based on the greater of: accumulated value (adjusted for MVA- except NY) or
         (2) the sum of all purchase payments less withdrawals.



- REVOLUTION ACCESS Variable Annuity. The guaranteed minimum death benefit is based on the greater of: (1) current Contract Value adjusted by a "market value adjustment" (no adjustment for NY contracts) or (2) the sum of all purchase payments less withdrawals.



- REVOLUTION VALUE Variable Annuity. The guaranteed minimum death benefit is based on the greater of: (1) current Contract Value adjusted by a "market value adjustment" (no adjustment for NY contracts) or (2) the sum of all purchase payments less withdrawals.



Even if the current death benefit value under your John Hancock qualifying contract is no greater than your contract's surrender value, you should consider the possibility that that the minimum death benefit under that contract could increase in the future. You should also review your John Hancock qualifying contract carefully for the impact of withdrawals on that contract's guaranteed minimum death benefit. The manner in which we adjust the guaranteed minimum death benefit under a New Contract for withdrawals may differ from that under a John Hancock qualifying contract. (See the section in the New Contract (Venture) prospectus entitled "DESCRIPTION OF THE CONTRACT - Death Benefit During Accumulation Period" for more information about the New Contract.)



OPTIONAL BENEFIT RIDERS



You may have purchased optional benefit riders for your John Hancock qualifying contract that are NOT available with a New Contract. If so, you should review your John Hancock qualifying contract carefully before electing to participate in the John Hancock Exchange Offer. We summarize some of the features of these optional benefits below, but you should review your contract carefully for a complete description of the benefits, conditions and limitations applicable to your situation.



THE FOLLOWING OPTIONAL BENEFIT RIDERS ARE NOT AVAILABLE WITH A NEW CONTRACT, AND YOU WILL NO LONGER BE ENTITLED TO THE BENEFIT IF YOU ELECT TO PARTICIPATE IN THE JOHN HANCOCK EXCHANGE OFFER:






- Accidental Death Benefit Rider to DECLARATION and PATRIOT variable annuity contracts - provides a benefit upon the accidental death of the annuitant prior to the earlier of the contract's date of maturity or the annuitant's 80th birthday. Under this rider, the beneficiary will receive an amount equal to the total value of the contract as of the date of the accident, up to a maximum of $200,000.



- Nursing Home Waiver to DECLARATION and PATRIOT variable annuity contracts -- provides a waiver of the withdrawal charges on any withdrawals, if (a) the contract owner becomes confined to a nursing home following a waiting period described in the rider after the date of issue of the contract, (b) the contract owner remains in the nursing home a continuous period described in the rider and receives skilled nursing care, (c) the issuing company receives a request for a withdrawal and adequate proof of confinement within the period described in the rider after discharge from the facility, and
         (d) the confinement is prescribed by a doctor and medically necessary. The New Contract provides a Nursing Home Waiver as a standard feature, subject to terms and conditions similar to those of this rider.



o Enhanced Death Benefit Rider to REVOLUTION ACCESS and REVOLUTION VALUE variable annuity contracts -- provides a guarantee that the death benefit before the contract's date of maturity will not be less than:
         (a) for contracts purchased outside New York or Washington states, the amount of each premium accumulated at 5% effective annual interest during the rider's measuring period (less any partial withdrawals and not including any interest on such amounts after they are withdrawn); or, if greater, (b) the highest total value of the contract (adjusted by any market value adjustment) as of any anniversary of the contract during the rider's measuring period, plus any premium payments since that anniversary, minus any withdrawals since that anniversary. For these purposes, the benefit's "measuring period" includes only those contract anniversaries that occur (1) before we receive proof of death and (2) before the "measuring life" attains age 81. The rider's "measuring life" may vary, depending on the owner and annuitant, as described in the rider.



o Earnings Enhancement Death Benefit Rider to REVOLUTION ACCESS and REVOLUTION VALUE variable annuity contracts - under this benefit, the death benefit before the Maturity Date may be increased by an earnings enhancement amount that will vary based on the age of the owners and annuitants at time of purchase. If all of the owners and the annuitant were under age 70 at the time of purchase, the earnings enhancement amount is 40% of the difference between (a) the death benefit and (b) the premiums paid for the contract, less any withdrawals from the contract in excess of earnings (including any surrender charges imposed on these withdrawals), subject to a maximum benefit amount described in the rider. If any of the owners or the annuitant was age 70 or older at the time of purchase, the earnings enhancement amount is 25% of the difference between (a) the death benefit and (b) the premiums paid for the contract, less any withdrawals from the contract in excess of earnings (including any surrender charges imposed on these withdrawals), subject to a maximum benefit amount described in the rider.



o Accumulated Value Enhancement (CareSolutions Plus) Rider* to REVOLUTION ACCESS and REVOLUTION VALUE variable annuity contracts - under this rider, the issuing company makes a contribution to the total value of the contract on a monthly basis if the covered person (who must be an owner and the annuitant): (a) is unable to perform at least 2 activities of daily living without human assistance or has a cognitive impairment, and (b) is receiving certain qualified services described in the rider. The specifications page of the contract shows the amount of the contribution (called the "Monthly Benefit"), and the rider contains an inflation protection feature that will increase the Monthly Benefit by 5% each year after the 7th contract year. The specifications page of the contract also contains a limit on how much the total value of the contract can be increased by this rider (the "benefit limit"). The rider must be in effect for 7 years before any contribution will occur.



o Guaranteed Retirement Income Benefit Rider to REVOLUTION ACCESS and REVOLUTION VALUE variable annuity contracts - this benefit guarantees a minimum amount that can be applied to a lifetime annuity payment option, subject to the conditions described in the rider.



o Waiver of Withdrawal Charge (CARESolutions) Rider* to REVOLUTION VALUE variable annuity contracts - provides a waiver of the withdrawal charges on any withdrawals, if (a) the "covered person" becomes confined to a nursing home beginning at least 30 days after the date of issue of the contract, (b) the "covered person" remains in the nursing home for at least 90 consecutive days receiving nursing care, and (c) the confinement is prescribed by a doctor and medically necessary because of a covered physical or mental impairment. In addition, depending on the state, the rider may also provide for a waiver of withdrawal charges if a covered person has been diagnosed with a chronic, critical or terminal illness to the extent so provided in the rider. A "covered person" under the rider includes the owner and the owner's spouse, unless the owner is a trust. If the owner is a trust, a "covered person" includes the annuitant and the annuitant's spouse.



         * If you elect to participate in the John Hancock Exchange Program, you will also lose any ancillary benefits, such as access to advice about elder care services and a list of long term care providers in your area.



ANNUITY BENEFIT PAYMENTS



The type and amount of annuity benefit payments available to you under your John Hancock qualifying contract will differ from that available under the New Contract.



TYPE OF ANNUITY BENEFIT PAYMENT. Both your John Hancock qualifying contract and the New Contract provide for annuity benefit payments that may be made on a fixed, variable, or combination fixed and variable basis.



Your John Hancock qualifying contract guarantees that the following annuity options will be made available:

o        Non-refund Life Annuity, and



o Life Annuity with Payments Guaranteed for 5, 10 or 20 Years (Guaranteed Period is 3 to 30 years for DECLARATION and PATRIOT variable annuity contracts with limitations depending on age of contract or certificate).



Annuity options in addition to those that are contractually guaranteed may also be offered under your John Hancock qualifying contract. You can obtain additional information on any additional annuity options currently available under your John Hancock qualifying contract by calling John Hancock Life Insurance Company or John Hancock Variable Life Insurance Company at the following number: (800) 732-5543.



The New Contract guarantees the following annuity options:



o        Non-refund Life Annuity,



o        Life Annuity with Payments Guaranteed for 10 Years,



o        Joint & Survivor Non-refund Life Annuity, and



o        Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years.



We may also offer annuity options from time to time that are in addition to those contractually guaranteed under a New Contract. These additional annuity options may differ from the annuity options available under your John Hancock qualifying contract.



AMOUNT OF ANNUITY BENEFIT PAYMENTS. The annuity purchase rates guaranteed in the New Contract differ from the annuity purchase rates contained in the John Hancock qualifying contracts. This means that even if the total contract value applied to the same type of annuity benefit payment option were equal in amount, the initial annuity benefit payment under a New Contract may differ from that under a John Hancock qualifying contract.



In addition, the "assumed interest rate" used to determine the amount of a variable annuity benefit payment under a New Contract differs from the "assumed interest rate" used to determine the amount of a variable annuity benefit payment under a John Hancock qualifying contract, as summarized below:

                                      Assumed Interest Rate
                                      ---------------------
Declaration                           3.5% (Where permitted by state,
Patriot                               annuitant may elect to use 5% or
Revolution Access                     6%).
Revolution Value

Accomodator 2000                      3.50%
Independence
Independence Preferred
Independence 2000

Venture                               3.00%



You should carefully review your John Hancock qualifying contract and the prospectus for that contract for additional information on the calculation of annuity benefit payments before you elect to participate in the John Hancock exchange program.



OTHER MATTERS



There may be differences between a John Hancock qualifying contract, as amended by tax-qualified retirement plan endorsements, and the New Contracts, as amended by similar qualified plan endorsements. If you are using a John Hancock qualifying contract in connection with a tax-qualified retirement plan, you should consult a tax advisor before electing to participate in the John Hancock exchange program. See also the Federal Tax Matters section of this prospectus and in the prospectus for your John Hancock qualifying contract.

                   APPENDIX U: Accumulation Unit Value Tables

                           (Venture Variable Annuity)
                     (currently issued contracts Version B)

                               [JOHN HANCOCK(R) LOGO]

                             JOHN HANCOCK ANNUITIES


                                                    Prospectus dated May 1, 2006


                            Venture Variable Annuity


This Prospectus describes interests in VENTURE flexible purchase payment deferred combination fixed and variable annuity contracts (singly, a "CONTRACT and collectively, the "CONTRACTS") issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ("JOHN HANCOCK USA") in all jurisdictions except New York, or by JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK ("JOHN HANCOCK NEW YORK") in New York. Unless otherwise specified, "WE," "US," "OUR," or a "COMPANY" refers to the applicable issuing company of a Contract. You, the contract owner, should refer to the first page of your Venture variable annuity contract for the name of your issuing company.



Variable Investment Options. You may allocate contract values or additional purchase payments, to the extent permitted under your Contract, in variable investment options. If you do, we will measure your contract value (other than value allocated to a fixed investment option) and variable annuity benefit payments according to the investment performance of applicable sub-accounts of JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H or, in the case of John Hancock New York, applicable sub-accounts of JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A (singly, a "SEPARATE ACCOUNT" and collectively, the "SEPARATE ACCOUNTS"). Each sub-account invests in one of the following Funds that corresponds to one of the following variable investment options that we make available on the date of this Prospectus. Please note that we show the Fund's manager (i.e. subadviser) in bold above the name of the Fund:



     JOHN HANCOCK TRUST

AIM CAPITAL MANAGEMENT, INC
Mid Cap Core
CAPITAL GUARDIAN TRUST COMPANY
Income & Value
U.S. Large Cap
CAPITAL RESEARCH MANAGEMENT COMPANY
American Bond
American Growth
American Growth-Income
American International
DAVIS ADVISORS
Financial Services
Fundamental Value
DEUTSCHE ASSET MANAGEMENT INC.
Real Estate Securities
GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
International Core (formerly International Stock)
JENNISON ASSOCIATES LLC
Capital Appreciation
LEGG MASON FUNDS MANAGEMENT, INC.
Core Equity
MARISCO CAPITAL MANAGEMENT, LLC
International Opportunities
MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED
Index Allocation
Lifestyle Aggressive
Lifestyle Balanced
Lifestyle Conservative
Lifestyle Growth
Lifestyle Moderate
Money Market
Pacific Rim
MUNDER CAPITAL MANAGEMENT
Small Cap Opportunities
PACIFIC INVESTMENT MANAGEMENT COMPANY
Global Bond
Total Return
PZENA INVESTMENT MANAGEMENT, LLC
Classic Value
SALOMON BROTHERS ASSET
MANAGEMENT INC
High Yield
U.S. Government Securities
SUSTAINABLE GROWTH ADVISERS, L.P.
Small Company Value
T. ROWE PRICE ASSOCIATES, Inc.
Blue Chip Growth
Equity-Income
Health Sciences
Science & Technology
TEMPLETON INVESTMENT COUNSEL, INC.
International Small Cap
International Value
UBS GLOBAL ASSET MANAGEMENT
Global Allocation
VAN KAMPEN INVESTMENTS
Value
WELLINGTON MANAGEMENT COMPANY, LLP
Investment Quality Bond
Mid Cap Stock
Natural Resources
Small Cap Growth



CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE SEPARATE ACCOUNTS AND THE VARIABLE INVESTMENT OPTIONS THAT YOU SHOULD KNOW BEFORE INVESTING. THE CONTRACTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



WHEN YOU PURCHASE A JOHN HANCOCK NEW YORK CONTRACT, YOU MAY ELECT A "PAYMENT ENHANCEMENT" FEATURE FOR AN EXTRA FEE. IF YOU DO JOHN HANCOCK NEW YORK WILL ADD A "PAYMENT ENHANCEMENT" TO YOUR CONTRACT FOR EACH PAYMENT THAT YOU MAKE UNDER YOUR CONTRACT. EXPENSES (INCLUDING WITHDRAWAL CHARGES) FOR A CONTRACT WHICH HAS A PAYMENT ENHANCEMENT MAY BE HIGHER (OR FOR A LONGER TIME PERIOD) THAN THE EXPENSES FOR A CONTRACT WHICH DOES NOT HAVE A PAYMENT ENHANCEMENT.



        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)                          JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
----------------------------------------------------------------       ----------------------------------------------------------
      ANNUITY SERVICE OFFICE                MAILING ADDRESS             ANNUITY SERVICE OFFICE               MAILING ADDRESS
       601 Congress Street               Post Office Box 55230            601 Congress Street             Post Office Box 55013
 Boston, Massachusetts 02210-2805        Boston, Massachusetts          Boston, Massachusetts             Boston, Massachusetts
(617) 663-3000 or (800) 344-1029               02205-5230                     02210-2805                        02205-5013
                                    www.johnhancockannuities.com       (877) 391-3748 or (800)         www.johnhancocknewyork.com
                                                                                551-2078



Venture 2006 (20,22,24)

                                Table of Contents


OVERVIEW.............................................................   2
GLOSSARY OF SPECIAL TERMS............................................   7
FEE TABLES...........................................................   9
  EXAMPLES...........................................................  10
GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE FUNDS....  12
  THE COMPANIES......................................................  12
  THE SEPARATE ACCOUNTS..............................................  13
  THE FUNDS..........................................................  13
DESCRIPTION OF THE CONTRACT..........................................  18
  ELIGIBLE PLANS.....................................................  18
  ELIGIBLE GROUPS....................................................  18
  ACCUMULATION PERIOD PROVISIONS.....................................  18
    Purchase Payments................................................  18
    Accumulation Units...............................................  19
    Net Investment Factor............................................  19
    Transfers Among Investment Options...............................  19
    Maximum Number of Investment Options.............................  20
    Telephone and Electronic Transactions............................  20
    Special Transfer Services - Dollar Cost Averaging................  21
    Asset Rebalancing Program........................................  21
    Withdrawals......................................................  22
    Special Withdrawal Services - The Income Plan....................  22
    Death Benefit During Accumulation Period.........................  23
  PAY-OUT PERIOD PROVISIONS..........................................  24
    General..........................................................  25
    Annuity Options..................................................  25
    Determination of Amount of the First Variable Annuity
     Benefit Payment.................................................  26
    Annuity Units and the Determination of Subsequent Variable
     Annuity Benefit Payments........................................  26
    Transfers During Pay-out Period..................................  27
    Death Benefit During Pay-out Period..............................  27
  OTHER CONTRACT PROVISIONS..........................................  27
    Right to Review..................................................  27
    Ownership........................................................  28
    Annuitant........................................................  28
    Beneficiary......................................................  28
    Modification.....................................................  28
    Our Approval.....................................................  29
    Discontinuance of New Owners.....................................  29
    Misstatement and Proof of Age, Sex or Survival...................  29
  FIXED INVESTMENT OPTION............................................  29
  OPTIONAL BENEFITS..................................................  31
    Principal Plus for Life..........................................  31
    Payment Enhancement..............................................  39
  CHARGES AND DEDUCTIONS.............................................  41
    Withdrawal Charges...............................................  41
    Waiver of Applicable Withdrawal Charge - Confinement to
     Eligible Nursing Home...........................................  42
    Administration Fee...............................................  42
    Mortality and Expense Risks Charge...............................  42
    Reduction or Elimination of Charges and Deductions...............  43
    Premium Taxes....................................................  43
FEDERAL TAX MATTERS..................................................  44
  INTRODUCTION.......................................................  44
  OUR TAX STATUS.....................................................  44
  SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFIT RIDERS.................  44
  NON-QUALIFIED CONTRACTS (CONTRACTS NOT PURCHASED TO FUND A
    QUALIFIED PLAN)..................................................  44
    Undistributed Gains..............................................  44
    Taxation of Annuity Payments.....................................  45
    Surrenders, Withdrawals and Death Benefits.......................  45
    Taxation of Death Benefit Proceeds...............................  45
    Penalty Tax on Premature Distributions...........................  46
    Puerto Rico Non-Qualified Contracts..............................  46
    Diversification Requirements.....................................  46
  QUALIFIED CONTRACTS (CONTRACTS PURCHASED FOR A QUALIFIED PLAN).....  46
    Penalty Tax on Premature Distributions...........................  47
    Tax-Free Rollovers...............................................  48
    Loans............................................................  48
    Puerto Rico Contracts Issued to Fund Retirement Plans............  48
  SEE YOUR OWN TAX ADVISER...........................................  49
GENERAL MATTERS......................................................  49
    Asset Allocation Services........................................  49
    Restrictions Under the Texas Optional Retirement Program.........  49
    Distribution of Contracts........................................  49
    Confirmation Statements..........................................  50
    Reinsurance Arrangements.........................................  50
APPENDIX A:  EXAMPLES OF CALCULATION OF WITHDRAWAL CHARGE............   1
APPENDIX:   QUALIFIED PLAN TYPES.....................................   1
APPENDIX:   PRINCIPAL PLUS FOR LIFE EXAMPLES.........................   1
APPENDIX THE JOHN HANCOCK EXCHANGE PROGRAM...........................   1
APPENDIX U:  ACCUMULATION UNIT VALUE TABLES..........................   1

We provide additional information about the Contracts and the Separate Accounts in Statements of Additional Information, dated the same date as this Prospectus, which we filed with the SEC and incorporate herein by reference. You may obtain the Statement of Additional Information applicable to your Contract without charge upon request by writing us at the Annuity Service Office shown on the first page of this Prospectus. The SEC also maintains a Web site (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.



                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                       Statement of Additional Information
                                Table of Contents



GENERAL INFORMATION AND HISTORY..................................       3
ACCUMULATION UNIT VALUE TABLES...................................       3
SERVICES.........................................................       3
       Independent Auditors......................................       3
       Servicing Agent...........................................       3
       Principal Underwriter.....................................       3
APPENDIX A: ACCUMULATION UNIT VALUE TABLES ......................       3
APPENDIX B: AUDITED FINANCIAL STATEMENTS.........................     A-1



                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
                       Statement of Additional Information
                                Table of Contents



GENERAL INFORMATION AND HISTORY..................................       3
ACCUMULATION UNIT VALUE TABLES...................................       3
SERVICES.........................................................       3
       Independent Auditors......................................       3
       Servicing Agent...........................................       3
       Principal Underwriter.....................................       3
APPENDIX A: AUDITED FINANCIAL STATEMENTS.........................     A-1

                                    Overview


Certain key terms and phrases are defined in the Glossary of Special Terms that follows this overview. Each defined term or phrase is identified in BOLD-FACED TYPE the first time it is used in this Prospectus.



This overview tells you some key points you should know about the CONTRACT. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire PROSPECTUS, including its Appendices, your Contract and the Statement of Additional Information for more detailed information.



Some states have different rules about how contracts are described or administered. These rules are reflected in your Contract, or in your RIDER to the Contract. The terms of your Contract, or of any Rider, prevail over what is in this Prospectus.



WHAT KIND OF CONTRACT IS DESCRIBED IN THIS PROSPECTUS?



The Contract is a flexible purchase payment deferred combination fixed and variable annuity contract between you and a COMPANY. "Deferred payment" means payments by a Company begin on a future date under the Contract. "Variable" means your investment amounts in the Contract may increase or decrease in value daily based upon your investment choices. The Contract provides for the accumulation of your investment amounts and the payment of annuity benefits on a variable and/or fixed basis.



WHEN YOU PURCHASE A VARIABLE ANNUITY FOR ANY TAX-QUALIFIED RETIREMENT PLAN, THE VARIABLE ANNUITY DOES NOT PROVIDE ANY ADDITIONAL TAX DEFERRED TREATMENT OF EARNINGS BEYOND THE TREATMENT PROVIDED BY THE PLAN. CONSEQUENTLY, YOU SHOULD PURCHASE A VARIABLE ANNUITY FOR A TAX-QUALIFIED PLAN ONLY ON THE BASIS OF OTHER BENEFITS OFFERED BY THE VARIABLE ANNUITY. THESE BENEFITS MAY INCLUDE LIFETIME INCOME PAYMENTS, PROTECTION THROUGH LIVING AND DEATH BENEFIT, AND GUARANTEED FEES.



WHO IS ISSUING MY CONTRACT?



Your Contract provides the name of the Company that issues your Contract. In general, JOHN HANCOCK USA may issue the Contract in any jurisdiction except New York. JOHN HANCOCK NEW YORK issues the Contract only in New York. Each Company sponsors its own SEPARATE ACCOUNT.



WHAT ARE SOME BENEFITS OF THE CONTRACT?



The Contract offers tax-deferred treatment of earnings, a death benefit and annuity benefit payments. In most cases, no income tax will have to be paid on your earning under the Contract until these earnings are paid out. We will pay a Death Benefit to your Beneficiary if you die during the ACCUMULATION PERIOD. The amount of the Death Benefit will vary based on your age at death and how long the Contract has been issued to you. The Death Benefit amount will be less any amounts deducted in connection with partial withdrawals. We offer a variety of fixed and variable annuity payment options. Periodic annuity benefit payments will begin on the MATURITY DATE. You select the Maturity Date, the frequency of payment and the type of annuity benefit payment option. Annuity benefit payments are made to the ANNUITANT.



HOW DOES THE CONTRACT WORK?



Under the Contract, you make one or more Purchase Payments to a Company for a period of time, known as the Accumulation Period. Later, beginning on the Contract's Maturity Date, that Company makes one or more annuity benefit payments under the Contract, known as the PAY-OUT PERIOD. Your Contract Value during the Accumulation Period and the amounts of annuity benefit payments during the Pay-out Period may either be variable or fixed, depending upon your investment choices.



HOW CAN I INVEST MONEY IN THE CONTRACT?



We call the investments you make in your Contract Purchase Payments. The below table shows the required minimum amount for an initial Purchase Payment. The table also shows the required minimum amount for subsequent Purchase Payments. Additional Purchase Payments generally may be made at any time.



                    MINIMUM INITIAL         MINIMUM SUBSEQUENT
   CONTRACT         PURCHASE PAYMENT         PURCHASE PAYMENT
-------------       ----------------        ------------------
Non-Qualified            $5,000                     $30
                         ------                     ---
  Qualified              $2,000                     $30
                         ------                     ---



If you purchase a John Hancock New York Contract with the optional Payment Enhancement feature, the minimum initial Purchase Payment is $10,000.

If a Purchase Payment causes your Contract Value to exceed $1,000,000 or your Contract Value already exceeds $1,000,000, you must obtain our approval in order to make the Purchase Payment.



WHAT ARE MY INVESTMENT CHOICES?



There are two main types of investment options: VARIABLE INVESTMENT OPTIONS and a FIXED INVESTMENT OPTION.



Variable Investment Options. You may invest in any of the Variable Investment Options. Currently, there are [##] Variable Investment Options. Each Variable Investment Option is a sub-account of a Separate Account that invests in a corresponding Fund. The FUND PROSPECTUS contains a full description of a Fund. The amount you've invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Fund. Except for certain charges we deduct, your investment experience will be the same as if you had invested in a Fund directly and reinvested all Fund dividends and distributions in additional shares. Your Contract Value during the Accumulation Period and the amounts of annuity benefit payments will depend upon the investment performance of the underlying Fund of the Variable Investment Option you select and/or upon the interest we credit on each Fixed Investment Option you select.



Allocating assets only to one or a small number of the Variable Investment Options (other than the Lifestyle Trusts) should not be considered a balanced investment strategy. In particular, allocating assets to a small number of Variable Investment Options that concentrate their investments in a particular business or market sector will increase the risk that the your Contract Value will be more volatile since these Variable Investment Options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology-related businesses, including internet-related businesses, (b) small cap securities and (c) foreign securities. We do not provide advice regarding appropriate investment allocations, and you should discuss this matter with your financial consultant.



Fixed Investment Option. Currently, we do not allow Purchase Payments or transfers to a Fixed Investment Option. If available, Fixed Investment Options will earn interest at the rate we have set for that Fixed Investment Option. The interest rate depends upon the length of the guarantee period of the Fixed Investment Option. Under a Fixed Investment Option, we guarantee the principal value of Purchase Payments and the rate of interest credited to the investment account for the term of any guarantee period we may make available. Subject to certain regulatory limitations, we may restrict Purchase Payments and transfers to a Fixed Investment Option if the guaranteed interest rate in effect is equal to 3%.



HOW CAN I CHANGE MY INVESTMENT CHOICES?



Allocation of Purchase Payments. You designate how your Purchase Payments are to be allocated among the investment options. You may change this investment allocation for future Purchase Payments at any time.



Transfers Among Investment Options. During the Accumulation Period, you may transfer your investment amounts among investment options without charge, subject to certain restrictions described below and in the section entitled "Transfers Among Investment Options." During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in the section entitled "Transfers During Pay-out Period." However, during the Pay-out Period, you may not transfer from a Variable Investment Option to a Fixed Investment Option, or from a Fixed Investment Option to a Variable Investment Option.



The Variable Investment Options can be a prime target for abusive transfer activity. Long-term investors in a Variable Investment Option can be harmed by frequent transfer activity since such activity may expose the Variable Investment Option's corresponding Fund to increased Fund transaction costs (affecting the value of the shares) and/or disruption to the corresponding Fund manager's ability to effectively manage such corresponding Fund, both of which may result in dilution with respect to interests held for long-term investment. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions described in more detail in this Prospectus. We apply each Separate Account's policy and procedures uniformly to all CONTRACT OWNERS.



CAN I TAKE OUT ANY OF MY MONEY?



During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any investment option must be at least $300 or, if less, your entire balance in that investment option. If a partial withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $300, we will treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge and an administration fee may apply to your withdrawal. A withdrawal may be subject to income tax and a 10% IRS penalty tax.

WHAT TYPES OF OPTIONAL BENEFIT RIDERS MAY I BUY UNDER THE CONTRACT?



For the additional charge shown in the Fee Tables, you may elect a Rider offering optional benefits. The following Riders are available under the Contract. The availability of the Riders may vary by state. For additional information on these Riders, please see the section entitled "Optional Benefits."



Principal Plus for Life. We designed the Principal Plus for Life benefit to guarantee the return of your investments in the Contract, regardless of market performance, as long as you limit your withdrawals to a "GUARANTEED WITHDRAWAL AMOUNT" (or "GWA") each year. The initial GWA equals 5% of a "GUARANTEED WITHDRAWAL BALANCE" (or "GWB"). The initial GWB equals your initial purchase payment for the Contract, up to a $5 million maximum. You can withdraw the GWA each year until the GWB is depleted to zero. In addition, after you attain age 65, we will calculate a "LIFETIME INCOME AMOUNT" (or "LIA"). If you subsequently limit your annual withdrawals to the LIA, we will make the LIA benefit available to you for as long as you live, even after you have recovered your investments in the Contract, and even after your contract value reduces to zero.



The LIA will equal the GWA if you do not take any withdrawals until your Age 65 Contract Anniversary (i.e., the Contract Anniversary on or next following your 65th birthday), or if you purchase a Contract after you attain age 65. If you purchase a Contract for two or more owners, the LIA applies only to the life of the oldest owner.



Under Principal Plus for Life, you choose how much contract value to withdraw at any time. If your withdrawals (including any applicable withdrawal charges) exceed the GWA in any year, we may reduce the GWA that we guarantee for future withdrawals. Similarly, we may reduce the LIA that we guarantee for future lifetime benefit payments if your withdrawals (including any applicable withdrawal charges) exceed the LIA in any year after you attain age 65. We will pay withdrawal benefits automatically in certain circumstances that we describe in the Optional Benefits - Principal Plus for Life section of the Prospectus.



YOU COULD LOSE BENEFITS IF YOUR ANNUAL WITHDRAWALS EXCEED THE GWA OR LIA. THE LIA MAY BE LESS THAN THE GWA IF YOU TAKE ANY WITHDRAWALS BEFORE YOUR AGE 65 CONTRACT ANNIVERSARY. YOU WILL LOSE THE LIA IF YOUR WITHDRAWALS BEFORE THE AGE 65 CONTRACT ANNIVERSARY DEPLETE YOUR CONTRACT VALUE AND ANY REMAINING GWB TO ZERO.



We reduce the GWB each time you take a withdrawal. On the Contract Anniversary on or after you reach 65, or if you are 65 or older at the time of purchase, the LIA will equal 5% of the GWB at that time. We will increase the GWB by a Bonus if you choose not to make any withdrawals at all during certain contract years. Depending on market performance, we may also increase or "Step-Up" the GWB on certain dates. You may also increase the amounts we guarantee by making additional purchase payments that we accept. WE IMPOSE SPECIAL LIMITS ON ADDING PURCHASE PAYMENTS AFTER THE INITIAL PURCHASE PAYMENT FOR CONTRACTS ISSUED WITH PRINCIPAL PLUS FOR LIFE.



IF YOU ELECT TO PURCHASE PRINCIPAL PLUS FOR LIFE, YOU MAY INVEST YOUR CONTRACT VALUE ONLY IN THE INVESTMENT OPTIONS WE MAKE AVAILABLE FOR THIS BENEFIT. WE ALSO RESERVE THE RIGHT TO IMPOSE ADDITIONAL RESTRICTIONS ON INVESTMENT OPTIONS AT ANY TIME. If we do impose additional restrictions, any amounts you allocated to a permitted investment option will not be affected by the restriction as long as it remains in that investment option (We describe the currently available investment options for Contracts issued with Principal Plus for Life in the "Optional Benefits" section of this Prospectus.)



Principal Plus for Life is available only at contract issue and cannot be revoked once elected. Principal Plus for Life is not available if you are over age 80. For a full description of Principal Plus for Life, including benefits and limitations, see "Optional Benefits."



Payment Enhancement. (Only available in New York) Under this rider, John Hancock New York will credit a Payment Enhancement equal to 4% of the Purchase Payment and allocate it among investment options in the same proportions as your Purchase Payments. John Hancock New York Contracts with this feature will be subject to a higher withdrawal charge and for a longer period of time. The Payment Enhancement is available only at Contract issue and cannot be revoked once elected. Your initial Purchase payment must be at least $10,000 to elect the Payment Enhancement.



WHAT CHARGES DO I PAY UNDER THE CONTRACT?



Your Contract has an annual administrative fee of $30. Your Contract also has asset-based charges to compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the Contract. These charges do not apply to assets you have in a Fixed Investment Option. We take the deduction proportionally from each of your Variable Investment Options. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elect a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your investment options based on your value in each.

If you withdraw some of your Purchase Payments from your Contract prior to the Maturity Date, or if you surrender (turn in) your Contract, in its entirety, for cash prior to the Maturity Date, we may assess a withdrawal charge. The amount of this charge will depend on the number of years that have passed since we received your Purchase Payments, as shown in the Fee Tables.

WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?



In most cases, no income tax will have to be paid on amounts you earn under a contract until these earnings are paid out. All or part of the following distributions from a contract may constitute a taxable payout of earnings:



- full or partial withdrawals (including surrenders and systematic withdrawals),



-     payment of any death benefit proceeds, and



-     periodic payments under one of our annuity payment options.



How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:



-     the type of the distribution,



-     when the distribution is made,



- the nature of any Qualified Plan for which the contract is being used, if any, and



-     the circumstances under which the payments are made.



If your contract is issued in connection with a Qualified Plan, all or part of your premium payments may be tax-deductible.



Special 10% tax penalties apply in many cases to the taxable portion of any distributions taken from a contract before you reach age 59 1/2. Also, most Qualified Plans require that distributions from a contract commence and/or be completed by a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible premiums you paid or on any earnings under the Contract. If your Contract is issued in connection with a Qualified Plan, all or part of your premium payments may be tax-deductible.



IF YOU ARE PURCHASING THE CONTRACT AS AN INVESTMENT VEHICLE FOR A QUALIFIED PLAN, YOU SHOULD CONSIDER THAT THE CONTRACT DOES NOT PROVIDE ANY ADDITIONAL TAX-DEFERRAL BENEFITS BEYOND THE TREATMENT PROVIDED BY THE QUALIFIED PLAN ITSELF. THE FAVORABLE TAX-DEFERRAL BENEFITS AVAILABLE FOR QUALIFIED PLANS THAT INVEST IN ANNUITY CONTRACTS ARE ALSO GENERALLY AVAILABLE IF THE QUALIFIED PLANS PURCHASE OTHER TYPES OF INVESTMENTS, SUCH AS MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. HOWEVER, THE CONTRACT OFFERS FEATURES AND BENEFITS THAT OTHER INVESTMENTS MAY NOT OFFER. YOU AND YOUR FINANCIAL PROFESSIONAL SHOULD CAREFULLY CONSIDER WHETHER THE FEATURES AND BENEFITS, INCLUDING THE INVESTMENT OPTIONS AND PROTECTION THROUGH LIVING GUARANTEES, DEATH BENEFITS AND OTHER BENEFITS PROVIDED UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A QUALIFIED PLAN ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES AND ARE APPROPRIATE IN LIGHT OF THE EXPENSE.



We provide additional information on taxes in the Federal Tax Matters section of this Prospectus. We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax advisor regarding the suitability of the Contract.



CAN I RETURN MY CONTRACT?



In most cases, you have the right to cancel your Contract within 10 days (or longer in some states) after you receive it. In most states, you will receive a refund equal to the Contract Value (minus any unpaid loans) on the date of cancellation, adjusted by any then-applicable market value adjustments and increased by any charges for premium taxes deducted by us to that date. In some states, or if your Contract is issued as an "IRA," you will receive a refund of any Purchase Payments you made. The date of cancellation is the date we receive the Contract.



WILL I RECEIVE A CONFIRMATION STATEMENT?



We will send you a confirmation statement for certain transactions in your account. You should carefully review these statements to verify their accuracy. You should immediately report any mistakes to our Annuity Service Office (at the address or phone number shown on the cover of this prospectus). If you fail to notify our Annuity Service Office of any mistake within 60 days of the mailing of the confirmation statement, you will be deemed to have ratified the transaction.

                            Glossary of Special Terms



The following terms as used in this Prospectus have the indicated meanings:



Accumulation Period: The period between the issue date of the Contract and its Maturity Date. During this period, Purchase Payments are typically made to the Contract by the owner.



Annuitant: Any natural person or persons to whom annuity benefit payments are made and whose life is used to determine the duration of annuity benefit payments involving life contingencies. If the Contract Owner names more than one person as an "Annuitant," the second person named is referred to as "co-Annuitant." The "Annuitant" and "co-Annuitant" are referred to collectively as "Annuitant." The "Annuitant" is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the owner of the Contract on the Maturity Date.



Annuity Option: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity benefit payments made by us.



Annuity Unit: A unit of measure that is used after the Maturity Date to calculate variable annuity benefit payments.



Annuity Service Office: The mailing address of our service office is listed on the cover page of this Prospectus. You can send overnight mail to us at 601 Congress St. Boston, MA 02210-2805.




Beneficiary: The person, persons or entity entitled to the Death Benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed. If there is a surviving Contract Owner, that person will be the Beneficiary.



Business Day: Any day on which the New York Stock Exchange is open for business and the net asset value of the Funds may be determined.



The Code: The Internal Revenue Code of 1986, as amended.



Commuted Value: The present value of any remaining guaranteed annuity benefit payments.



Company: John Hancock USA or John Hancock New York.



Contingent Beneficiary: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The contingent Beneficiary is as specified in the application, unless changed.



Contract: The variable annuity contract offered by this Prospectus. A Company may issue a Contract on an individual or group basis.



Contract Anniversary: The anniversary of the Contract date.



Contract Date: The date of issue of the Contract.



Contract Value: The total of the investment account values and, if applicable, any amount in the loan account attributable to the Contract.



Contract Year: The period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.



Debt: Any amounts in the loan account attributable to the Contract plus any accrued loan interest. The loan provision is applicable to certain qualified contracts only.



Fixed Annuity: An annuity option with payments the amount of which we guarantee.



Fixed Investment Option: An investment option in which a Company guarantees the principal value and the rate of interest credited to the investment account for the term of any guarantee period.



Fund: A series of a registered open-end investment management company which corresponds to a Variable Investment Option.



General Account: All of the assets other than assets in a Separate Account

Investment Account Value: The value of a Contract Owner's investment in an investment option during the Accumulation Period.



Investment Options: The investment choices available to Contract Owners.



John Hancock USA: John Hancock Life Insurance Company (U.S.A.).



John Hancock New York: John Hancock Life Insurance Company of New York.



Loan Account: The portion of our general account that is used for collateral for a loan.



Maturity Date: The date on which the Pay-out Period commences and we begin to make annuity benefit payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed. Non-Qualified
Contracts: Contracts which are not issued under qualified plans.



Owner or Contract Owner ("You"): The person, persons (co-owner) or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of "you." The owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The owner is as specified in the application, unless changed. The Annuitant becomes the owner of the Contract on the Maturity Date.



Pay-out Period: The period when we make annuity benefit payments to you.



Prospectus: This prospectus that offers a Contract.



Purchase Payment: An amount paid by a Contract Owner to us as consideration for the benefits provided by the Contract.



Qualified Contracts: Contracts issued under qualified plans.



Qualified Plans: Retirement plans that receive favorable tax treatment under
Section 401, 403, 408, 408A or 457 of the Code.



Rider: A benefit that is in addition to a Contract that you must elect at an additional charge.



Separate Account: A segregated account of a Company that is not commingled with the general assets and obligations of the Company.



Sub-Account(s): One or more of the sub-accounts of the Separate Account. Each sub-account is invested in shares of a different Fund.



Unpaid Loans: The unpaid amounts (including any accrued interest) of loans some Contract Owners may have taken from us, using investment account value as collateral.



Variable Investment Option: An investment option which is a sub-account of a Separate Account that invests in a corresponding Fund.



Variable Annuity: An annuity option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified sub-accounts.

                                   Fee Tables


The following tables describe the fees and expenses that you will pay when buying, owning and surrendering a Contract. The items listed under "Contract Owner Transaction Expenses" and "Separate Account Annual Expenses" are more completely described in this Prospectus under "Charges and Deductions." The items listed under "Total Annual Fund Operating Expenses" are described in detail in the Fund prospectus. Unless otherwise shown, the tables entitled "Contract Owner Transaction Expenses" and "Separate Account Annual Expenses" show the maximum fees and expenses (including fees deducted from the Contract Value for optional benefits).



THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.



                                                       CONTRACT OWNER TRANSACTION EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
                                                                                JOHN HANCOCK NEW YORK       JOHN HANCOCK NEW YORK
MAXIMUM WITHDRAWAL CHARGE                              JOHN HANCOCK USA       CONTRACT (WITHOUT PAYMENT    CONTRACT (WITH PAYMENT
(AS A % OF AMOUNT WITHDRAWN OR SURRENDERED)(A)             CONTRACT                 ENHANCEMENT)                 ENHANCEMENT
----------------------------------------------         ----------------       -------------------------    ----------------------
First Year                                                  6%                     6%                           8%
Second Year                                                 6%                     6%                           8%
Third Year                                                  5%                     5%                           7%
Fourth Year                                                 5%                     5%                           7%
Fifth Year                                                  4%                     4%                           5%
Sixth Year                                                  3%                     3%                           4%
Seventh Year                                                2%                     2%                           3%
Eighth Year                                                 0%                     0%                           1%
Thereafter                                                  0%                     0%                           0%
TRANSFER FEE(B)
Maximum Fee                                                 $25                    $25                          $25
Current Fee                                                 $0                     $0                           $0



(A) This charge is taken upon withdrawal or surrender within the specified period of years measured from the date of Purchase Payment.



(B) We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.



THE FOLLOWING TABLE DESCRIBES FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THIS TABLE DOES NOT INCLUDE ANNUAL FUND FEES AND EXPENSES. UNLESS OTHERWISE SPECIFIED, THE FEES AND EXPENSES ARE THE SAME FOR BOTH JOHN HANCOCK USA AND JOHN HANCOCK NEW YORK.



ANNUAL CONTRACT FEE(A)                                                            $  30

SEPARATE ACCOUNT ANNUAL EXPENSES(B)
     Mortality and Expense Risk fee                                              1.25%
     Administration Fee                                                          0.15%
     TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES                                      1.40%



                                                                                    JOHN HANCOCK USA         JOHN HANCOCK NEW YORK
                                                                                        CONTRACT                    CONTRACT
                                                                                    ----------------         ----------------------
     OPTIONAL BENEFIT EXPENSES (if elected)
     Principal Plus for Life Fee(C) (as a % of adjusted GWB)
          Maximum Fee                                                                    0.75%                  0.75%
          Current Fee                                                                    0.40%                  0.40%
     Payment Enhancement Fee(D)                                                       Not offered               0.35%
     (as a % of Contract Value in Variable Investment Options)



(A) The $30 annual administration fee will not be assessed prior to the maturity date under a Contract if at the time of its assessment the sum of all investment account values is greater than or equal to $99,000.



(B) A daily charge reflected as a percentage of the variable investment options unless otherwise noted.



(C) The current charge is 0.40%. We reserve the right to increase the charge to a maximum charge of 0.75% if the GWB is "Stepped-Up" to equal the Contract Value. The charge is deducted on an annual basis from the Contract Value.



(D) This is a daily charge reflected as a percentage of the amounts in the variable investment options. Please note that when the optional Payment Enhancement is chosen, the guaranteed rate applicable to any fixed investment option is also reduced by 0.35%.



THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE FUND PROSPECTUS.

TOTAL ANNUAL FUND OPERATING EXPENSES(A)                                       Minimum              Maximum
------------------------------------------------------------------            -------              --------
Range of expenses that are deducted from Fund assets, including
management fees, Rule 12b-1 fees, and other expenses                            [%]                  [%]



(A) The minimum and maximum expenses shown do not reflect any expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be [__%] and [__%], respectively.



THE FOLLOWING TABLE DESCRIBES THE OPERATING EXPENSES FOR EACH OF THE FUNDS, AS A PERCENTAGE OF THE FUND'S AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE FUND PROSPECTUS AND IN THE NOTES FOLLOWING THE TABLE.



                                         MANAGEMENT     RULE 12b-1     OTHER      TOTAL ANNUAL
FUND                                        FEES           FEES       EXPENSES       EXPENSES
----                                     ----------     ----------    --------    -------------
[TO BE UPDATED BY AMENDMENT]


EXAMPLES


The following examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include contract owner expenses, contract fees, separate account annual expenses and Fund fees and expenses. Examples 1 pertain to a Contract with optional benefit riders. Examples 2 pertain to a Contract without optional benefit riders.



The following example assumes that you invest $10,000 in a Contract with the optional rider. The first example also assumes that your investment has a 5% return each year and assumes the maximum annual contract fee and the maximum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



[TO BE UPDATED BY AMENDMENT]



      Example 1. Maximum Fund operating expenses- Contract with optional riders:



                              MAXIMUM FUND LEVEL TOTAL OPERATING EXPENSES---VENTURE
--------------------------------------------------------------------------------------------------------------
JOHN HANCOCK USA CONTRACT WITH PRINCIPAL PLUS FOR LIFE      1 YEAR        3 YEARS       5 YEARS       10 YEARS
------------------------------------------------------      ------        -------       -------       --------
If you surrender the contract at the end of the             $             $             $             $
applicable time period:
If you annuitize, or do not surrender the contract at the   $             $             $             $
end of the applicable time period



JOHN HANCOCK NEW YORK CONTRACT WITH PRINCIPAL PLUS FOR
LIFE AND PAYMENT ENHANCEMENT                                1 YEAR        3 YEARS       5 YEARS       10 YEARS
-------------------------------------------------------     ------        -------       -------       --------
If you surrender the contract at the end of the             $             $             $             $
applicable time period:
If you annuitize, or do not surrender the contract at       $             $             $             $
the end of the applicable time period



The next example assumes that you invest $10,000 in a Contract, but with no optional riders. This example also assumes that your investment has a 5% return each year and assumes the average annual contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



[TO BE UPDATED BY AMENDMENT]



      Example 2. Minimum Fund operating expenses - Contract with no optional riders:

                           MINIMUM FUND LEVEL TOTAL OPERATING EXPENSES---VENTURE
-------------------------------------------------------------------------------------------------------
JOHN HANCOCK USA CONTRACT                            1 YEAR        3 YEARS       5 YEARS       10 YEARS
-------------------------                            ------        -------       -------       --------
If you surrender the contract at the end of the      $             $             $             $
applicable time period:
If you annuitize, or do not surrender the contract   $             $             $             $
at the end of the applicable time period



JOHN HANCOCK NEW YORK CONTRACT                       1 YEAR        3 YEARS       5 YEARS       10 YEARS
------------------------------                       ------        -------       -------       --------
If you surrender the contract at the end of the      $             $             $             $
applicable time period:
If you annuitize, or do not surrender the contract   $             $             $             $
at the end of the applicable time period



LOCATION OF FINANCIAL STATEMENTS. Our financial statements and those of the respective Separate Accounts may be found in the Statement of Additional Information.

        General Information about Us, the Separate Accounts and the Funds



THE COMPANIES



We are subsidiaries of Manulife Financial Corporation.



Your Contract was issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.



John Hancock USA is a stock life insurance company originally organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact a life insurance and annuity business in all states (except New York), the District of Columbia, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805.



John Hancock New York is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact a life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla New York 10595. John Hancock New York also has an Annuity Service Office at 601 Congress Street, Boston, Massachusetts 02210-2805.



The ultimate parent of both companies is Manulife Financial Corporation ("MFC"), a publicly traded company, based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as MANULIFE FINANCIAL.



John Hancock USA and John Hancock New York have received the following ratings from independent rating agencies:



A++                     Superior companies have a very
A.M. Best               strong ability to meet their
                        obligations; 1st category of 16



AA+                     Very strong capacity to meet
Fitch                   policyholder and contract obligations;
                        2nd category of 24



AA+                     Very strong financial security
Standard & Poor's       characteristics; 2nd category of 21



John Hancock USA has also received the following rating from Moody's:



Aa2 Moody's              Excellent in financial strength; 3rd
                         category of 21



These ratings, which are current as of the date of this Prospectus and are subject to change, are assigned as a measure of John Hancock USA's and John Hancock New York's ability to honor any guarantees provided by the Contract and any applicable optional Riders, but not specifically to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any Fund.



      With respect to the fixed portion of the Contracts issued by John Hancock USA, The Manufacturers Life Insurance Company unconditionally guarantees to make funds available to John Hancock USA for the timely payment of contractual claims under certain John Hancock USA fixed annuity contracts pursuant to a Guarantee Agreement dated March 31, 1996. The guarantee may be terminated by The Manufacturers Life Insurance Company upon notice to John Hancock USA. Termination will not affect The Manufacturers Life Insurance Company's continuing liability with respect to all fixed annuity contracts issued by John Hancock USA prior to the termination of the guarantee except if:



- the liability to pay contractual claims under the contracts is assumed by another insurer, or



- we are sold and the buyer's guarantee is substituted for The Manufacturers Life Insurance Company's guarantee

THE SEPARATE ACCOUNTS



We use our Separate Accounts to support the Variable Investment Options you choose.



You do not invest directly in the Funds made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Fund through one of our Separate Accounts. We hold the Fund's shares in a "sub-account" (usually with a name similar to that of the corresponding Fund) of the applicable Separate Account. A Separate Account's assets (including the Fund's shares) belong to the Company that maintains that Separate Account.



For Contracts issued by John Hancock USA, we purchase and hold Fund shares in JOHN HANCOCK USA SEPARATE ACCOUNT H. John Hancock USA became the owner of this Separate Account in a merger transaction with The Manufacturers Life Insurance Company of North America ("MANULIFE NORTH AMERICA") on January 1, 2002. Manulife North America initially established Separate Account H on August 24, 1984 as a Separate Account under the laws of Delaware. When Manulife North America merged with John Hancock USA, John Hancock USA became the owner of Separate Account H and reestablished it as a Separate Account under the laws of Michigan. As a result of this merger, John Hancock USA became the owner of all of Manulife North America's assets, including the assets of Separate Account H, and assumed all of Manulife North America's obligations including those under its contracts. The merger had no other effects on the terms and conditions of contracts issued prior to January 1, 2002.



      For Contracts issued by John Hancock New York, we purchase and hold Fund shares in JOHN HANCOCK NEW YORK SEPARATE ACCOUNT A. John Hancock New York established this Separate Account on March 4, 1992 as a Separate Account under the laws of New York.



      Each Company's Contracts provide that amounts held in its Separate Account pursuant to its Contracts cannot be reached by any other persons who may have claims against that Company. Each Company's general assets also support its obligations under the Contracts, as well as all of its other obligations and liabilities. These general assets consist of all assets that are not held by the Company in its Separate Account (or in any other of its separate accounts) under variable annuity or variable life insurance contracts that give their owners a preferred claim on those assets.


We reserve the right, subject to compliance with applicable law, to add other sub-accounts, eliminate existing sub-accounts, combine sub-accounts or transfer assets in one sub-account to another sub-account that we, or an affiliated company, may establish. We will not eliminate existing sub-accounts or combine sub-accounts without the prior approval of the appropriate state or federal regulatory authorities.


We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act") as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company's Separate Account may be operated as a management company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.



THE FUNDS



When you select a Variable Investment Option, we invest your money in a sub-account of our Separate Account and it invests in shares of a corresponding Fund of:



-     the John Hancock Trust, or



- the PIMCO Variable Insurance Trust with respect to the "PIMCO VIT All Asset Portfolio," or



- for certain Contracts issued on and before January 28, 2002, the FAM Variable Series Funds, Inc. with respect to the "Mercury Basic Value V.I. Fund," the "Mercury Value Opportunities V.I. Fund" and the "Mercury Global Allocation V.I. Fund."



THE FUNDS IN THE SEPARATE ACCOUNT ARE NOT PUBLICLY TRADED MUTUAL FUNDS. The Funds are only available to you as investment options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Funds also may be available through participation in certain qualified pension or retirement plans.



The Funds' investment advisers and managers (i.e., subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the Funds are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Fund described in this Prospectus with the performance of a publicly traded mutual fund. THE PERFORMANCE OF ANY PUBLICLY TRADED MUTUAL FUND COULD DIFFER SUBSTANTIALLY FROM THAT OF ANY OF THE FUNDS HELD IN OUR SEPARATE ACCOUNT.



The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Fund shares as a percentage (rounded to two decimal places) of each Fund's average daily net assets for 2005, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Funds are not fixed or specified under the terms of the contracts and may vary from year to year. These fees and expenses differ for each Fund and reduce the investment return of each Fund. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select.



The John Hancock Trust, the PIMCO Variable Insurance Trust ("PIMCO Trust") and FAM Variable Series Fund, Inc. are so-called "series" type mutual funds and each is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the John Hancock Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Trust's Funds. JHIMS LLC is our affiliate and indirectly benefits from any investment management fees JHIMS LLC retains.


The All Asset Fund of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC ("PIMCO") and pays investment management fees to PIMCO.


The Mercury Basic Value V.I. Fund, Mercury Value Opportunities V.I. Fund, and the Mercury Global Allocation V.I. Fund receive investment advisory services from Merrill Lynch Investment Managers, L.P., doing business as Mercury Advisors. Mercury Advisors has retained Merrill Lynch Asset Management U.K. Limited ("MLAM UK", an affiliate, to act as the investment sub-adviser to the Global Allocation V.I. Fund and may pay MLAM UK a portion of the annual management fee it receives.



- If shares of a Fund are no longer available for investment or in our judgment investment in a Fund becomes inappropriate, we may eliminate the shares of a Fund and substitute shares of another Fund, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).



The Funds pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Funds. The amount of this compensation is based on a percentage of the assets of the Fund attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Fund to Fund and among classes of shares within a Fund. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Fund's assets and paid for the services we or our affiliates provide to that Fund. In addition, compensation payments of up to 0.45% of assets may be made by a Fund's investment adviser or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the "American" Funds of the John Hancock Trust for the marketing support services it provides. (See "Distribution of Contracts.") Any of these compensation payments do not, however, result in any charge to you in addition to what is shown in the Total Annual Fund Operating Expenses table.



You bear the investment risk of any Fund you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Funds that we make available under the Contracts. You can find a full description of each Fund, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Fund in the prospectus for that Fund. You can obtain a copy of a Fund's prospectus, without charge, by contacting us at the Annuity Service Office shown on the first page of this Prospectus. You should read the Fund's prospectus carefully before investing in the corresponding Variable Investment Option.



      JOHN HANCOCK TRUST (We show the Fund's manager (i.e. Subadviser) in bold above the name of the Fund.



AIM CAPITAL MANAGEMENT, INC

Mid Cap Core Trust             seeks long-term growth of capital by investing,   normally, at least 80% of its   assets in equity
                               securities, including convertible securities, of mid-capitalization companies.

CAPITAL GUARDIAN TRUST
COMPANY

Income & Value Trust           seeks the balanced accomplishment of (a) conservation of principal and (b) long-term growth of capital and income by investing the portfolio's assets in both equity and fixed-income securities. The subadviser has full discretion to determine the allocation between equity and fixed income securities.

U.S. Large Cap Trust           seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalization greater than $500 million.

CAPITAL RESEARCH MANAGEMENT
COMPANY

American Bond Trust            invests all of its assets in Class 2 shares of the Bond Trust, a series of American Fund Insurance
                               Series (master fund). The Bond Trust seeks to maximize current income and preserve capital by normally investing 80% of its assets in bonds, (at least 65% in investment grade debt securities and up to 35% in so-called "junk bonds"), the issuers of which may be domiciled outside the United
                               States.

American Growth Trust          invests all of its assets in Class 2 shares of the Growth Fund, a series of American Fund Insurance
                               Series. The Growth Fund invests primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.

American Growth-Income Trust   invests all of its assets in Class 2 shares of the Growth-Income Fund, a series of American Fund
                               Insurance Series. The Growth-Income Fund invests primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends.

American International Trust   invests all of its assets in Class 2 shares of the International Fund, a series of American Fund
                               Insurance Series. The International Fund invests primarily in common stocks of companies located outside the United States.
DAVIS ADVISORS

Financial Services Trust       seeks growth of capital by investing primarily in common stocks of financial companies.  During normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) are invested in companies that are principally engaged in financial services.
                               A company is "principally engaged" in financial services if it owns financial services-related assets constituting at least 50% of the value of its total assets, or if at least 50% of its revenues are derived from its provision of financial services.

Fundamental Value Trust        seeks growth of capital by investing, under normal market conditions, primarily in common stocks of
                               U.S. companies with market capitalizations of at least $5 billion that the subadviser believes are undervalued. The portfolio may also invest in U.S. companies with smaller capitalizations.

DEUTSCHE ASSET MANAGEMENT
INC.

Real Estate Securities Trust   seeks to achieve a combination of long-term capital appreciation and current income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts ("REITS") and real estate companies.

GRANTHAM, MAYO, VAN
OTTERLOO & CO. LLC
International Core Trust       seeks long-term growth of capital by investing in stocks and other securities with equity
(formerly International Stock  characteristics of companies located in the developed countries that make up the MSCI EAFE Index.
Trust)

JENNISON ASSOCIATES LLC
Capital Appreciation Trust     seeks long-term capital growth by investing at least 65% of its total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium-to-large capitalization companies.

LEGG MASON FUNDS
MANAGEMENT, INC.

Core Equity Trust              seeks long-term capital growth by investing, under normal market conditions, primarily in equity securities that, in the subadviser's opinion, offer the potential for capital growth. The subadviser seeks to purchase securities at large discounts to the subadviser's assessment of their intrinsic value.

MARISCO CAPITAL MANAGEMENT,
LLC

International Opportunities    seeks long-term growth of capital by investing, under normal market conditions, at least 65% of its
Trust                          assets in common stocks of foreign companies that are selected for their long-term growth potential. The portfolio may invest in companies of any size throughout the world.  The portfolio normally invests in issuers from at least three different countries not including the U.S.  The portfolio may invest in common stocks of companies operating in emerging markets.

MFC GLOBAL INVESTMENT
MANAGEMENT (U.S.A.) LIMITED

Index Allocation Trust         Long term growth of capital. Current income is also a consideration. seeks to provide long-term
Lifestyle Aggressive ***       growth of capital (current income is not a consideration) by investing 100% of the Lifestyle Trust's assets in other portfolios of the Trust ("Underlying Portfolios") which invest primarily in equity securities.

Lifestyle Balanced ***         seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to capital growth by investing approximately 40% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately
                               60% of its assets in Underlying Portfolios which invest primarily in equity securities.

Lifestyle Conservative ***     seeks to provide a high level of current income with some consideration also given to growth of capital by investing approximately 80% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 20% of its assets in Underlying
                               Portfolios which invest primarily in equity securities.

Lifestyle Growth ***           seeks to provide long-term growth of capital with consideration also given to current income by investing approximately 20% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 80% of its assets in Underlying Portfolios which invest primarily in equity securities.

Lifestyle Moderate ***         seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to current income by investing approximately 60% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately
                               40% of its assets in Underlying Portfolios which invest primarily in equity securities.

Money Market Trust             seeks maximum current income consistent with preservation of principal and liquidity by investing in high quality money market instruments with maturities of 397 days or less issued primarily by U. S.
                               entities.

Pacific Rim Trust              seeks long-term growth of capital by investing in a diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations domiciled in countries in the Pacific Rim region

MUNDER CAPITAL MANAGEMENT

Small Cap Opportunities Trust  seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in equity securities of companies with market capitalizations within the range of the companies in the Russell 2000 Index.
PACIFIC INVESTMENT
MANAGEMENT COMPANY

Global Bond Trust              seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing the portfolio's assets primarily in fixed income securities denominated in major foreign currencies, baskets of foreign currencies (such as the ECU), and the
                               U.S. dollar.

Total Return Trust             seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing, under normal market conditions, at least 65% of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration will normally vary within a three- to six-year time frame based on the subadviser's forecast for interest rates.

PZENA INVESTMENT MANAGEMENT,
LLC

Classic Value Trust            seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its net assets in domestic equity securities.

SALOMON BROTHERS ASSET
MANAGEMENT INC

High Yield Trust               seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.

U.S. Government Securities     seeks a high level of current income consistent with preservation of capital and maintenance of
Trust                          liquidity, by investing in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.

SUSTAINABLE GROWTH ADVISERS,
L.P.

Small Company Value Trust      seeks long-term growth of capital by investing, under normal market conditions, primarily in small companies whose common stocks are believed to be undervalued. Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes)
                               in companies with a market capitalization that do not exceed the maximum market capitalization of any security in the Russell 2000 Index* at the time of purchase.

T. ROWE PRICE ASSOCIATES,
INC.

Blue Chip Growth Trust         seeks to achieve long-term growth of capital (current income is a secondary objective) by investing, under normal market conditions, at least 80% of the portfolio's total assets in the common stocks of large and medium-sized blue chip growth companies. Many of the stocks in the portfolio are expected to pay dividends.

Equity-Income Trust            seeks to provide substantial dividend income and also long-term capital appreciation by investing primarily in dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing dividends and capital appreciation.

Health Sciences Trust          seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed "health sciences").

Science & Technology Trust     seeks long-term growth of capital by investing, under normal market condition, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies expected to benefit from the development, advancement, and use of science and technology. Current income is incidental to the portfolio's objective
TEMPLETON INVESTMENT
COUNSEL, INC.

International Small Cap Trust  seeks capital appreciation by investing primarily in the common stock of companies located outside the U.S. which have total stock market capitalization or annual revenues of $1.5 billion or less
                               ("small company securities").

International Value Trust      seeks long-term growth of capital by investing, under normal market conditions, primarily in equity securities of companies located outside the U.S., including emerging markets.

UBS GLOBAL ASSET MANAGEMENT

Global Allocation Trust        seeks total return, consisting of long-term capital appreciation and current income, by investing in equity and fixed income securities of issuers located within and outside the U.S.
VAN KAMPEN INVESTMENTS
Value Trust                    seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in equity securities of companies with capitalizations similar to the market capitalization of companies in the Russell Midcap Value Index.
WELLINGTON MANAGEMENT COMPANY,
LLP

Investment Quality Bond Trust  seeks a high level of current income consistent with the maintenance of principal and liquidity, by investing in a diversified portfolio of investment grade bonds and tends to focus its investment on corporate bonds and U.S. Government bonds with intermediate to longer term maturities. The portfolio may also invest up to 20% of its assets in non-investment grade fixed income securities.

Mid Cap Stock Trust            seeks long-term growth of capital by investing primarily in equity securities of mid-size companies with significant capital appreciation potential.

Natural Resources Trust        seeks long-term total return by investing, under normal market conditions, primarily in equity and equity-related securities of natural resource-related companies worldwide.


Small Cap Growth Trust         seeks long-term capital appreciation by investing, under normal market conditions, primarily in small-cap companies that are believed to offer above average potential for growth in revenues and earnings.



*** Deutsche Asset Management Inc. provides subadvisory consulting services to MFC Global Investment Management (U.S.A.) Limited for the Lifestyle Funds.



You instruct us how to vote Fund shares.



We will vote Fund shares held in a Separate Account at any Fund shareholder meeting in accordance with voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Fund shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for proxy materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. We will vote all Fund shares that we hold (including our own shares and those we hold in the Separate Account for Contract Owners) in proportion to the instructions so received.



During the Accumulation Period, the Contract Owner has the voting interest under a Contract. During the Pay-out Period, the Annuitant has the voting interest under a Contract. We reserve the right to make any changes in the voting rights described above that may be permitted by the Federal securities laws, regulations or interpretations thereof. For further information on voting interests under the Contract, see the section entitled "Voting Interests" in this Prospectus.

                           Description of the Contract



ELIGIBLE PLANS



We may issue the Contract to fund plans qualifying for special income tax treatment under the Internal Revenue Code of 1986, as amended (the "CODE"), such as individual retirement accounts and annuities, pension and profit-sharing plans for corporations and sole proprietorships/partnerships ("H.R. 10" and "Keogh" plans), tax-sheltered annuities, and state and local government deferred compensation plans. (See "QUALIFIED RETIREMENT PLANS.") We also designed the Contract so that it may be used with non-qualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee) as may be eligible under applicable law.



ELIGIBLE GROUPS


(John Hancock USA Only)



Contracts have been issued to Venture Trust, as group holder for groups comprised of persons who have brokerage accounts with brokers having selling agreements with John Hancock Distributors LLC, ("JH DISTRIBUTORS"), the principal underwriter of the Contracts.



An eligible member of a group to which the Contract has been issued may become an Owner under the Contract by submitting a completed application, if required by John Hancock USA, and a minimum Purchase Payment. A certificate summarizing the rights and benefits of the Owner under the group Contract, or an individual Contract will be issued to an applicant acceptable to John Hancock USA. John Hancock USA reserves the right to decline to issue a certificate to any person in its sole discretion. All rights and privileges under the Contract may be exercised by each Owner as to his or her interest unless expressly reserved to the group holder. However, provisions of any plan in connection with which the Contract was issued may restrict an Owner's ability to exercise such rights and privileges.


ACCUMULATION PERIOD PROVISIONS

Purchase Payments


Initial Purchase Payments usually must be at least $5,000, subsequent ones at least $30, and total Purchase Payments no more than $1 million (without our approval).



You make Purchase Payments to us at our Annuity Service Office. The minimum initial Purchase Payment is $5,000 for a non-qualified Contract and $2,000 for a qualified Contract. For a John Hancock New York Contract, if the optional Payment Enhancement is elected, the minimum initial Purchase Payment is $10,000. Subsequent Purchase Payments must be at least $30. You may make Purchase Payments at any time. Purchase Payments must be in U.S. dollars. Purchase Payments may be automatically withdrawn from your bank account on a periodic basis. If a Purchase Payment would cause your Contract Value to exceed $1,000,000 or your Contract Value already exceeds $1,000,000, we must grant our approval in order for you to make the Purchase Payment.



We may reduce or eliminate the minimum initial Purchase Payment requirement, upon your request and as permitted by state law, in the following circumstances:



- You purchase your Contract through a 1035 exchange or a qualified plan transfer of an existing contract(s) issued by another carrier(s) AND at the time of application, the value of your existing contract(s) meets or exceeds the applicable minimum initial Purchase Payment requirement AND prior to our receipt of such 1035 monies, the value drops below the applicable minimum initial Purchase Payment requirement due to market conditions.



- You purchase more than one new Contract and such Contracts cannot be combined AND the average initial Purchase Payments for these new Contracts is equal to or greater than $50,000.



- You and your spouse each purchase at least one new Contract AND the average initial Purchase Payments for the new Contract(s) is equal to or greater than $50,000.



- You purchase a contract that will be used within John Hancock USA's Individual 401(k) Program.




- You purchase multiple contracts issued in conjunction with a written Retirement Savings Plan (either qualified and non-qualified), for the benefit of plan participants AND the Annuitant under each Contract is a plan participant AND the average initial Purchase Payment for these new Contracts is equal to or greater than $50,000.



If permitted by state law, we may cancel a John Hancock USA Contract at the end of any two consecutive Contract Years in which no Purchase Payments have been made, if both:



- the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and



-     the Contract Value at the end of such two year period is less than $2,000.



We may cancel a John Hancock New York Contract at the end of any THREE consecutive Contract Years in which no Purchase Payments have been made, as described above. We may vary the cancellation of Contract privileges in certain states in order to comply with state insurance laws and regulations. If we cancel your Contract, we will pay you the Contract Value computed as of the valuation period during which the cancellation occurs, minus the amount of any outstanding loan and minus the annual $30 administration fee. We treat the amount paid as a withdrawal for federal tax purposes and such amount may be subject to income tax and to a 10% penalty tax. (See "FEDERAL TAX MATTERS.")



You designate how your Purchase Payments are to be allocated among the investment options. You may change the allocation of subsequent Purchase Payments at any time by notifying us in writing (or by telephone or electronically if you comply with our telephone or electronic transaction procedures described herein).



Accumulation Units



During the Accumulation Period, we will establish an investment account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those investment accounts in the form of accumulation units. Accumulation units are units of measure used to calculate the value of the variable portion of your Contract during the Accumulation Period. The number of accumulation units to be credited to each investment account is determined by dividing the amount allocated to that investment account by the value of an accumulation unit for that investment account next computed after the Purchase Payment is received at our Annuity Service Office complete with all necessary information or, in the case of the first Purchase Payment, pursuant to the procedures described below.



We will usually credit initial Purchase Payments received by mail on the BUSINESS DAY on which they are received at our Annuity Service Office, and in any event not later than two Business Days after our receipt of all information necessary for issuing the Contract. We will credit subsequent Purchase Payments on the Business Day they are received at our Annuity Service Office. We will inform you of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five Business Days after receipt, we will return your Purchase Payment promptly, unless you specifically consent to our retaining your Purchase Payment until all necessary information is received. We will credit initial Purchase Payments received by wire transfer from broker-dealers on the Business Day received by us if the broker-dealers have made special arrangements with us.


Value of Accumulation Units


We measure the value of an investment account in accumulation units, which vary in value with the performance of the underlying Fund.



The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the investment options you select. We arbitrarily set the value of an accumulation unit for each sub-account set at $10 or $12.50 for the first Business Day under other contracts we have issued. We determine the value of an accumulation unit for any subsequent Business Day by multiplying the value of an accumulation unit for the immediately preceding Business Day by the net investment factor for that sub-account (described below) for the Business Day for which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end at the time of the determination of the net asset value of the shares of a Fund.


Net Investment Factor

The net investment factor is an index used to measure the investment performance of a sub-account from one business day to the next (the "valuation period"). The net investment factor may be greater or less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. We determine the net investment factor for each sub-account for any valuation period by dividing (a) by (b) and subtracting (c) from the result:


Where (a) is:


- the net asset value per share of a Fund share held in the sub-account determined at the end of the current valuation period, plus



- the per share amount of any dividend or capital gain distributions made by the Fund on shares held in the sub-account if the "ex-dividend" date occurs during the current valuation period.



Where (b) is the net asset value per share of a Fund share held in the sub-account determined as of the end of the immediately preceding valuation period.


Where (c) is a factor representing the charges deducted from the sub-account on a daily basis for Separate Account Annual Expenses.

Transfers Among Investment Options

During the Accumulation Period, you may transfer amounts among the Variable Investment Options and from those investment options to the Fixed Investment Options, subject to the restrictions set forth below.



You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the internet. (See "TELEPHONE AND ELECTRONIC TRANSACTIONS.") We will cancel accumulation units from the investment account from which you transfer amounts and we will credit to the investment account to which you transfer amounts. Your

Contract Value on the date of the transfer will not be affected by a transfer. You must transfer at least $300 or, if less, the entire value of the investment account. If after the transfer the amount remaining in the investment account is less than $100, then we will transfer the entire amount instead of the requested amount.



Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract year are free of any transfer charge. For each additional transfer in a Contract year, we do not currently assess a charge but reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.



We have adopted a policy and procedures to restrict frequent transfers of Contract Value among Variable Investment Options.



Variable investment options in variable annuity and variable life insurance products can be a prime target for abusive transfer activity because these products value their variable investment options on a daily basis and allow transfers among variable investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a Variable Investment Option since such activity may expose a Variable Investment Option's underlying Fund to increased Fund transaction costs and/or disrupt the Fund manager's ability to effectively manage a Fund in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.



To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions, and procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during the period from the opening of trading each day the net asset value of the shares of a Fund are determined (usually 9 a.m.) to the close of trading that day (the close of day-time trading of the New York Stock Exchange (usually 4 p.m.)) as a SINGLE transfer. We do NOT count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing Program, (b) transfers from a Fixed Investment Option at the end of its guarantee period, (c) transfers made within a prescribed period before and after a substitution of underlying Funds and (d) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described in the "Transfers During Pay-out Period" section of this Prospectus). Under each Separate Account's policy and procedures, Contract Owners may transfer to a Money Market investment option even if a Contract Owner reaches the two transfer per month limit if 100% of the Contract Value in all Variable Investment Options is transferred to that Money Market investment option. If such a transfer to a Money Market investment option is made, for a 30-calendar day period after such transfer, a Contract Owner may not make any subsequent transfers from that Money Market investment option to another Variable Investment Option. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.


We reserve the right to take other actions to restrict trading, including, but not limited to:

-     restricting the number of transfers made during a defined period,

-     restricting the dollar amount of transfers,

- restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail), and

-     restricting transfers into and out of certain subaccounts.


In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Funds. We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).



While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.


Maximum Number of Investment Options

There is no limit on the number of investment options to which you may allocate Purchase Payments.


Telephone and Electronic Transactions

We permit you to make certain types of transactions by telephone or electronically through the internet.


When you purchase a Contract, we will automatically permit you to request transfers and withdrawals by telephone. We will also permit you to access information about your Contract, request transfers and perform some transactions (other than withdrawals) electronically through the internet. You can contact us at the applicable telephone number or internet address shown on the first page of this Prospectus.



To access information and perform electronic transactions through our website, we require you to create an account with a username and password, and maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone or electronically through the internet by sending us instructions in a form acceptable to us.

We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we will record all conversations with you. When someone contacts us by telephone and follows our procedures, we will assume that you are authorizing us to act upon those instructions. For electronic transactions through the internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

-     Any loss or theft of your password, or

-     Any unauthorized use of your password.

We may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to employ our procedures properly.


A confirmation statement of the transaction will follow all transaction instructions we receive by telephone or electronically. We will usually effect transaction instructions we receive by telephone or electronically before the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time on any Business Day, at the end of that day. Circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy, may limit your ability to access or transact business electronically. We may, for example, experience unusual volume during periods of substantial market change.



We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum withdrawal amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.


Special Transfer Services - Dollar Cost Averaging

Dollar Cost Averaging and Asset Rebalancing Programs are available.


We administer a Dollar Cost Averaging ("DCA") program. If you enter into a DCA agreement, you may instruct us to transfer monthly a predetermined dollar amount from any Variable Investment Option, the one-year Fixed Investment Option, or the DCA Fixed Investment Option to other Variable Investment Options until the amount in the investment option from which the transfer is made is exhausted. You may establish the DCA Fixed Investment Option under the DCA program to make automatic transfers. You may allocate only Purchase Payments (and not existing Contract Values) to the DCA Fixed Investment Option. If the DCA Fixed Investment Option is elected, we will credit the amounts allocated to this option with interest at the guaranteed interest rate in effect on the date of such allocation.



From time to time, we may offer special DCA programs where the rate of interest credited to a Fixed Investment Option exceeds our actual earnings on the supporting assets, less appropriate risk and expense adjustments. In such case, we will recover any amounts we credit to your account in excess of amounts earned by us on the assets in the general account from existing charges described in your Contract. Your Contract charges will not increase as a result of electing to participate in any special DCA program.



The DCA program is generally suitable if you are making a substantial deposit and desire to control the risk of investing at the top of a market cycle. The DCA program allows investments to be made in equal installments over time in an effort to reduce that risk. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular sub-account when the unit value is low; less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. Contract Owners interested in the DCA program should consider their financial ability to continue purchases through periods of low price levels. If you are interested in the DCA program, you may elect to participate in the program on the appropriate application or you may obtain a separate authorization form and full information concerning the program and its restrictions from your securities dealer or our Annuity Service Office. There is no charge for participation in the DCA program.





Asset Rebalancing Program


We administer an Asset Rebalancing Program which enables you to specify the percentage levels you would like to maintain in particular Funds. We will automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Funds. (Fixed Investment Options are not eligible for participation in the Asset Rebalancing Program.) You must include your entire value in the Variable Investment Options in the Asset Rebalancing Program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing Program is being used. If you are interested in the Asset Rebalancing Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your securities dealer or our Annuity Service Office. There is no charge for participation in the Asset Rebalancing Program.


We will permit asset rebalancing only on the following time schedules:



- quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);



- semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or



- annually on December 26th (or the next Business Day if December 26th is not a Business Day).



Withdrawals



During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to our Annuity Service Office. You may make withdrawals by telephone as described above under "Telephone and Electronic Transactions." For certain qualified Contracts, exercise of the withdrawal right may require the consent of the qualified plan participant's spouse under the Code. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request at our Annuity Service Office, minus the annual $30 administration fee (if applicable), any unpaid loans and any applicable withdrawal charge. We will then cancel the Contract. In the case of a partial withdrawal, we will pay the amount requested and cancel accumulation units credited to each investment account equal in value to the amount withdrawn from that investment account plus any applicable withdrawal charge deducted from that investment account.



When making a partial withdrawal, you should specify the investment options from which the withdrawal is to be made. The amount requested from an investment option may not exceed the value of that investment option minus any applicable withdrawal charge. If you do not specify the investment options from which a partial withdrawal is to be taken, we will take the withdrawal from the Variable Investment Options until exhausted. We will then take from the Fixed Investment Option, beginning with the shortest remaining guarantee period first and ending with the longest remaining guarantee period last. If the partial withdrawal is less than the total value in the Variable Investment Options, we will take the withdrawal proportionately from all of your Variable Investment Options. For rules governing the order and manner of withdrawals from the Fixed Investment Option, see "FIXED INVESTMENT OPTION."



There is no limit on the frequency of partial withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the investment option. If after the withdrawal (and deduction of any withdrawal charge) the amount remaining in the investment option is less than $100, we will treat the partial withdrawal as a withdrawal of the entire amount held in the investment option. If a partial withdrawal plus any applicable withdrawal charge would reduce the Contract Value to less than $300, we will treat the partial withdrawal as a total withdrawal of the Contract Value.



We will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven calendar days of receipt of the request, complete with all necessary information at our Annuity Service Office. We reserve the right to defer the right of withdrawal or postpone payments for any period when:



You may withdraw all or a portion of your Contract Value, but may incur withdrawal charges or tax liability as a result.



- the New York Stock Exchange is closed (other than customary weekend and holiday closings),



-     trading on the New York Stock Exchange is restricted,



- an emergency exists as a result of which disposal of securities held in [a Fund or] Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of a [Fund's or] Separate Account's net assets, or



- the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.



Withdrawals from the Contract may be subject to income tax and a 10% IRS penalty tax. (See "FEDERAL TAX MATTERS.") Withdrawals are permitted from contracts issued in connection with Section 403(b) qualified plans only under limited circumstances. (See "APPENDIX C - QUALIFIED PLAN TYPES.")


Special Withdrawal Services - The Income Plan

Systematic "Income Plan" withdrawals are available.


We administer an Income Plan ("IP") which permits you to pre-authorize a periodic exercise of the contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified investment options on a periodic basis. We limit the total of IP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal or market value charge will ever apply to an IP withdrawal). If additional withdrawals, outside the IP program, are taken from a Contract in the same Contract Year in which an IP program is in effect, IP withdrawals taken after the free withdrawal amount has been exceeded are subject to a withdrawal charge. The IP is not available to Contracts participating in the DCA program or for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. IP withdrawals will be withdrawn without market value charges. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% IRS penalty tax. If you are interested in an IP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your securities dealer or our Annuity Service Office. There is no charge for participation in the IP program.


Death Benefit During Accumulation Period


If you die during the Accumulation Period, your Beneficiary will receive a Death Benefit that might exceed your Contract Value.



In General. The following discussion applies principally to Contracts that are not issued in connection with qualified plans, i.e., "non-qualified contracts." Tax law requirements applicable to qualified plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are complex. Accordingly, if your Contract is to be used in connection with a qualified plan, you should seek competent legal and tax advice regarding the suitability of the Contract for the situation involved and the requirements governing the distribution of benefits, including Death Benefits, from a Contract used in the plan. In particular, if you intend to use the Contract in connection with a qualified plan, including an IRA, you and your advisor should consider that there is some uncertainty as to the income tax effects of the Death Benefit on qualified plans, including IRAs. (See "FEDERAL TAX MATTERS" and Appendix [C] "QUALIFIED PLAN TYPES".)



A substitution or addition of any Contract Owner may result in resetting the Death Benefit to an amount equal to the Contract Value as of the date of the change. For purposes of subsequent calculations of the Death Benefit prior to the Maturity Date, we will treat the Contract Value on the date of the change as a Purchase Payment made on that date. In addition, we will not consider all Purchase Payments made and all amounts deducted in connection with partial withdrawals prior to the date of the change in the determination of the Death Benefit. We will not make such change in Death Benefit if the person whose death will cause the Death Benefit to be paid is the same after the change in ownership or if ownership is transferred to the Owner's spouse.



Amount of Death Benefit. If any Owner dies, the Death Benefit payable under the Contract will be the greater of:



-     the Contract Value, or


-     the Minimum Death Benefit.


If there is any debt, the Death Benefit equals the amount described above less the debt under the Contract.



If the oldest Owner had an attained age of less than 81 years on the Contract Date, the Minimum Death Benefit will be determined as follows:



- During the first Contract Year, the Minimum Death Benefit will be the sum of all Purchase Payments made, less any amount deducted in connection with partial withdrawals.



- During any subsequent Contract Year, the Minimum Death Benefit will be the greater of (i) or (ii), where:



      (i) is the sum of all Purchase Payments made, less any amount deducted in connection with partial withdrawals; and



      (ii) is the greatest Anniversary Value prior to the oldest Owner's attained age 81. The Anniversary Value is equal to the Contract Value on a Contract Anniversary, increased by all Purchase Payments made, less any amount deducted in connection with partial withdrawals, since that Contract Anniversary.






If the oldest Owner had an attained age of 81 or greater on the Contract Date, the Minimum Death Benefit will be the sum of all Purchase Payments made, less any amount deducted in connection with partial withdrawals.






Payment of Death Benefit. We make the determination of the Death Benefit on the date we receive written notice and DUE PROOF OF DEATH as well as all required claims forms from all Beneficiaries at our Annuity Service Office. No one is entitled to the Death Benefit until this time. We will pay the Death Benefit within 7 days of that determination. Due Proof of Death occurs when we receive one of the following at our Annuity Service Office:


-     a certified copy of a death certificate; or


- a certified copy of a decree of a court of competent jurisdiction as to the finding of death and all required claim forms; or

-     any other proof satisfactory to us.

If there are any unpaid loans, the Death Benefit equals the Death Benefit, as described above, minus the amount of unpaid loans (including unpaid interest).


We will pay the Death Benefit to the BENEFICIARY if any Contract Owner dies before the Maturity Date. If there is a surviving Owner, we will deem that Contract Owner to be the Beneficiary. No Death Benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.



You may take the Death Benefit taken in the form of a lump sum . If not taken immediately, the Contract will continue subject to the following:



-     The Beneficiary will become the Owner.



- We will allocate any excess of the Death Benefit over the Contract Value to the owner's investment accounts in proportion to their relative values on the date of receipt by us of due proof of the owner's death.



-     You may not make additional Purchase Payments.



-     We will waive withdrawal charges for all future distributions.



- If the deceased Owner's spouse is the Beneficiary, the spouse continues the Contract as the new Owner. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the spouse, as the Owner, dies. In addition, a Death Benefit will be paid upon the death of the spouse. For purposes of calculating the Death Benefit payable upon the death of the spouse (excluding any optional benefits), the Death Benefit paid upon the first Owner's death will be treated as a Purchase Payment to the Contract. In addition, the Death Benefit on the last day of the previous Contract Year (or the last day of the Contract Year ending just prior to the Owner's 81st birthday, if applicable) shall be set to zero as of the date of the first Owner's death.



- If the Beneficiary is not the deceased Owner's spouse, distribution of the Owner's entire interest in the Contract must be made within five years of the Owner's death, or alternatively, distribution may be made as an annuity, under one of the annuity options described below under "Annuity Options," which begins within one year of the Owner's death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary. If distribution is not made as an annuity, upon the death of the Beneficiary, the Death Benefit will equal the Contract Value and must be distributed immediately in a single sum.



- Alternatively, if the Contract is not a qualified Contract and if the Beneficiary is not the deceased Owner's spouse, distribution of the Owner's entire interest in the Contract may be made as a series of withdrawals over the Beneficiary's life expectancy. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary's life expectancy.



We will pay Death benefits within seven calendar days of the date the amount of the Death Benefit is determined, as described above, subject to postponement under the same circumstances that payment of withdrawals may be postponed. (See "WITHDRAWALS.")



In designating Beneficiaries you may impose restrictions on the timing and manner of payment of Death Benefits. The description of Death Benefits in this Prospectus does not reflect any of the restrictions that could be imposed. You should understand this description as describing what will happen if you choose not to restrict Death Benefits under the Contract. If you impose restrictions, those restrictions will govern the payment of the Death Benefit.


PAY-OUT PERIOD PROVISIONS

General


We may pay annuity benefit payments in several ways.



Generally, we will begin paying annuity benefits to the Annuitant under the Contract on the Contract's Maturity Date (the first day of the Pay-out Period). The Maturity Date is the date specified on your Contract's specifications page, unless you change that date. If no date is specified, the Maturity Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. You may specify a different Maturity Date at any time by written request at least one month before both the previously specified and the new Maturity Date. The new Maturity Date may not be later than the previously specified Maturity Date unless we consent. Maturity dates which occur when the Annuitant is at an advanced age, e.g., past age 90, may have adverse income tax consequences. (See "FEDERAL TAX MATTERS.") Distributions may be required from qualified Contracts before the Maturity Date.



You may select the frequency of annuity benefit payments. However, if the Contract Value at the Maturity Date is such that a monthly payment would be less than $20, we may pay the Contract Value, minus any unpaid loans, in one lump sum to the Annuitant on the Maturity Date.


Annuity Options


Annuity benefit payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. Upon purchase of the Contract, and at any time during the Accumulation Period, you may select one or more of the annuity options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. If an annuity option is not selected, we will provide as a default option a life annuity with payments guaranteed for ten years as described below. We will determine annuity benefit payments based on the Investment Account Value of each investment option at the Maturity Date. Internal Revenue Service ("IRS") regulations may preclude the availability of certain annuity options in connection with certain qualified Contracts. Once annuity benefit payments commence, we may not change the annuity option and the form of settlement.



Please read the description of each annuity option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life annuity option.



We guarantee the following annuity options are offered in the Contract.



   Option 1(a): Non-Refund Life Annuity - An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because there is no guarantee that we will make any minimum number of payments, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due.



   Option 1(b): Life Annuity with Payments Guaranteed for 10 Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity benefit payments to the end of such period if the Annuitant dies prior to the end of the tenth year.



   Option 2(a): Joint & Survivor Non-Refund Life Annuity - An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because there is no guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.



   Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity benefit payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.


In addition to the foregoing annuity options which we are contractually obligated to offer at all times, we currently offer the following annuity options. We may cease offering the following annuity options at any time and may offer other annuity options in the future.


   Option 3: Life annuity with Payments Guaranteed for 5, 15 or 20 Years - An annuity with payments guaranteed for 5, 15 or 20 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for the specific number of years, we make annuity benefit payments to the end of the last year of the 5, 15 or 20 year period.



   Option 4: Joint & Two-Thirds Survivor Non-Refund Life Annuity - An annuity with full payments during the joint lifetime of the Annuitant and a designated co-Annuitant and two-thirds payments during the lifetime of the survivor. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

   Option 5: Period Certain Only Annuity for 10, 15 or 20 Years - An annuity with payments for a 10, 15 or 20 year period and no payments thereafter.



Full Surrenders During the Pay-out Period. You may surrender your Contract, after the Pay-out Period has begun, only if you have selected a variable pay-out under Option 5: Period Certain Only Annuity for 10, 15, or 20 years. Under this option, we will pay you the COMMUTED VALUE of your Contract. The Commuted Value is determined on the day we receive your written request for surrender.



If you elect to take the entire Commuted Value of the remaining annuity benefit payments due in the period certain, we will make no future annuity benefit payments.



Partial Surrenders During the Pay-out Period. We permit partial surrenders after the Pay-out Period has begun, only if you have selected a variable pay-out under Option 5: Period Certain Only Annuity for 10, 15, or 20 years. You make take partial surrenders of amounts equal to the Commuted Value of the payments that we would have made during the period certain. The Commuted Value is determined on the day we receive your written request for surrender.



If you elect to take only the Commuted Value of some of the remaining annuity benefit payments due in the period certain, we will reduce the remaining annuity benefit payments during the remaining period certain.



Fixed Annuity Options. Subject to the distribution of Death Benefits provisions (see "DEATH BENEFIT DURING ACCUMULATION PERIOD"), on death, withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a fixed annuity option.



We determine the amount of each fixed annuity benefit payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the fixed annuity to the appropriate table in the Contract. If the table we are then using is more favorable to you, we will substitute that table. If you choose an annuity option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of fixed annuity benefit payments.


Determination of Amount of the First Variable Annuity Benefit Payment


We determine the first variable annuity benefit payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a variable annuity to the annuity tables contained in the Contract. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Maturity Date. We will reduce Contract Value used to determine annuity benefit payments by any applicable premium taxes.



The rates contained in the annuity tables vary with the Annuitant's sex and age and the annuity option selected. However, we may not use sex-distinct tables for Contracts issued in connection with certain employer-sponsored retirement plans. Under such tables, the longer the life expectancy of the Annuitant under any life annuity option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly variable annuity benefit payment will be.


Annuity Units and the Determination of Subsequent Variable Annuity Benefit Payments


We will base variable annuity benefit payments after the first one on the investment performance of the variable investment options selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the first annuity benefit payment from each sub-account by the annuity unit value of that sub-account (as of the same date the Contract Value to effect the annuity was determined) to establish the number of annuity units which will thereafter be used to determine payments. This number of annuity units for each sub-account is then multiplied by the appropriate annuity unit value as of a uniformly applied date not more than ten Business Days before the annuity benefit payment is due, and the resulting amounts for each sub-account are then totaled to arrive at the amount of the annuity benefit payment to be made. The number of annuity units generally remains constant throughout the Pay-out Period (assuming no transfer is made). We will deduct a pro-rata portion of the administration fee from each annuity benefit payment.



You have a ten-day right to cancel your Contract.


The value of an annuity unit for each sub-account for any business day is determined by multiplying the annuity unit value for the immediately preceding business day by the net investment factor for that sub-account (see "NET INVESTMENT FACTOR") for the valuation period for which the annuity unit value is being calculated and by a factor to neutralize the assumed interest rate. Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.


We build a 3% assumed interest rate into the annuity tables in the Contract used to determine the first variable annuity benefit payment.



For a John Hancock New York Contract, the smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of variable annuity benefit payments will not decrease is 4.46%.

Transfers During Pay-out Period


Some transfers are permitted during the Pay-out Period, but subject to different limitations than during the Accumulation Period.



Once variable annuity benefit payments have begun, you may transfer all or part of the investment upon which those payments are based from one sub-account to another. You must submit your transfer request to our Annuity Service Office at least 30 DAYS BEFORE the due date of the first annuity benefit payment to which your transfer will apply. We will make transfers after the Maturity Date by converting the number of annuity units being transferred to the number of annuity units of the sub-account to which the transfer is made, so that the next annuity benefit payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity benefit payments will reflect changes in the value of the annuity units for the new sub-account selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make per Contract year to four. Once annuity benefit payments have commenced, a Contract Owner may make no transfers from a fixed annuity option to a variable annuity option or from a variable annuity option to a fixed annuity option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Fund. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.


Death Benefit During Pay-out Period


If an annuity option providing for payments for a guaranteed period has been selected, and the Annuitant dies during the Pay-out Period, we will make the remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant's death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.


OTHER CONTRACT PROVISIONS

Right to Review


You may cancel the Contract by returning it to our Annuity Service Office or to your registered representative at any time within 10 days after receiving it or such other period as required by law. Within 7 days of receiving a returned Contract, we will pay you the Contract Value (minus any unpaid loans) computed at the end of the business day on which we receive your returned Contract.



We impose no withdrawal charge upon return of a Contract within the ten day right to review period. The ten day right to review may vary in certain states in order to comply with the requirements of state insurance laws and regulations. When the Contract is issued as an individual retirement annuity under Sections 408 or 408A of the Code, during the first 7 days of the 10 day period, we will return all Purchase Payments if this is greater than the amount otherwise payable.



(Applicable to John Hancock New York Contracts only) If the Contract is purchased in connection with a replacement of an existing annuity contract (as described below), you may also cancel the Contract by returning it to our Annuity Service Office or your registered representative at any time within 60 days after receiving the Contract. Within 10 days of receiving a returned Contract, we will pay you the Contract Value (minus any unpaid loans) computed at the end of the business day on which we receive your returned Contract. In the case of a replacement of a Contract issued by a New York insurance company, you may have the right to reinstate the prior Contract. You should consult with your registered representative or attorney regarding this matter prior to purchasing the new Contract.



Replacement of an existing annuity contract generally is defined as the purchase of a new annuity contract in connection with (a) the lapse, partial or full surrender or change of, or borrowing from, an existing annuity or life insurance contract or (b) the assignment to a new issuer of an existing annuity contract. This description, however, does not necessarily cover all situations which could be considered a replacement of an existing annuity contract. Therefore, you should consult with your registered representative or attorney regarding whether the purchase of a new annuity contract is a replacement of an existing annuity or life insurance contract.



John Hancock New York Contracts with Optional Payment Enhancement. See "Payment Enhancement" below for information regarding our recovery of the Payment Enhancement if you exercise your right to return the Contract during the right to review period.



(Applicable to John Hancock USA Contracts in California Only) Residents in California age 60 and greater may cancel the Contract by returning it to our Annuity Service Office or agent at any time within 30 days after receiving it. If you cancel the Contract during this 30 day period and your Purchase Payments were allocated to a Fixed Investment Option or the Money Market investment option, we will pay you the original amount of your Purchase Payments. If your Purchase Payments were allocated to a Variable Investment Option (other than the Money Market Fund), we will pay you the Contract Value, (minus any unpaid loans), computed at the end of the business day on which we receive your returned Contract.

We will place your Purchase Payments in either (a) the Fixed Investment Option,
(b) the Money Market investment option or (c) in one or more of the Variable Investment Options, based upon your instructions on the application. If you do not instruct us otherwise, we will place your payments in the Money Market investment option.


Ownership


You are entitled to exercise all rights under your Contract.



The Contract Owner is the person entitled to exercise all rights under the Contract. Prior to the Maturity Date, the Contract Owner is the person designated in the Contract or certificate specifications page or as subsequently named. On and after the Maturity Date, the Contract Owner is the Annuitant. If amounts become payable to any Beneficiary under the Contract, the Beneficiary is the Contract Owner.



In the case of non-qualified Contracts, you may change ownership of the Contract or you may collaterally assign the Contract at any time prior to the Maturity Date, subject to the rights of any irrevocable Beneficiary. Changing the ownership of a Contract may be treated as a (potentially taxable) distribution from the Contract for Federal tax purposes. We will treat a collateral assignment as a distribution from the Contract and we will tax report as such. An addition or substitution of any Contract Owner may result in resetting the Death Benefit to an amount equal to the Contract Value as of the date of the change and treating that value as a Purchase Payment made on that date for purposes of computing the amount of the Death Benefit.



You must make any change of ownership or assignment in writing and we must receive such written change at the Annuity Service Office. We must approve any change. We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted or responsibility for the validity or sufficiency of any assignment. An absolute assignment will revoke the interest of any revocable Beneficiary.



In the case of qualified Contracts, you generally may not transfer ownership of the Contract except by the trustee of an exempt employees' trust which is part of a retirement plan qualified under Section 401 of the Code or as otherwise permitted by applicable IRS regulations. Subject to the foregoing, you may not sell, assign, transfer, discount or pledge as collateral for a loan or as security for the performance of an obligation, or for any other purpose, a qualified Contract to any person other than us.


Annuitant


The "Annuitant" is either you or someone you designate.



The Annuitant is any natural person or persons whose life is used to determine the duration of annuity benefit payments involving life contingencies. The Annuitant is entitled to receive all annuity benefit payments under the Contract. If the Contract Owner names more than one person as an "Annuitant," the second person named shall be referred to as "CO-ANNUITANT." The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us. We must approve any change.



On the death of the Annuitant prior to the Maturity Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the owner becomes the Annuitant. In the case of certain qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the owner of the Contract at the Maturity Date.



If any Annuitant is changed and any Contract Owner is not a natural person, we must distribute the entire interest in the Contract to the Contract Owner within five years. We will reduce the amount distributed by charges that would otherwise apply upon withdrawal.


Beneficiary


The Beneficiary is the person you designate to receive the Death Benefit if you die.



The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we will treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and we must approve any change. If approved, we will effect such change as of the date on which written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, the contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain qualified Contracts, IRS regulations may limit designations of Beneficiaries.


Modification


We may not modify your Contract without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency. However, in the case of group Contracts issued by John Hancock USA, on 60 days' notice to the group holder, John Hancock USA may change the administration fees, mortality and expense risks charges, annuity payment rates and the market value charge as to any certificates issued after the effective date of the modification.

Our Approval


We reserve the right to accept or reject any Contract application at our sole discretion.


Discontinuance of New Owners


(John Hancock USA Only)



In the case of group Contracts offered by John Hancock USA, on thirty days' notice to the group holder, John Hancock USA may limit or discontinue acceptance of new applications and the issuance of new certificates.


Misstatement and Proof of Age, Sex or Survival


We may require proof of age, sex or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant's correct age and sex. If we have made incorrect annuity benefit payments, we will pay the amount of any underpayment immediately and we will deduct the amount of any overpayment from future annuity benefit payments.



FIXED INVESTMENT OPTION



The Fixed Investment Option(s) are not (is not) a security.



Securities Registration. Interests in a Fixed Investment Option are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and our general account is not registered as an investment company under the 1940 Act. Neither interests in the Fixed Investment Option nor the general account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act. Nonetheless, Federal securities laws may require disclosures relating to interests in the Fixed Investment Option and the general account laws to be accurate.



The Fixed Investment Option guarantees interest of at least 3%.



Interest Rate and Availability. Currently, we do not allow Purchase Payments or transfers to the Fixed Investment Option. The Fixed Investment Option provides for the accumulation of interest on Purchase Payments at guaranteed rates for the duration of the guarantee period. We determine the guaranteed interest rates on amounts allocated or transferred to the Fixed Investment Option from time-to-time. In no event will the guaranteed rate of interest be less than 3%. Once an interest rate is guaranteed for a Fixed Investment Option, we guarantee it for the duration of the guarantee period, and we may not change it.



We may establish a DCA Fixed Investment Option under the DCA program to make automatic transfers to one or more Variable Investment Options. (See "SPECIAL TRANSFER SERVICES-DOLLAR COST AVERAGING" for details.)



State Restrictions. One or more of the fixed investment options may not be available with your Contract. With respect to Contracts issued in the State of Oregon, no Purchase Payments may be invested, transferred or reinvested into any Fixed Investment Option with a guarantee period of more than one year within 15 years of the maturity date, and no Purchase Payments may be invested in any Fixed Investment Option after the fifth Contract Year.



Transfer to Fixed Investment Options. You may allocate Purchase Payments, or make transfers from the Variable Investment Options, to a Fixed Investment Option, if available at any time prior to the Maturity Date, as permitted by applicable law. We establish a separate investment account each time you allocate or transfer amounts to a Fixed Investment Option, except that, for amounts allocated or transferred on the same day, we will establish a single investment account. You may not allocate amounts to a Fixed Investment Option that would extend the guarantee period beyond the Maturity Date.



Subject to certain regulatory limitations, we may restrict payments and transfers to the Fixed Investment Options if the guaranteed interest rate in effect is equal to 3%.



Renewals. At the end of a guarantee period, you may establish a new investment account with the same guarantee period at the then current interest rate, or transfer the amounts to a Variable Investment Option, all without the imposition of any charge. In the case of renewals within one year of the Maturity Date, the only Fixed Investment Option available is to have interest accrued up to the Maturity Date at the then current interest rate for the one year guarantee period.



If you do not specify the renewal option desired, we will select the same guarantee period as has just expired, so long as such period does not extend beyond the Maturity Date. In the event a renewal would extend beyond the Maturity Date, we will select the longest period that will not extend beyond such date, except in the case of a renewal within one year of the Maturity Date in which case we will credit interest up to the maturity date at the then current interest rate for one year guarantee periods.


A market value charge may apply to certain transactions.

Market Value Charge. Any amount withdrawn, transferred or borrowed from an investment account prior to the end of the guarantee period may be subject to a market value charge. A market value charge is assessed only when current interest rates are higher than the guaranteed interest rate on the account. The purpose of the charge is to compensate us for our investment losses on amounts withdrawn, transferred or borrowed prior to the maturity date. The formula for calculating this charge is set forth below. A market value charge will be calculated separately for each investment account affected by a transaction to which a market value charge may apply. The market value charge for an investment account will be calculated by multiplying the amount withdrawn or transferred from the investment account by the adjustment factor described below. In the case of group contracts issued by John Hancock USA, John Hancock USA reserves the right to modify the market value charge as to any certificates issued after the effective date of a change specified in written notice to the group holder.


The adjustment factor is determined by the following formula: 0.75x(B-A)xC/12 where:

      A -   The guaranteed interest rate on the investment account.

      B - The guaranteed interest rate available, on the date the request is processed, for amounts allocated to a new investment account with the same length of guarantee period as the investment account from which the amounts are being withdrawn.

      C - The number of complete months remaining to the end of the guarantee period.

For purposes of applying this calculation, the maximum difference between "B" and "A" will be 3%. The adjustment factor may never be less than zero.

The total market value charge will be the sum of the market value charges for each investment account being withdrawn. Where the guaranteed rate available on the date of the request is less than the rate guaranteed on the investment account from which the amounts are being withdrawn (B-A in the adjustment factor is negative), there is no market value charge. There is only a market value charge when interest rates have increased (B-A in the adjustment factor is positive).


We make no market value charge on withdrawals from the Fixed Investment Option in the following situations:



-     death of the Owner;


-     amounts withdrawn to pay fees or charges;


- amounts applied at the Maturity Date to purchase an annuity at the guaranteed rates provided in the Contract;


- amounts withdrawn from investment accounts within one month prior to the end of the guarantee period;


-     amounts withdrawn from a one-year Fixed Investment Option; and



- amounts withdrawn in any Contract Year that do not exceed 10% of (i) total Purchase Payments less (ii) any prior partial withdrawals in that Contract Year.


Notwithstanding application of the foregoing formula, in no event will the market value charge:

- be greater than the amount by which the earnings attributable to the amount withdrawn or transferred from an investment account exceed an annual rate of 3%,

- together with any withdrawal charges for an investment account be greater than 10% of the amount transferred or withdrawn, or


- reduce the amount payable on withdrawal or transfer below the amount required under the non-forfeiture laws of the state with jurisdiction over the Contract.



The cumulative effect of the market value and withdrawal charges could result in a Contract Owner receiving total withdrawal proceeds of less than the Contract Owner's Purchase Payments.



We permit withdrawals and some transfers from the Fixed Investment Option during the Accumulation Period.



Transfers. During the Accumulation Period, you may transfer amounts among the Fixed Investment Options and from the Fixed Investment Option to the Variable Investment Options; provided that no transfer from a Fixed Investment Option may be made unless the amount to be transferred has been held in such option for at least one year, except for transfers made pursuant to the DCA program. Consequently, except as noted above, amounts in one year investment accounts effectively may not be transferred prior to the end of the guarantee period. Amounts in any other investment accounts may be transferred, after the one year holding period has been satisfied, but the market value charge described above may apply to such a transfer. The market value charge, if applicable, will be deducted from the amount transferred.



You must specify the Fixed Investment Option from or to which you desire to make a transfer. Where there are multiple investment accounts within the Fixed Investment Option, amounts must be withdrawn from the Fixed Investment Options on a first-in-first-out basis.



Subject to certain regulatory limitations, we may restrict payments and transfers to the Fixed Investment Option if the guaranteed interest rate in effect is equal to 3%.



Withdrawals. You may make total and partial withdrawals of amounts held in the Fixed Investment Option at any time during the Accumulation Period. We will make withdrawals from the Fixed Investment Option in the same manner and be subject to the same limitations as set forth under "WITHDRAWALS" plus the following provisions also apply:

- We reserve the right to defer payment of amounts withdrawn from the Fixed Investment Option for up to six months from the date we receive the written withdrawal request. If a withdrawal is deferred for more than 30 days in the case of a John Hancock USA Contract, or 10 days in the case of a John Hancock New York Contract, pursuant to this right, we will pay interest on the amount deferred at a rate not less than 3% per year (or higher rate if required by applicable law).



- If there are multiple investment accounts under the Fixed Investment Option, you must withdraw amounts from those accounts on a first-in-first-out basis.



- The market value charge described above may apply to withdrawals from any investment option except for a one year investment option. If a market value charge applies to a withdrawal from a Fixed Investment Option, it will be calculated with respect to the full amount in the investment option and deducted from the amount payable in the case of a total withdrawal. In the case of a partial withdrawal, the market value charge will be calculated on the amount requested and deducted, if applicable, from the remaining investment account value.



If you request a partial withdrawal from a Contract in excess of the amounts in the Variable Investment Options and do not specify the Fixed Investment Option from which the withdrawal is to be made, such withdrawal will be made from the investment options beginning with the shortest guarantee period. Within such sequence, where there are multiple investment accounts within a Fixed Investment option, withdrawals will be made on a first-in-first-out basis.



Withdrawals from the Contract may be subject to income tax and a 10% IRS penalty tax. (See "FEDERAL TAX MATTERS" below.) Withdrawals are permitted from Contracts issued in connection with Section 403(b) qualified plans only under limited circumstances. (See "APPENDIX C - QUALIFIED PLAN TYPES.")



Loans. We offer a loan privilege only to owners of Contracts issued in connection with Section 403(b) qualified plans that are not subject to Title I of ERISA. If you own such a Contract, you may borrow from us, using your Contract as the only security for the loan, in the same manner and subject to the same limitations as described under "LOANS." (See FEDERAL TAX MATTERS - LOANS."). The market value charge described above may apply to amounts transferred from the Fixed Investment Options to the loan account in connection with such loans and, if applicable, will be deducted from the amount so transferred. THE LOAN PRIVILEGE WILL NOT BE AVAILABLE TO SUCH CONTRACTS IF THE PRINCIPAL PLUS FOR LIFE OPTIONAL BENEFIT IS ELECTED.



OPTIONAL BENEFITS



Principal Plus for Life



Definitions We use the following definitions to describe how the Principal Plus for Life optional benefit rider works:



Guaranteed Withdrawal Balance or GWB means:



- The total amount we guarantee to be available for future periodic withdrawals during the accumulation period.



- The initial GWB is equal to your initial purchase payment, up to the maximum GWB.



-     The maximum GWB at any time is $5,000,000.



Guaranteed Withdrawal Amount or GWA means:



- The amount we guarantee to be available each contract year for withdrawal during the accumulation period until the GWB is depleted.


-     The initial GWA is equal to 5% of the initial GWB.


-     The maximum GWA at any time is $250,000.



Covered Person means:



- The person whose life we use to determine the duration of the LIA payments.



- The oldest Owner at issue of the rider or the oldest Annuitant in the case of a non-natural owner.



Life Income Amount or LIA means:



- The amount we guarantee to be available each contract year for withdrawal during the accumulation period after the Age 65 Contract Anniversary and while the Covered Person remains alive as an owner, annuitant, or beneficiary of the contract.



- We determine the initial LIA on the Age 65 Contract Anniversary (or the date you purchase the benefit, if later.)



- The initial LIA is equal to 5% of the GWB at the time we make our determination.



Age 65 Contract Anniversary means the Contract Anniversary on, or next following, the date the Covered Person attains age 65.

Reset means a reduction of guaranteed amounts resulting from our recalculation of the GWB, GWA or the "LIA." We may Reset guaranteed amounts if your annual withdrawals of contract value exceed the GWA or "LIA."



Step-Up means an increase of guaranteed amounts resulting from our recalculation of the GWB, GWA or "LIA" on certain anniversary dates to reflect market performance that exceeds previously calculated benefits.



For purposes of the following description of Principal Plus for Life, "withdrawal" refers to the amount withdrawn, including any applicable withdrawal charges.



Overview. The optional Principal Plus for Life rider provides a guaranteed minimum withdrawal benefit during the accumulation period. We designed the Principal Plus for Life rider to guarantee the return of your investments in the contract, as long as you limit your withdrawals each Contract Year during the accumulation period to a "Guaranteed Withdrawal Amount" or "GWA." On the Age 65 Contract Anniversary, or at issue if the Covered Person is already 65 or older, we calculate a "Lifetime Income Amount" or "LIA." If you subsequently limit your annual withdrawals to the LIA, Principal Plus for Life guarantees that we will make the LIA benefit available to you, as long as that Covered Person is alive and an owner, beneficiary or annuitant under the Contract, even after you have recovered your investments in the contract and even if your contract value reduces to zero.



We provide additional information about Principal Plus and Principal Plus for Life in the following sections:



- "Effect of Withdrawals" - describes how the actual amount you choose to withdraw in any Contract Year affects certain features of the riders. SINCE THE BENEFIT OF PRINCIPAL PLUS FOR LIFE IS ACCESSED THROUGH WITHDRAWALS, PRINCIPAL PLUS FOR LIFE MAY NOT BE APPROPRIATE FOR OWNERS WHO DO NOT FORESEE A NEED FOR LIQUIDITY AND WHOSE PRIMARY OBJECTIVE IS TO TAKE MAXIMUM ADVANTAGE OF THE TAX DEFERRAL ASPECT OF THE CONTRACT. YOU SHOULD CONSULT WITH YOUR TAX AND FINANCIAL PROFESSIONALS ON THIS MATTER, AS WELL AS OTHER TAX MATTERS ASSOCIATED WITH PRINCIPAL PLUS FOR LIFE.



- "Bonus Qualification and Effect" - describes how the amounts we guarantee may increase by a bonus in certain years if you make no withdrawals during those Contract Years.



- "Step-Up of GWB, GWA and LIA" - describes how the GWB, GWA and/or, LIA may increase on certain dates to reflect favorable market performance.



- "Additional Purchase Payments" - describes how you may increase the GWB, GWA and/or LIA by making additional purchase payments , and the special limitations we impose on the payments that we will accept.



- "Investment Options" - describes the special limitations we impose on the investment options we make available.



- "Life Expectancy Distributions" - describes our special program to provide minimum distribution amounts required under certain sections of the Code.



- "Settlement Phase" - describes the special circumstances that will apply if a withdrawal reduces the contract value to zero.



- "Death Benefits" - describes how Principal Plus for Life affects the death benefits provided under your Contract.



-     "Termination" - describes when Principal Plus for Life benefits end.



- "Principal Plus for Life fee" - provides further information on the fee we charge for this benefit.



You may elect Principal Plus for Life only at the time you purchase a Contract, provided:



-     the rider is available for sale in the state where the contract was sold;



- you limit your investment of purchase payments and contract value to the investment options we make available with the respective rider; and



-     you have not yet attained age 81.



We reserve the right to accept or refuse to issue Principal Plus for Life at our sole discretion. Once you elect Principal Plus for Life, its effective date will be the Contract Date and it is irrevocable. We charge an additional fee for Principal Plus for Life and reserve the right to increase the charge to a maximum charge of 0.75% if the GWB is "Stepped-Up" to equal the contract value. (See "Principal Plus for Life Fee.")



Effect of Withdrawals. We decrease the GWB each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the GWA, we will decrease the GWB by the amount of the withdrawals. If a withdrawal causes total withdrawals during a Contract Year to exceed the GWA (or if total withdrawals during a Contract Year have already exceeded the GWA), we will automatically Reset the GWB to equal the lesser of:


-     the contract value immediately after the withdrawal; or

- the GWB immediately prior to the withdrawal minus the amount of the withdrawal.


Each time we Reset the GWB, we also recalculate the GWA. The GWA will equal the lesser of (a) the GWA prior to the withdrawal or (b) 5% of the greater of the Contract Value after the withdrawal or the new GWB value. After the Age 65 Contract Anniversary, we also will recalculate the LIA if a withdrawal causes total withdrawals during a Contract Year to exceed the LIA (or if total withdrawals during a Contract Year have already exceeded the LIA). In that case, the LIA will equal the lesser of (a) the LIA prior to the withdrawal or (b) 5% of the greater of the contract value immediately after the withdrawal or the new GWB value.



In certain circumstances, however, we will not Reset the GWB, GWA and/or the LIA, even where a withdrawal would exceed the GWA and/or LIA for a Contract Year. These involve withdrawals taken as "Life Expectancy Distributions" under an automatic distribution program provided by us. (See "Life Expectancy Distributions, below".)



We do not change your GWA when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the GWA. Similarly, we do not change your LIA when you make a withdrawal if your total withdrawals during a Contract Year are less that or equal to the LIA. If you take any withdrawals prior to the Contract Year in which the Covered Person attains age 65, the initial amount of the LIA may be less than the GWA. Although you may continue to take withdrawals up to the GWA after the Age 65 Contract Anniversary without reduction of the GWA benefit (as long as there is a positive GWB value) your LIA benefit may be reduced if the amount you withdraw exceeds the LIA. You could eventually lose any benefit based on the LIA if you continue to take withdrawals in excess of the LIA. If your withdrawals (including any applicable withdrawal charges) are less than the full GWA available in any Contract Year, the remaining GWA cannot be carried forward to the next Contract Year.



The Principal Plus for Life benefit enters a "Settlement Phase" if a withdrawal less than or equal to the GWA reduces the contract value to zero but either the GWB or the LIA immediately after the withdrawal is greater than zero (See "Settlement Phase, below"). The Principal Plus for Life benefit terminates if the contract value, GWB and LIA immediately after a withdrawal are all equal to zero (See "Principal Plus for Life Fee" and "Termination" sections, below.)



If your annual withdrawals exceed the GWA, we will recalculate amounts we guarantee for future withdrawals. We may Reset GWB, GWA and LIA values to reflect reductions that exceed the amount of your withdrawals. A Reset also may reduce the total amount guaranteed below the total of your purchase payments and may reduce or eliminate future GWA and LIA values. Withdrawals in excess of the LIA may reduce or eliminate future LIA values.



Bonus Qualification and Effect. We will increase the GWB at the end of each Contract Year during Principal Plus for Life's Bonus Period if you take no withdrawals during that Contract Year. For these purposes, the Bonus Period is the lesser of the first 10 Contract Years or each Contract Year up to the Contract Year in which the Covered Person attains age 80. Each time you qualify for a Bonus, we will increase the GWB:



- by an amount equal to 5% of total purchase payments to the contract if you did not previously Step-Up the GWB and/or we did not previously Reset the GWB (see "Effects of Withdrawals" below), otherwise



- by an amount equal to 5% of the GWB immediately after the latest Step-Up or Reset, increased by any purchase payments received since such latest Step-Up or Reset.



Each time we apply a bonus to the GWB, we will also recalculate the GWA and the LIA. The GWA will equal the greater of GWA prior to the bonus or 5% of the GWB after the bonus. The LIA will equal the greater of the LIA prior to the bonus or 5% of the GWB after the bonus.



Bonuses, when applied, will increase the GWB and may increase the GWA and the LIA.



Step-Up of GWB, GWA and LIA. If the contract value on any Step-Up Date is greater than the GWB on that date, we will automatically increase ("Step-Up") the GWB to equal the contract value (subject to the maximum GWB limit of $5 million). Each time we apply a Step-Up, we will also recalculate the GWA, the LIA, and the Rider Fee (See "Principal Plus for Life Fee".) The GWA will equal the greater of the GWA prior to the Step-Up or 5% of the new GWB value after the Step-Up and the LIA will equal the greater of the LIA prior to the Step-Up or 5% of the new GWB value after the Step-Up. We also reserve the right to increase the rate of the Principal Plus for Life fee up to a maximum rate of 0.75%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up. (See "Principal Plus for Life Fee".)



The Step-Up Dates occur only while the Principal Plus for Life Benefit is in effect. We schedule the Step-Up Dates for the 3rd, 6th, and 9th Contract Anniversary after the Contract Date up to and including the 30th Contract Anniversary while the Principal Plus for Life Benefit is in effect. After the 9th Contract Anniversary, in states where permitted, we increase the schedule of Step-Up Dates to include each succeeding Contract Anniversary (e.g., the 10th, 11th, 12th etc.) up to and including the 30th Contract Anniversary while the Principal Plus for Life Benefit is in effect.



If you decline an automatic Step-Up, you will have the option to elect to Step-Up the GWB (as well as the GWA and LIA) within 30 days of subsequent Step-Up Dates. If you decide to Step-Up the GWB, we will thereafter resume automatic Step-Ups.



Step-ups will increase the GWB and may increase the GWA and the LIA.

Additional Purchase Payments. Effect of Additional Purchase Payments. We will increase the total GWB by the amount of each additional purchase payment we accept (subject to the maximum GWB limit of $5 million). In addition, we will recalculate the GWA and the LIA and usually increase it:



-     in the case of the GWA, to equal the lesser of:


      -     5% of the GWB immediately after the purchase payment; or

      - the GWA immediately prior to the purchase payment plus an amount equal to 5% of the purchase payment, and


-     in the case of the LIA, to equal the lesser of:

      -     5% of the GWB immediately after the purchase payment; or

      - the LIA immediately prior to the purchase payment plus an amount equal to 5% of the purchase payment.



We will not change the GWA or the LIA if the recalculated amount is less than the GWA or LIA, as the case may be, before the additional purchase payment.



Additional purchase payments, if accepted, will increase the GWB and may increase the GWA and the LIA.



Purchase payment limits, in general. You must obtain our prior approval if the contract value immediately following an additional purchase payment would exceed $1,000,000. We do not permit additional purchase payments during a Contract's "settlement phase," as described below. Other limitations on additional payments may vary by state.



Special purchase payment limits on "non-qualified" contracts. If we issue your contract not in connection with an IRA or other tax-qualified retirement plan, we also impose the following limit on your ability to make purchase payments:



- on or after the first Contract Anniversary, without our prior approval, we will not accept an additional purchase payment if your total payments after the first Contract Anniversary exceed $100,000.



Special purchase payment limits on "qualified" Contracts. If we issue your contract in connection with a tax qualified retirement plan, including an IRA, we also impose additional limits on your ability to make purchase payments:



- on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issue your contract after you become age 65), without our prior approval, we will not accept an additional purchase payment if your total payments after the first Contract Anniversary exceed $100,000,



- for the year that you become age 70 1/2 and for any subsequent years, if your contract is issued in connection with an IRA, we will only accept a purchase payment that qualifies as a "rollover contribution," but



-     we will not accept any purchase payment after the oldest owner becomes age
      81.



You should consult with a qualified tax advisor prior to electing Principal Plus for Life for further information on tax rules affecting Qualified Contracts, including IRAs.



General right of refusal. WE RESERVE THE RIGHT TO REFUSE TO ACCEPT ADDITIONAL PURCHASE PAYMENTS AT ANY TIME AFTER THE FIRST CONTRACT ANNIVERSARY TO THE EXTENT PERMITTED IN THE STATE WE ISSUE YOUR CONTRACT. We do not reserve this right of refusal for additional payments before the Age 65 Contract Anniversary that are permitted to Contracts issued in connection with tax qualified retirement plans, including IRAs.



Investment Options. While Principal Plus for Life is in effect, under our current rules you must invest 100% of your contract value at all times either:



(a) among the Lifestyle, Index Allocation and Money Market Portfolio investment options currently available with Principal Plus for Life (see "Available Lifestyle, Index Allocation and Money Market Investment Options," below); or



(b) in a manner consistent with any one of the Model Allocations currently available with Principal Plus for Life (see "Available Model Allocations" below).



You may transfer between (a) and (b), or vice versa, on any date subject to our restrictions on frequent trading, provided you transfer 100% of your contract value. Withdrawals will be taken in accordance with our default procedures; you may not specify the investment option from which a withdrawal is to be made. (See "ACCUMULATION PERIOD PROVISIONS - Withdrawals".) Subsequent purchase payments will be allocated in accordance with your instructions, subject to the restrictions described herein. All investment options may not be available through all distribution partners.



YOU SHOULD CONSULT WITH YOUR FINANCIAL PROFESSIONAL TO ASSIST YOU IN DETERMINING WHICH MODEL ALLOCATION OR INVESTMENT OPTION AVAILABLE WITH PRINCIPAL PLUS FOR LIFE IS BEST SUITED FOR YOUR FINANCIAL NEEDS AND RISK TOLERANCE.



Available Lifestyle, Index Allocation and Money Market Investment Options. If you purchase a Contract with Principal Plus for Life, you may allocate your contract value to any one, or any combination of the available Lifestyle, Index Allocation or Money

Market investment options and you may also use our Dollar Cost Averaging ("DCA") program from the Money Market or the DCA fixed account investment option in connection with your selected investment options.

These investment options invest in the following Funds:



-     Lifestyle Growth



-     Lifestyle Balanced



-     Lifestyle Moderate



-     Lifestyle Conservative



-     Index Allocation



-     Money Market



FOR MORE INFORMATION REGARDING THESE FUNDS, INCLUDING INFORMATION RELATING TO THEIR INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN SUCH FUNDS, PLEASE SEE THE "GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE FUNDS" SECTION OF THE PROSPECTUS AS WELL AS THE PROSPECTUS FOR THE APPLICABLE FUNDS. YOU CAN OBTAIN A COPY OF THE FUNDS' PROSPECTUSES BY CONTACTING THE ANNUITY SERVICE OFFICE SHOWN ON THE FIRST PAGE OF THIS PROSPECTUS. YOU SHOULD READ THE FUNDS' PROSPECTUSES CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.



Available Model Allocations. You may allocate your entire contract value to one of the available Model Allocations, as shown below, and you may also use our Dollar Cost Averaging ("DCA") program from the DCA fixed account investment option in connection with your selected Model Allocation. You must, however, rebalance your entire contract value to your selected Model Allocation on a quarterly basis. In addition, you may not transfer monies between investment options other than to transfer 100% of your contract value to another Model Allocation or 100% to any one, or any combination of, the available Lifestyle, Index Allocation and Money Market Investment Options.



The Model Allocations are:



                       MODEL
MODEL ALLOCATION     ALLOCATION
      NAME           PERCENTAGE           FUND NAME
Fundamental             25%          American Growth-Income

Holdings of             25%          American Growth
America                 15%          American International
                        35%          American Bond


Global Balanced         30%          Fundamental Value
                        20%          Global Bond
                        25%          Global Allocation
                        25%          American International

Blue Chip               30%          American Growth
Balanced                30%          American Growth-Income
                        40%          Investment Quality Bond



IF YOU SELECT ONE OF THE MODEL ALLOCATIONS , THERE IS NO ASSURANCE THAT YOUR CONTRACT VALUE WILL NOT LOSE MONEY OR THAT INVESTMENT RESULTS WILL NOT EXPERIENCE VOLATILITY. YOUR INVESTMENT PERFORMANCE WILL DEPEND ON THE PERFORMANCE OF THE COMPONENT FUNDS REFERENCED ABOVE. YOUR INVESTMENT IN THE FUNDS WILL FLUCTUATE AND WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN YOUR ORIGINAL INVESTMENT. EACH MODEL ALLOCATION IS NOT A FUND-OF-FUNDS. FOR MORE INFORMATION REGARDING EACH FUND THAT WE PERMIT YOU TO INVEST IN THROUGH A MODEL ALLOCATION, INCLUDING INFORMATION RELATING TO THAT FUND'S INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN THAT FUND, PLEASE SEE THE "GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE FUNDS" SECTION OF THIS PROSPECTUS AS WELL AS THE FUND'S PROSPECTUS. YOU CAN OBTAIN A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON EACH OF THE FUNDS, BY CONTACTING THE RESPECTIVE ANNUITY SERVICE OFFICE SHOWN ON THE FIRST PAGE OF THIS PROSPECTUS. YOU SHOULD READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING INVESTMENT OPTION.

WE RESERVE THE RIGHT TO RESTRICT INVESTMENT OPTIONS AT ANY TIME. If we restrict an investment option , we will not allow transfers into the restricted investment option and you may not allocate purchase payments to the restricted investment option after the date of the restriction. Any amounts you allocated to an investment option before we imposed restrictions will not be affected by such restrictions as long as it remains in that investment option. Any amounts you allocate to Fixed Investment Options may be renewed subject to the terms of the contract.



We also reserve the right to limit the actual percentages you may allocate to certain investment options, to require that you choose certain investment options in conjunction with other investment options, to limit your ability to transfer between existing investment options and/or to require you to periodically rebalance existing variable investment accounts to the percentages we require.



IF YOU ELECT TO PURCHASE PRINCIPAL PLUS FOR LIFE YOU MAY INVEST YOUR CONTRACT VALUE ONLY IN THE INVESTMENT OPTIONS WE MAKE AVAILABLE WITH THIS BENEFIT.



Life Expectancy Distributions. You may request us in writing, in a form acceptable to us, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse). For purposes of Principal Plus for Life, withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you:



- pursuant to Internal Revenue Code ("Code") Section 72(q)(2)(D) or Section 72(t)(2)(A)(iv) upon the request of the owner (we sometimes refer to these as "Pre-59 1/2 Distributions"); or



- pursuant to Code Section 72(s)(2) upon the request of the owner (we sometimes refer to these as "Non-Qualified Death Benefit Stretch Distributions"); or



-     as required or contemplated by Code Section 401(a)(9), Section 403(b)(10),
      Section 408(b)(3), or Section 408A(c), as the case may be (we sometimes refer to these as "Qualified Death Benefit Stretch Distributions" or "Required Minimum Distributions").



Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your contract's proportional share of all "life expectancy" distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.



WE BASE OUR "LIFE EXPECTANCY" CALCULATIONS ON OUR UNDERSTANDING AND INTERPRETATION OF THE REQUIREMENTS UNDER TAX LAW APPLICABLE TO PRE-59 1/2 DISTRIBUTIONS, REQUIRED MINIMUM DISTRIBUTIONS, NON-QUALIFIED DEATH BENEFIT STRETCH DISTRIBUTIONS AND QUALIFIED DEATH BENEFIT STRETCH DISTRIBUTIONS. YOU SHOULD DISCUSS THESE MATTERS WITH YOUR TAX ADVISOR PRIOR TO ELECTING PRINCIPAL PLUS FOR LIFE.



Each withdrawal under our Life Expectancy Distribution program will reduce your contract value and your GWB. We will not, however, Reset your GWB, GWA or LIA if a withdrawal under our Life Expectancy Distribution program (based on our current understanding and interpretation of the tax law) causes total withdrawals during a Contract Year to exceed the GWA or LIA, as applicable.



WE WILL NOT MAKE ANY FURTHER WITHDRAWALS UNDER OUR LIFE EXPECTANCY DISTRIBUTION PROGRAM IF BOTH THE CONTRACT VALUE AND THE GWB ARE DEPLETED TO ZERO. WE WILL MAKE DISTRIBUTIONS AS PART OF THE CONTRACT'S "SETTLEMENT PHASE," HOWEVER, IF THE LIA IS GREATER THAN ZERO AND THE COVERED PERSON IS LIVING AT THAT TIME.



We designed our Life Expectancy Distribution Program to provide minimum lifetime distributions as described or as required under certain sections of the Code. Withdrawals under our automatic Life Expectancy Distribution program will not be treated as excess withdrawals and will not Reset the GWB, GWA or LIA.



No Loans under 403(b) plans. The loan privilege described in the Prospectus for contracts issued in connection with certain Section 403(b) plans is NOT available if you elect Principal Plus for Life.



Settlement Phase. We automatically make settlement payments during Principal Plus for Life's "settlement phase." The "settlement phase" begins if you make a withdrawal that, together with all other withdrawals during the Contract Year, is equal to or less than the GWA, but the withdrawal reduces the contract value to zero and either the GWB or the LIA immediately after the withdrawal is still greater than zero. During this phase, the contract will continue but all other rights and benefits under the contract, including death benefits and any additional riders, terminate. We will not accept additional purchase payments and we will not deduct any charge for the Principal Plus for Life benefit during the settlement phase.

At the beginning of the settlement phase, you generally may choose an annual settlement payment amount that we will automatically pay to you. The settlement payment amount we permit you to choose varies:



- You may choose an amount that is no greater than, or equal to, the GWA if the GWB is greater than zero at the beginning of the settlement phase. We reduce any remaining GWB each time we make a settlement payment, and automatically pay the settlement amount to you each Contract Year while the Covered Person is alive until the GWB reduces to zero. After that, we will make settlement payments to you each Contract Year during the Cover Person's lifetime in an amount that is equal to any remaining LIA value. Keep in mind that in certain circumstances the LIA may be less than the GWA, and under those circumstances your choice of an amount in excess of the LIA could result in a reduction of the LIA. (See "Effect of Withdrawals".)



- You may choose to continue to receive distribution payments under the Life Expectancy Distribution program if the program is in effect and the GWB is greater than zero at the beginning of the settlement phase. If you do, we will reduce any remaining GWB each time we make a distribution payment and automatically make distribution payments each Contract Year while the Covered Person is alive until the GWB reduces to zero. (See "Life Expectancy Distributions.) After that, we will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to any remaining LIA value.



- We will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to the LIA if there is no remaining GWB at the beginning of the settlement phase. If the Covered Person is alive when the GWB is depleted, we will continue to make settlement payments each Contract Year during the Covered Person's lifetime in an amount that is equal to the LIA.



- After the Age 65 Contract Anniversary, if you choose to receive a settlement payment that is in excess of the LIA, we will recalculate the LIA in the same manner as a withdrawal that exceeds the LIA (see "Effect of Withdrawals," above). We do not recalculate the LIA, however, if you receive distribution payments under the Life Expectancy Distribution program.



Death Benefits. Death benefits before the settlement phase. If any owner dies during the Accumulation Period but before the settlement phase, Principal Plus for Life will end if the Beneficiary takes the death benefit provided under the terms of the contract as a lump sum. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:



                            THEN
IF THE BENEFICIARY  IS:     PRINCIPAL PLUS FOR LIFE:
----------------------      ------------------------
1. The deceased owner's     - Does not continue with respect to the LIA, but continues with respect to the GWA if the death
spouse and the deceased     benefit or the GWB is greater than zero. We will automatically Step-Up the GWB to equal the initial
owner is  the Covered       death benefit we determine, if greater than the GWB prior to the death benefit.
Person                      - Enters the settlement phase if a withdrawal would deplete the contract value to zero, and the GWB is still greater than zero.
                            - Continues to impose the Principal Plus for Life fee.
                            - Continues to be eligible for any remaining Bonuses and Step-Ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of the initial death benefit Step-Up, if any, and any future Step-Ups if we increase the rate of the Principal Plus for Life fee at that time.

2.  Not the deceased        Continues in the same manner as 1., except that Principal Plus for Life does not continue to be
owner's spouse and the      eligible for any remaining Bonuses and Step-Ups, other than the initial Step-Up of the GWB to equal
deceased owner is the       the death benefit, if greater than the GWB prior to the death benefit. We will permit the Beneficiary
Covered Person              to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Principal
                            Plus for Life fee at that time.

3.  The deceased owner's    Continues in the same manner as 1., except that Principal Plus for Life continues with respect to the
spouse  and the deceased    LIA for the Beneficiary. If the LIA has not been determined prior to the payment of any portion of
owner is not the Covered    the death benefit, we will determine the initial LIA on an anniversary of the date we determine the
Person                      death benefit after the Covered Person has reached age 65.

4.  Not the deceased        Continues in the same manner as 1., except that Principal Plus for Life continues with respect to the
owner's spouse and the      LIA for the Beneficiary. If the LIA has not been determined prior to the payment of any portion of
deceased owner is not the   the death benefit, we will determine the initial LIA on an anniversary of the date we determine the
Covered Person              death benefit after the Covered Person has reached age 65.

                            In this case, Principal Plus for Life does not continue to be eligible for any remaining Bonuses and
                            Step-Ups, other than the initial Step-Up of the GWB to equal the death benefit, if greater than the
                            GWB prior to the death benefit. We will permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Principal Plus for Life fee at that time.

Death benefits during the settlement phase. If you die during the settlement phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Plus for Life rider. If the Covered Person dies during the settlement phase, we reduce the LIA to zero. If the Beneficiary is the deceased owner's spouse, the surviving spouse may choose the amount of the settlement payments up to the GWA. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.



Termination. You may not terminate the Principal Plus for Life rider once it is in effect. However, Principal Plus for Life will terminate automatically upon the earliest of:



- the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the contract;



-     the date an Annuity Option under the contract begins;



-     the date the contract value, the GWB and the LIA all equal zero; or



-     termination of the contract.



Principal Plus for Life Fee. We charge an additional annual fee on each Contract Anniversary for Principal Plus for Life. The Principal Plus for Life fee is equal to 0.40% of the "Adjusted GWB." The Adjusted GWB is the GWB that was available on the prior Contract Anniversary adjusted for any Step-up or subsequent purchase payments made during the Contract Year prior to the current Contract Anniversary. We withdraw the Principal Plus for Life fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the contract value. We do not deduct the Principal Plus for Life fee during Principal Plus for Life's settlement phase or after the Maturity Date once an Annuity Option under the contract begins.



WE RESERVE THE RIGHT TO INCREASE THE PRINCIPAL PLUS FOR LIFE FEE ON THE EFFECTIVE DATE OF EACH STEP-UP. IN SUCH A SITUATION, THE PRINCIPAL PLUS FOR LIFE FEE WILL NEVER EXCEED 0.75%.



If a withdrawal is taken on any date other than the Contract Anniversary and such withdrawal (a) causes total withdrawals during that Contract Year to exceed the GWA and (b) reduces the contract value to zero, we will deduct a pro rata share of the Principal Plus for Life fee from the amount otherwise payable. We will determine the fee based on the Adjusted GWB. For purposes of determining the fee, we will deduct a pro rata share of the fee from the Contract Value on the date we determine the death benefit or after the Maturity Date once an Annuity Option under the contract begins.



If the Beneficiary does not take the death benefit as a lump sum under the terms of the contract and Principal Plus for Life continues, we will determine the Adjusted GWB and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.



THE ADDITION OF PRINCIPAL PLUS FOR LIFE TO A CONTRACT MAY NOT ALWAYS BE IN YOUR INTEREST SINCE AN ADDITIONAL FEE IS IMPOSED ANNUALLY FOR THIS BENEFIT AND THE COVERED PERSON MUST ATTAIN AGE 65 AND REMAIN LIVING FOR YOU TO RECEIVE CERTAIN BENEFITS. FURTHERMORE, PRINCIPAL PLUS FOR LIFE LIMITS THE INVESTMENT OPTIONS OTHERWISE AVAILABLE UNDER THE CONTRACT, CONTAINS AGE CAPS AND LIMITATIONS ON A CONTRACT OWNER'S RIGHTS AND BENEFITS AT CERTAIN AGES AND VALUES , AND PROVIDES NO GUARANTEED WITHDRAWAL BENEFITS ONCE PAYMENTS BEGIN UNDER ANY OF THE ANNUITY OPTIONS DESCRIBED IN THE PROSPECTUS. YOU SHOULD CAREFULLY CONSIDER EACH OF THESE FACTORS BEFORE DECIDING IF PRINCIPAL PLUS FOR LIFE IS SUITABLE FOR YOUR NEEDS, ESPECIALLY AT OLDER AGES.



Examples. Please refer to Appendix for hypothetical examples that illustrate the benefits under Principal Plus for Life.



Payment Enhancement
(Only available in New York)



The Payment Enhancement may only be elected at issue and once elected is irrevocable. The minimum initial purchase payment required to elect the Payment Enhancement is $10,000. An additional fee is imposed for the Payment Enhancement and Contracts with this feature will be subject to a higher withdrawal charge for a longer period of time.



If you elect the Payment Enhancement, we will add a Payment Enhancement to your Contract when you make a purchase payment. The Payment Enhancement is equal to 4% of the purchase payment and is allocated among investment options in the same proportion as your purchase payment. The Payment Enhancement is funded from our general account.



Purchase Payments Which Are Not Eligible for a Payment Enhancement. If the owner's spouse is the beneficiary, the spouse continues the Contract as the new owner and a death benefit is paid upon the death of the spouse. For purposes of calculating this death benefit, the death benefit paid upon the first owner's death will be treated as a purchase payment to the Contract. Such purchase payment will not be eligible for a Payment Enhancement.



Right to Review Contract. If you exercise your right to return your Contract during the "ten day right to review period," we will reduce the amount returned to you by the amount of any Payment Enhancement applied to your initial purchase payment. Therefore, you bear the risk that if the market value of the Payment Enhancement has declined, we will still recover the full amount of the Payment

Enhancement. However, earnings attributable to the Payment Enhancement will not be deducted from the amount paid to you. When the Contract is issued as an individual retirement annuity under Sections 408 or 408A of the Code, during the first 7 days of the 10 day period, we will return the purchase payments if this is greater then the amount otherwise payable.



Tax Considerations. Payment Enhancements are not considered to be "investment in the Contract" for income tax purposes. (See "FEDERAL TAX MATTERS".)



Matters to Consider Prior to Electing the Payment Enhancement. There may be circumstances where you may be worse off for having purchased a Contract with a Payment Enhancement as opposed to a Contract without a Payment Enhancement. For example, the higher charges assessed for a Contract with a Payment Enhancement may over time exceed the amount of the Payment Enhancement and any earnings thereon. We issue other variable annuity contracts which have no Payment Enhancement. In addition, the Contract described in this prospectus may be purchased without a Payment Enhancement. Contracts with no Payment Enhancements have withdrawal charges and asset based charges that may for certain Contracts be lower than the charges for this Contract. You and your financial consultant should decide if you may be better off with one of our other variable annuities. In making this determination, you and your financial consultant should consider the following factors:



-     The length of time that you plan to own your Contract



-     The frequency, amount and timing of any partial earnings



-     The amount of your purchase payments



Choosing the Payment Enhancement is generally advantageous except in the following situation: if you intend to make a single purchase payment to your Contract or a high initial purchase payment relative to renewal purchase payments and you intend to hold your Contract for more than 11 years.



We expect to make a profit from the Contracts. The charges used to recoup the expense of paying the Payment Enhancement include the withdrawal charge and the asset based charges. (See "CHARGES AND DEDUCTIONS".)



If you are considering purchasing a Contract in connection with certain qualified plans, then special considerations regarding the Payment Enhancement may apply. Corporate and self-employed pension and profit sharing plans, as well as tax-sheltered annuity plans, are subject to nondiscrimination rules. The nondiscrimination rules generally require that benefits, rights, or features of the plan not discriminate in favor of highly compensated employees. In evaluating whether the Contract is suitable for purchase in connection with such a qualified plan, you should consider the effect of the Payment Enhancement on the plan's compliance with the applicable nondiscrimination requirements. Violation of these nondiscrimination rules can cause loss of the plan's tax favored status under the Code. Employers intending to use the Contract in connection with such plans should seek competent advice. (See Appendix D - "QUALIFIED PLAN TYPES").



Additional Charges for the Payment Enhancement. If the Payment Enhancement is elected, the separate account annual expenses are increased by 0.35% to 1.75%. The guaranteed interest rate on fixed accounts is reduced by 0.35%. In addition, each purchase payment will be subject to a higher withdrawal charge for a longer period of time. The maximum withdrawal charge if the Payment Enhancement is elected is 8% (as opposed to 6% with no Payment Enhancement) and the withdrawal charge period is 8 years if the Payment Enhancement is elected (as opposed to 7 years with no Payment Enhancement). See "SUMMARY - CHARGES AND DEDUCTIONS."

                             Charges and Deductions



We assess charges and deductions under the Contract against Purchase Payments, Contract Values or annuity benefit payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Funds that are described in the accompanying Fund prospectus. For information on the Optional Benefits fees, see "OPTIONAL BENEFITS" above.



Withdrawal Charges



If you make a withdrawal from your Contract during the Accumulation Period, we may assess a withdrawal charge (contingent deferred sales charge) against amounts withdrawn attributable to Purchase Payments that have been in the Contract less than seven complete Contract Years (eight complete years if the Payment Enhancement rider was selected for a John Hancock New York Contract). There is never a withdrawal charge with respect to earnings accumulated in the Contract, certain other amounts available for withdrawal described below or Purchase Payments that have been in the Contract more than seven complete Contract Years (eight complete years if the Payment Enhancement rider was selected for a John Hancock New York Contract). In no event may the total withdrawal charges exceed 6% (8% if the Payment Enhancement rider is elected for a John Hancock New York Contract) of the amount invested. We discuss the amount of the withdrawal charge and when it is assessed below.



We allocate each withdrawal from the Contract first to the amount available without withdrawal charges and second to "unliquidated Purchase Payments." In any Contract year, the amount available without withdrawal charges for that year is the greater of:



- 10% of total Purchase Payments (less all prior partial withdrawals in that Contract Year), and



- the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over the unliquidated Purchase Payments).



We will apply the amount withdrawn without withdrawal charges to a requested withdrawal, first, to withdrawals from Variable Investment Options and then to withdrawals from Fixed Investment Options beginning with those with the shortest guarantee period first and the longest guarantee period last.



Withdrawals in excess of the amount available without withdrawal charges may be subject to withdrawal charges. We will assess a withdrawal charge against Purchase Payments liquidated that have been in the Contract for less than seven years (eight complete years if the Payment Enhancement rider was selected for a John Hancock New York Contract). We will liquidate Purchase payments on a first-in first-out basis. On any withdrawal request, we will liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the amount available without withdrawal charges in the order such Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc. until all Purchase Payments have been liquidated.



Upon a full surrender of a John Hancock USA Contract, John Hancock USA will liquidate the excess of all unliquidated Purchase Payments over the free withdrawal amount for purposes of calculating the withdrawal charge.



Each Purchase Payment or portion thereof liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the Purchase Payment has been in the Contract. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown in the Fee Tables.



The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.



We deduct the withdrawal charge from the Contract Value remaining after the Contract Owner is paid the amount requested, except in the case of a complete withdrawal when we deduct it from the amount otherwise payable. In the case of a partial withdrawal, the amount requested from an investment account may not exceed the value of that investment account less any applicable withdrawal charge.



There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and we impose no withdrawal charges on the Maturity Date if the Contract Owner annuitizes as provided in the Contract.



We will use the amount collected from the withdrawal charge to reimburse us for the compensation we pay to cover selling concessions to broker-dealers, preparation of sales literature and other expenses related to sales activity.



For examples of calculation of the withdrawal charge, see Appendix [A] to this Prospectus. In the case of group annuity Contracts issued by John Hancock USA, John Hancock USA reserves the right to modify the withdrawal charge as to certificates issued after the effective date of a change specified in written notice to the group holder.

Waiver of Applicable Withdrawal Charge - Confinement to Eligible Nursing Home



(John Hancock USA Contracts only)



In states where approved, any applicable withdrawal charge will be waived on a total withdrawal prior to the Maturity Date if all the following apply:



We deduct asset-based charges totaling 1.65% on an annual basis for administration, distribution and mortality and expense risks, assuming no optional rider has been elected.



- the Owner has been confined to an "Eligible Nursing Home" for at least 180 days (the waiver does not apply to the confinement of any annuitant unless the Owner is a non-natural person;



-     the confinement began at least one year after the Contract Date;



-     confinement was prescribed by an "physician";



- both the Owner and the annuitant are alive as of the date we pay the proceeds of such total withdrawal;



- the request for a total withdrawal and "Due Proof of Confinement" are received by us, in good order, no later than 90 days after discharge.



An "Eligible Nursing Home" is a licensed "Long Term Care Facility" or "Hospital" providing medically necessary inpatient care that is prescribed in writing by a licensed "Physician" and is based on physical limitations which requires daily living in an institutional setting. A "Long Term Care Facility" is a facility which (a) is located in the United States or its territories; (b) is licensed by the jurisdiction in which it located; (c) provides custodial care under the supervision of a registered nurse (R.N.); and (d) can accommodate three or more persons. A "Hospital" is a facility which is (a) licensed as a Hospital by the jurisdiction in which it is located; (b) is supervised by a staff of licensed physicians; (c) provides nursing services 24 hours a day by, or under the supervision of, a registered nurse (R.N.); (d) operates primarily for the care and treatment of sick or injured persons as inpatients for a charge; and (e) has access to medical, diagnostic and major surgical facilities.



A "Physician" is a person other than you, the annuitants(s) or a member of your or the annuitant's families who is a licensed medical doctor (M.D.) or a licensed doctor of osteopathy (D.O.), practicing within the scope of that license.



"Due Proof of Confinement" is a letter signed by an eligible "Physician" containing: (a) the date the Owner was confined, (b) the name and location of the "Eligible Nursing Home," (c) a statement that the confinement was medically necessary in the judgment of the Physician and (d) if applicable, the date the Owner was released from the "Eligible Nursing Home".



The waiver is only applicable for total withdrawals and does not apply to partial withdrawals. The waiver described above is not available in all states and certain terms may vary depending on the state of issue as noted in your contract. Withdrawals may be taxable and if made prior to age 59 -1/2 may be subject to a 10% penalty. See "Federal Tax Matters".



Administration Fee



Except as noted below, we will deduct each year an annual administration fee of $30 as partial compensation for the cost of providing all administrative services attributable to the Contracts and our operations and those of the Separate Account in connection with the Contracts. However, if during the Accumulation Period the Contract Value is equal to or greater than $100,000 at the time of the fee's assessment, we will waive the fee. During the Accumulation Period, this administration fee is deducted on the last day of each Contract Year. It is withdrawn from each investment option in the same proportion that the value of such investment option bears to the Contract Value. If the entire Contract is withdrawn on other than the last day of any Contract Year, the $30 administration fee will be deducted from the amount paid. During the annuity period, the fee is deducted on a pro-rata basis from each annuity payment. However, the $30 administration fee will not reduce the amount paid below the amount that is guaranteed in the Contract.



We also deduct a daily charge in an amount equal to 0.15% of the value in each Variable Investment Option on an annual basis from each sub-account to reimburse us for administrative expenses. We will not deduct this asset based administrative charge from the Fixed Investment Option. We reflect the charge in the Contract Value as a proportionate reduction in the value in each Variable Investment Option. Because this portion of the administrative fee is a percentage of assets rather than a flat amount, larger Contracts will in effect pay a higher proportion of this portion of the administrative expense than smaller Contracts.



Even though administrative expenses may increase, we guarantee that we will not increase the amount of the administration fees. There is no necessary relationship between the amount of the administrative charge imposed on a given Contract and the amount of the expense that may be attributed to that Contract.



Mortality and Expense Risks Charge



The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity benefit payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity benefit payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a Death Benefit. (See "DEATH BENEFIT DURING ACCUMULATION PERIOD.") The expense risk we assume is the risk that the administration charges or withdrawal charge may be insufficient to cover actual expenses.

To compensate us for assuming these risks, we deduct from each of the sub-accounts a daily charge in an amount equal to 1.25% (1.60% if the optional Payment Enhancement is elected for a John Hancock New York Contract) of the value of the variable investment accounts on an annual basis. The rate of the mortality and expense risks charge cannot be increased. . In the case of group contracts, the rate of the mortality and expense risks charge can be increased, but only as to certificates issued after the effective date of the increase and upon 60 days' prior written notice to the group holder. In the case of group Contracts issued by John Hancock USA, John Hancock USA may issue Contracts with a mortality or expense risks charge at rates less than those set out above, if we conclude that the mortality or expense risks of the groups involved are less than the risks it has determined for persons for whom the Contracts have been generally designed. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. On the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, we assess the mortality and expense risks charge although we bear only the expense risk and not any mortality risk. We do not assess the mortality and expense risks charge against the Fixed Investment Option.



Reduction or Elimination of Charges and Deductions



We may reduce or eliminate the amount of the charges and deductions for certain Contracts where permitted by state law. These Contracts would involve sales that are made to individuals or to a group of individuals in a manner that results in savings of sales or maintenance expenses or that we expect may result in reduction of other risks that are normally associated with the Contracts. We will determine entitlement to such a reduction in the charges or deductions in the following manner:



- We will consider the size and type of group to which sales are to be made. Generally, sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of contracts with fewer sales contacts.



- We will consider the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones.



- We will consider the nature of the group or class for which the Contracts are being purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts.



- We will consider any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.



- We will consider the level of commissions paid to selling broker-dealers . Certain broker-dealers may offer the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may elect to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses.



- There may be other circumstances of which we are not presently aware, which could result in reduced expenses.



If after consideration of the foregoing factors, we determine that there will be a reduction in expenses, we will provide a reduction in the charges or deductions. We will eliminate the withdrawal charge when a Contract is issued to officers, trustees, directors or employees (or a relative thereof) of us , or any of our affiliates, or John Hancock Trust. In no event will we permit reduction or elimination of the charges or deductions where that reduction or elimination will be unfairly discriminatory to any person. For further information, contact your registered representative.



Premium Taxes


We will charge you for state premium taxes to the extent we incur them and reserve the right to charge you for new taxes we may incur.


We make deductions for any applicable premium or similar taxes based on the amount of a premium payment. Currently, certain local jurisdictions assess a tax of up to 5% of each premium payment.



In most cases, we deduct a charge in the amount of the tax from the total value of the contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right , however, to deduct the charge from each premium payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage times the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.



             (A) STATE             PREMIUM TAX RATE
        QUALIFIED CONTRACTS    NON-QUALIFIED CONTRACTS
        -------------------    -----------------------
CA              0.50%                  2.35%
GUAM            4.00%                  4.00%
ME(A)           0.00%                  2.00%
NV              0.00%                  3.50%
PR              1.00%                  1.00%
SD(A)           0.00%                  1.25%
WV              1.00%                  1.00%
WY              0.00%                  1.00%



(A)   We pay premium tax paid upon receipt of premium.

                               Federal Tax Matters



INTRODUCTION



The following discussion of the Federal income tax treatment of the contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The Federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.



This discussion does not address state or local tax consequences associated with the purchase of a contract. In addition, we make no guarantee regarding any tax treatment -- Federal, state, or local -- of any contract or of any transaction involving a Contract.



OUR TAX STATUS



We are taxed as a life insurance company. Because the operations of the Separate Account are a part of, and are taxed with, our operations, the Separate Account is not separately taxed as a "regulated investment company" under the Code. Under existing Federal income tax laws, we are not taxed on the investment income and capital gains of the Separate Account, but the operations of the Separate Account may reduce our Federal income taxes. For example, we may be eligible for certain tax credits or deductions relating to foreign taxes paid and dividends received by the portfolios. Our use of these tax credits and deductions will not adversely affect or benefit the Separate Account. We do not anticipate that we will be taxed on the income and gains of the Separate Account in the future, but if we are, we may impose a corresponding charge against the Separate Account.



The contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the contracts or the Separate Account. Currently, we do not anticipate making a charge of such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.



SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFIT RIDERS



At present, the IRS has not provided guidance as to the tax effect of adding an optional nursing home waiver of withdrawal charge rider to an annuity contract. The IRS might take the position that each charge associated with these riders is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals.



We do not currently report rider charges as partial withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such. You should consult a tax adviser before electing any of these optional benefit riders.



The optional Principal Plus for Life (or PPFL) rider available under the Contract provides benefits that differ from those traditionally offered under variable annuity contracts. If this rider is in effect, the contract owner or his or her beneficiary may be entitled to take withdrawals under the Guaranteed Withdrawal Amount or Life Income Amount provisions of the rider even if the contract value is zero. Such withdrawals are treated as withdrawals for income tax purposes, and if the investment in the contract has been fully recovered, they are fully includible in income.



If you purchase a Qualified Contract with an optional death benefit or other optional benefit rider, the presence of these benefits may increase the amount of any required minimum distributions under the requirements of your Qualified Plan. See "Qualified Contracts (Contracts Purchased for a Qualified Plan)," below.



NON-QUALIFIED CONTRACTS (CONTRACTS NOT PURCHASED TO FUND A QUALIFIED PLAN)



Undistributed Gains



Except where the owner is not an individual, we expect our contracts to be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your contract until we actually distribute assets to you.



However, a contract held by an owner other than a natural person (for example, a corporation, partnership, limited liability company or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an owner in the year earned. Notwithstanding this general rule, a contract will ordinarily be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as an agent for a natural person.

Taxation of Annuity Payments



When we make payments under a contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.



In the case of variable annuity payments, the exclusion amount is the investment in the contract when payments begin to be made divided by the number of payments expected to be made (taking into account the annuitant's life expectancy and the form of annuity benefit selected). In the case of fixed annuity payments, the exclusion amount is based on the investment in the contract and the total expected value of fixed annuity payments for the term of the contract (determined under IRS regulations). In general, your investment in the contract equals the aggregate amount of premium payments you have made over the life of the contract, reduced by any amounts previously distributed from the contract that were not subject to tax. A simplified method of determining the taxable portion of annuity benefit payments applies to contracts issued in connection with certain Qualified Plans other than IRAs.



Once you have recovered your total investment in the contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the annuitant dies before all of the investment in the contract is recovered, the unrecovered amount generally will be allowed as a deduction on the annuitant's last tax return.



Surrenders, Withdrawals and Death Benefits



When we make a single sum payment from your contract, you have ordinary taxable income to the extent the payment exceeds your investment in the contract (discussed above). Such a single sum payment can occur, for example, if you surrender your contract before the date of maturity or if no extended payment option is selected for a death benefit payment. A single sum payment, for these purposes, includes the total death benefit amount payable to you through the John Hancock Safe Access Account program.



When you take a partial withdrawal from a Contract before the date of maturity, including a payment under a systematic withdrawal plan, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your contract exceeds the investment in the contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. When only the investment in the contract remains, any subsequent withdrawal made before the date of maturity will be a tax-free return of investment. If you assign or pledge any part of your contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.



For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all annuity contracts issued by us or our affiliates to the owner within the same calendar year will be treated as if they were a single contract.



As mentioned above, amounts received in a partial withdrawal are taxable to the extent that the contract value exceeds the investment in the contract.



There may be special income tax issues present in situations where the owner and the annuitant are not the same person and are not married to one another. A tax adviser should be consulted in those situations.


Taxation of Death Benefit Proceeds


All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent such payment exceeds your investment in the contract.



Amounts may be distributed from a contract because of the death of an owner or the annuitant. During the accumulation period, death benefit proceeds are includible in income as follows:



- if distributed in a single sum payment, they are taxed in the same manner as a full withdrawal, as described above, or



- if distributed under an annuity option, they are taxed in the same manner as annuity payments, as described above, or



- If distributed as a series of withdrawals over the beneficiary's life expectancy, they are taxable to the extent the contract value exceeds the investment in the contract.



After a contract matures and annuity payments begin, if the contract guarantees payments for a stated period and the owner dies before the end of that period, payments made to the beneficiary for the remainder of that period are includible in the beneficiary's income as follows:



- if received in a single sum, they are includible in income to the extent that they exceed the unrecovered investment in the contract at that time, or



- if distributed in accordance with the existing annuity option selected, they are fully excludable from income until the remaining investment in the contract has been recovered, and all annuity benefit payments thereafter are fully includible in income.

Penalty Tax on Premature Distributions


There is a 10% IRS penalty tax on the taxable portion of any payment from a non-qualified contract. Exceptions to this penalty tax include distributions:


-     received on or after the date on which the contract owner reaches age
      59-1/2;
- attributable to the contract owner becoming disabled (as defined in the tax law);


- made to a beneficiary on or after the death of the contract owner or, if the contract owner is not an individual, on or after the death of the primary annuitant;



- made as a series of substantially equal periodic payments for the life (or life expectancy) of the owner or for the joint lives (or joint life expectancies) of the owner and designated individual beneficiary;



-     made under a single-premium immediate annuity contract; or


- made with respect to certain annuities issued in connection with structured settlement agreements.

Puerto Rico Non-Qualified Contracts


Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a contract not purchased to fund a Qualified Plan ("Non-Qualified Contract") are treated as a non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Non-Qualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax. The Internal Revenue Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.



Distributions under a Non-Qualified Contract after annuitization are treated as part taxable income and part non-taxable return of principal. The amount excluded from gross income after annuitization under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total purchase payments paid, until an amount equal to the total purchase payments paid has been excluded. Thereafter, the entire distribution from a Non-Qualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the contract and the annuitant's life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully. If you are a resident of Puerto Rico, you should consult a tax adviser before purchasing an annuity contract.


Diversification Requirements


Your contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the contract. In addition, the rules require that the contract owner not have "investment control" over the underlying assets.



In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the contract owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets." As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner's ability to allocate funds among as many as twenty sub-accounts.



The ownership rights under your contract are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and contract values than was the case in those rulings, it is possible that you would be treated as the owner of your contract's proportionate share of the assets of the Separate Account.



We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Fund will be able to operate as currently described in its prospectus, or that a Fund will not have to change any of its investment objectives or policies. We have reserved the right to modify your contract if we believe doing so will prevent you from being considered the owner of your policy's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.



QUALIFIED CONTRACTS (CONTRACTS PURCHASED FOR A QUALIFIED PLAN)



The Contracts are also available for use in connection with certain types of retirement plans, including IRAs, which receive favorable treatment under the Code ("Qualified Plans"). Numerous special tax rules apply to the participants in Qualified Plans and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in Appendix __ of this

Prospectus, but make no attempt to provide more than general information about use of the Contracts with the various types of Qualified Plans in this Prospectus. We may limit the availability of the Contracts to certain types of Qualified Plans and may discontinue making Contracts available to any Qualified Plan in the future. If you intend to use a Contract in connection with a Qualified Plan you should consult a tax adviser.



We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a Qualified Plan, and contains rules to limit the amount you can contribute to all of your Qualified Plans. Trustees and administrators of Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.



The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity benefit payments under certain Qualified Contracts, there may be no "investment in the contract" and the total amount received may be taxable. Also, loans from Qualified Contracts, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loan must be repaid. (You should always consult your tax adviser and retirement plan fiduciary prior to exercising your loan privileges.) Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution are limited under Qualified Plans.



IF THE CONTRACT IS USED IN CONNECTION WITH A QUALIFIED PLAN, THE OWNER AND ANNUITANT MUST BE THE SAME INDIVIDUAL. [VERIFY] If a co-annuitant is named, all distributions made while the annuitant is alive must be made to the annuitant. Also, if a co-annuitant is named who is not the annuitant's spouse, the annuity options which are available may be limited, depending on the difference in ages between the annuitant and co-annuitant. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act, the spouse or ex-spouse of the owner will have rights in the contract. In such a case, the owner may need the consent of the spouse or ex-spouse to change annuity options or make a withdrawal from the Contract.



Special rules govern the time at which distributions to the owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a beneficiary may extend payment of the death benefits under the contract. IN ADDITION, THE PRESENCE OF THE DEATH BENEFIT OR AN OPTIONAL BENEFIT, SUCH AS THE PRINCIPAL PLUS FOR LIFE RIDER may affect the amount of the required minimum distributions that must be made under the contract. Failure to comply with minimum distribution requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution . In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the owner must generally commence by April 1 of the calendar year following the calendar year in which the owner attains age 70-1/2. In the case of certain other Qualified Plans, such distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. Distributions made under certain Qualified Plans, including IRAs, after the owner's death must also comply with the minimum distribution requirements, and different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual, and, if so, the owner's spouse, or an individual other than the owner's spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your beneficiary wishes to extend over a period of time the payment of the death benefits under your contract, please consult your tax adviser.




Penalty Tax on Premature Distributions



There is also a 10% IRS penalty tax on the taxable amount of any payment from certain Qualified Contracts (but not Section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual's employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an Individual Retirement Annuity or an IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:





-     received on or after the date on which the contract owner reaches age
      59-1/2;



- received on or after the owner's death or because of the owner's disability (as defined in the tax law); or


- made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the owner or for the joint lives (or joint life expectancies) of the owner and designated beneficiary (as defined in the tax law).


These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Sections 401 and 403, the exception for substantially equal periodic payments applies only if the owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs which are used for first time home purchases or for higher education expenses. Special conditions must be met to qualify for these two exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your tax adviser.



When we issue a Contract in connection with a Qualified Plan, we will amend it as necessary to conform to the requirements of the plan. However, your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts. We will not be bound by terms and conditions of Qualified Plans to the extent those terms and conditions contradict a Contract, unless we consent.




Tax-Free Rollovers



If permitted under your plan, you may make a tax-free rollover from:



-     a traditional IRA to another traditional IRA,



- a traditional IRA to another Qualified Plan, including a Section 403(b) plan



- any Qualified Plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) to a traditional IRA,



- any Qualified Plan (other than a Section 457 deferred compensation plan maintained by a tax exempt organization) to another Qualified Plan, including a roll-over of amounts from your prior plan derived from your "after-tax" contributions from "involuntary" distributions,



- a Section 457 deferred compensation plan maintained by a tax-exempt organization to another Section 457 deferred compensation plan maintained by a tax-exempt organization and



- a traditional IRA to a Roth IRA, subject to special restrictions discussed below.





In addition, if your spouse survives you, he or she is permitted to rollover your tax-qualified retirement account to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse's plan.



Withholding on Eligible Rollover Distributions. If a Contract is used in connection with a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code, or a governmental deferred compensation plan described in Section 457(b) of the Code, any eligible rollover distribution from the Contract will be subject to mandatory withholding . An eligible rollover distribution generally is any taxable distribution from such except (i) minimum distributions required under Section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and (iii) if applicable, certain hardship withdrawals.



Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. However this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you choose to have it directly transferred to a Qualified Plan. Before you receive an eligible rollover distribution, we will provide a notice explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.



Loans


A loan privilege is available only to owners of contracts issued in connection with Section 403(b) retirement arrangements that are not subject to Title 1 of the Employee Retirement Income Security Act of 1974 (ERISA). The rules governing the availability of loans, including the maximum loan amount, are prescribed in the Code, IRS regulations, and our procedures in effect at the time a loan is made. Because the rules governing loans under section 403(b) contracts are complicated, you should consult your tax adviser before exercising the loan privilege. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply.



Federal tax law generally requires loans to be repaid within 5 years (except in cases where the loan was used to acquire the principal residence of the plan participant), with repayments made at least quarterly and in level payments over the term of the loan. Interest will be charged on your loan amount. Failure to make a loan repayment when due will result in adverse tax income tax consequences to you.


The amount of any unpaid loans will be deducted from the death benefit otherwise payable under the contract. In addition, loans, whether or not repaid, will have a permanent effect on the contract value because the investment results of the investment accounts will apply only to the unborrowed portion of the contract value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable.


Puerto Rico Contracts Issued to Fund Retirement Plans



The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. Although we may offer variable annuity contracts in Puerto Rico in connection with Puerto Rican "tax qualified" retirement plans, the text of this Prospectus addresses federal tax law only and is inapplicable to the tax laws of Puerto Rico.

SEE YOUR OWN TAX ADVISER



The foregoing description of Federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax adviser.



                                 General Matters



Asset Allocation Services


We are aware that certain third parties are offering asset allocation and timing services ("Asset Allocation Services") in connection with the Contract. In certain cases we have agreed to honor transfer instructions from such Asset Allocation Services where we have received powers of attorney, in a form acceptable to us, from the Contract Owners participating in the service and where the Asset Allocation Service has agreed to the trading restrictions imposed by us. WE DO NOT ENDORSE, APPROVE OR RECOMMEND SUCH SERVICES IN ANY WAY AND YOU SHOULD BE AWARE THAT FEES PAID FOR SUCH SERVICES ARE SEPARATE AND IN ADDITION TO FEES PAID UNDER THE CONTRACT.


Restrictions Under the Texas Optional Retirement Program


(for Contracts issued by John Hancock USA)



Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program ("ORP") to withdraw their interest in a variable annuity Contract issued under the ORP only upon:


- termination of employment in the Texas public institutions of higher education,
-     retirement,
-     death, or
-     the participant's attainment of age 70-1/2.


Accordingly, before we may distribute any amounts from the Contract, you must furnish proof to us that one of these four events has occurred. The foregoing restrictions on withdrawal do not apply in the event a participant in the ORP transfers the Contract Value to another Contract or another qualified custodian during the period of participation in the ORP. Loans are not available under contracts subject to the ORP.


Distribution of Contracts


We pay compensation for sales of the Contracts.



John Hancock Distributors, LLC ("JH Distributors"), a Delaware limited liability company that John Hancock USA controls, is the principal underwriter and distributor of the Contract offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Trust's Funds that are used to fund certain Variable Investment Options under the Contract and under other annuity and life insurance products we offer.




JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "1934 Act") and is a member of the National Association of Securities Dealers, Inc. (the "NASD").



We offer the Contract for sale through broker-dealers that have entered into selling agreements with JH Distributors. Broker-dealers sell the Contract through their registered representatives who have been appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of the NASD, may also offer the Contract directly to potential purchasers. Signator Investors, Inc. is an affiliated Broker-Dealer.



JH Distributors pays compensation to broker-dealers for the promotion and sale of the Contract. The individual representative who sells you the Contract typically will receive a portion of the compensation, under the representative's own arrangement with his or her broker-dealer. Our affiliated broker-dealers may pay additional cash and non-cash incentives to their representatives for sales of the Contract described in this Prospectus that they would not pay in connection with the sale of other contracts issued by unaffiliated companies.



A limited number of affiliated and/or non-affiliated broker-dealers may also be paid commissions or overrides to "wholesale" the Contract, that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. We may also provide compensation to broker-dealers for providing ongoing service in relation to Contract that have already been purchased.






Standard Compensation. The amount and timing of compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed, 6% of Purchase Payments. In addition, beginning one year after each Purchase Payment, JH Distributors may pay ongoing compensation at an annual rate of up to 1.20% of the values of the Contracts attributable to such Purchase Payments. The greater the amount paid by JH Distributors at the time you make a purchase payment, the less it will pay as ongoing compensation. Contract Owners do not pay this compensation directly. JH Distributors pays the compensation from its assets but expects to recoup it through the fees and charges imposed under the Contract. (See CHARGES AND DEDUCTIONS.)



Additional Compensation and Revenue Sharing. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, selling broker dealers may receive additional payments in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm's "due diligence" examination of the Contract, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its administrative systems, operations and marketing expenses and/or other events or activities sponsored by the firms. Subject to applicable NASD rules and other applicable laws and regulations, JH Distributors and its affiliates may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash, or other awards.


These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements involving selling firms and other financial institutions in the Statement of Additional Information, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.


Differential Compensation. Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling other variable contracts. The compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received under standard or additional compensation or revenue sharing arrangements to their registered representatives. The additional compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. As a result, registered representatives may be motivated to sell the contracts of one issuer over another issuer, or one product over another product. You should contact your registered representative for more information on compensation arrangements in connection with your purchase of the Contract.


Confirmation Statements


You will be sent confirmation statements for certain transactions in your account. You should carefully review these statements to verify their accuracy. You should report any mistakes immediately to our Annuity Service Office. If you fail to notify our Annuity Service Office of any mistake within 60 days of the mailing of the confirmation statement, we will deem you to have ratified the transaction.





Reinsurance Arrangements


From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the contracts' guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer's contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed Death Benefits and fixed account guarantees.

APPENDIX A: Examples of Calculation of Withdrawal Charge


[APPENDICES TO BE UPDATED]


EXAMPLE 1*- Assume a single payment of $50,000 is made into the contract, no transfers are made, no additional payments are made and there are no partial withdrawals. The table below illustrates five examples of the withdrawal charges that would be imposed if the contract is completely withdrawn, based on hypothetical contract values.



                                                                      WITHDRAWAL CHARGE
CONTRACT     HYPOTHETICAL       FREE WITHDRAWAL      PAYMENTS      -----------------------
  YEAR      CONTRACT VALUE          AMOUNT          LIQUIDATED     PERCENT          AMOUNT
--------    --------------      ---------------     ----------     -------          ------
    2           55,000                  5,000(A)        50,000        6%             3,000
    4           50,500                  5,000(B)        45,500        5%             2,275
    6           60,000                 10,000(C)        50,000        3%             1,500
    7           35,000                  9,000(D)        45,000        2%               900
    8           70,000                 20,000(E)        50,000        0%                 0



During any contract year the free withdrawal amount is the greater of accumulated earnings, or 10% of the total payments made under the contract less any prior partial withdrawals in that Contract year.


(A) In the second contract year the earnings under the contract and 10% of payments both equal $5,000. Consequently, on total withdrawal $5,000 is withdrawn free of the withdrawal charge, the entire $50,000 payment is liquidated and the withdrawal charge is assessed against such liquidated payment (contract value less free withdrawal amount).



(B) In the example for the fourth contract year, the accumulated earnings of $500 is less than 10% of payments, therefore the free withdrawal amount is equal to 10% of payments ($50,000 X 10% = $5,000) and the withdrawal charge is only applied to payments liquidated (Contract Value less free withdrawal amount).



(C) In the example for the sixth contract year, the accumulated earnings $10,000 is greater than 10% of payments ($5,000), therefore the free withdrawal amount is equal to the accumulated earnings of $10,000 and the withdrawal charge is applied to the payments liquidated (contract value less free withdrawal amount).

(D) In the example for the seventh contract year, the contract has negative accumulated earnings ($35,000-$50,000) so the free withdrawal amount is equal to 10% of payments ($50,000 X 10%=$5,000) and the withdrawal charge is applied to total payments less the free withdrawal amount.



(E) There is no withdrawal charge on any payments liquidated that have been in the contract for at least 7 years.



Example 2 - Assume a single payment of $50,000 is made into the Contract, no transfers are made, no additional payments are made and there are a series of four partial withdrawals made during the third Contract year of $2,000, $5,000, $7,000 and $8,000.


                                             FREE                             WITHDRAWAL CHARGE
 HYPOTHETICAL      PARTIAL WITHDRAWAL     WITHDRAWAL      PAYMENTS         -----------------------
CONTRACT VALUE         REQUESTED            AMOUNT       LIQUIDATED        PERCENT          AMOUNT
--------------     ------------------     ----------     ----------        --------         ------
   65,000                2,000             15,000(A)              0           5%              0
   49,000                5,000              3,000(B)          2,000           5%             100
   52,000                7,000              4,000(C)          3,000           5%             150
   44,000                8,000                  0(D)          8,000           5%             400


The free withdrawal amount during any Contract year is the greater of the Contract Value less the unliquidated payments (accumulated earnings), or 10% of payments less 100%of all prior withdrawals in that Contract year.



(A) For the first example, accumulated earnings of $15,000 is the free withdrawal amount since it is greater than 10% of payments less prior withdrawals ($5,000-0). The amount requested (2,000) is less than the free withdrawal amount so no payments are liquidated and no withdrawal charge applies.



(B) The Contract has negative accumulate earnings ($49,000 - $50,000), so the free withdrawal amount is limited to 10% of payments less all prior withdrawals. Since 2,000 has already been withdrawn in the current Contract year, the remaining free withdrawal amount during the third Contract year is $3,000. The $5,000 partial withdrawal will consist of $3,000 free of withdrawal charge, and the remaining $2,000 will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $48,000.



(C) The Contract has increased in value to 52,000. The unliquidated payments are 48,000 so the accumulated earnings are $4,000, which is greater than 10% of payments less prior withdrawals ($5,000 - $2,000 - $5,000 0). Hence the free withdrawal amount is $4,000. Therefore, $3,000 of the $7,000 partial withdrawal will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $45,000.



(D) The free withdrawal amount is zero since the Contract has negative accumulated earnings ($44,000 - $45,000) and the full 10% of payments ($5,000) has already been withdrawn. The full amount of $8,000 will result in payments being liquidated subject to a withdrawal charge. At the beginning of the next Contract year the full 10% of payments would be available again for withdrawal requests during that year.

                         APPENDIX : QUALIFIED PLAN TYPES



TRADITIONAL IRAS



Individual Retirement Annuities



Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or IRA (sometimes referred to as a traditional IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-deferred basis into an IRA. The contract may not, however, be used in connection with an Education IRA under Section 530 of the Code.



The Contract may be issued with a death benefit or an optional benefit rider such as Principal Plus for Life. The presence of these benefits may increase the amount of any required minimum distributions for IRAs and other contracts subject to the required minimum distribution rules.



Distributions



In general, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a contract not purchased under a Qualified Plan, you may incur additional adverse tax consequences if you make a surrender or withdrawal before you reach age 59-1/2 (unless certain exceptions apply as specified in Code section 72(t)). If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender proceeds, single sum death benefit or annuity payment, may be excluded from your taxable income when you receive the proceeds.



The tax law requires that annuity payments under a traditional IRA contract begin no later than April 1 of the year following the year in which the owner attains age 70-1/2. The amount that must be distributed each year is computed on the basis of the owner's age and the value of the contract, taking into account both the account balance and, in 2006 and subsequent years, the actuarial present value of other benefits provided under the contract.



ROTH IRAs



Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain respects.



Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income. A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the owner was made. Second, the distribution must be:


-     made after the owner attains age 59-1/2;

-     made after the owner's death;

-     attributable to the owner being disabled; or

-     a qualified first-time homebuyer distribution within the meaning of
      Section 72(t)(2)(F) of the Code.


In addition, distributions from Roth IRAs need not commence when the owner attains age 70-1/2. A Roth IRA may accept a "qualified rollover contribution" from a non-Roth IRA, but a Roth IRA may not accept rollover contributions from other Qualified Plans.



If the Contract is issued with [CERTAIN - verify] death benefits or an optional benefit such as Principal Plus for Life, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which include Roth IRAs) and other contracts subject to the minimum distribution rules. Also, the state tax treatment of a Roth IRA may differ from the Federal income tax treatment of a Roth IRA. If you intend to use the contract in connection with a Roth IRA, you should seek independent tax advice.



Conversion to a Roth IRA



You can convert a traditional IRA to a Roth IRA, unless



-     you have adjusted gross income over $100,000, or



-     you are a married taxpayer filing a separate return.



The Roth IRA annual contribution limit does not apply to converted amounts.

You must, however, pay tax on any portion of the converted amount that would have been taxed if you had not converted to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA.



SIMPLE IRA PLANS



In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA retirement plan if the employer employed 100 or fewer employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. If the contract is issued with a death benefit or an optional benefit such as Principal Plus for Life, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SIMPLE IRAs) and other contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SIMPLE IRA retirement plan, and rules on taxation of distributions from a SIMPLE retirement plan, are generally the same as those discussed above for distributions from a traditional IRA. Employers intending to use the contract in connection with such plans should seek independent tax advice.



SIMPLIFIED EMPLOYEE PENSIONS (SEP-IRAs)



Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. If the contract is issued with a death benefit or an optional benefit such as Principal Plus for Life, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SEP-IRAs) and other contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.



TAX-SHELTERED ANNUITIES



Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the purchase payments from gross income for tax purposes. These contracts are commonly referred to as "tax-sheltered annuities." Purchasers of the contracts for such purposes should seek competent advice as to eligibility, limitations on purchase payments, and other tax consequences . In particular, purchasers should note that the contract provides death benefit options that may exceed both aggregate purchase payments and contract value. It is possible that the IRS could characterize the death benefit as an incidental death benefit, resulting in currently taxable income to the owner. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. If a Contract is issued with a death benefit or an optional benefit rider such as a GRIP benefit, Principal Plus or Principal Plus for Life, the presence of these benefits may increase the amount of any required minimum distributions that must be made .


Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

- contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988,

-     earnings on those contributions, and


- earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of 1988.


These amounts can be paid only if the employee has reached age 59-1/2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the contract value to the issuer of another tax-sheltered annuity or into a
Section 403(b)(7) custodial account.)


PENSION AND PROFIT SHARING PLANS QUALIFIED UNDER SECTION 401(a)



In general, an employer may deduct from its taxable income premium payments it makes under a qualified pension or profit-sharing plan described in Section 401(a) of the Code. Employees participating in the plan generally do not have to pay tax on such contributions when made. Special requirements apply if a 401(a) plan covers an employee classified under the Code as a "self-employed individual" or as an "owner-employee."



Annuity payments (or other payments, such as upon withdrawal, death or surrender) generally constitute taxable income to the payee; and the payee must pay income tax on the amount by which a payment exceeds its allocable share of the employee's "investment in the contract" (as defined in the Code), if any. In general, an employee's "investment in the contract" equals the aggregate amount of premium payments made by the employee.

Minimum distributions to the employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the year in which the employee reaches age 70-1/2 or, if later, retires. (In the case of an employee who is a 5-percent owner as defined in Code section 416, the required beginning date is April 1 of the year following the year in which the employee reaches age 70-1/2.)



CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT-SHARING PLANS



The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans. The contract provides death benefit options that in certain circumstances may exceed both aggregate purchase payments and contract value. It is possible that the IRS could characterize the death benefit as an incidental death benefit, resulting in currently taxable income to the participant. There also are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans. [If the contract is issued with [CERTAIN - verify] death benefits or an optional benefit such as a GRIP benefit, Principal Plus or Principal Plus for Life, the presence of these benefits may increase the amount of any required minimum distributions that must be made. Employers intending to use the contract in connection with such plans should seek independent advice.



DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS



Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for Federal income tax purposes.



A Section 457 plan must satisfy several conditions, including the following:



- it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency), and



- all compensation deferred under the plan must remain solely the employer's property, subject to the claims of the employer's creditors.



When we make payments under your contract, the payment is taxed as ordinary income. Minimum distributions under a Section 457 plan must begin no later than April 1 of the year following the year in which the employee reaches age 70-1/2 or, if later, retires.

                 APPENDIX __ : PRINCIPAL PLUS FOR LIFE EXAMPLES



The following examples provide hypothetical illustrations of the benefits provided under the Principal Plus for Life optional benefit rider. These illustrations are not representative of future performance under your Contract, which may be higher or lower than the amounts shown.



Example PPFL-1. Assume a single purchase payment of $100,000 at Covered Person's age 55, no additional purchase payments are made, withdrawals equal to the GWA are taken beginning in year 11. Also assume that the Contract Value is less than the GWB at the eligible Step-Up Dates, so there is no Step-Up and the Covered Person survives at least 31 years from issue.



                                                                                                  GWB ON
                    PURCHASE                                     WITHDRAWAL                      CONTRACT
CONTRACT YEAR       PAYMENTS          GWA            LIA           TAKEN           BONUS       ANNIVERSARY
----------------  -------------  -------------  -------------  --------------  -------------  --------------
        At issue  $     100,000            N/A            N/A  $            0  $           0  $      100,000
               1              0  $       5,000            N/A               0          5,000         105,000
               2              0           5250            N/A               0          5,000         110,000
               3              0          5,500            N/A               0          5,000         115,000
               4              0          5,750            N/A               0          5,000         120,000
               5              0          6,000            N/A               0          5,000         125,000
               6              0          6,250            N/A               0          5,000         130,000
               7              0          6,500            N/A               0          5,000         135,000
               8              0          6,750            N/A               0          5,000         140,000
               9              0          7,000            N/A               0          5,000         145,000
              10              0          7,250            N/A               0          5,000         150,000
              11              0          7,500  $       7,500           7,500              0         142,500
              12              0          7,500          7,500           7,500              0         135,000
              13              0          7,500          7,500           7,500              0         127,500
              14              0          7,500          7,500           7,500              0         120,000
              15              0          7,500          7,500           7,500              0         112,500
              20              0          7,500          7,500           7,500              0          75,000
              25              0          7,500          7,500           7,500              0          37,500
              30              0          7,500          7,500           7,500              0               0
             31+              0              0          7,500           7,500              0               0



Example PPFL-2. Assume an initial purchase payment of $100,000 at Covered Person's age 65, an additional purchase payment of $10,000 is made at the beginning of the Contract Year 2, a withdrawal equal to the GWA is taken in Contract Year 3, no withdrawals are taken in Contract Years 1, 2, 4, 5 (resulting in bonuses in those years). Also assume that the contract value at the end of year 3 is less than the GWB so there is no step-up.



                                  GWA AFTER      LIA AFTER                                       GWB ON
                 PURCHASE         PURCHASE       PURCHASE       WITHDRAWAL                      CONTRACT
CONTRACT YEAR    PAYMENTS          PAYMENT        PAYMENT         TAKEN           BONUS       ANNIVERSARY
---------------  -------------  -------------  -------------  --------------  -------------  --------------
       At issue  $     100,000            - -            N/A  $            0  $           0  $      100,000
              1              0  $       5,000  $       5,000               0          5,000         105,000
              2         10,000          5,750          5,750               0          5,500         120,500
              3              0          6,025          6,025           6,025              0         114,475
              4              0          6,025          6,025               0          5,500         119,975
              5              0          6,025          6,025               0          5,500         125,475



Example PPFL-3. Assume a single purchase payment of $100,000 at age 63, no additional purchase payments are made, the GWB Steps-Up at the end of Contract Year 3, withdrawals equal to the GWA are taken in Contract Years 1, 2, 3 and 4 and a withdrawal exceeding the GWA is taken at the end of Contract Year 5 (resulting in a reset). Since withdrawals are taken every year, there are no bonuses.

                                                                                HYPOTHETICAL
                                                                                  CONTRACT
                                                                                  VALUE ON
                                                                                  CONTRACT
                                   GWA AFTER      LIA AFTER                     ANNIVERSARY        GWB ON
                    PURCHASE       PURCHASE       PURCHASE       WITHDRAWAL       PRIOR TO        CONTRACT
CONTRACT YEAR       PAYMENTS        PAYMENT        PAYMENT         TAKEN         RIDER FEE      ANNIVERSARY
----------------  -------------  -------------  -------------  --------------  --------------  --------------
        At issue       $100,000  $          --  $          --  $           --  $           --  $      100,000
               1              0          5,000             --           5,000         102,000          95,000
               2              0          5,000             --           5,000         103,828          90,000
               3              0          5,000          4,500           5,000         105,781         105,781
               4              0          5,289          5,289           5,289          94,946         100,492
               5              0          5,289          5,289          10,000          79,898          79,898
               6              0          3,995          3,995

                 APPENDIX ___ THE JOHN HANCOCK EXCHANGE PROGRAM



We will permit an eligible owner of a John Hancock qualifying contract to exchange that contract for a new Venture variable annuity contract ("NEW CONTRACT"). If you are eligible and elect to exchange a John Hancock qualifying contract, you must surrender your existing contract and transfer all of its contract value to us. We will waive any future withdrawal charges under the New Contract we issue .



John Hancock Qualifying Contracts



We limit this exchange program to certain variable annuity contracts issued by either John Hancock Life Insurance Company or John Hancock Variable Life Insurance Company. The qualifying variable annuity contracts are:



-     Accommodator 2000 Variable Annuity,



-     Declaration Variable Annuity,



-     Independence Variable Annuity,



-     Independence Preferred Variable Annuity,



-     Independence 2000 Variable Annuity,



-     Patriot Variable Annuity,



-     Revolution Access Variable Annuity, and



-     Revolution Value Variable Annuity.



Eligibility Requirements



You are eligible to participate in the John Hancock Exchange Program if:



-     You own a John Hancock qualifying contract,



- Neither you nor any other payee receive annuity benefit payments under your John Hancock qualifying contract,



- There are no remaining withdrawal charges that would be assessed against the value of your John Hancock qualifying contract if you were to make a partial withdrawal or surrender that contract,



- The death benefit value under your John Hancock qualifying contract is less than or equal to the current surrender value of that contract (see "Death Benefit before Maturity Date" on page 5 of this Supplement), and



- If your John Hancock qualifying contact contains a Guaranteed Retirement Income Benefit rider, the guaranteed benefit under that optional benefit is less than or equal to the current surrender value of that contract.



                            IMPORTANT CONSIDERATIONS



AN EXCHANGE MAY NOT BE IN YOUR BEST INTEREST



The benefits and limitations, variable investment options, and charges and deductions of a New Contract will differ from those of a John Hancock qualifying contract. You should carefully review your existing contract and the Venture prospectus (including this supplement) before deciding to make an exchange.



We believe that an exchange as described above will not be a taxable event for Federal tax purposes; however, any owner considering an exchange should consult a tax adviser. We reserve the right to terminate this exchange offer or to vary its terms at any time.



THE CHARGES AND EXPENSES OF A NEW CONTRACT DIFFER FROM THOSE UNDER YOUR EXISTING JOHN HANCOCK QUALIFYING CONTRACT



The New Contract and your qualifying John Hancock contract have different separate account annual expenses, different contract owner transaction expenses, and different variable investment options that result in different total operating expenses charged by the underlying portfolios (i.e., "Funds"), as noted in the tables below:

The following table compares the fees and expenses that you will pay under the New Contact and the John Hancock qualifying contracts at the time that you buy a contract, surrender the contract, or transfer cash value between investment options. State premium taxes may also be deducted.

               NEW
               CONTRACT   ACCOMMODATOR                               INDEPENDENCE   INDEPENDENCE             REVOLUTION   REVOLUTION
               (Venture   2000           DECLARATION  INDEPENDENCE   PREFERRED      2000           PATRIOT   ACCESS       VALUE
               Variable   Variable       Variable     Variable       Variable       Variable       Variable  Variable     Variable
               Annuity)   Annuity        Annuity      Annuity        Annuity        Annuity        Annuity   Annuity      Annuity
------------------------------------------------------------------------------------------------------------------------------------
                                                         MAXIMUM WITHDRAWAL CHARGE:
                                (AS % OF AMOUNT PURCHASE PAYMENTS) FOR EACH YEAR FOLLOWING A PURCHASE PAYMENT

YEAR 1:         waived     8.5%           6.0%          8.0%            8.0%          7.0%            6.0%       0%         7.0%
YEAR 2:         waived     7.5%           6.0%          8.0%            8.0%          6.0%            6.0%       0%         6.0%
YEAR 3:         waived     7.5%           5.0%          8.0%            8.0%          5.0%            5.0%       0%         5.0%
YEAR 4:         waived     7.5%           5.0%(1)       7.0%            7.0%          4.0%            5.0%(1)    0%         4.0%
YEAR 5:         waived     6.0%           4.0%(1)       7.0%            7.0%          3.0%            4.0%(1)    0%         3.0%
YEAR 6:         waived     4.5%           3.0%(1)       6.0%            6.0%          2.0%            3.0%(1)    0%         2.0%
YEAR 7:         waived     3.0%           2.0%(1)       6.0%            6.0%          1.0%            2.0%(1)    0%         1.0%
YEAR 8 AND        0%        0%             0%            0%              0%            0%               0%       0%          0%
THEREAFTER:
------------------------------------------------------------------------------------------------------------------------------------


                                                                          ANNUAL CONTRACT FEE:
               ---------------------------------------------------------------------------------------------------------------------
                $30(4)      $30             $30(2)     $30(2)            $30(2)      $30(2)           $30(2)     $30(3)    $30(3)
------------------------------------------------------------------------------------------------------------------------------------

                                                                         TRANSFER FEE:
------------------------------------------------------------------------------------------------------------------------------------

Maximum Fee     $25         $25             $25         $25              $25         $25              None       $25       $25
Current Fee     $ 0         $ 0             $ 0         $ 0              $ 0         $ 0              None       $25       $ 0
------------------------------------------------------------------------------------------------------------------------------------

1. Withdrawal charges for contracts issued in NY by John Hancock Life Insurance Company differ from those shown. For these contracts, the withdrawal charges for Years 4, 5, 6 and 7 are, respectively, 4%, 3%, 2% and 1%.

2. This Annual Contract Fee charge applies only to contracts of less than $10,000.

3. This Annual Contract Fee charge applies only to contracts of less than $50,000.

4. This Annual Contract Fee charge applies only to contracts of less than $100,000.

The following table compares fees and expenses that you will pay periodically under the New Contact and the John Hancock qualifying contracts during the time that you own a contract. This table does not include annual portfolio operating expenses.

[TO BE UPDATED BY AMENDMENT]

                           NEW                          DECLARATION          DECLARATION
                           CONTRACT     ACCOMMODATOR    Variable             Variable                               INDEPENDENCE
                           (Venture     2000            Annuity              Annuity              INDEPENDENCE      PREFERRED
                           Variable     Variable        (initial payments    (initial payment     Variable          Variable
                           Annuity)     Annuity         up to $250,000)      over $250,000)       Annuity           Annuity
-----------------------------------------------------------------------------------------------------------------------------------
Mortality and expense
risks fee:                    %          0.90%            0.90%                0.90%          0.90%                  1.15%
Administration fee -
asset based:                  %          0.35%            0.35%                0.10%          0.50%                  0.35%
Total (With No Optional
Riders Reflected):            %          1.25%            1.25%                1.00%          1.40%                  1.50%
-----------------------------------------------------------------------------------------------------------------------------------
Optional GEM Benefit          %
Fee:                                                             Not Offered
-----------------------------------
TOTAL (With GEM Fee):         %
-----------------------------------------------------------------------------------------------------------------------------------

                                    FEES DEDUCTED FROM CONTRACT VALUE FOR OPTIONAL BENEFITS:
Principal Plus for
Life (4)
Maximum fee:                0.75%                                              Not Offered
-----------------------------------
Current fee:                0.40%
-----------------------------------------------------------------------------------------------------------------------------------
Enhanced "Stepped Up"                                     0.15%           0.15%
Death Benefit Rider (7)
------------------------
Accidental Death                                          0.10%           0.10%
Benefit Rider (7)
------------------------
Nursing Home Waiver (5)                                   0.05%           0.05%
------------------------
Enhanced Death Benefit      Not           Not                   Not Offered
Rider (6, 7)              Offered       Offered
------------------------
Earnings Enhancement
Death Benefit Rider
------------------------
Accumulated Value
Enhancement
(CareSolutions Plus)
Rider (8)
-----------------------
Guaranteed Retirement
Income Benefit Rider (7)
-----------------------
Waiver of Withdrawal
Charge (CARESolutions)
Rider (5)
-----------------------------------------------------------------------------------------------------------------------------------

                                             PATRIOT             PATRIOT
                           INDEPENDENCE      Variable            Variable             REVOLUTION     REVOLUTION
                           2000              Annuity             Annuity              ACCESS         VALUE
                           Variable          (initial payments   (initial payments    Variable       Variable
                           Annuity           up to $250,000)     over $250,000        Annuity        Annuity
----------------------------------------------------------------------------------------------------------------
Mortality and expense
risks fee:                  1.10%            0.90%                 0.90%              0.95%            0.95%
Administration
fee-asset based:            0.30%            0.35%                 0.10%              0.30%            0.30%
Total (With No Optional
Riders Reflected):          1.40%            1.25%                 1.00%              1.25%            1.25%
------------------------
Optional GEM Benefit                                             Not Offered
Fee:
------------------------
TOTAL (With GEM Fee):
----------------------------------------------------------------------------------------------------------------

                          FEES DEDUCTED FROM CONTRACT VALUE FOR OPTIONAL BENEFITS:

Principal Plus for Life (4)
Maximum fee:
------------------------                                     Not Offered
Current fee:
----------------------------------------------------------------------------------------------------------------
Enhanced "Stepped Up"       0.15%     0.15%                              Not Offered
Death Benefit Rider (7)
------------------------
Accidental Death            0.10%     0.10%
Benefit Rider (7)
------------------------
Nursing Home Waiver (5)     0.05%     0.05%
------------------------
Enhanced Death Benefit                                             0.25%              0.25%
Rider (6, 7)
------------------------
Earnings Enhancement                                               0.25%              0.25%
Death Benefit Rider
------------------------
Accumulated Value            Not Offered                           0.40%              0.35%
Enhancement
(CareSolutions Plus)
Rider (8)
------------------------
Guaranteed Retirement                                              0.30%              0.30%
Income Benefit Rider (7)
------------------------
Waiver of Withdrawal
Charge (CARESolutions)                                               Not              0.10%
Rider (5)                                                          Offered
--------------------------------------------------------------------------------------------------

4.   The Principal Plus for Life fees are reflected as a percentage of Adjusted
     GWB.

5. The Nursing Home Waiver charge and the charge for the Waiver of Withdrawal Charge(CareSolutions Plus) Rider applies to that portion of your contract's total value attributable to premiums that are still subject to withdrawal charges.

6. The rate shown is applicable to Enhanced Death Benefit riders issued after May 1, 2002. In certain states, and for riders issued prior to May 1, 2002, a lower rate may apply.

7. The Enhanced "Stepped Up" Death Benefit Rider Accidental Death Benefit Rider, Enhanced Death Benefit Rider, Earnings Enhancement Death Benefit Rider, and the Guaranteed Retirement Income Benefit Rider charges are a percentage of contract total value.

8. The Accumulated Value Enhancement (CareSolutions Plus) Rider charge is a percentage of initial premium payment.

THE VARIABLE INVESTMENT OPTIONS OF A NEW CONTRACT, INCLUDING THE CHARGES AND EXPENSES OF UNDERLYING PORTFOLIOS, DIFFER FROM THOSE UNDER YOUR EXISTING JOHN HANCOCK QUALIFYING CONTRACT



The Declaration variable annuity contract currently offers six investment options. The Accommodator 2000 variable annuity, Independence variable annuity, Independence Preferred variable annuity, Independence 2000 variable annuity and Patriot variable annuity contracts currently offer eighteen variable investment options. Revolution Value variable annuity and Revolution Access variable annuity currently offer 25 variable investment options. YOU CAN OBTAIN ADDITIONAL INFORMATION ABOUT THE AVAILABLE VARIABLE INVESTMENT OPTIONS UNDER YOUR JOHN HANCOCK QUALIFYING CONTRACT, INCLUDING A CURRENT PROSPECTUS FOR EACH OF THE UNDERLYING PORTFOLIOS, BY CONTACTING JOHN HANCOCK LIFE INSURANCE COMPANY OR JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY AT THE FOLLOWING ADDRESS:



     ANNUITY SERVICE OFFICE:                         MAILING ADDRESS:
       601 Congress Street                         Post Office Box 55106
 Boston, Massachusetts 02210-2805            Boston, Massachusetts 02205-5106
        (617) 663-3000 or



      Toll-free for ACCOMMODATOR 2000, INDEPENDENCE, INDEPENDENCE 2000, INDEPENDENCE PREFERRED CONTRACTS: (800) 732-5543



      Toll-free for DECLARATION, PATRIOT, REVOLUTION ACCESS, REVOLUTION VALUE
      CONTRACTS: (800) 824-0335



You should review this information carefully before electing to exchange a John Hancock qualifying contract for a New Contract.



The New Contract currently offers seventy seven variable investment options. If you elect to exchange your John Hancock qualifying contract for a New Contract with a Principal Plus for Life optional benefit rider, however, you may invest your contract value only in the investment options we make available with this benefit. We describe these investment options in the prospectus. YOU CAN OBTAIN ADDITIONAL INFORMATION ABOUT ALL THE AVAILABLE VARIABLE INVESTMENT OPTIONS UNDER THE NEW CONTRACT, INCLUDING A CURRENT PROSPECTUS FOR EACH OF THE UNDERLYING PORTFOLIOS, BY CONTACTING OUR ANNUITY SERVICE OFFICE AT THE FOLLOWING ADDRESS:



    ANNUITY SERVICE OFFICE:                          MAILING ADDRESS:
      601 Congress Street                          Post Office Box 55230
Boston, Massachusetts 02210-2805             Boston, Massachusetts 02205-5230
(617) 663-3000 or (800) 344-1029



You should review this information carefully before electing to exchange a John Hancock qualifying contract for a New Contract.



The next table compares the minimum and maximum total operating expenses charged by the portfolios (Funds) that you may pay periodically during the time that you own a contract. Fees and expenses of the portfolios are not fixed or specified under the terms of the contracts and may vary from year to year. In most cases, the New Contract's variable investment options invest in the Series II class of shares of the John Hancock Trust and are subject to a 12b-1 fee. The John Hancock qualifying contracts contain fewer variable investment options, as described above. In most cases, the John Hancock qualifying contract's variable investment option invests in the NAV class of shares of the John Hancock Trust and is not subject to a 12b-1 fee. More detail concerning the fees and expenses of each portfolio is contained in that portfolio's prospectus.


               NEW
               CONTRACT   ACCOMMODATOR                               INDEPENDENCE   INDEPENDENCE             REVOLUTION   REVOLUTION
               (Venture   2000           DECLARATION  INDEPENDENCE   PREFERRED      2000          PATRIOT    ACCESS       VALUE
               Variable   Variable       Variable     Variable       Variable       Variable      Variable   Variable     Variable
               Annuity)   Annuity        Annuity      Annuity        Annuity        Annuity       Annuity    Annuity      Annuity
------------------------------------------------------------------------------------------------------------------------------------
                         TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES -

Range of expenses that are deducted from fund assets, including management fees, Rule 12b-1 fees, and other expenses:

MINIMUM:        0.76%        0.50%        0.50%       0.50%           0.50%         0.50%          0.50%       0.50%       0.50%
MAXIMUM:        1.69%        1.15%        1.15%       1.15%           1.15%         1.15%          1.15%       1.16%       1.16%




AMOUNT OF MINIMUM DEATH BENEFIT BEFORE MATURITY DATE. The amount of a minimum guaranteed death benefit may differ between your John Hancock qualifying contract and any New Contract that we may issue under the John Hancock Exchange Program. The following information provides a general summary and may be subject to specific terms, limits and conditions. You should carefully review the prospectus for the New Contract, your John Hancock qualifying contract and the prospectus for your John Hancock qualifying contract for more information on the terms, limits and conditions applicable to your situation.



- NEW CONTRACT (Venture Variable Annuity). IF YOUR AGE AT ISSUE IS LESS THAN 81, the guaranteed minimum death benefit is based on the greatest of (1) the Highest Adjusted Anniversary Value prior to age 81, or (2) the sum of all purchase payments less withdrawals, or (3) the current Contract Value. IF YOUR AGE AT ISSUE IS 81 OR MORE, the guaranteed minimum death benefit is based on the greater of (1) sum of all purchase payments less withdrawals or (2) the current Contract Value.

      The maximum amount guaranteed is $10 million.



- ACCOMMODATOR 2000 Variable Annuity. The guaranteed minimum death benefit is based on the greater of: (1) the current Contract Value or (2) total premium payments less withdrawals and charges (after anniversary nearest age 65, contract value paid only)



- DECLARATION Variable Annuity. The guaranteed minimum death benefit is based on the greater of: accumulated value (adjusted for MVA- except NY) or purchase payments less partial withdrawals.



- INDEPENDENCE Variable Annuity. The guaranteed minimum death benefit is based on the greater of:: (1) contract value or (2) total premium payments less withdrawals and charges. (after anniversary nearest age 75, contract value paid only)



- INDEPENDENCE PREFERRED Variable Annuity. The guaranteed minimum death benefit is based on the greatest of: (1) contract value (2) total premiums less withdrawals and charges, (3) Stepped up value as of last 3-year anniversary (stops at anniversary prior to age 81)



- INDEPENDENCE 2000 Variable Annuity. The guaranteed minimum death benefit is based on the greatest of: (1) contract value (2) total premiums less withdrawals and charges, (3) Stepped up value as of last 5-year anniversary (stops at anniversary prior to age 81)



- PATRIOT Variable Annuity. The guaranteed minimum death benefit is based on the greater of: accumulated value (adjusted for MVA- except NY) or (2) the sum of all purchase payments less withdrawals.



- REVOLUTION ACCESS Variable Annuity. The guaranteed minimum death benefit is based on the greater of: (1) current Contract Value adjusted by a "market value adjustment" (no adjustment for NY contracts) or (2) the sum of all purchase payments less withdrawals.



- REVOLUTION VALUE Variable Annuity. The guaranteed minimum death benefit is based on the greater of: (1) current Contract Value adjusted by a "market value adjustment" (no adjustment for NY contracts) or (2) the sum of all purchase payments less withdrawals.



Even if the current death benefit value under your John Hancock qualifying contract is no greater than your contract's surrender value, you should consider the possibility that that the minimum death benefit under that contract could increase in the future. You should also review your John Hancock qualifying contract carefully for the impact of withdrawals on that contract's guaranteed minimum death benefit. The manner in which we adjust the guaranteed minimum death benefit under a New Contract for withdrawals may differ from that under a John Hancock qualifying contract. (See the section in the New Contract (Venture) prospectus entitled "DESCRIPTION OF THE CONTRACT - Death Benefit During Accumulation Period" for more information about the New Contract.)



OPTIONAL BENEFIT RIDERS



You may have purchased optional benefit riders for your John Hancock qualifying contract that are NOT available with a New Contract. If so, you should review your John Hancock qualifying contract carefully before electing to participate in the John Hancock Exchange Offer. We summarize some of the features of these optional benefits below, but you should review your contract carefully for a complete description of the benefits, conditions and limitations applicable to your situation.



THE FOLLOWING OPTIONAL BENEFIT RIDERS ARE NOT AVAILABLE WITH A NEW CONTRACT, AND YOU WILL NO LONGER BE ENTITLED TO THE BENEFIT IF YOU ELECT TO PARTICIPATE IN THE JOHN HANCOCK EXCHANGE OFFER:



- Enhanced "Stepped Up" Death Benefit Rider to DECLARATION and PATRIOT variable annuity contracts - provides a guarantee that if the annuitant dies before the contract's date of maturity, the death benefit will not be less than the highest total value of the contract (adjusted by any market value adjustment) as of any anniversary of the contract before the annuitant attains age 81, plus any premium payments since that anniversary, minus any withdrawals (and any related withdrawal charges) since that anniversary. The standard death benefit provided by the New Contract features the same terms and conditions as this particular rider.



- Accidental Death Benefit Rider to DECLARATION and PATRIOT variable annuity contracts - provides a benefit upon the accidental death of the annuitant prior to the earlier of the contract's date of maturity or the annuitant's 80th birthday. Under this rider, the beneficiary will receive an amount equal to the total value of the contract as of the date of the accident, up to a maximum of $200,000.



-     Nursing Home Waiver to DECLARATION and PATRIOT variable annuity contracts
      - provides a waiver of the withdrawal charges on any withdrawals, if (a) the contract owner becomes confined to a nursing home following a waiting period described in the rider after the date of issue of the contract, (b) the contract owner remains in the nursing home a continuous period described in the rider and receives skilled nursing care, (c) the issuing company receives a request for a withdrawal and adequate proof of confinement within the period described in the rider after discharge from the facility, and (d) the confinement is prescribed by a doctor and medically necessary. The New Contract provides a Nursing Home Waiver as a standard feature, subject to terms and conditions similar to those of this rider.



- Enhanced Death Benefit Rider to REVOLUTION ACCESS and REVOLUTION VALUE variable annuity contracts - provides a guarantee that the death benefit before the contract's date of maturity will not be less than: (a) for contracts purchased outside New York or Washington states, the amount of each premium accumulated at 5% effective annual interest during the rider's measuring period (less any partial withdrawals and not including any interest on such amounts after they are withdrawn); or, if greater,
      (b) the highest total value of the contract (adjusted by any market value adjustment) as of any anniversary of the contract during the rider's measuring period, plus any premium payments since that anniversary, minus any withdrawals since that anniversary. For these purposes, the benefit's "measuring period" includes only those contract anniversaries that occur
      (1) before we receive proof of death and (2) before the "measuring life" attains age 81. The rider's "measuring life" may vary, depending on the owner and annuitant, as described in the rider.



- Earnings Enhancement Death Benefit Rider to REVOLUTION ACCESS and REVOLUTION VALUE variable annuity contracts - under this benefit, the death benefit before the Maturity Date may be increased by an earnings enhancement amount that will vary based on the age of the owners and annuitants at time of purchase. If all of the owners and the annuitant were under age 70 at the time of purchase, the earnings enhancement amount is 40% of the difference between (a) the death benefit and (b) the premiums paid for the contract, less any withdrawals from the contract in excess of earnings (including any surrender charges imposed on these withdrawals), subject to a maximum benefit amount described in the rider. If any of the owners or the annuitant was age 70 or older at the time of purchase, the earnings enhancement amount is 25% of the difference between
      (a) the death benefit and (b) the premiums paid for the contract, less any withdrawals from the contract in excess of earnings (including any surrender charges imposed on these withdrawals), subject to a maximum benefit amount described in the rider.



- Accumulated Value Enhancement (CareSolutions Plus) Rider* to REVOLUTION ACCESS and REVOLUTION VALUE variable annuity contracts - under this rider, the issuing company makes a contribution to the total value of the contract on a monthly basis if the covered person (who must be an owner and the annuitant): (a) is unable to perform at least 2 activities of daily living without human assistance or has a cognitive impairment, and
      (b) is receiving certain qualified services described in the rider. The specifications page of the contract shows the amount of the contribution (called the "Monthly Benefit"), and the rider contains an inflation protection feature that will increase the Monthly Benefit by 5% each year after the 7th contract year. The specifications page of the contract also contains a limit on how much the total value of the contract can be increased by this rider (the "benefit limit"). The rider must be in effect for 7 years before any contribution will occur.



- Guaranteed Retirement Income Benefit Rider to REVOLUTION ACCESS and REVOLUTION VALUE variable annuity contracts - this benefit guarantees a minimum amount that can be applied to a lifetime annuity payment option, subject to the conditions described in the rider.



- Waiver of Withdrawal Charge (CARESolutions) Rider* to REVOLUTION VALUE variable annuity contracts - provides a waiver of the withdrawal charges on any withdrawals, if (a) the "covered person" becomes confined to a nursing home beginning at least 30 days after the date of issue of the contract, (b) the "covered person" remains in the nursing home for at least 90 consecutive days receiving nursing care, and (c) the confinement is prescribed by a doctor and medically necessary because of a covered physical or mental impairment. In addition, depending on the state, the rider may also provide for a waiver of withdrawal charges if a covered person has been diagnosed with a chronic, critical or terminal illness to the extent so provided in the rider. A "covered person" under the rider includes the owner and the owner's spouse, unless the owner is a trust. If the owner is a trust, a "covered person" includes the annuitant and the annuitant's spouse.



----------
* If you elect to participate in the John Hancock Exchange Program, you will also lose any ancillary benefits, such as access to advice about elder care services and a list of long term care providers in your area.



ANNUITY BENEFIT PAYMENTS



The type and amount of annuity benefit payments available to you under your John Hancock qualifying contract will differ from that available under the New Contract.



TYPE OF ANNUITY BENEFIT PAYMENT. Both your John Hancock qualifying contract and the New Contract provide for annuity benefit payments that may be made on a fixed, variable, or combination fixed and variable basis.



Your John Hancock qualifying contract guarantees that the following annuity options will be made available:

-     Non-refund Life Annuity, and



- Life Annuity with Payments Guaranteed for 5, 10 or 20 Years (Guaranteed Period is 3 to 30 years for DECLARATION and PATRIOT variable annuity contracts with limitations depending on age of contract or certificate).



Annuity options in addition to those that are contractually guaranteed may also be offered under your John Hancock qualifying contract. You can obtain additional information on any additional annuity options currently available under your John Hancock qualifying contract by calling John Hancock Life Insurance Company or John Hancock Variable Life Insurance Company at the following number: (800) 732-5543.



The New Contract guarantees the following annuity options:



-     Non-refund Life Annuity,



-     Life Annuity with Payments Guaranteed for 10 Years,



-     Joint & Survivor Non-refund Life Annuity, and



-     Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years.



We may also offer annuity options from time to time that are in addition to those contractually guaranteed under a New Contract. These additional annuity options may differ from the annuity options available under your John Hancock qualifying contract.



AMOUNT OF ANNUITY BENEFIT PAYMENTS. The annuity purchase rates guaranteed in the New Contract differ from the annuity purchase rates contained in the John Hancock qualifying contracts. This means that even if the total contract value applied to the same type of annuity benefit payment option were equal in amount, the initial annuity benefit payment under a New Contract may differ from that under a John Hancock qualifying contract.



In addition, the "assumed interest rate" used to determine the amount of a variable annuity benefit payment under a New Contract differs from the "assumed interest rate" used to determine the amount of a variable annuity benefit payment under a John Hancock qualifying contract, as summarized below:


                                                    Assumed Interest Rate
                                                    ---------------------
Declaration                                         3.5% (Where permitted by state, annuitant may elect to use 5% or 6%).
Patriot
Revolution Access
Revolution Value
Accomodator 2000                                    3.50%
Independence
Independence Preferred
Independence 2000
Venture                                             3.00%


You should carefully review your John Hancock qualifying contract and the prospectus for that contract for additional information on the calculation of annuity benefit payments before you elect to participate in the John Hancock exchange program.



OTHER MATTERS



There may be differences between a John Hancock qualifying contract, as amended by tax-qualified retirement plan endorsements, and the New Contracts, as amended by similar qualified plan endorsements. If you are using a John Hancock qualifying contract in connection with a tax-qualified retirement plan, you should consult a tax advisor before electing to participate in the John Hancock exchange program. See also the Federal Tax Matters section of this prospectus and in the prospectus for your John Hancock qualifying contract.

                   Appendix U: Accumulation Unit Value Tables

                           (Venture Variable Annuity)
                            (prior contracts version)

                               [JOHN HANCOCK LOGO]


                                                    Prospectus dated May 1, 2006



                            Venture Variable Annuity
                          .PREVIOUSLY ISSUED CONTRACTS



This Prospectus describes interests in VENTURE flexible purchase payment deferred combination fixed and variable annuity contracts (singly, a "CONTRACT and collectively, the "CONTRACTS") issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ("JOHN HANCOCK USA") in all jurisdictions except New York, or by JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK ("JOHN HANCOCK NEW YORK") in New York. Unless otherwise specified, "WE," "US," "OUR," or a "COMPANY" refers to the applicable issuing company of a Contract. You, the contract owner, should refer to the first page of your Venture variable annuity contract for the name of your issuing company. We do not authorize this Prospectus for use in connection with the purchase of a new Venture variable annuity Contract on or after May 1, 2006



Variable Investment Options. You may allocate contract values or additional purchase payments, to the extent permitted under your Contract, in variable investment options. If you do, we will measure your contract value (other than value allocated to a fixed investment option) and variable annuity benefit payments according to the investment performance of applicable sub-accounts of JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H or, in the case of John Hancock New York, applicable sub-accounts of JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A (singly, a "SEPARATE ACCOUNT" and collectively, the "SEPARATE ACCOUNTS"). Each sub-account invests in one of the following Funds that corresponds to one of the following variable investment options that we make available on the date of this Prospectus. Please note that we show the Fund's manager (i.e. subadviser) in bold above the name of the Fund:



 JOHN HANCOCK TRUST
 500 Index
Active Bond **
All Cap Core
All Cap Growth
All Cap Value
American Blue Chip Income & Growth
American Bond
American Growth
American Growth Income
American International
Blue Chip Growth
Capital Appreciation
Classic Value
Core Bond
Core Equity
Dynamic Growth
Emerging Growth
Emerging Small Company
Equity-Income
Financial Services
Fundamental Value
Global
Global Allocation
Global Bond
Health Sciences
High Yield
Income & Value
Index Allocation
International Core (formerly
International Stock)
International Equity Index A
International Opportunities
International Small Cap
International Value
Investment Quality Bond
Large Cap
Large Cap Value
Lifestyle Aggressive
Lifestyle Balanced
Lifestyle Conservative
Lifestyle Growth
Lifestyle Moderate
Mid Cap Core
Mid Cap Index
Mid Cap Stock
Mid Cap Value
Money Market
Natural Resources
Pacific Rim
Quantitative All Cap
Quantitative Mid Cap
Quantitative Value
Real Estate Securities
Real Return Bond
Science & Technology
Small Cap
Small Cap Growth
Small Cap Index
Small Cap Opportunities
Small Company
Small Company Value
Special Value
Strategic Bond
Strategic Income
Strategic Opportunities
Strategic Value
Total Return
Total Stock Market Index
U.S. Core (formerly Growth & Income)
U.S. Global Leaders Growth
U.S. Government Securities
U.S. High Yield Bond
U.S. Large Cap
Utilities
Value
FAM VARIABLE SERIES FUNDS,INC. 1
Mercury Basic Value V. I.Fund
Mercury Value Opportunities V. I. Fund
Mercury Global Allocation V.I. Fund
1 not available to Contracts
issued on or after January
28, 2002 or with any John
Hancock New York Contracts.
PIMCO VARIABLE INSURANCE
TRUST
PIMCO VIT All Asset Portfolio



CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE SEPARATE ACCOUNTS AND THE VARIABLE PORTION OF THE CONTRACT THAT YOU SHOULD KNOW BEFORE INVESTING. THE CONTRACTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



If you purchased a John Hancock New York Contract, you may have elected a Payment Enhancement feature for an extra fee. If you did, John Hancock New York will add a "Payment Enhancement" to your Contract for each payment that you make under your

Contract. Expenses (including withdrawal charges) for a Contract which has a Payment Enhancement may be higher (or for a longer time period) than the expenses for a Contract which does not have a Payment Enhancement.



JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)                       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
      ANNUITY SERVICE OFFICE             MAILING ADDRESS               ANNUITY SERVICE OFFICE               MAILING ADDRESS
       601 Congress Street            Post Office Box 55230              601 Congress Street             Post Office Box 55013
Boston, Massachusetts 02210-2805 Boston, Massachusetts 02205-5230 Boston, Massachusetts02210-2805  Boston, Massachusetts 02205-5013
(617) 663-3000 or (800) 344-1029    www.johnhancockannuities.com   (877) 391-3748 or (800)551-2078  www.johnhancocknewyork.com

                                                                                                                   TO BE UPDATED BY
                                                                                                                       AMENDMENT
                                                           Table of Contents
OVERVIEW....................................................................................................
FEE TABLES..................................................................................................
  EXAMPLES..................................................................................................
GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE FUNDS...........................................
  THE COMPANIES.............................................................................................
  THE SEPARATE ACCOUNTS.....................................................................................
  THE FUNDS.................................................................................................
  VOTING INTEREST...........................................................................................
  ELIGIBLE PLANS............................................................................................
  ELIGIBLE GROUPS...........................................................................................
  ACCUMULATION PERIOD PROVISIONS............................................................................
    Purchase Payments.......................................................................................
    Accumulation Units......................................................................................
    Value of Accumulation Units.............................................................................
    Net Investment Factor...................................................................................
  TRANSFERS AMONG INVESTMENT OPTIONS........................................................................
  RESTRICTION ON FREQUENT TRANSFERS.........................................................................
    Additional Transfer Requirements for Ven 1 and Ven 3 Contracts..........................................
    Maximum Number of Investment Options....................................................................
    Telephone and Electronic Transactions...................................................................
    Special Transfer Service - Dollar Cost Averaging........................................................
    Special Transfer Service - Asset Rebalancing Program....................................................
    Secure Principal Program................................................................................
  WITHDRAWALS...............................................................................................
    Special Withdrawal Services - The Income Plan...........................................................
    Guaranteed Minimum Withdrawal Benefits..................................................................
    Death Benefits During the Accumulation Period...........................................................
    Notes to Table of Minimum Death Benefits................................................................
    Determination of Death Benefit..........................................................................
    Distribution of Death Benefits..........................................................................
    Optional Enhanced Death Benefits........................................................................
  PAYOUT PERIOD PROVISIONS..................................................................................
    General.................................................................................................
    Annuity Options.........................................................................................
    Full Surrenders During the Pay-out Period...............................................................
    Partial Surrenders During the Pay-out Period............................................................
    Determination of Amount of the First Variable Annuity Benefit Payment...................................
    Annuity Units and the Determination of Subsequent Variable Annuity Benefit Payments.....................
    Transfers During Pay-out Period.........................................................................
    Death Benefit During Pay-out Period.....................................................................
    Guaranteed Minimum Income Benefits......................................................................
  OTHER CONTRACT PROVISIONS.................................................................................
    Right to Review.........................................................................................
    Ownership...............................................................................................
    Annuitant...............................................................................................
    Beneficiary.............................................................................................
    Modification............................................................................................
    Our Approval............................................................................................
    Misstatement and Proof of Age, Sex or Survival..........................................................
    FIXED INVESTMENT OPTIONS................................................................................
    Payment Enhancement (for New York Contracts)............................................................
    Withdrawal Charges......................................................................................
    Waiver of Applicable Withdrawal Charge - Confinement to Eligible Nursing Home (John Hancock USA only)...
    Annual Administration Fees..............................................................................
    Asset Based Charges.....................................................................................
    Reduction or Elimination of Charges and Deductions......................................................
    Premium Taxes...........................................................................................
  INTRODUCTION..............................................................................................
  OUR TAX STATUS............................................................................................
  SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFIT RIDERS........................................................
  NON-QUALIFIED CONTRACTS (CONTRACTS NOT PURCHASED TO FUND A QUALIFIED PLAN)................................
    Undistributed Gains.....................................................................................
    Taxation of Annuity Payments............................................................................
    Surrenders, Withdrawals and Death Benefits..............................................................
    Taxation of Death Benefit Proceeds......................................................................
    Penalty Tax on Premature Distributions..................................................................
    Puerto Rico Non-Qualified Contracts.....................................................................
    Diversification Requirements............................................................................
  QUALIFIED CONTRACTS (CONTRACTS PURCHASED FOR A QUALIFIED PLAN)............................................
    Penalty Tax on Premature Distributions..................................................................
    Tax-Free Rollovers......................................................................................
    Loans...................................................................................................
    Puerto Rico Contracts Issued to Fund Retirement Plans...................................................
  SEE YOUR OWN TAX ADVISER..................................................................................
GENERAL MATTERS.............................................................................................
  ASSET ALLOCATION SERVICES.................................................................................
  RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM..................................................
  DISTRIBUTION OF CONTRACTS.................................................................................
     Standard Compensation..................................................................................
  CONFIRMATION STATEMENTS...................................................................................
  REINSURANCE ARRANGEMENTS..................................................................................
 APPENDIX A:   EXAMPLES OF CALCULATION OF WITHDRAWAL CHARGE  FOR VEN 20, 33, 24 CONTRACTS...................
   APPENDIX B:  QUALIFIED PLAN TYPES........................................................................
     TRADITIONAL IRAS.......................................................................................
     Individual Retirement Annuities........................................................................
     Distributions..........................................................................................
   ROTH IRAS................................................................................................
     Conversion to a Roth IRA...............................................................................
   SIMPLE IRA PLANS.........................................................................................
   SIMPLIFIED EMPLOYEE PENSIONS (SEP-IRAS)..................................................................
   TAX-SHELTERED ANNUITIES..................................................................................

   PENSION AND PROFIT SHARING PLANS QUALIFIED UNDER SECTION 401(a).........................................
  CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT-SHARING PLANS.....................
  DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS..................
    GUARANTEED EARNINGS MULTIPLIER (NOT OFFERED IN NEW YORK OR WASHINGTON).................................
    Termination of T-PRO Rider.............................................................................
APPENDIX D: OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFITS................................................
  PRINCIPAL PLUS AND PRINCIPAL PLUS FOR LIFE...............................................................
    Definitions............................................................................................
    Overview...............................................................................................
    Effect of Withdrawals..................................................................................
    Bonus Qualification and Effect.........................................................................
    Step-Up of GWB, GWA and LIA............................................................................
    Additional Purchase Payments...........................................................................
    Investment Options.....................................................................................
    Life Expectancy Distributions..........................................................................
    Settlement Phase.......................................................................................
    Death Benefits.........................................................................................
    Termination............................................................................................
    Fees for Principal Plus and Principal Plus for Life....................................................
    Examples...............................................................................................
    Principal Plus - Examples..............................................................................
    Principal Plus for Life Examples.......................................................................
APPENDIX E: OPTIONAL GUARANTEED MINIMUM INCOME BENEFITS....................... ............................
  GUARANTEED RETIREMENT INCOME PROGRAMS FOR CONTRACTS ISSUED BY JOHN HANCOCK USA...........................
APPENDIX U:  TABLES OF ACCUMULATION UNIT VALUES............................................................


                                       II

Additional information about the Contracts and the Separate Accounts are contained in Statements of Additional Information, dated the same date as this Prospectus, which have been filed with the SEC and are incorporated herein by reference. The Statement of Additional Information applicable to your Contract is available without charge upon request by contacting us at the Annuity Service Office shown on the first page of this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents for the Statements of Additional Information below:



                      STATEMENTS OF ADDITIONAL INFORMATION
                                TABLE OF CONTENTS



JOHN HANCOCK LIFE INSURANCE COMPANY SEPARATE ACCOUNT H



General Information and History



Accumulation Unit Value Tables



Services



-     Independent Auditors



-     Servicing Agent



-     Principal Underwriter



Appendix A: Accumulation Unit Value Tables



Appendix B: Audited Financial Statements



JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK  SEPARATE ACCOUNT A



General Information and History



Accumulation Unit Value Tables



Services



-     Independent Auditors



-     Servicing Agent



-     Principal Underwriter



Appendix A:  Audited Financial Statements
                                    overview



Certain key terms and phrases are defined in the Glossary of Special Terms that follows this overview. Each defined term or phrase is identified in BOLD the first time it is used in this Prospectus.



This overview tells you some key points you should know about the CONTRACT. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire PROSPECTUS, including its Appendices, your Contract and the Statement of Additional Information for more detailed information.



Some states have different rules about how Contracts are described or administered. These rules are reflected in your Contract, or in your RIDER to the Contract. The terms of your Contract, or of any Rider, prevail over what is in this Prospectus.



 WHAT KINDS OF CONTRACTS ARE DESCRIBED IN THIS PROSPECTUS?



Each Contract is a flexible purchase payment deferred combination fixed and variable annuity Contract between you and a COMPANY. "Deferred payment" means payments by a Company begin on a future date under a Contract. "Variable" means your investment amounts in a Contract may increase or decrease in value daily based upon your investment choices. A Contract provides for the accumulation of your investment amounts and the payment of annuity benefits on a variable and/or fixed basis. You may have purchased a Contract for an individual directly. For JOHN HANCOCK-USA Contracts, you may have purchased a Contract under a master group contract.



This Prospectus primarily describes features of our previously issued versions of the Venture Contract, which we may refer to as VENTURE, VEN 20, or VEN 22 (available May 1, 1998 May 1, 2006, subject to state availability) and VEN 24 (available May, 1999 May, 2006 in NY only). This Prospectus also describes certain older versions of the Contract. These older versions, which we may refer to as "prior Contracts," may contain provisions that differ from those described in the main body of this Prospectus. The prior Contracts include VEN 1 (sold from June, 1985 until June, 1987), VEN 3, (sold from November, 1986 until October, 1993), VEN 7 (sold from August, 1989 until April, 1999), VEN 8 (sold from September 1992 until February, 1995) and VEN 9 (sold only in New York from November 1992 May 1999). The principal differences between the current versions of the Contract and the prior Contracts relate to the investment options available under the Contracts, charges we impose, death benefit provisions and, in the case of VEN 7 and VEN 8 Contracts, a minimum interest rate to be credited for any guarantee period under the fixed portion of the Contract.



This Prospectus describes Contracts purchased before May 1, 2006. For these purposes, "purchase" means that you completed an application and we received it before May 1, 2006. In certain instances, your Contract may have a Date of Issue after this date.



We do not authorize this Prospectus for use in connection with the purchase of a new Venture variable annuity Contract on or after May 1, 2006. Although we still offer Venture Contracts for sale, we make the offer through different prospectuses.



WHO ISSUED MY CONTRACT?



Your Contract provides the name of the Company that issued your Contract. In general, JOHN HANCOCK USA may issue the Contract in any jurisdiction except New York. JOHN HANCOCK NEW YORK issued the Contract only in New York. Each Company sponsors its own SEPARATE ACCOUNT.



WHAT ARE SOME BENEFITS OF THE CONTRACT?



The Contract offers taxdeferred treatment of earnings, a death benefit and annuity benefit payments. In most cases, no income tax will have to be paid on your earning under the Contract until these earnings are paid out. We will pay a Death Benefit to your Beneficiary if you die during the ACCUMULATION PERIOD. The amount of the Death Benefit will vary based on your age at death and how long the Contract has been issued to you. The Death Benefit amount will be less any amounts deducted in connection with partial withdrawals. We offer a variety of fixed and variable annuity payment options. Periodic annuity benefit payments will begin on the MATURITY DATE. You select the Maturity Date, the frequency of payment and the type of annuity benefit payment option. Annuity benefit payments are made to the ANNUITANT.



HOW DOES THE CONTRACT WORK?



Under the Contract, you make one or more Purchase Payments to a Company for a period of time, known as the Accumulation Period. Later, beginning on the Contract's Maturity Date, that Company makes one or more annuity benefit payments under the Contract, known as the PAYOUT PERIOD. Your Contract Value during the Accumulation Period and the amounts of annuity benefit payments during the Payout Period may either be variable or fixed, depending upon your investment choices.

HOW CAN I INVEST MONEY IN THE CONTRACT?



We call the investments you make in your Contract PURCHASE PAYMENTS. The below table shows what the required minimum amounts you initially paid for the Contract. The table also shows the required minimum amount for subsequent Purchase Payments. Additional Purchase Payments generally may be made at any time.



                    MINIMUM INITIAL           MINIMUM SUBSEQUENT
    CONTRACT        PURCHASE PAYMENT(1), (2)      PURCHASE PAYMENT(1)
NonQualified       $5,000                     $30
Qualified          $2,000                     $30



(1)The minimums differ from the amount shown for VEN 1 Contracts. For VEN 1 NonQualified Contracts, the minimum initial Purchase Payment is $5,000 and the minimum subsequent Purchase Payment is $300. We impose a minimum of $25 for Purchase Payments for VEN 1 Contracts issued as Qualified Contracts.



(2)If you purchased a John Hancock New York Contract with the optional Payment Enhancement feature, the minimum initial Purchase Payment was $10,000.



If a Purchase Payment causes your Contract Value to exceed $1,000,000 or your Contract Value already exceeds $1,000,000, you must obtain our approval in order to make the Purchase Payment. We may refuse to accept any Purchase Payment under a VEN 1 Contract in excess of $10,000 per Contract year.



WHAT ARE MY INVESTMENT CHOICES?



There are two main types of investment options: VARIABLE INVESTMENT OPTIONS and FIXED INVESTMENT OPTIONS.



VARIABLE INVESTMENT OPTIONS. You may invest in any of the Variable Investment Options. VEN 1 Contracts may only invest in the Strategic Opportunities, Investment Quality Bond and Money Market. Each Variable Investment Option is a subaccount of a Separate Account that invests in a corresponding FUND. The prospectus for a Fund contains a full description of that Fund. The amount you've invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Fund. Except for certain charges we deduct, your investment experience will be the same as if you had invested in a Fund directly and reinvested all Fund dividends and distributions in additional shares. Your Contract Value during the Accumulation Period and the amounts of annuity benefit payments will depend upon the investment performance of the underlying Fund of the Variable Investment Option you select and/or upon the interest we credit on each Fixed Investment Option you select.



Allocating assets only to one or a small number of the Variable Investment Options (other than the Lifestyle Trusts) should not be considered a balanced investment strategy. In particular, allocating assets to a small number of Variable Investment Options that concentrate their investments in a particular business or market sector will increase the risk that the your Contract Value will be more volatile since these Variable Investment Options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technologyrelated businesses, including internetrelated businesses, (b) small cap securities and (c) foreign securities. We do not provide advice regarding appropriate investment allocations, and you should discuss this matter with your financial consultant.



FIXED INVESTMENT OPTIONS. The amount you've invested in a Fixed Investment Option will earn interest at the rate we have set for that Fixed Investment Option. The interest rate depends upon the length of the guarantee period of the Fixed Investment Option you select. Under a Fixed Investment Option, we guarantee the principal value of Purchase Payments and the rate of interest credited to the investment account for the term of any guarantee period we may make available.



HOW CAN I CHANGE MY INVESTMENT CHOICES?



ALLOCATION OF INITIAL PURCHASE PAYMENT. You designate how your Purchase Payments are to be allocated among the investment options. You may change this investment allocation for future Purchase Payments at any time.



TRANSFERS AMONG INVESTMENT OPTIONS. During the Accumulation Period, you may transfer your investment amounts among investment options without charge, subject to certain restrictions described below and in the section entitled "Transfers Among Investment Options". During the Payout Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in the section entitled "Transfers During Payout Period". However, during the Payout Period, you may not transfer from a Variable Investment Option to a Fixed Investment Option, or from a Fixed Investment Option to a Variable Investment Option.



The Variable Investment Options can be a prime target for abusive transfer activity. Longterm investors in a Variable Investment Option can be harmed by frequent transfer activity since such activity may expose the Variable Investment Option's corresponding Fund to increased Fund transaction costs (affecting the value of the shares) and/or disruption to the corresponding Fund manager's ability to effectively manage such corresponding Fund, both of which may result in dilution with respect to interests held for long-term investment. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions described in more detail in this Prospectus. We apply each Separate Account's policy and procedures uniformly to all CONTRACT OWNERS.



CAN I TAKE OUT ANY OF MY MONEY?



During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any investment option must be at least $300 or, if less, your entire balance in that investment option. If a partial withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $300, we will treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge and an administration fee may apply to your withdrawal. A withdrawal may be subject to income tax and a 10% IRS penalty tax.



WHAT TYPES OF OPTIONAL BENEFIT RIDERS MAY HAVE BEEN AVAILABLE TO ME UNDER THE CONTRACT?



This Prospectus provides information about optional benefit Riders that you may have elected when you purchased a Contract. These Riders were not available in all states, and may not have been available when you purchased the Contract. If you elected any of these Riders, you will pay the applicable fee shown in the Fee Tables section of this Prospectus. You should review your Contract carefully to determine which optional benefit Riders, if any, you purchased.



We describe the following optional benefit Riders in the Appendices to this Prospectus.



Appendix C:  Optional Enhanced Death Benefit



            - Guaranteed Earnings Multiplier Death Benefit ("GEM") not offered in the states of New York and Washington,



            -     Triple Protection Death Benefit ("TPRO") not offered in New
                  York,



            -     Enhanced Death Benefit ("VEN 7" and "VEN 8" only).



Appendix D:  Optional Guaranteed Minimum Withdrawal Benefits



            -     Principal Plus,



            -     Principal Plus for Life.



Appendix E:  Optional Guaranteed Minimum Income Benefits



            - Guaranteed Retirement Income Programs ("GRIP") offered by John Hancock USA,,



            - Guaranteed Retirement Income Programs ("GRIP") offered by John Hancock New York.



      - In addition, if you purchased your Contract in New York, John Hancock NY offered a Payment Enhancement Benefit optional benefit Rider. Under this rider, John Hancock New York will credit a Payment Enhancement equal to 4% (5% for Contracts issued between July 12 and October 30, 2004) of the purchase payment and allocate it among investment options in the same proportions as your purchase payments. Contracts with this feature are subject to a higher withdrawal charge and for a longer period of time. The Payment Enhancement Rider was not available for Contracts issued before January, 2001. Once available, it could only be elected at Contract issue and cannot be revoked once elected. Your initial purchase payment must have been at least $10,000 to elect the Payment Enhancement Rider. The Payment Enhancement Rider was not available with Contracts issued by John Hancock USA.



WHAT CHARGES DO I PAY UNDER THE CONTRACT?



Your Contract has an annual administrative fee of $30. Your Contract also has assetbased charges to compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the Contract. These charges do not apply to assets you have in our Fixed Investment Option. We take the deduction proportionally from each Variable Investment Option you are then using. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elect a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your investment options, based on your value in each.



If you withdraw some of your Purchase Payments from your Contract prior to the Maturity Date, or if you surrender (turn in) your Contract, in its entirety, for cash prior to the Maturity Date, we may assess a withdrawal charge. The amount of this charge will depend on the number of years that have passed since we received your Purchase Payments, as shown in the Fee Tables.



WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?



In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:



- full or partial withdrawals (including surrenders and systematic withdrawals),

-     payment of any death benefit proceeds, and



-     periodic payments under one of our annuity payment options.



How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:



-     the type of the distribution,



-     when the distribution is made,



- the nature of any Qualified Plan for which the Contract is being used, if any, and



-     the circumstances under which the payments are made.



If your Contract is issued in connection with a Qualified Plan, all or part of your Purchase Payments may be taxdeductible.



Special 10% tax penalties apply in many cases to the taxable portion of any distributions from a Contract before you reach age 591/2. Also, most Qualified Plans require that distributions from a Contract commence and/or be completed by a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any taxdeductible premiums you paid or on any earnings under the Contract.



IF YOU PURCHASED THE CONTRACT AS AN INVESTMENT VEHICLE FOR A QUALIFIED PLAN, YOU SHOULD CONSIDER THAT THE CONTRACT DOES NOT PROVIDE ANY ADDITIONAL TAX-DEFERRAL BENEFITS BEYOND THE TREATMENT PROVIDED BY THE QUALIFIED PLAN ITSELF. THE FAVORABLE TAX BENEFITS AVAILABLE FOR QUALIFIED PLANS THAT INVEST IN ANNUITY CONTRACTS ARE ALSO GENERALLY AVAILABLE IF THE QUALIFIED PLAN INVESTS IN MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. HOWEVER, THE CONTRACT OFFERS FEATURES AND BENEFITS THAT OTHER INVESTMENTS MAY NOT OFFER. YOU AND YOUR FINANCIAL PROFESSIONAL SHOULD CAREFULLY CONSIDER WHETHER THE FEATURES AND BENEFITS, INCLUDING THE INVESTMENT OPTIONS AND PROTECTION THROUGH LIVING GUARANTEES, DEATH BENEFITS AND OTHER BENEFITS PROVIDED UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A QUALIFIED PLAN ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES AND ARE APPROPRIATE IN LIGHT OF THE EXPENSE.



We provide additional information on taxes in the Federal Tax Matters section of this Prospectus. We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax advisor regarding the suitability of the Contract.



CAN I RETURN MY CONTRACT?



In most cases, you had the right to cancel your Contract within 10 days (or longer in some states) after you received it. In most states, you will receive a refund equal to the Contract Value (minus any unpaid loans) on the date of cancellation, adjusted by any then applicable market value adjustments and increased by any charges for premium taxes deducted by us to that date. In some states, or if your Contract was issued as an "IRA", you will receive a refund of any Purchase Payments you made. The date of cancellation is the date we receive the Contract.



WHY DID I RECEIVE A CONFIRMATION STATEMENT?



We send you a confirmation statement for certain transactions in your account. You should carefully review these statements to verify their accuracy. You should immediately report any mistakes to the respective Annuity Service Office (at the address or phone number shown on the first page of this Prospectus). If you fail to notify the respective Annuity Service Office of any mistake within 60 days of the mailing of the confirmation statement, you will be deemed to have ratified the transaction.

                           Glossary of Special Terms



The following terms as used in this Prospectus have the indicated meanings:



Accumulation Period: The period between the issue date of the Contract and its Maturity Date. During this period, Purchase Payments are typically made to the Contract by the Owner.



Annuitant: Any natural person or persons to whom annuity benefit payments are made and whose life is used to determine the duration of annuity benefit payments involving life contingencies. If the Contract Owner names more than one person as an "Annuitant," the second person named is referred to as "co-Annuitant." The "Annuitant" and "co-Annuitant" are referred to collectively as "Annuitant." The "Annuitant" is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the owner of the Contract during the Payout Period.



Annuity Option: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity benefit payments made by us.



Annuity Unit: A unit of measure that is used after the Maturity Date to calculate Variable Annuity benefit payments.



Annuity Service Office: The mailing address of our service office is listed on the first page of this Prospectus. You can send overnight mail to us at 601 Congress St. Boston, MA 02210-2805.



Beneficiary: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.



Business Day: Any day on which the New York Stock Exchange is open for business and the net asset value of the Funds may be determined.



Code: The Internal Revenue Code of 1986, as amended.



Company: John Hancock USA or John Hancock New York.



Contingent Beneficiary: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application, unless changed.



Contract: The variable annuity Contract offered by this Prospectus. If you purchased this annuity under a group contract, a "Contract" means the certificate issued to you under the group contract.



Contract Anniversary: The anniversary of the Contract Date.



Contract Date: The date of issue of the Contract.



Contract Value: The total of the investment account values and, if applicable, any amount in the loan account attributable to the Contract.



Contract Year: The period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.



Debt: Any amounts in the Loan Account attributable to the Contract plus any accrued loan interest. The loan provision is applicable to certain Qualified Contracts only.



Fixed Annuity: An annuity option with payments for a set dollar amount that we guarantee.



Fixed Investment Option: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.



Fund: A series of a registered open-end investment management company which corresponds to a Variable Investment Option.



General Account: All of a Company's assets other than assets in its Separate Account and any other separate account it may maintain.



Investment Account: An account we establish which represents your interest in an Investment Option during the Accumulation Period.

Investment Options: The investment choices available to Contract Owners.



John Hancock USA: John Hancock Life Insurance Company (U.S.A.).



John Hancock New York: John Hancock Life Insurance Company of New York.



Loan Account: The portion of our General Account that we use as collateral for a loan under certain Qualified Contracts.



Maturity Date: The date on which the Pay-out Period commences and we begin to make annuity benefit payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed.



Non-Qualified Contracts: Contracts which are not issued under Qualified Plans.



Owner or Contract Owner ("You"): The person, persons (co-owner) or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of "you." The owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The owner is as specified in the application, unless changed. The Annuitant becomes the owner of the Contract during the Payment Period.



Pay-out Period: The period when we make annuity benefit payments following the Maturity Date.



Prospectus: This prospectus that describes interests in the Contracts.



Purchase Payment: An amount that you pay to us for the benefits provided by the Contract.



Qualified Contracts: Contracts issued under Qualified Plans.



Qualified Plans: Retirement plans that receive favorable tax treatment under
Section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.



Rider: An optional benefit that you may elect for at an additional charge.



Separate Account: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance of New York Separate Account A, as applicable. A separate account is a segregated account of a Company that is not commingled with the general assets and obligations of the Company.



Sub-Account(s): A sub-account of the Separate Account. Each sub-account invests in shares of a specific Fund.



Unpaid Loan: The unpaid amount (including any accrued interest) of loans Qualified Contract Owner may have taken from us, certain Contract Value as collateral.



Variable Investment Option: An investment option corresponding to a sub-account of a Separate Account that invests in shares of a specific Fund.



Variable Annuity: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified Sub-Accounts.

                                   Fee Tables



The following tables describe the fees and expenses that you will pay when buying, owning and surrendering a Venture Contract. The tables also describe the fees and expenses for older versions of the Venture Contracts, as well as information about optional benefit riders that may have been available to you when you purchased the Contract. The items listed under "Contract Owner Transaction Expenses" and "Separate Account Annual Expenses" are more completely described in this Prospectus under "Charges and Deductions" for Venture Contracts. The items listed under "Total Annual Fund Operating Expenses" are described in detail in Fund prospectuses. Unless otherwise shown, the tables entitled "Contract Owner Transaction Expenses" and "Separate Account Annual Expenses" show the maximum fees and expenses (including fees deducted from Contract value for optional benefits).



The following table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options. State premium taxes may also be deducted.



              JOHN HANCOCK USA: Contract Owner Transaction Expenses



                                                 Ven 20, 22              Ven 7 and Ven 8           Ven 1 and Ven 3
                                            -----------------------  ----------------------      -----------------------
Maximum Withdrawal Charge (as % of
amount purchase payments)(A)                  6% for the first year   6% for the first year       5% for the first year
                                             6% for the second year  6% for the second year      5% for the second year
                                              5% for the third year   5% for the third year        5% for the third year
                                             5% for the fourth year  4% for the fourth year       5% for the fourth year
                                              4% for the fifth year   3% for the fifth year       5% for the fifth year
                                              3% for the sixth year   2% for the sixth year        0% thereafter
                                            2% for the seventh year   0% thereafter
                                               0% thereafter
Annual Contract Fee(B)                      $                    30  $                   30      $                    30
Transfer Fee(C)
Maximum Fee                                 $                    25  $                   25      $                    25
Current Fee                                 $                     0  $                    0      $                     0



           JOHN HANCOCK NEW YORK: Contract Owner Transaction Expenses



                                                                          Ven 24 (New
                                                                            York)
                                               Ven 24 (New York)        (No Payment
                                           (With Payment Enhancement)     Enhancement)                 Ven 9
                                           --------------------------  -----------------------   -----------------------
Maximum Withdrawal Charge (as % of amount  8% for the first year       6% for the first year     6% for the first year
purchase payments)(A)                      8% for the second year      6% for the second year    6% for the second
                                           7% for the third year       5% for the third          year
                                           7% for the fourth year      year                      5% for the third
                                           5% for the fifth year       5% for the fourth         year
                                           4% for the sixth year       year                      4% for the fourth
                                           3% for the seventh year     4% for the fifth year     year
                                           1% for the eight year       3% for the sixth          3% for the fifth year
                                           0% thereafter               year                      2% for the sixth year
                                                                       2% for the seventh year   0% thereafter
                                                                       0% thereafter
Annual Contract Fee(B)                     $                       30  $                    30   $                    30
Transfer Fee(C)
Maximum Fee                                $                       25  $                    25   $                    25
Current Fee                                $                        0  $                     0   $                     0



(A) The charge is taken within the specified period of years measured from the date of payment.



(B) The $30 annual administration fee will not be assessed prior to the maturity date under a VENTURE Contract if at the time of its assessment the sum of all investment account values is greater than or equal to $99,000. This provision does not apply to Ven 1, Ven 3, Ven 7 , Ven 8 or Ven 9 Contracts.



(C) We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

The following table describes fees and expenses that you will pay periodically during the time that you own the Contract. These tables do not include annual Fund operating expenses.



                                JOHN HANCOCK USA



                                                                                                   Ven 3, Ven 7
                                                                                Ven 20, 22          and Ven 8             Ven 1
                                                                                -----------        ------------     ------------
   SEPARATE ACCOUNT ANNUAL EXPENSES(A)
   Mortality and expense risks fee                                                     1.25%               1.25%            1.30%
Administration fee- asset based                                                        0.15%               0.15%            0.00%
Total Separate Account Annual Expenses (With No Optional Riders Reflected)             1.40%               1.40%            1.30%

   Optional GEM Benefit Fee                                                            0.20%        Not Offered      Not Offered
Total Separate Account Annual Expenses (With GEM Fee)                                  1.60%

   FEES DEDUCTED FROM CONTRACT VALUE FOR OPTIONAL BENEFITS
Principal Plus/Principal Plus for Life (as a percentage of Adjusted GWB)(B)
Maximum fee
Current fee - Principal Plus                                                    Not Offered         Not Offered             0.75%(B)
Current fee - Principal Plus for Life                                                                                       0.30%(B)
                                                                                                                            0.40%(B)

Guaranteed Retirement Income Programs(C)
(as a percentage of Income Base)
GRIP                                                                            Not Offered         Not Offered             0.25%
GRIP II                                                                         Not Offered         Not Offered             0.45%
GRIP III                                                                        Not Offered         Not Offered             0.50%

Triple Protection Death Benefit(D)                                              Not Offered         Not Offered             0.50%
(as a percentage of  T PRO Death Benefit)


                              JOHN HANCOCK NEW YORK


                                                                                    Ven 9         Ven 24
                                                                                  (New York)    (New York)
                                                                                 -----------    ----------
SEPARATE ACCOUNT ANNUAL EXPENSES(A)

Mortality and expense risks fee                                                         1.25%         1.25%
Administration fee- asset based                                                         0.15%         0.15%
Total Separate Account Annual Expenses (With No Optional Riders                         1.40%         1.40%
Reflected)

Optional Payment Enhancement Rider(E)                                            Not Offered          0.35%
Total Separate Account Annual Expenses (With Optional Payment                                         1.75%
Enhancement Rider Fee Reflected)

FEES DEDUCTED FROM CONTRACT VALUE FOR OPTIONAL BENEFITS
Principal Plus/Principal Plus for Life (as a percentage of
Adjusted GWB)(B)                                                                   Not Offered
      Maximum fee                                                                                     0.75%(B)
      Current fee - Principal Plus                                                                    0.30%(B)
      Current fee - Principal Plus for Life                                                           0.40%(B)

Guaranteed Retirement Income Programs(F)
(as a percentage of Income Base)
GRIP I                                                                           Not Offered          0.30%
GRIP II                                                                          Not Offered          0.45%

      (A) A daily charge reflected as a percentage of the variable investment accounts unless otherwise noted.



      (B) We reserve the right to increase the current charge shown to a maximum charge of 0.75% if the GWB is "Stepped-Up" to equal the Contract value. The charge is deducted on an annual basis from the Contract value.



      (C) Subject to state availability, John Hancock USA offered the initial Guaranteed Retirement Income Program ("GRIP") from May, 1998 through June, 2001 and thereafter in certain states until GRIP II became available. GRIP II was offered from July, 2001 to May, 2003 and thereafter in certain states until GRIP III and/or Principal Plus became available. Subject to state availability, GRIP III was offered from May, 2003 through May, 2004. GRIP and GRIP II could not be purchased once a newer version (i.e., GRIP II or GRIP III) became available. GRIP I, GRIP II and GRIP III could not be purchased if you elected to purchase Principal Plus or the Triple Protection Death Benefit.



      (D) Subject to state availability, the Triple Protection Death Benefit was offered from December, 2003 through December 2004. This optional benefit could not be purchased, however, if you elected to purchase Principal Plus, GRIP, GRIP II, or GRIP III.



      (E) This is a daily charge reflected as a percentage of the variable investment accounts. Please note that when the optional Payment Enhancement is chosen, the guaranteed rate applicable to any fixed monies is also reduced by 0.35%.



      (F) John Hancock New York offered GRIP I between September, 2001 and July 2003 and GRIP II was offered between December, 2002 and June, 2004. GRIP I could not be purchased if you elected to purchase GRIP II, and you could not purchase GRIP II if you elected to purchase GRIP I. You could not purchase GRIP II if you elected to purchase the Optional Payment Enhancement Rider or Principal Plus.



The next table describes the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the Fund's prospectus.



Total Annual Fund Operating Expenses                                         Minimum(A)         Maximum
----------------------------------------------------------------------       ----------         -------
Range of expenses that are deducted from fund assets, including
management fees, Rule 12b-1 fees, and other expenses for Contracts              0.76%              1.87%
issued on and after May 13, 2002(B)

Range of expenses that are deducted from fund assets, including
management fees, Rule 12b-1 fees, and other expenses for Contracts              0.56%              1.87%
issued prior to  May 13, 2002(B)



(A) For Contracts issued prior to May 13, 2002, the range of expenses has a lower minimum because the Separate Account invests in Class 1 Fund shares for certain Variable Investment Options available under those Contracts.



(B) The minimum and maximum expenses shown do not reflect any expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses for Contracts issued on and after May 13, 2002 would be 0.76% and 1.79%, respectively, and for Contracts issued prior to May 13, 2002 the minimum and maximum expenses would be 0.56% and 1.79%, respectively. Expense reimbursements may be terminated at any time.



The following table describes the operating expenses for each of the Funds, as a percentage of the Fund's average net assets for the fiscal year ending December 31, 2005. More detail concerning each Fund's fees and expenses is contained in the Fund's prospectus and in the notes following the table. You should disregard any reference to Series I shares of the John Hancock Trust if your Contract was issued after May 13, 2002. For Contracts issued prior to that date, we invest the assets of each sub-account corresponding to a John Hancock Trust Fund in Series I shares of that Fund (except in the case of Funds that commenced operations on or after May 13, 2002).

                           TO BE UPDATED BY AMENDMENT


                                                                                          TOTAL
                                               MANAGEMENT      RULE 12B-1     OTHER       ANNUAL
FUND                                              FEES           FEES        EXPENSES    EXPENSES
-------------------------------------------    ----------      ----------    --------    ---------
JOHN HANCOCK TRUST
Science & Technology Trust(H)
- Series I
- Series II
Pacific Rim Trust(H)
- Series I
- Series II
Health Sciences Trust(H)
- Series I
- Series II
Emerging Growth Trust
- Series I
- Series II
Small Cap Growth Trust(A)
- Series I
- Series II
Emerging Small Company Trust(H)
- Series I
- Series II
Small Cap Trust(A)
- Series I
- Series II
Small Cap Index Trust(H)
- Series I
- Series II
Small Company Trust +
- Series I
- Series II
Dynamic Growth Trust(H)
- Series I
- Series II
Mid Cap Stock Trust(H)
- Series I
- Series II
Natural Resources Trust
- Series I
- Series II
All Cap Growth Trust(H)
- Series I
- Series II
Strategic Opportunities Trust(H)
- Series I
- Series II
Financial Services Trust(H)
- Series I
- Series II
International Opportunities Trust(A)
- Series I
- Series II
International Stock Trust(H)
- Series I
- Series II
International Small Cap Trust(H)
- Series I
- Series II

                                                                                          TOTAL
                                               MANAGEMENT      RULE 12B-1     OTHER       ANNUAL
   FUND                                            FEES           FEES        EXPENSES    EXPENSES
-------------------------------------------    ----------      ----------    --------    ---------
International Equity Index Trust(A)
- Series I
- Series II
Overseas Equity Trust(A)
- Series I
- Series II
American International Trust(G)
- Series I
- Series II
International Value Trust(H)
- Series I
- Series II
Quantitative Mid Cap Trust(H)
- Series I
- Series II
Mid Cap Index Trust(H)
- Series I
- Series II
Mid Cap Core Trust
- Series I
- Series II
Global Trust(H)
- Series I
- Series II
Capital Appreciation Trust(H)
- Series I
- Series II
American Growth Trust(G)
- Series I
- Series II
U.S. Global Leaders Growth Trust +
- Series I
- Series II
Quantitative All Cap Trust
- Series I
- Series II
All Cap Core Trust(H)
- Series I
- Series II
Large Cap Growth Trust(H)
- Series I
- Series II
Total Stock Market Index Trust(H)
- Series I
- Series II
Blue Chip Growth Trust(H)
- Series I
- Series II
U.S. Large Cap Trust(H)
- Series I
- Series II
Core Equity Trust +
- Series I
- Series II
Strategic Value Trust(H)
- Series I
- Series II

                                                                                          TOTAL
                                               MANAGEMENT      RULE 12B-1     OTHER       ANNUAL
   FUND                                            FEES           FEES        EXPENSES    EXPENSES
-------------------------------------------    ----------      ----------    --------    ---------
Large Cap Value Trust
- Series I
- Series II
Classic Value Trust +
- Series I
- Series II
Utilities Trust(H)
- Series I
- Series II
Real Estate Securities Trust(H)
- Series I
- Series II
Small Cap Opportunities Trust
- Series I
- Series II
Small Cap Value Trust(A)
- Series I
- Series II
Small Company Value Trust(H)
- Series I
- Series II
Special Value Trust
- Series I
- Series II
Mid Value Trust
- Series I
- Series II
Mid Cap Value Trust(H)
- Series I
- Series II
Value Trust(H)
- Series I
- Series II
All Cap Value Trust(H)
- Series I
- Series II
500 Index Trust(H)
- Series I
- Series II
Fundamental Value Trust(H)
- Series I
- Series II
Growth & Income Trust(H)
- Series I
- Series II
Large Cap Trust(A)
- Series I
- Series II
Quantitative Value Trust +
- Series I
- Series II
American Growth-Income Trust(G)
- Series I
- Series II
Equity-Income Trust(H)
- Series I
- Series II

                                                                                          TOTAL
                                               MANAGEMENT      RULE 12B-1     OTHER       ANNUAL
   FUND                                            FEES           FEES        EXPENSES    EXPENSES
---------------------------------------------  ----------      ----------    --------    ---------
American Blue Chip Income and Growth Trust(G)
- Series I
- Series II
Income & Value Trust(H)
- Series I
- Series II
Global Allocation Trust(H)
- Series I
- Series II
High Yield Trust(H)
- Series I
- Series II
U.S. High Yield Bond Trust(A)
- Series I
- Series II
Strategic Bond Trust(H)
- Series I
- Series II
Strategic Income Trust +
- Series I
- Series II
Global Bond Trust(H)
- Series I
- Series II
Investment Quality Bond Trust(H)
- Series I
- Series II
Total Return Trust(H)
- Series I
- Series II
Real Return Bond Trust
- Series I
- Series II
Core Bond Trust(A)
- Series I
- Series II
Active Bond Trust(A)
- Series I
- Series II
U.S. Government Securities Trust(H)
- Series I
- Series II
Money Market Trust(H)
- Series I
- Series II
Lifestyle Aggressive Trust(H)
- Series I
- Series II
Lifestyle Growth Trust(H)
- Series I
- Series II
Lifestyle Balanced Trust(H)
- Series I
- Series II
Lifestyle Moderate Trust(H)
- Series I
- Series II

                                                                                       TOTAL
                                            MANAGEMENT      RULE 12b-1      OTHER      ANNUAL
      FUND                                     FEES            FEES         EXPENSES   EXPENSES
---------------------------------------     ----------      ----------     --------   --------
Lifestyle Conservative Trust(H)
- Series I
- Series II
PIMCO VARIABLE INSURANCE TRUST - CLASS
M SHARES:
PIMCO VIT All Asset Portfolio


+ Commencement of operations -- May 3, 2004

(A) Based on estimates for the current fiscal year


(B) Each of the Lifestyle Trusts may invest in all the other Funds of the John Hancock Trust except the American Growth Trust, the American International Trust, the American Blue Chip Income and Growth Trust and the American Growth-Income Trust (the "Underlying Funds".) The Total Trust Annual Expenses for the Underlying Funds range from 0.28% to 1.44%.



"Other Expenses" reflects the expenses of the Underlying Funds in which the Lifestyle Trusts invest, as well as the expenses of the Lifestyle Trust. The Adviser is currently paying a portion of the expenses of each Lifestyle Trust. The expenses above do not reflect this expense reimbursement. If such expense reimbursement were reflected, it is estimated that "Other Expenses" and "Total Annual Expenses" would be:



                                                                  TOTAL ANNUAL
   FUND                                         OTHER EXPENSES       EXPENSES
-----------------------------------            --------------     -------------
Lifestyle Aggressive Trust
Lifestyle Growth Trust
Lifestyle Balanced Trust
Lifestyle Moderate Trust
Lifestyle Conservative Trust


This voluntary expense reimbursement may be terminated at any time.


(C) The Adviser has voluntarily agreed to waive a portion of its advisory fee for the Science & Technology Trust, Health Sciences Trust, the Blue Chip Growth Trust, the Equity-Income Trust, the Mid Value Trust, and the Small Companies Value Trust. The waiver is based on the combined assets of these Funds. Once these combined assets exceed specified amounts, the fee reduction is increased. The fee reductions are applied to the advisory fees of each of the six Funds. This voluntary fee waiver may be terminated at any time by the Adviser. If such advisory fee waiver were reflected, it is estimated that the "Management Fees" and "Total Annual Expenses" for these Funds would have been as follows:



                                                                       Total Annual
   Fund                                            Management Fees        Expenses
------------------------------                    ---------------      ------------
Science & Technology Trust
Health Sciences Trust
Blue Chip Growth Trust
Equity-Income Trust
Mid Value Trust
Small Company Value Trust


(D) For certain Funds, the Adviser reduces its advisory fee or reimburses the Fund if the total of all expenses (excluding advisory fees, Rule 12b-1 fees,
transfer agency fees, blue sky fees, taxes,    Fund brokerage commissions,
interest, litigation and indemnification expenses and extraordinary expenses not incurred in the ordinary course of the Fund's business) exceed certain annual rates. In the case of the Small Company Trust, U.S. Global Leaders Growth Trust, and Classic Value Trust, the Adviser reimbursed the Fund for certain expenses for the year ended December 31, 2004. If such expense reimbursement were reflected, it is estimated that "Other Expenses" and "Total Annual Expenses" would be:


                                                                     TOTAL ANNUAL
   FUND                                            OTHER EXPENSES       EXPENSES
--------------------------------------            --------------     ------------
Small Company Trust
U.S. Global Leaders Growth Trust
Classic Value Trust


These voluntary expense reimbursements may be terminated at any time.


(E) Effective December 9, 2003, due to a decrease in the subadvisory fees for the Global Trust and the International Value Trust, the Adviser voluntarily agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for each such Fund does not exceed 0.35% of the Fund's average net assets. For the year ended December 31, 2004, the effective annual advisory fees ("Management Fees") and "Total Annual Expenses" were as follows:

                                                                                     TOTAL ANNUAL
FUND                                                             MANAGEMENT FEES       EXPENSES
----                                                             ---------------     ------------
Global Trust
International Value Trust



These advisory fee waivers may be terminated at any time.

(F) Financial Services and Fundamental Value Trusts. The Adviser has voluntarily agreed to reduce its advisory fee for the Financial Services and Fundamental Value Trusts to the amounts shown below. These advisory fee waivers may be terminated at any time.



                                                                      BETWEEN $50
                                                     FIRST $50        MILLION AND      EXCESS OVER
FUND                                                 MILLION*        $500 MILLION*    $500 MILLION*
----                                                 --------        -------------    -------------
Financial Services Trust
Fundamental Value Trust


*as a percentage of average annual net assets.


If such advisory fee waiver were reflected, it is estimated that the advisory
fees ("Management Fees") and "Total Annual Expenses" for these   Funds would
have been as follows:



                                                                             TOTAL ANNUAL
FUND                                                    MANAGEMENT FEES        EXPENSES
----                                                    ---------------      ------------
Financial Services Trust
Fundamental Value Trust



(G) Reflects the aggregate annual operating expenses of each   Fund and its
corresponding master fund. In the case of the American Growth, American International, American Blue Chip Income and Growth, and American Growth-Income, during the year ended December 31, 2004, Capital Research Management Company (the adviser to the American Growth, American International, American Blue Chip Income and Growth, and American Growth-Income) voluntarily reduced investment advisory fees to rate provided by amended agreement effective April 1, 2004. The advisory fee waiver may be terminated at any time. If such advisory fee reductions were reflected, it is estimated that "Management Fees" and "Total Annual Expenses" would be:



                                                                            TOTAL ANNUAL
FUND                                                   MANAGEMENT FEES        EXPENSES
----                                                   ---------------      ----------
American Growth Trust
American International Trust
American Blue Chip Income and Growth Trust
American Growth-Income Trust



(H) The Separate Account invests in the Series I class of this Fund's shares for Contracts issued prior to May 13, 2002.



EXAMPLES



[TO BE UPDATED BY AMENDMENT]



The following twelve examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity Contracts. These costs include Contract owner expenses, Contract fees, separate account annual expenses and Fund fees and expenses. Examples 1 and 2 pertain to VENTURE Contracts; one with currently offered optional benefit riders and one without. Examples 3 and 4 pertain to VENTURE Contracts; one with previously offered optional benefit riders and one without. Examples 5 and 6 pertain to VENTURE Contracts that are eligible to invest in certain Variable Investment Options funded with Series I shares of the John Hancock Trust. Examples 6 through 12 pertain to five older versions of the Contract (VEN 1, VEN 3, VEN 7 ,VEN 8 and VEN 9).



VEN 20, VEN 22, VEN 24 CONTRACTS. The following example assumes that you invest $10,000 in a Contract with the GEM and Principal Plus for Life optional benefit riders and, for John Hancock NY Contracts, the Payment Enhancement Rider. This example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



      Example 1. Maximum Fund operating expenses - Ven 20, 22, 24 Contract with optional riders:

                                                                             1 YEAR      3 YEARS      5 YEARS       10 YEARS
                                                                             ------      -------      -------       --------
If you surrender the Contract at the end of the applicable time
period:                                                                         $            $            $              $
John Hancock USA:
John Hancock NY:
If you annuitize, or do not surrender the Contract at the end of the
applicable time period:                                                         $            $            $              $
John Hancock USA:
John Hancock NY:



The next example assumes that you invest $10,000 in a currently offered VENTURE Contract, but with no optional riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



      Example 2. Minimum Fund operating expenses - Ven 20, 22, 24 Contract with no optional riders:



                                                                             1 YEAR      3 YEARS      5 YEARS       10 YEARS
                                                                             ------      -------      -------       --------
If you surrender the Contract at the end of the applicable time period:
If you annuitize, or do not surrender the Contract at the end of the applicable time period:



VEN 20, 22, 24 CONTRACTS WITH PREVIOUSLY OFFERED OPTIONAL BENEFIT RIDER. The following example assumes that you invest $10,000 in a Contract with the GEM and the previously offered GRIP III optional benefit rider. This example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Funds that were available to Contracts issued after May 13, 2002. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



      Example 3. Maximum Fund operating expenses - Ven 22, 22, 24 Contract with previously offered optional benefit rider (issued after May 13, 2002):



                                                                             1 YEAR      3 YEARS      5 YEARS       10 YEARS
                                                                             ------      -------      -------       --------
If you surrender the Contract at the end of the applicable time period:
If you annuitize, or do not surrender the Contract at the end of the applicable time period:



The fourth example also applies to Contracts issued after May 13, 2002. This example assumes that you invest $10,000 in a Contract, but with no optional riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



      Example 4. Minimum Fund operating expenses - Ven 20, 22, 24 Contract with no previously offered optional benefit rider (issued after May 13, 2002):



                                                                             1 YEAR      3 YEARS      5 YEARS       10 YEARS
                                                                             ------      -------      -------       --------
If you surrender the Contract at the end of the applicable time period:
If you annuitize, or do not surrender the Contract at the end of the applicable time period:



VEN 20, 22, 24 CONTRACTS ELIGIBLE TO INVEST IN SERIES I SHARES OF THE JOHN HANCOCK TRUST. The next two examples apply to VENTURE Contracts issued prior to May 13, 2002 and assume you invest $10,000 in a Contract and that your investment has a 5% return each year. Example 5 also assumes that we issued the Contract with two optional riders that were available at the time: GEM and GRIP
II. This example also assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



      Example 5. Maximum Fund operating expenses - VENTURE Contract with optional riders (issued before May 13, 2002):

                                                                             1 YEAR      3 YEARS      5 YEARS       10 YEARS
                                                                             ------      -------      -------       --------
If you surrender the Contract at the end of the applicable time period:
If you annuitize, or do not surrender the Contract at the end of the applicable time period:



Example 6 also applies to Contracts issued prior to May 13, 2002. This example assumes that you invest in a Contract with no optional riders. This example also assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



      Example 6. Minimum Fund operating expenses - VENTURE Contract with no optional riders (issued before May 13, 2002):



                                                                             1 YEAR      3 YEARS      5 YEARS       10 YEARS
                                                                             ------      -------      -------       --------
If you surrender the Contract at the end of the applicable time period:
If you annuitize, or do not surrender the Contract at the end of the applicable time period:



PREVIOUSLY ISSUED CONTRACTS (VEN 1, VEN 3, VEN 7, VEN 8 AND VEN 9). The next eight examples assume that you invest $10,000 in an older version of the Contract. Each of these examples also assumes that your investment has a 5% return each year. Examples 7 and 8 pertain to VEN 1; Examples 9 and 10 pertain to VEN 3 and Examples 11 and 12 pertain to both VEN 7 and VEN 8. Examples 12 and 14 pertain to VEN 9.



VEN 1. In the following example, we also assume the maximum annual Contract fee and the maximum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



      Example 7. Maximum Fund operating expenses - Previously issued Contracts (VEN 1):



                                                                             1 YEAR      3 YEARS      5 YEARS       10 YEARS
                                                                             ------      -------      -------       --------
If you surrender the Contract at the end of the applicable time period:
If you annuitize, or do not surrender the Contract at the end of the applicable time period:



Example 8 assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



      Example 8. Minimum Fund operating expenses - Previously issued Contracts (VEN 1):



                                                                             1 YEAR      3 YEARS      5 YEARS       10 YEARS
                                                                             ------      -------      -------       --------
If you surrender the Contract at the end of the applicable time period:
If you annuitize, or do not surrender the Contract at the end of the applicable time period:



VEN 3. In the following example, we also assume the maximum annual Contract fee and the maximum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



      Example 9. Maximum Fund operating expenses - Previously issued Contracts (VEN 3):



                                                                             1 YEAR      3 YEARS      5 YEARS       10 YEARS
                                                                             ------      -------      -------       --------
If you surrender the Contract at the end of the applicable time period:
If you annuitize, or do not surrender the Contract at the end of the applicable time period:



Example 10 assumes the average annual Contract fee we expect to receive for
the   Contracts and the minimum fees and expenses of any of the   Funds.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

      Example 10. Minimum Fund operating expenses - Previously issued Contracts (VEN 3):



                                                                             1 YEAR      3 YEARS      5 YEARS       10 YEARS
                                                                             ------      -------      -------       --------
If you surrender the Contract at the end of the applicable time period:
If you annuitize, or do not surrender the Contract at the end of the applicable time period:



VEN 7 AND VEN 8. In the following example, we also assume the maximum annual Contract fee and the maximum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



      Example 11. Maximum Fund operating expenses - Previously issued Contracts (VEN 7 and VEN 8):



                                                                             1 YEAR      3 YEARS      5 YEARS       10 YEARS
                                                                             ------      -------      -------       --------
If you surrender the Contract at the end of the applicable time period:
If you annuitize, or do not surrender the Contract at the end of the applicable time period:



Example 12 assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



      Example 12. Minimum Fund operating expenses - Previously issued Contracts (VEN 7 and VEN 8):



                                                                             1 YEAR      3 YEARS      5 YEARS       10 YEARS
                                                                             ------      -------      -------       --------
If you surrender the Contract at the end of the applicable time period:
If you annuitize, or do not surrender the Contract at the end of the applicable time period:



For purposes of presenting the foregoing Examples, we have made certain assumptions. We have assumed that, where applicable, the maximum deferred sales load is deducted, that there are no transfers or other transactions. Those assumptions (each of which is mandated by the SEC in an attempt to provide prospective investors with standardized data with which to compare various annuity Contracts) do not take into account certain features of the Contract and prospective changes in the size of the Fund which may operate to change the expenses borne by Contract owners. CONSEQUENTLY, THE AMOUNTS LISTED IN THE EXAMPLES ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES BORNE BY CONTRACT OWNERS MAY BE GREATER OR LESS THAN THOSE SHOWN.



LOCATION OF FINANCIAL STATEMENTS. Our financial statements and those of the respective Separate Accounts may be found in the Statements of Additional Information.

        General Information about Us, the Separate Accounts and the Funds



THE COMPANIES



We are subsidiaries of Manulife Financial Corporation.



Your Contract was issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.



John Hancock USA is a stock life insurance company originally organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact a life insurance and annuity business in all states (except New York), the District of Columbia, Puerto Rico, Guam and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805.



John Hancock New York is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact a life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla New York 10595. John Hancock New York also has an Annuity Service Office at 601 Congress Street, Boston, Massachusetts 02210-2805.



The ultimate parent of both companies is Manulife Financial Corporation ("MFC"), a publicly traded company, based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as MANULIFE FINANCIAL.



John Hancock USA and John Hancock New York have received the following ratings from independent rating agencies:



A++                             Superior companies have a very strong ability to
A.M. Best                       meet their obligations; 1st category of 16



AA+                             Very strong capacity to meet policyholder and
Fitch                           contract obligations; 2nd category of 24



AA+ Very strong financial security Standard & characteristics; 2nd category of 21 Poor's



John Hancock USA has also received the following rating from Moody's:



Aa2 Moody's                     Excellent in financial strength;
                                3rd category of 21



These ratings, which are current as of the date of this Prospectus and are subject to change, are assigned as a measure of John Hancock USA's and John Hancock New York's ability to honor any guarantees provided by the Contract and any applicable optional Riders, but not specifically to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any Fund.



With respect to the fixed portion of the Contracts issued by John Hancock USA, The Manufacturers Life Insurance Company unconditionally guarantees to make funds available to John Hancock USA for the timely payment of contractual claims under certain John Hancock USA fixed annuity contracts pursuant to a Guarantee Agreement dated March 31, 1996. The guarantee may be terminated by The Manufacturers Life Insurance Company upon notice to John Hancock USA. Termination will not affect The Manufacturers Life Insurance Company's continuing liability with respect to all fixed annuity contracts and Fixed Investment Options issued by John Hancock USA prior to the termination of the guarantee except if:



      the liability to pay contractual claims under the contracts is assumed by another insurer, or we are sold and the buyer's guarantee is substituted for The Manufacturers Life Insurance Company's guarantee

THE SEPARATE ACCOUNTS



We use our Separate Accounts to support the Variable Investment Options you choose.



You do not invest directly in the Funds made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Fund through one of our Separate Accounts. We hold the Fund's shares in a "sub-account" (usually with a name similar to that of the corresponding Fund) of the applicable Separate Account. A Separate Account's assets (including the Fund's shares) belong to the Company that maintains that Separate Account.



For Contracts issued by John Hancock USA, we purchase and hold Fund shares in JOHN HANCOCK USA SEPARATE ACCOUNT H. John Hancock USA, then known as The Manufacturers Life Insurance Company (USA), became the owner of this Separate Account in a merger transaction with The Manufacturers Life Insurance Company of North America ("MANULIFE NORTH AMERICA") on January 1, 2002. Manulife North America initially established Separate Account H on August 24, 1984 as a Separate Account under the laws of Delaware. When Manulife North America merged with John Hancock USA, John Hancock USA became the owner of Separate Account H and reestablished it as a Separate Account under the laws of Michigan. As a result of this merger, John Hancock USA became the owner of all of Manulife North America's assets, including the assets of Separate Account H, and assumed all of Manulife North America's obligations including those under its contracts. The merger had no other effects on the terms and conditions of contracts issued prior to January 1, 2002.



For Contracts issued by John Hancock New York, we purchase and hold Fund shares in JOHN HANCOCK NEW YORK SEPARATE ACCOUNT A. John Hancock New York established this Separate Account on March 4, 1992 as a Separate Account under the laws of New York.



Each Company's Contracts provide that amounts held in its Separate Account pursuant to its Contracts cannot be reached by any other persons who may have claims against that Company. Each Company's general assets also support its obligations under the Contracts, as well as all of its other obligations and liabilities. These general assets consist of all assets that are not held by the Company in its Separate Account (or in any other of its separate accounts) under variable annuity or variable life insurance contracts that give their owners a preferred claim on those assets.


We reserve the right, subject to compliance with applicable law, to add other sub-accounts, eliminate existing sub-accounts, combine sub-accounts or transfer assets in one sub-account to another sub-account that we, or an affiliated company, may establish. We will not eliminate existing sub-accounts or combine sub-accounts without the prior approval of the appropriate state or federal regulatory authorities.



We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act") as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company's Separate Account may be operated as a management company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.



THE FUNDS



When you select a Variable Investment Option, we invest your money in a sub-account of our Separate Account and it invests in shares of a corresponding Fund of:



-     the John Hancock Trust , or



- the PIMCO Variable Insurance Trust with respect to the "PIMCO VIT All Asset Portfolio," or



- for certain Contracts issued on and after before January 28, 2002, the FAM Variable Series Funds, Inc. with respect to the "Mercury Basic Value V.I. Fund," the "Mercury Value Opportunities V.I. Fund" and the "Mercury Global Allocation V.I. Fund."



THE FUNDS IN THE SEPARATE ACCOUNT ARE NOT PUBLICLY TRADED MUTUAL FUNDS. The Funds are only available to you as investment options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Funds also may be available through participation in certain qualified pension or retirement plans.



The Funds' investment advisers and managers (i.e., subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the Funds are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Fund described in this Prospectus with the performance of a publicly traded mutual fund. THE PERFORMANCE OF ANY PUBLICLY TRADED MUTUAL FUND COULD DIFFER SUBSTANTIALLY FROM THAT OF ANY OF THE FUNDS HELD IN OUR SEPARATE ACCOUNTS.

The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Fund shares as a percentage (rounded to two decimal places) of each Fund's average daily net assets for 2005, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Funds are not fixed or specified under the terms of the contracts and may vary from year to year. These fees and expenses differ for each Fund and reduce the investment return of each Fund. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select.



The John Hancock Trust , the PIMCO Variable Insurance Trust ("PIMCO Trust") and FAM Variable Series Fund, Inc. are so-called "series" type mutual funds and each is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the John Hancock Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Trust's Funds. JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.



The All Asset Fund of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC ("PIMCO") and pays investment management fees to PIMCO.



The Mercury Basic Value V.I. Fund, Mercury Value Opportunities V.I. Fund, and the Mercury Global Allocation V.I. Fund receive investment advisory services from Merrill Lynch Investment Managers, L.P., doing business as Mercury Advisors. Mercury Advisors has retained Merrill Lynch Asset Management U.K. Limited ("MLAM UK", an affiliate, to act as the investment sub-adviser to the Global Allocation V.I. Fund and may pay MLAM UK a portion of the annual management fee it receives.



- If shares of a Fund are no longer available for investment or in our judgment investment in a Fund becomes inappropriate, we may eliminate the shares of a Fund and substitute shares of another Fund, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).



The Funds pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Funds. The amount of this compensation is based on a percentage of the assets of the Fund attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Fund to Fund and among classes of shares within a Fund. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Fund's assets and paid for the services we or our affiliates provide to that Fund. In addition, compensation payments of up to 0.45% of assets may be made by a Fund's investment adviser or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the "American" Funds of the John Hancock Trust for the marketing support services it provides. (See "Distribution of Contracts.") Any of these compensation payments do not, however, result in any charge to you in addition to what is shown in the Total Annual Fund Operating Expenses table.



You bear the investment risk of any Fund you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Funds that we make available under the Contracts. You can find a full description of each Fund, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Fund in the prospectus for that Fund. You can obtain a copy of a Fund's prospectus, without charge, by contacting us at the Annuity Service Office shown on the first page of this Prospectus. You should read the Fund's prospectus carefully before investing in the corresponding Variable Investment Option.




                               JOHN HANCOCK TRUST


  (We show the Fund's manager (i.e., subadviser) in BOLD above the name of the
                                     Fund.)




AIM CAPITAL MANAGEMENT, INC



All Cap Growth Trust                       seeks long-term capital appreciation
                                           by investing the Fund's assets under
                                           normal market conditions, principally
                                           in common stocks of companies that
                                           are likely to benefit from new or
                                           innovative products, services or
                                           processes, as well as those that have
                                           experienced above average, long-term
                                           growth in earnings and have excellent
                                           prospects for future growth.



Mid Cap Core Trust                         seeks long-term growth of capital by
                                           investing , normally, at least 80% of
                                           its assets in equity securities,
                                           including convertible securities, of
                                           mid-capitalization companies.



AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.



Small Company Trust                        seeks long-term capital growth by
                                           investing, under normal market
                                           conditions, primarily in equity
                                           securities of smaller-capitalization
                                           U.S. companies. The subadviser uses
                                           quantitative, computer-driven models
                                           to construct the portfolio of stocks
                                           for the Small Company Trust.



CAPITAL GUARDIAN TRUST COMPANY

Income & Value Trust                       seeks the balanced accomplishment of
                                           (a) conservation of principal and (b)
                                           long-term growth of capital and
                                           income by investing the Fund's assets
                                           in both equity and fixed-income
                                           securities. The subadviser has full
                                           discretion to determine the
                                           allocation between equity and fixed
                                           income securities.



U.S. Large Cap Trust                       seeks long-term growth of capital and
                                           income by investing the Fund's assets
                                           , under normal market conditions,
                                           primarily in equity and
                                           equity-related securities of
                                           companies with market capitalization
                                           greater than $500 million.



CAPITAL RESEARCH MANAGEMENT COMPANY



American Blue Chip Income &                invests all of its assets in Class 2
Growth Trust                               shares of the Blue Chip Income and
                                           Growth Fund, a series of American
                                           Fund Insurance Series. The Blue Chip
                                           Income and Growth Fund invests
                                           primarily in common stocks of larger,
                                           more established companies based in
                                           the U.S. with market capitalizations
                                           of $4 billion and above.



American Bond Trust                        invests all of its assets
                                           in Class 2 shares of the Bond Trust,
                                           a series of American Fund Insurance
                                           Series (master fund). The Bond Trust
                                           seeks to maximize current income and
                                           preserve capital by normally
                                           investing 80% of its assets in bonds,
                                           (at least 65% in investment grade
                                           debt securities and up to 35% in
                                           so-called "junk bonds"), the issuers
                                           of which may be domiciled outside the
                                           United States.



American Growth Trust                      invests all of its
                                           assets in Class 2 shares of the
                                           Growth Fund, a series of American
                                           Fund Insurance Series. The Growth
                                           Fund invests primarily in common
                                           stocks of companies that   appear to
                                           offer superior opportunities for
                                           growth of capital.



American Growth-Income Trust               invests all of its assets in Class 2
                                           shares of the Growth-Income Fund, a
                                           series of American Fund Insurance
                                           Series. The Growth-Income Fund
                                           invests primarily in common stocks or
                                           other securities which demonstrate
                                           the potential for appreciation and/or
                                           dividends.



American International Trust               invests all of its assets in Class 2
                                           shares of the International Fund, a
                                           series of American Fund Insurance
                                           Series. The International Fund
                                           invests primarily in common stocks of
                                           companies located outside the United
                                           States.



DAVIS ADVISORS



Financial Services Trust                   seeks growth of
                                           capital by investing primarily in
                                           common stocks of financial companies.
                                           During normal market conditions, at
                                           least 80% of the   Fund's net assets
                                           (plus any borrowings for investment
                                           purposes) are invested in companies
                                           that are principally engaged in
                                           financial services. A company is
                                           "principally engaged" in financial
                                           services if it owns financial
                                           services-related assets constituting
                                           at least 50% of the value of its
                                           total assets, or if at least 50% of
                                           its revenues are derived from its
                                           provision of financial services.



Fundamental Value Trust                    seeks growth of capital by investing,
                                           under normal market conditions,
                                           primarily in common stocks of U.S.
                                           companies with market capitalizations
                                           of at least $5 billion that the
                                           subadviser believes are undervalued.
                                           The Fund may also invest in U.S.
                                           companies with smaller
                                           capitalizations.



DECLARATION MANAGEMENT & RESEARCH COMPANY



Active Bond Trust **                       seek income and capital appreciation
                                           by investing at least 80% of its
                                           assets in a diversified mix of debt
                                           securities and instruments.



DEUTSCHE ASSET MANAGEMENT INC.



All Cap Core Trust                         seeks long-term growth of capital by
                                           investing primarily in common stocks
                                           and other equity securities within
                                           all asset classes (small, mid and
                                           large cap) primarily those within the
                                           Russell 3000 Index



Dynamic Growth Trust                       seeks long-term growth of capital by
                                           investing in stocks and other equity
                                           securities of medium-sized U.S.
                                           companies with strong growth
                                           potential.



Real Estate Securities Trust               seeks to achieve a combination of
                                           long-term capital appreciation and
                                           current income by investing, under
                                           normal market conditions, at least
                                           80% of its net assets (plus any
                                           borrowings for investment purposes)
                                           in equity securities of real estate
                                           investment trusts ("REITS") and real
                                           estate companies.



FIDELITY MANAGEMENT & RESEARCH COMPANY



Strategic Opportunities Trust              seeks growth of capital by investing
                                           primarily in common stocks .
                                           Investments may include securities of
                                           domestic and foreign issuers, and
                                           growth or value stocks or a
                                           combination of both.



GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC



U.S. Core Trust (formerly Growth & Income  seeks long-term growth of capital and
Trust) income, consistent with prudent investment risk, by investing in primarily in a diversified portfolio of common stock of U.S. issuers which the subadviser believes are of high quality.



International Core Trust (formerly         seeks long-term growth of capital by
International Stock Trust)                 investing in stocks and other
                                           securities with equity
                                           characteristics of companies located
                                           in the developed countries that make
                                           up the MSCI EAFE Index.



INDEPENDENCE INVESTMENT LLC



Small Cap Trust                            Seeks maximum capital appreciation
                                           consistent with reasonable risk to
                                           principal by investing, under normal
                                           market conditions, at least 80% of
                                           its net assets in equity securities
                                           of companies whose market
                                           capitalization is under $2 billion.

JENNISON ASSOCIATES LLC



Capital Appreciation Trust                 seeks long-term capital growth by
                                           investing at least 65% of its total
                                           assets in equity-related securities
                                           of companies that exceed $1 billion
                                           in market capitalization and that the
                                           subadviser believes have
                                           above-average growth prospects. These
                                           companies are generally
                                           medium-to-large capitalization
                                           companies.


LEGG MASON FUNDS MANAGEMENT, INC.


Core Equity Trust                          seeks long-term capital
                                           growth by investing, under normal
                                           market conditions, primarily in
                                           equity securities that, in the
                                           subadviser's opinion, offer the
                                           potential for capital growth. The
                                           subadviser seeks to purchase
                                           securities at large discounts to the
                                           subadviser's assessment of their
                                           intrinsic value.



LORD ABBETT & CO. LLC



All Cap Value Trust                        seeks capital appreciation by
                                           investing in equity securities of
                                           U.S. and multinational companies in
                                           all capitalization ranges that the
                                           subadviser believes are undervalued.



Mid Cap Value Trust                        seeks capital appreciation by
                                           investing, under normal market
                                           conditions, at least 80% of the
                                           Fund's net assets (plus any
                                           borrowings for investment purposes)
                                           in mid-sized companies, with market
                                           capitalization of roughly $500
                                           million to $10 billion.



MARISCO CAPITAL MANAGEMENT, LLC



International Opportunities Trust          seeks long-term growth of capital by
                                           investing, under normal market
                                           conditions, at least 65% of its
                                           assets in common stocks of foreign
                                           companies that are selected for their
                                           long-term growth potential. The Fund
                                           may invest in companies of any size
                                           throughout the world. The Fund
                                           normally invests in issuers from at
                                           least three different countries not
                                           including the U.S. The Fund may
                                           invest in common stocks of companies
                                           operating in emerging markets.



MASSACHUSETTS FINANCIAL SERVICES COMPANY



Strategic Value Trust                      seeks capital appreciation by
                                           investing, under normal market
                                           conditions, at least 65% of its net
                                           assets in common stocks and related
                                           securities of companies which the
                                           subadviser believes are undervalued
                                           in the market relative to their long
                                           term potential.



Utilities Trust                            seeks capital growth and current
                                           income (income above that available
                                           from a Fund invested entirely in
                                           equity securities) by investing,
                                           under normal market conditions, at
                                           least 80% of the Fund's net assets
                                           (plus any borrowings for investment
                                           purposes ) in equity and debt
                                           securities of domestic and foreign
                                           companies in the utilities industry.



MERCURY ADVISORS



Large Cap Value Trust                      seeks long-term growth of capital by
                                           investing, under normal market
                                           conditions, primarily in a
                                           diversified portfolio of equity
                                           securities of large cap companies
                                           located in the U.S.


MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED


500 Index Trust                            seeks to approximate the aggregate
                                           total return of a broad U.S. domestic
                                           equity market index by attempting to
                                           track the performance of the S&P 500
                                           Composite Stock Price Index.



Index Allocation Trust                     Seeks long-term growth of capital
                                           with current income also a
                                           consideration by investing in a
                                           number of other index Funds of John
                                           Hancock Trust.



Lifestyle Aggressive ***                   seeks to provide long-term growth of
                                           capital (current income is not a
                                           consideration) by investing 100% of
                                           the Lifestyle Trust's assets in other
                                           Funds of the Trust ("Underlying
                                           Funds") which invest primarily in
                                           equity securities.



Lifestyle Balanced ***                     seeks to provide a balance between a
                                           high level of current income and
                                           growth of capital with a greater
                                           emphasis given to capital growth by
                                           investing approximately 40% of the
                                           Lifestyle Trust's assets in
                                           Underlying Funds which invest
                                           primarily in fixed income securities
                                           and approximately 60% of its assets
                                           in Underlying Funds which invest
                                           primarily in equity securities.



Lifestyle Conservative ***                 seeks to provide a high level of
                                           current income with some
                                           consideration also given to growth of
                                           capital by investing approximately
                                           80% of the Lifestyle Trust's assets
                                           in Underlying Funds which invest
                                           primarily in fixed income securities
                                           and approximately 20% of its assets
                                           in Underlying Funds which invest
                                           primarily in equity securities.



Lifestyle Growth ***                       seeks to provide long-term growth of
                                           capital with consideration also given
                                           to current income by investing
                                           approximately 20% of the Lifestyle
                                           Trust's assets in Underlying Funds
                                           which invest primarily in fixed
                                           income securities and approximately
                                           80% of its assets in Underlying Funds
                                           which invest primarily in equity
                                           securities.



Lifestyle Moderate ***                     seeks to provide a balance between a
                                           high level of current income and
                                           growth of capital with a greater
                                           emphasis given to current income by
                                           investing approximately 60% of the
                                           Lifestyle Trust's assets in
                                           Underlying Funds which invest
                                           primarily in fixed income securities
                                           and approximately 40% of its assets
                                           in Underlying Funds which invest
                                           primarily in equity securities.



Mid Cap Index Trust                        seeks to approximate the aggregate
                                           total return of a mid cap U.S.
                                           domestic equity market index by
                                           attempting to track the performance
                                           of the S&P Mid Cap 400 Index.



Money Market Trust                         seeks maximum current income
                                           consistent with preservation of
                                           principal and liquidity by investing
                                           in high quality money market
                                           instruments with maturities of 397
                                           days or less issued primarily by
                                           U.S. entities.

Pacific Rim Trust                          seeks long-term growth of capital by
                                           investing in a diversified portfolio
                                           that is comprised primarily of common
                                           stocks and equity-related securities
                                           of corporations domiciled in
                                           countries in the Pacific Rim region



Quantitative All Cap Trust                 seeks long-term growth of capital by
                                           investing, under normal
                                           circumstances, primarily in equity
                                           securities of U.S. companies. The
                                           Fund will generally focus on equity
                                           securities of U.S. companies across
                                           the three market capitalization
                                           ranges of large, mid and small.



Quantitative Mid Cap Trust                 seeks long-term growth of capital by
                                           investing, under normal market
                                           conditions, at least 80% of its total
                                           assets (plus any borrowings for
                                           investment purposes) in U.S. mid-cap
                                           stocks, convertible preferred stocks,
                                           convertible bonds and warrants.



Quantitative Value Trust                   seeks long-term capital appreciation
                                           by investing primarily in large-cap
                                           U.S. securities with the potential
                                           for long-term growth of capital.



Small Cap Index Trust                      seeks to approximate the aggregate
                                           total return of a small cap U.S.
                                           domestic equity market index by
                                           attempting to track the performance
                                           of the Russell 2000 Index.



Total Stock Market Index Trust             seeks to approximate the aggregate
                                           total return of a broad U.S. domestic
                                           equity market index by attempting to
                                           track the performance of the Wilshire
                                           5000 Equity Index.



MUNDER CAPITAL MANAGEMENT



Small Cap Opportunities Trust              seeks long-term capital appreciation
                                           by investing , under normal
                                           circumstances, at least 80% of its
                                           assets in equity securities of
                                           companies with market capitalizations
                                           within the range of the companies in
                                           the Russell 2000 Index.


PACIFIC INVESTMENT MANAGEMENT COMPANY


Global Bond Trust                          seeks to realize maximum total
                                           return, consistent with preservation
                                           of capital and prudent investment
                                           management by investing the Fund's
                                           assets primarily in fixed income
                                           securities denominated in major
                                           foreign currencies, baskets of
                                           foreign currencies (such as the ECU),
                                           and the U.S. dollar.



Real Return Bond Trust                     seeks maximum return, consistent with
                                           preservation of capital and prudent
                                           investment management by investing,
                                           under normal market conditions, at
                                           least 80% of its net assets in
                                           inflation-indexed bonds of varying
                                           maturities issued by the U.S. and
                                           non-U.S. governments and by
                                           corporations.



Total Return Trust                         seeks to realize maximum total
                                           return, consistent with preservation
                                           of capital and prudent investment
                                           management by investing, under normal
                                           market conditions, at least 65% of
                                           the Fund's assets in a diversified
                                           portfolio of fixed income securities
                                           of varying maturities. The average
                                           portfolio duration will normally vary
                                           within a three- to six-year time
                                           frame based on the subadviser's
                                           forecast for interest rates.



PZENA INVESTMENT MANAGEMENT, LLC



Classic Value Trust                        seeks long-term growth of capital by
                                           investing, under normal market
                                           conditions, at least 80% of its net
                                           assets in domestic equity securities.



RCM CAPITAL MANAGEMENT LLC



Emerging Small Company Trust               seeks long-term growth of capital by
                                           investing, under normal market
                                           conditions, at least 80% of its net
                                           assets (plus any borrowings for
                                           investment purposes) in common stock
                                           equity securities of companies with
                                           market capitalizations that
                                           approximately match the range of
                                           capitalization of the Russell 2000
                                           Growth Index* ("small cap stocks") at
                                           the time of purchase.



SALOMON BROTHERS ASSET MANAGEMENT INC



High Yield Trust                           seeks to realize an above-average
                                           total return over a market cycle of
                                           three to five years, consistent with
                                           reasonable risk, by investing
                                           primarily in high yield debt
                                           securities, including corporate bonds
                                           and other fixed-income securities.



Special Value Trust                        seeks long-term capital growth by
                                           investing, under normal
                                           circumstances, at least 80% of its
                                           net assets in common stocks and other
                                           equity securities of companies whose
                                           market capitalization at the time of
                                           investment is no greater than the
                                           market capitalization of companies in
                                           the Russell 2000 Value Index.



Strategic Bond Trust                       seeks a high level of total return
                                           consistent with preservation of
                                           capital by giving its subadviser
                                           broad discretion to deploy the Fund's
                                           assets among certain segments of the
                                           fixed income market as the subadviser
                                           believes will best contribute to
                                           achievement of the Fund's investment
                                           objective.



U.S. Government Securities Trust           seeks a high level of current income
                                           consistent with preservation of
                                           capital and maintenance of liquidity,
                                           by investing in debt obligations and
                                           mortgage-backed securities issued or
                                           guaranteed by the U.S. Government,
                                           its agencies or instrumentalities and
                                           derivative securities such as
                                           collateralized mortgage obligations
                                           backed by such securities.



SOVEREIGN ASSET MANAGEMENT LLC



Active Bond Trust **                       seek income and capital appreciation
                                           by investing at least 80% of its
                                           assets in a diversified mix of debt
                                           securities and instruments.



Emerging Growth Trust                      seeks superior long-term rates of
                                           return through capital appreciation
                                           by investing, under normal
                                           circumstances, primarily in high
                                           quality securities and convertible
                                           instruments of small-cap U.S.
                                           companies

Strategic Income Trust                     seeks a high level of current income
                                           by investing, under normal market
                                           conditions, primarily in foreign
                                           government and corporate debt
                                           securities from developed and
                                           emerging markets; U.S. Government and
                                           agency securities; and U.S. high
                                           yield bonds.



SSGA FUNDS MANAGEMENT, INC.



International Equity Index Trust A         seeks to track the performance of
                                           broad-based equity indices of foreign
                                           companies in developed and emerging
                                           markets by attempting to track the
                                           performance of the MSCI All Country
                                           World ex-US Index*. (Series I shares
                                           are available for sale to Contracts
                                           purchased prior to May 13, 2002;
                                           Series II shares are available for
                                           sale to Contracts purchased on or
                                           after May 13, 2002)



SUSTAINABLE GROWTH ADVISERS, L.P.



U.S. Global Leaders Growth Trust           seeks long-term growth of capital by
                                           investing, under normal market
                                           conditions, primarily in common
                                           stocks of "U.S. Global Leaders."



Small Company Value Trust                  seeks long-term growth of capital by
                                           investing, under normal market
                                           conditions, primarily in small
                                           companies whose common stocks are
                                           believed to be undervalued. Under
                                           normal market conditions, the Fund
                                           will invest at least 80% of its net
                                           assets (plus any borrowings for
                                           investment purposes) in companies
                                           with a market capitalization that do
                                           not exceed the maximum market
                                           capitalization of any security in the
                                           Russell 2000 Index* at the time of
                                           purchase.



T. ROWE PRICE ASSOCIATES, INC.



Blue Chip Growth Trust                     seeks to achieve long-term growth of
                                           capital (current income is a
                                           secondary objective) by investing,
                                           under normal market conditions, at
                                           least 80% of the Fund's total assets
                                           in the common stocks of large and
                                           medium-sized blue chip growth
                                           companies. Many of the stocks in the
                                           Fund are expected to pay dividends.



Equity-Income Trust                        seeks to provide substantial dividend
                                           income and also long-term capital
                                           appreciation by investing primarily
                                           in dividend-paying common stocks,
                                           particularly of established companies
                                           with favorable prospects for both
                                           increasing dividends and capital
                                           appreciation.



Health Sciences Trust                      seeks long-term capital appreciation
                                           by investing, under normal market
                                           conditions, at least 80% of its net
                                           assets (plus any borrowings for
                                           investment purposes) in common stocks
                                           of companies engaged in the research,
                                           development, production, or
                                           distribution of products or services
                                           related to health care, medicine, or
                                           the life sciences (collectively
                                           termed "health sciences").



Science & Technology Trust                 seeks long-term growth of capital by
                                           investing, under normal market
                                           condition, at least 80% of its net
                                           assets (plus any borrowings for
                                           investment purposes) in common stocks
                                           of companies expected to benefit from
                                           the development, advancement, and use
                                           of science and technology. Current
                                           income is incidental to the Fund's
                                           objective



TEMPLETON GLOBAL ADVISORS LIMITED



Global Trust                               seeks long-term capital appreciation
                                           by investing, under normal market
                                           conditions, at least 80% of its net
                                           assets (plus any borrowings for
                                           investment purposes) in equity
                                           securities of companies located
                                           anywhere in the world, including
                                           emerging markets.



TEMPLETON INVESTMENT COUNSEL, INC.



International Small Cap Trust              seeks capital appreciation by
                                           investing primarily in the common
                                           stock of companies located outside
                                           the U.S. which have total stock
                                           market capitalization or annual
                                           revenues of $1.5 billion or less
                                           ("small company securities").



International Value Trust                  seeks long-term growth of capital by
                                           investing, under normal market
                                           conditions, primarily in equity
                                           securities of companies located
                                           outside the U.S., including emerging
                                           markets.



UBS GLOBAL ASSET MANAGEMENT



Global Allocation Trust                    seeks total return, consisting of
                                           long-term capital appreciation and
                                           current income, by investing in
                                           equity and fixed income securities of
                                           issuers located within and outside
                                           the U.S.



Large Cap Trust                            seeks to maximize total return,
                                           consisting of capital appreciation
                                           and current income by investing,
                                           under normal circumstances, at least
                                           80% of its net assets (plus
                                           borrowings for investment purposes,
                                           if any) in equity securities of U.S.
                                           large capitalization companies.



VAN KAMPEN INVESTMENTS



Value Trust                                seeks to realize an above-average
                                           total return over a market cycle of
                                           three to five years, consistent with
                                           reasonable risk, by investing
                                           primarily in equity securities of
                                           companies with capitalizations
                                           similar to the market capitalization
                                           of companies in the Russell Midcap
                                           Value Index.


WELLINGTON MANAGEMENT COMPANY, LLP


Investment Quality Bond Trust              seeks a high level of current income
                                           consistent with the maintenance of
                                           principal and liquidity, by investing
                                           in a diversified portfolio of
                                           investment grade bonds and tends to
                                           focus its investment on corporate
                                           bonds and U.S. Government bonds with
                                           intermediate to longer term
                                           maturities. The Fund may also invest
                                           up to 20% of its assets in
                                           non-investment grade fixed income
                                           securities.

Mid Cap Stock Trust                        seeks long-term growth of capital by
                                           investing primarily in equity
                                           securities of mid-size companies with
                                           significant capital appreciation
                                           potential.



Natural Resources Trust                    seeks long-term total return by
                                           investing, under normal market
                                           conditions, primarily in equity and
                                           equity-related securities of natural
                                           resource-related companies worldwide.



Small Cap Growth Trust                     seeks long-term capital appreciation
                                           by investing, under normal market
                                           conditions, primarily in small-cap
                                           companies that are believed to offer
                                           above average potential for growth in
                                           revenues and earnings.


WELLS FARGO FUND MANAGEMENT, LLC


Core Bond Trust                            seeks total return consisting of
                                           income and capital appreciation by
                                           investing, under normal market
                                           conditions, in a broad range of
                                           investment-grade debt securities. The
                                           subadviser invests in debt securities
                                           that the subadviser believes offer
                                           attractive yields and are undervalued
                                           relative to issues of similar credit
                                           quality and interest rate
                                           sensitivity. From time to time, the
                                           Fund may also invest in unrated bonds
                                           that the subadviser believes are
                                           comparable to investment-grade debt
                                           securities. Under normal
                                           circumstances, the subadviser expects
                                           to maintain an overall effective
                                           duration range between 4 and 5 1/2
                                           years.



U.S. High Yield Bond Trust                 seeks total return with a high level
                                           of current income by investing, under
                                           normal market conditions, primarily
                                           in below investment-grade debt
                                           securities (sometimes referred to as
                                           "junk bonds" or high yield
                                           securities). The Fund also invests in
                                           corporate debt securities and may buy
                                           preferred and other convertible
                                           securities and bank loans.



**. The Active Bond Trust is subadvised by Declaration Management & Research LLC and Sovereign Asset Management LLC.



*** Deutsche Asset Management Inc. provides subadvisory consulting services to MFC Global Investment Management (U.S.A.) Limited for the Lifestyle Funds.



                       FAM VARIABLE SERIES FUNDS, INC.(1)



 (We show the Fund's manager (i.e. Subadviser) in bold above the name of the
                                     Fund.)



MERCURY ADVISORS
Mercury Basic Value V. I. Fund             The investment objective of the Fund
                                           is to seek capital appreciation and,
                                           secondarily, income.



Mercury Value Opportunities V. I. Fund     The investment objective of the Fund
                                           is to seek long-term growth of
                                           capital.



MERRILL LYNCH ASSET MANAGEMENT U.K.
LIMITED.



Mercury Global Allocation V. I. Fund       The investment objective of the Fund
                                           is to seek high total investment
                                           return.



(1)   not available to Contracts issued on or after January 28, 2002.



                         PIMCO VARIABLE INSURANCE TRUST



 (We show the Fund's manager (i.e. Subadviser) in bold above the name of the
                                     Fund.)



PACIFIC INVESTMENT MANAGEMENT COMPANY
PIMCO VIT All Asset Portfolio              The Fund invests primarily in a
                                           diversified mix of: (a) common stocks
                                           of large and mid sized U.S.
                                           companies, and (b) bonds with an
                                           overall intermediate term average
                                           maturity.



VOTING INTEREST



You instruct us how to vote Fund shares.



We will vote Fund shares held in a Separate Account at any Fund shareholder meeting in accordance with voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Fund shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for proxy materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. We will vote all Fund shares that we hold (including our own shares and those we hold in the Separate Account for Contract Owners) in proportion to the instructions so received.



During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Fund for which voting instructions may be given by dividing the value of the investment account corresponding to the sub-account in which such Fund shares are held by the net asset value per share of that Fund.



During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Fund for which voting instructions may be given by dividing the reserve for the Contract allocated to the sub-account in which such Fund shares are held by the net asset value per share of that Fund. Generally, the number of votes tends to decrease as annuity benefit payments progress since the amount of reserves attributable to a Contract will usually decrease after commencement of annuity benefit payments. We will determine the number of Fund shares for which voting instructions may be given not more than 90 days prior to the meeting.

We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

                           Description of the Contract



ELIGIBLE PLANS



Contracts may have been issued to fund Qualified Plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities, pension and profit-sharing plans for corporations and sole proprietorships/partnerships ("H.R. 10"and "Keogh" plans), tax-sheltered annuities, and state and local government deferred compensation plans (see "QUALIFIED RETIREMENT PLANS"). The Contracts is also designed so that it may be used with non-qualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee) as may be eligible under applicable law.


ELIGIBLE GROUPS


John Hancock USA has issued group contracts to Venture Trust, as group holder for groups comprised of persons who have brokerage accounts with brokers having selling agreements with John Hancock Distributors LLC, ("JHD LLC") the principal underwriter of the Contracts.


ACCUMULATION PERIOD PROVISIONS

Purchase Payments


We impose restrictions on your ability to make initial and subsequent purchase payments.



Your purchase payments are made to us at our Annuity Service Office. Except as noted below, the minimum initial purchase payment you paid for the Contract was $5,000 for Non-Qualified Contracts and $2,000 for Qualified Contracts. However, if you elected the optional Payment Enhancement (only available in New
York), the minimum initial purchase payment was $10,000.



Subsequent purchase payments must be at least $30, unless you purchased a VEN 1 Contract. In that case, subsequent purchase payments must be $25 for a VEN 1 Qualified Contract and $300 for a VEN 1 Non-Qualified Contract. Purchase payments may be made at any time and must be in U.S. dollars. We may provide for purchase payments to be automatically withdrawn from your bank account on a periodic basis. If a purchase payment would cause your Contract value to exceed $1,000,000 or your Contract value already exceeds $1,000,000, you must obtain our approval in order to make the payment.



John Hancock USA may have reduced or eliminated the minimum initial purchase payment requirement, upon your request and as permitted by state law, in the following circumstances:



- You purchased your Contract through a 1035 exchange or a qualified plan transfer of an existing Contract(s) issued by another carrier(s) AND at the time of application, the value of your existing Contract(s) met or exceeded the applicable minimum initial purchase payment requirement AND prior to our receipt of such 1035 monies, the value droped below the applicable minimum initial purchase payment requirement due to market conditions.



- You purchased more than one new Contract and such Contracts cannot be combined AND the average initial purchase payment for these new Contracts was equal to or greater than $50,000.



- You and your spouse each purchased at least one new Contract AND the average initial purchase payment for the new Contract(s) was equal to or greater than $50,000.



-     You purchased a Contract that will be used within our Individual
      401(k) Program.



- You purchased a new qualified plan Contract under an already existing qualified retirement plan AND the plan is currently invested in one or more qualified retirement plan Contracts established prior to June 1, 2004.



- You purchased multiple Contracts issued in conjunction with a written Retirement Savings Plan (either qualified or non-qualified), for the benefit of plan participants AND the annuitant under each Contract is a plan participant AND the average initial purchase payment for these new Contracts was equal to or greater than $50,000.



If permitted by state law, John Hancock USA may cancel a Contract at the end of any two consecutive Contract years in which no purchase payments have been made, if both:



- the total purchase payments made over the life of the Contract, less any withdrawals, are less than $2,000; and



- the Contract value at the end of such two year period is less than $2,000.



Contracts issued by John Hancock New York may be cancelled at the end of any three consecutive Contract years in which no purchase payments have been made as described above. We may vary the cancellation of Contract privileges in certain states in order to comply with state insurance laws and regulations. If we cancel your Contract, we will pay you the Contract value computed as of the valuation period during which the cancellation occurs, minus the amount of any outstanding loan and minus the annual

$30 administration fee. The amount paid will be treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see "FEDERAL TAX MATTERS").

You designate how your purchase payments are to be allocated among the investment options. You may change the allocation of subsequent purchase payments at any time by notifying us in writing (or by telephone or internet if you comply with our telephone and electronic transactions procedures described below).

Accumulation Units


The value of an investment account is measured in "accumulation units," which vary in value with the performance of the underlying Fund.



During the accumulation period, we will establish an "INVESTMENT ACCOUNT" for you for each Variable Investment Option to which you allocate a portion of your Contract value. Amounts are credited to those investment accounts in the form of "ACCUMULATION UNITS" (units of measure used to calculate the value of the variable portion of your Contract during the accumulation period). The number of accumulation units to be credited to each investment account is determined by dividing the amount allocated to that investment account by the value of an accumulation unit for that investment account next computed after the purchase payment is received at our Annuity Service Office complete with all necessary information or, in the case of the first purchase payment, pursuant to the procedures described below.



Initial purchase payments received by mail will usually be credited on the Business Day (any date on which the New York Stock Exchange is open and the net asset value of a Fund is determined) on which they are received at our Annuity Service Office, and in any event not later than two business days after our receipt of all information necessary for issuing the Contract. Subsequent purchase payments will be credited on the business day they are received at our Annuity Service Office. You will be informed of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five business days after receipt, your purchase payment will be returned promptly, unless you specifically consent to our retaining your purchase payment until all necessary information is received. Initial purchase payments received by wire transfer from broker-dealers will be credited on the business day received by us if the broker-dealers have made special arrangements with us.


Value of Accumulation Units

The value of your accumulation units will vary from one business day to the next depending upon the investment results of the investment options you select. The value of an accumulation unit for each sub-account was arbitrarily set at $10 or $12.50 for the first business day under other contracts we have issued. The value of an accumulation unit for any subsequent business day is determined by multiplying the value of an accumulation unit for the immediately preceding business day by the net investment factor for that sub-account (described below) for the business day for which the value is being determined. Accumulation units will be valued as of the end of each business day. A business day is deemed to end at the time of the determination of the net asset value of the Trust shares.

Net Investment Factor


The net investment factor is an index used to measure the investment performance of a sub-account from one Business Day to the next (the "VALUATION PERIOD").
The net investment factor may be greater or less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. The net investment factor for each sub-account for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result:


Where (a) is:


- the net asset value per share of a Fund share held in the sub-account determined at the end of the current valuation period, plus



- the per share amount of any dividend or capital gain distributions made by the Fund on shares held in the sub-account if the "ex-dividend" date occurs during the current valuation period.



Where (b) is the net asset value per share of a Fund share held in the sub-account determined as of the end of the immediately preceding valuation period.


Where (c) is a factor representing the charges deducted from the sub-account on a daily basis for Separate Account Annual Expenses.

TRANSFERS AMONG INVESTMENT OPTIONS


During the accumulation period, you may transfer amounts among the Variable Account investment options and from those investment options to the fixed account investment options, subject to the restrictions set forth below.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the internet (See "TELEPHONE AND ELECTRONIC TRANSACTIONS"). Accumulation units will be canceled from the investment account from which you transfer amounts and credited to the investment account to which you transfer amounts. Your Contract value on the date of the transfer will not be affected by a transfer. You must transfer at least $300 or, if less, the entire value of the investment account. If after the transfer the amount remaining in the investment account is less than $100, then we will transfer the entire amount instead of the requested amount.



Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract year are free of any transfer charge. For each additional transfer in a Contract year, we do not currently assess a charge but reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.



RESTRICTION ON FREQUENT TRANSFERS


We have adopted a policy and procedures to restrict frequent transfers of Contract value among Variable Investment Options.



Variable investment options in variable annuity and variable life insurance products can be a prime target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of investment options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, long-term investors in an investment option can be harmed by frequent transfer activity since such activity may expose the investment option's underlying fund to increased portfolio transaction costs and/or disrupt the fund manager's ability to effectively manage a fund in accordance with its investment objective and policies), both of which may result in dilution with respect to interests held for long-term investment.



To discourage disruptive frequent trading activity, we have adopted a policy for the Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions, and procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Account, we count all transfers made during the period from the opening of trading each day the net asset value of the shares of a Fund are determined (usually 9 a.m.) to the close of trading that day (the close of day-time trading of the New York Stock Exchange (usually 4 p.m.)) as a SINGLE transfer. We do NOT count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing Program, (b) transfers from a fixed account option at the end of its guarantee period, (c) transfers made within a prescribed period before and after a substitution of underlying Funds and (d) transfers made during the pay-out period (these transfers are subject to a 30 day notice requirement, however, as described in the "Transfers During Pay-out Period" section of this Prospectus). Under the Separate Account's policy and procedures, Contract owners may transfer to a Money Market investment option even if the two transfer per month limit has been reached if 100% of the Contract value in all Variable Investment Options is transferred to that Money Market investment option. If such a transfer to a Money Market investment option is made, for a 30 calendar day period after such transfer, no subsequent transfers from that Money Market investment option to another Separate Account investment option may be made. We apply the Separate Account's policy and procedures uniformly to all Contract owners.


We reserve the right to take other actions to restrict trading, including, but not limited to:

-     restricting the number of transfers made during a defined period,

-     restricting the dollar amount of transfers,

- restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail), and

-     restricting transfers into and out of certain subaccounts.


In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Funds. We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).


While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long term investors.


Additional Transfer Requirements for Ven 1 and Ven 3 Contracts



We impose additional requirements under VEN 1 and VEN 3 Contracts. Under these Contracts, owners may transfer all or part of their Contract value to a fixed annuity contract issued by us at any time. In such case, we will waive any withdrawal charge that would otherwise be applicable under the terms of the Contract. Similarly, we will permit holders of such fixed contracts to transfer certain contract values to the Separate Account. In such case, the contract values transferred will be attributable to certain purchase payments made under the fixed contract. For purposes of calculating the withdrawal charge under the Contract, the contract date will be deemed to be the date of the earliest purchase payment transferred from the fixed contract and the date of other purchase payments transferred will be deemed to be the dates actually made under the fixed contract. A transfer of all or a part of the contract value from one contract to another may be treated as a distribution of all or a part of the contract value for Federal tax purposes.



Under the VEN 1 Contract, a Contract owner may transfer prior to the maturity date amounts among investment accounts of the Contract without charge, but such transfers cannot be made on more than two occasions in any Contract year. After annuity benefit payments have been made for at least 12 months under a VEN 1 Contract, all or a portion of the assets held in a sub-account with respect to the Contract may be transferred by the annuitant to one or more other sub-accounts. Such transfers can be made only once each 12 months upon notice to us at least 30 days before the due date of the first annuity payment to which the change will apply.


Maximum Number of Investment Options

There is no limit on the number of investment options to which you may allocate purchase payments.

Telephone and Electronic Transactions


We permit you to make certain types of transactions by telephone or electronically through the internet.



When you purchase a Contract, we will automatically permit you to request transfers and withdrawals by telephone. We will also permit you to access information about your Contract, request transfers and perform some transactions (other than withdrawals) electronically through the internet. You can contact us at the telephone number or internet address shown on the first page of this Prospectus.


To access information and perform electronic transactions through our website, you will be required to create an account with a username and password, and maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone or electronically through the internet by sending us instructions in a form acceptable to us.

We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we will record all conversations with you. When someone contacts us by telephone and follows our procedures, we will assume that you are authorizing us to act upon those instructions. For electronic transactions through the internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

-     Any loss or theft of your password, or

-     Any unauthorized use of your password

We may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to employ our procedures properly.


All transaction instructions we receive by telephone or electronically will be followed by a confirmation statement of the transaction. Transaction instructions we receive by telephone or electronically before the close of the New York Stock Exchange, which is usually 4: 00 p.m. Eastern time on any Business Day, will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.


We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum withdrawal amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel are abusing the privilege to the detriment of others.


Special Transfer Service - Dollar Cost Averaging


Dollar Cost Averaging and Asset Rebalancing programs are available.


We administer a Dollar Cost Averaging ("DCA") program. If you enter into a DCA agreement, you may instruct us to transfer monthly a predetermined dollar amount from any Variable Investment Option, the one year fixed account investment option, or the DCA fixed account investment option to other Variable
Investment Options until the amount in the investment option from which the transfer is made is exhausted. Only purchase payments (and not existing
Contract values) may be allocated to the DCA fixed account investment option. There is no charge for participation in the DCA program.


From time to time, we may offer special DCA programs where the rate of interest credited to a fixed account investment option exceeds our actual earnings on the supporting assets, less appropriate risk and expense adjustments. In such case, any amounts credited to your account in excess of amounts earned by us on the assets in the general account will be recovered from existing charges described in your Contract. Your Contract charges will not increase as a result of electing to participate in any special DCA program.


The DCA program is generally suitable if you are making a substantial deposit and desire to control the risk of investing at the top of a market cycle. The DCA program allows investments to be made in equal installments over time in an effort to reduce that risk. Therefore, a lower purchase price may be achieved over the long-term by purchasing more accumulation units of a particular sub-account when the unit value is low; less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. Contract owners interested in the DCA program should consider their financial ability to continue purchases through periods of low price levels. If you are interested in the DCA program, you may elect to participate in the program on the appropriate authorization form. You may obtain a separate authorization form and full information concerning the program and its restrictions from your securities dealer or our Annuity Service Office. There is no charge for participation in the DCA program.


Special Transfer Service - Asset Rebalancing Program



We administer an Asset Rebalancing Program which enables you to specify the percentage levels you would like to maintain in particular Funds. Your
Contract value will be automatically rebalanced pursuant to the schedule described below to maintain the indicated percentages by transfers among the Funds. (Fixed account investment options are not eligible for participation in the Asset Rebalancing Program.) The entire value of the variable investment accounts must be included in the Asset Rebalancing Program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing Program is being used. If you are interested in the Asset Rebalancing Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your securities dealer or our Annuity Service Office. There is no charge for participation in the Asset Rebalancing Program.



For rebalancing programs begun on or after October 1, 1996, asset rebalancing will only be permitted on the following time schedules:


- quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);



- semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or o annually on December 26th (or the next Business Day if December 26th is not a Business Day).


Rebalancing will continue to take place on the last business day of every calendar quarter for rebalancing programs begun prior to October 1, 1996.


Secure Principal Program



Contracts issued prior to December 30, 2002 by John Hancock USA and Contracts issued prior to March 24, 2003 by John Hancock NY had the option to participate in our Secure Principal Program. Under the Secure Principal Program the initial purchase payment was split between a 7 year Fixed Investment Option and Variable Investment Options. We guarantee that percentage of the initial purchase payment you allocated to your 7 year Fixed Investment Option will grow to an amount at least equal to your total initial purchase payment at the end of the guaranteed period. The balance of the initial purchase payment is allocated among the investment options as indicated on the Contract specifications page. You may obtain full information concerning the program and its restrictions from your securities dealer or the applicable Annuity Service Office.


WITHDRAWALS


You may withdraw all or a portion of your Contract value, but may incur withdrawal charges and tax liability as a result.



During the accumulation period, you may withdraw all or a portion of your Contract value upon written request (complete with all necessary information) to the Annuity Service Office. You may make withdrawals by telephone if you have authorized telephone withdrawals, as described above under "Telephone Transactions". For certain qualified Contracts, exercise of the withdrawal right may require the consent of the qualified plan participant's spouse under the Internal Revenue Code of 1986, as amended (the "CODE"). In the case of a total withdrawal, we will pay the Contract value as of the date of receipt of the request at our Annuity Service Office, minus the annual $30 administration fee (if applicable), any unpaid loans and any applicable withdrawal charge. The Contract then will be canceled. In the case of a partial withdrawal, we will pay the amount requested and cancel accumulation units credited to each investment account equal in value to the amount withdrawn from that investment account plus any applicable withdrawal charge deducted from that investment account.



When making a partial withdrawal, you should specify the investment options from which the withdrawal is to be made. The amount requested from an investment option may not exceed the value of that investment option minus any applicable withdrawal charge. If you do not specify the investment options, the withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Options, beginning with the shortest guarantee period first and ending with the longest guarantee period last. If the partial withdrawal is less than the total value in the Variable Investment Options, the withdrawal will be taken proportionately from all of your Variable Investment Options. For rules governing the order and manner of withdrawals from the Fixed investment options, see "FIXED INVESTMENT OPTIONS".



There is no limit on the frequency of partial withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the investment option. If after the withdrawal (and deduction of any withdrawal charge) the amount remaining in the investment option is less than $100, we will treat the partial withdrawal as a withdrawal of the entire amount held in the investment option. If a partial withdrawal plus any applicable withdrawal charge would reduce the Contract value to less than $300, we will treat the partial withdrawal as a total withdrawal of the Contract value.



The amount of any withdrawal from the Variable Investment Options will be paid promptly, and in any event within seven calendar days of receipt of the request, complete with all necessary information at our Annuity Service Office, except that we reserve the right to defer the right of withdrawal or postpone payments for any period when:


- the New York Stock Exchange is closed (other than customary weekend and holiday closings),

-     trading on the New York Stock Exchange is restricted,


- an emergency exists as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets, or


- the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.


Withdrawals from the Contract may be subject to income tax and a 10% IRS penalty tax (see "FEDERAL TAX MATTERS"). Withdrawals are permitted from Contracts issued in connection with Section 403(b) qualified plans only under limited circumstances (see APPENDIX B: QUALIFIED PLAN TYPES.


Special Withdrawal Services - The Income Plan

Systematic "Income Plan" withdrawals are available.


We administer an Income Plan ("IP") which permits you to pre-authorize a periodic exercise of the Contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified investment options on a periodic basis. The total of IP withdrawals in a Contract year is limited to not more than 10% of the purchase payments made (to ensure that no withdrawal or market value charge will ever apply to an IP withdrawal). If additional withdrawals, outside the IP program, are taken from a Contract in the same Contract year in which an IP program is in effect, IP withdrawals taken after the free withdrawal amount has been exceeded are subject to a withdrawal charge. The IP is not available to Contracts participating in the dollar cost averaging program or for which purchase payments are being automatically deducted from a bank account on a periodic basis. IP withdrawals will be free of market value charges. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% IRS penalty tax. If you are interested in an IP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your securities dealer or the applicable Annuity Service Office. The IP program is free.



Guaranteed Minimum Withdrawal Benefits



- Please see Appendix D: OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFITS for a general description of the Principal Plus and Principal Plus for Life optional benefit Riders that may provide guaranteed withdrawal benefits under the Contract you purchased. Under the Principal Plus For Life and Principal Plus riders, we guarantee that you may withdraw a percentage of your investment each year until you recover your initial payment(s), even if your contract value reduces to zero. We will increase the amounts we guarantee by a Bonus if you choose not to make any withdrawals at all during certain contract years. Depending on market performance, you may also be able to increase or "Step-Up" the amounts we guarantee on certain dates. If you withdraw more than a guaranteed annual amount, however, we will reduce the amounts we guarantee for future withdrawals.



Death Benefits During the Accumulation Period



If you die during the accumulation period, we distribute death benefits that might exceed your Contract value.



The Contracts described in this Prospectus generally provide for distribution of death benefits before a Contract's Maturity Date.



We use the term OWNER-DRIVEN when we describe death benefits under some versions of the Contracts (VEN 24, VEN 23, VEN 22, VEN 21), where we determine a death benefit upon the death of the Owner during the Accumulation Period. Under these versions, we do not pay a death benefit upon the death of an Annuitant before the Maturity Date, unless:



You, the Owner, are the Annuitant, or



We issued your Contract to an Owner that is not an individual (for example the owner is a trust) and we deem the Annuitant to be the Owner for purposes of determining the death benefit.



We use the term ANNUITANT-DRIVEN when we describe death benefits under other versions of the Contracts (VEN 9, VEN 8, VEN 7, VEN 3, VEN 1), where we determine a death benefit on the Annuitant's death, instead of the Owner's death, if the Annuitant predeceases the Owner during the Accumulation Period. Even under Annuitant-driven Contracts, however, we will make a distribution of Contract value if you are the Owner, but not the Annuitant, and you predecease the Annuitant during the Accumulation Period. For purposes of determining the amount of any death benefits, we treat the Annuitant as an Owner under non-qualified Contracts where the Owner is not an individual (for example, the owner is a corporation or a trust). We treat a change in the annuitant or any co-annuitant under this type of Annuitant-driven Contract as the death of the Owner and distribute Contract value. In cases where a change in the Annuitant (or co-Annuitant) results in a distribution, we will reduce the amount by charges which would otherwise apply upon withdrawal. If a non-qualified Contract has both an individual and a non-individual Owner, we will determine death benefits as provided in the Contract upon the death of the Annuitant or any individual Owner, whichever occurs earlier.



The death benefit under Owner-driven and Annuitant-Driven Contracts is the greater of



-     the Contract value; or



-     the respective minimum death benefit described below.



The minimum death benefits provided under both Owner-driven and Annuitant-Driven Contracts differ, depending on when you purchased a Contract, our maximum limits on death benefits at that time, the jurisdiction in which we issued a Contract, and the age of the oldest Owner (or Annuitant) on the date of issue. In addition, you may have purchased a Contract with an optional benefit Rider that will enhance the amount of death benefit.



You should read your Contract carefully to determine the minimum death benefit under your Contract and any enhanced death benefit payable during the accumulation period.


-     .
      -


We will decrease the death benefit by the amount of any debt under a Contract (including any unpaid interest), and adjust the death benefit if you make withdrawals. We will increase the death benefit by any optional enhanced death benefits that you may have purchased.



Minimum Death Benefit - Owner-driven Contracts. We describe principal features of the applicable minimum death benefit on Owner-driven Contracts in the text below each of the following tables:



Contract Version                         Availability                    Death Benefit based on
------------------              -------------------------------         ------------------------

Ven 20, 22                          May 1998 - May 2006                      Oldest Owner
Ven 24 (NY Only)                 May, 1999 - May 2006 (NY Only)              Oldest Owner



      Minimum Death Benefit Limits; Adjustment for partial withdrawals



We limit the minimum death benefit to $10,000,000 on these Contracts, except for
(a) Contracts issued in HI, MA, MN, NY & VT; (b) Contracts issued prior to July 25, 2003 in Illinois and Pennsylvania; and (c) Contracts issued prior to June 2, 2003 in all other states. We will also reduce the minimum death benefit proportionally in connection with partial withdrawals. For Contracts issued prior to January 1, 2003, however, the amount deducted in connection with partial withdrawals will be the dollar amount of the partial withdrawal



      Principal Features - Oldest Owner less than age 81 at issue



During the first Contract year, the minimum death benefit equals the total amount of Purchase Payments less any amounts deducted in connection with partial withdrawals.



,The minimum death benefit during any Contract year after the first Contract year equals the greater of (i) or (ii), where:



   (i) equals the total amount of purchase payments less any amounts deducted in connection with partial withdrawals; and



   (ii) is the greatest Anniversary Value prior to the oldest owner's attained age 81. "Anniversary Value" is the Contract value on a Contract anniversary, increased by all purchase payments made, less any amount deducted in connection with partial withdrawals, since that Contract anniversary.



   Principal Features - Oldest Owner age 81 or more at issue



The minimum death benefit equals the total amount of Purchase Payments less any amounts deducted in connection with partial withdrawals.



CONTRACT VERSION                       AVAILABILITY                         DEATH BENEFIT BASED ON
----------------                   --------------------                     -----------------------
Ven 20, 22                         May 1994 - May 1998                      Oldest Owner



      Principal Features



- During the first contract year, the Minimum Death Benefit is the sum of all purchase payments made, less any amounts deducted in connection with partial withdrawals.




- During any subsequent contract year, the Minimum Death Benefit is the death benefit on the last day of the previous contract year, plus any purchase payments made and less any amounts deducted in connection with partial withdrawals since then. If any owner dies after his or her 85th birthday, however, the Minimum Death Benefit is the sum of all purchase payments made, less any amounts deducted in connection with partial withdrawals.



The amount deducted in connection with partial withdrawals will be the dollar amount of the partial withdrawal. Withdrawal charges are not applied on payment of the death benefit (whether taken through a partial or total withdrawal or applied under an annuity option).



      Limited Availability



We issued this version of the VEN 20, and VEN 22 Contracts in Puerto Rico and during the dates shown below:



FROM AUGUST 15 , 1994   TO:   IN THE STATES OF:
May 1, 1998                   Alaska, Alabama, Arizona, Arkansas, California, Colorado, Delaware, Georgia, Hawaii,
                              Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Michigan,
                              Mississippi, Missouri, Nebraska, Nevada, New Jersey, New Mexico, North Carolina,
                              North Dakota, Ohio, Oklahoma, Pennsylvania, Rhode Island, South Carolina, South
                              Dakota, Tennessee, Utah, Vermont, Virginia, West Virginia, Wisconsin, Wyoming

June 1, 1998                  Connecticut
July 1, 1998                  Minnesota, Montana, District of Columbia
October 1, 1998               Texas
February 1, 1999              Massachusetts
March 15, 1999                Florida, Maryland, Oregon
November 1, 1999              Washington



Minimum Death Benefit - Annuitant-driven Contracts. We describe principal features of the applicable minimum death benefit on Annuitant-driven Contracts in the following sub-sections and in the text below each of the following tables.



      Death of Annuitant who is not the Owner



We will pay the applicable minimum death benefit, less any Debt, to the beneficiary upon the death of the Annuitant if the owner is not the Annuitant and the Annuitant dies before the Owner and before the maturity date. If there is more than one such Annuitant, the minimum death benefit will be paid on the death of the last surviving co-Annuitant, if any, if death occurs before the Owner and before the maturity date. The death benefit will be paid either as a lump sum or in accordance with any of the distribution options available under the Contract. VEN 8, VEN 7 and VEN 9: An election to receive the death benefit under an annuity option must be made within 60 days after the date on which the death benefit first becomes payable. VEN 8, VEN 7 and VEN 9: Rather than receiving the minimum death benefit, the beneficiary may elect to continue the Contract as the new owner. (In general, a beneficiary who makes such an election will nonetheless be treated for Federal income tax purposes as if he or she had received the minimum death benefit.)



      Death of Annuitant who is the Owner



We will pay the applicable minimum death benefit, less any Debt, to the beneficiary if the Owner is the Annuitant, dies before the maturity date and is not survived by a co-Annuitant. VEN 8, VEN 7 and VEN 9: If the Contract is a non-qualified Contract, and a co-Annuitant survives the Owner, instead of a minimum death benefit, we will distribute an amount equal to the amount payable on total withdrawal without reduction for any withdrawal charge to the successor owner (the person, persons or entity to become the owner) instead of the beneficary. VEN 3: If the Contract is a non-qualified Contract, and a co-Annuitant survives the Owner, instead of a minimum death benefit, we will distribute an amount equal to the amount payable on total withdrawal without reduction for any withdrawal charge to the successor owner or to the Contract owner's estate. VEN 1: The Contract does not provide for co-Annuitants or successor Owners.



      Death of Owner who is not the Annuitant



VEN 8, VEN 7 and VEN 9: If the Owner is not the Annuitant and dies before the maturity date and before the Annuitant, the successor owner will become the owner of the Contract. If the Contract is a non-qualified Contract, we will distribute an amount equal to the amount payable upon total withdrawal, without reduction for any withdrawal charge, to the successor owner. If a non-qualified Contract has more than one individual owner, the distribution will be made to the remaining individual owner(s) instead of a successor owner. VEN 3: If the Contract is a non-qualified Contract, instead of a minimum death benefit, we will distribute an amount equal to the amount payable on total withdrawal without reduction for any withdrawal charge to the successor owner or to the Contract owner's estate. VEN 1: If the Contract is a non-qualified Contract, instead of a minimum death benefit, we will distribute an amount equal to the amount payable on total withdrawal without reduction for any withdrawal charge to the Contract owner's estate.



CONTRACT VERSION                          AVAILABILITY                       DEATH BENEFIT BASED ON
Ven 8                             September 1992 - February 1999                  Any Annuitant
Ven 7                                 August 1989 - April 1999                    Any Annuitant
Ven 9 (NY Only)                    March 1992 - May 1999 (NY Only)                Any Annuitant

      Principal Features of Minimum Death Benefit



During the first six Contract years, the minimum death benefit equals the total amount of Purchase Payments less any amounts deducted in connection with partial withdrawals.



During any subsequent six Contract year period, the minimum death benefit is the death benefit as of the last day of the previous six Contract year period plus any purchase payments made and less any amount deducted in connection with partial withdrawals since then.



If death occurs after the first of the month following the decedent's 85th birthday, the minimum death benefit will be the Contract value on the date due proof of death and all required claim forms are received at the applicable Annuity Service Office.



CONTRACT VERSION                     AVAILABILITY                      DEATH BENEFIT BASED ON
Ven 3                         November 1986 - October 1993                   Any Annuitant
Ven 1                            June 1985 - June 1987                       Any Annuitant



      Principal Features of Minimum Death Benefit



During the first five Contract years, the minimum death benefit equals the total amount of purchase payments less any amounts deducted in connection with partial withdrawals.



During any subsequent five Contract year period:



For VEN 3, the minimum death benefit is the death benefit as of the last day of the previous five Contract year period plus any Purchase Payments made and less any amount deducted in connection with partial withdrawals since then; For VEN 1, the minimum death benefit equals the total amount of Purchase Payments less any amounts deducted in connection with partial withdrawals.




Determination of Death Benefit.



We determine the death benefit on the date we receive written notice and "proof of death," as well as all required claims forms from all beneficiaries, at the applicable Annuity Service Office. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at the applicable Annuity Service Office:



-     a certified copy of a death certificate; or


- a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or


-     any other proof satisfactory to us.


If any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.




Distribution of Death Benefits.



The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that are not issued in connection with qualified plans, i.e., "non-qualified Contracts." Tax law requirements applicable to qualified plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a qualified plan, you should seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan. In particular, if you intend to use the Contract in connection with a qualified plan, including an IRA, you and your advisor should consider that there is some uncertainty as to the income tax effects of the death benefit on qualified plans, including IRAs. (See "FEDERAL TAX MATTERS" and Appendix B "Qualified Plan Types").



In designating beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract owner chooses not to restrict death benefits under the Contract. If the Contract owner imposes restrictions, those restrictions will govern payment of the death benefit.



Except as otherwise stated in the Table of Minimum Death Benefits , above, we will pay the death benefit to the beneficiary if any Owner dies before the maturity date. If there is a surviving owner, that Contract owner will be deemed to be the beneficiary. If any owner is not a natural person, the death of any annuitant will be treated as the death of an owner. On the death of the last surviving annuitant, the owner, if a natural person, will become the annuitant unless the owner designates another person as the annuitant.


The death benefit may be taken in the form of a lump sum . If so, we will pay death benefits under our current administrative procedures within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances that payment of withdrawals may be postponed (see "WITHDRAWALS").



If the death benefit payable upon the death of an Owner is not taken immediately, the Contract will continue, subject to the following and as may be stated otherwise in the Table of Minimum Death Benefits:


-     The beneficiary will become the owner.


- Any excess of the death benefit over the Contract value will be allocated to the owner's investment accounts in proportion to their relative values on the date of receipt at the applicable Annuity Service Office of due proof of the owner's death.


-     No additional purchase payments may be made.

-     Withdrawal charges will be waived for all future distributions.


- If the deceased owner's spouse is the beneficiary, the spouse continues the Contract as the new owner. In such a case, the distribution rules applicable when a Contract owner dies will apply when the spouse, as the owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the death benefit payable upon the death of the spouse (excluding any optional benefits), the death benefit paid upon the first owner's death will be treated as a purchase payment to the Contract. In addition, the death benefit on the last day of the previous Contract year (or the last day of the Contract year ending just prior to the owner's 81st birthday, if applicable) shall be set to zero as of the date of the first owner's death.



- If the beneficiary is not the deceased owner's spouse, distribution of the owner's entire interest in the Contract must be made within five years of the owner's death, or alternatively, distribution may be made as an annuity, under one of the annuity options described below under "Annuity Options", which begins within one year of the owner's death and is payable over the life of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary. If distribution is not made as an annuity, upon the death of the beneficiary, the death benefit will equal the Contract value and must be distributed immediately in a single sum.



- Alternatively, if the beneficiary is not the deceased owner's spouse, distribution of the owner's entire interest in the Contract may be made as a series of withdrawals over the beneficiary's life expectancy. If this form of distribution is selected, the beneficiary may not reduce or stop the withdrawals but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial beneficiary dies while value remains in the Contract, a successor beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial beneficiary's life expectancy.






A substitution or addition of any Contract owner may result in resetting the death benefit to an amount equal to the Contract value as of the date of the change. For purposes of subsequent calculations of the death benefit prior to the maturity date, the Contract value on the date of the change will be treated as a purchase payment made on that date. In addition, all purchase payments made and all amounts deducted in connection with partial withdrawals prior to the date of the change will not be considered in the determination of the death benefit. No such change in death benefit will be made if the person whose death will cause the death benefit to be paid is the same after the change in ownership or if ownership is transferred to the owner's spouse.



Optional Enhanced Death Benefits



Please see Appendix C: OPTIONAL ENHANCED DEATH BENEFITS for a general description of the following optional benefit Riders that may enhance death benefits under the Contract you purchased:



- Guaranteed Earnings Multiplier Death Benefit. (Not available in New York and Washington) Under the Guaranteed Earnings Multiplier rider ("GEM"), John Hancock USA guarantees that upon the death of any Contract owner prior to the maturity date, John Hancock USA will increase the death benefit otherwise payable under the Contract by a percentage of earnings, up to a maximum amount. Under GEM, John Hancock USA increases the death benefit by 40% of the appreciation in the Contract value upon the death of any Contract owner if you (and every joint owner) are less than 70 years old when we issue a Contract, and by 25% of the appreciation in the Contract value if you (or any joint owner) is 70 or older at issue.
      John Hancock USA reduces the "appreciation in the Contract value" proportionally in connection with partial withdrawals of Contract value and, in the case of certain qualified Contracts, by the amount of any unpaid loans under a Contract. GEM is available only at Contract issue and cannot be revoked once elected.



- Triple Protection Death Benefit. (Not available in New York) John Hancock USA offered the Triple Protection Death Benefit rider ("T-PRO") between December, 2003 and December, 2004. T-PRO provides a guaranteed death benefit amount ("T PRO Death Benefit"), which can be increased or decreased as provided in the rider. The T-PRO Death Benefit replaces any


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


      other death benefit under the Contract. The T-PRO rider was available only at Contract issue. It cannot be revoked if you elected it. Once T-PRO is elected, the owner may only be changed to an individual who is the same age or younger than the oldest current owner.


PAY-OUT PERIOD PROVISIONS

General

Annuity benefit payments may be paid in several ways.


You or your beneficiary may elect to have any amounts that we are obligated to pay on withdrawal or death, or as of the maturity date, paid by means of periodic annuity benefit payments rather than in one lump sum (subject to the distribution of death benefit provisions described above).



Generally, we will begin paying annuity benefits to the annuitant under the Contract on the Contract's maturity date (the first day of the pay-out period). The maturity date is the date specified on your Contract's specifications page or as specified in your application for the Contract, unless you change that date. If no date is specified, the maturity date is the first day of the month following the later of the 85th birthday of the oldest annuitant or the tenth Contract anniversary (6th Contract anniversary for VEN 7 and VEN 8 Contracts). You may specify a different maturity date at any time by written request at least one month before both the previously specified and the new maturity date. The new maturity date may not be later than the previously specified maturity date unless we consent. Maturity dates which occur when the annuitant is at an advanced age, e.g., past age 90, may have adverse income tax consequences (see "FEDERAL TAX MATTERS"). Distributions from Qualified Contracts may be required before the maturity date.






You may select the frequency of annuity benefit payments. However, if the Contract value at the maturity date is such that a monthly payment would be less than $20, we may pay the Contract value, minus any unpaid loans, in one lump sum to the annuitant on the maturity date.


Annuity Options


Annuity benefit payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. Upon purchase of the Contract, and at any time during the accumulation period, you may select one or more of the annuity options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. If an annuity option is not selected, we will provide as a default option a life annuity with payments guaranteed for ten years as described below. Annuity benefit payments will be determined based on the Investment Account Value of each investment option at the maturity date. Internal Revenue Service ("IRS") regulations may preclude the availability of certain annuity options in connection with certain Qualified Contracts including Contracts used in connection with IRAs.



Please read the description of each annuity option in your Contract carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an annuitant may receive only one payment if the annuitant dies prior to the date the second payment is due. Annuities with payments guaranteed for a certain number of years may also be elected but the amount of each payment will be lower than that available under the non-refund life annuity option.



The Contracts provide for the following annuity options:


      OPTION 1(a): NON-REFUND LIFE ANNUITY - An annuity with payments during the lifetime of the annuitant. No payments are due after the death of the annuitant. Because there is no guarantee that any minimum number of payments will be made, an annuitant may receive only one payment if the annuitant dies prior to the date the second payment is due.

      OPTION 1(b): LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 10 YEARS - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the annuitant. Because payments are guaranteed for 10 years, annuity benefit payments will be made to the end of such period if the annuitant dies prior to the end of the tenth year.

      OPTION 2(a): JOINT & SURVIVOR NON-REFUND LIFE ANNUITY - An annuity with payments during the lifetimes of the annuitant and a designated co-annuitant. No payments are due after the death of the last survivor of the annuitant and co-annuitant. Because there is no guarantee that any minimum number of payments will be made, an annuitant or co-annuitant may receive only one payment if the annuitant and co-annuitant die prior to the date the second payment is due.

      OPTION 2(b): JOINT & SURVIVOR LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 10 YEARS - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the annuitant and a designated co-annuitant. Because payments are guaranteed for 10 years, annuity benefit payments will be made to the end of such period if both the annuitant and the co-annuitant die prior to the end of the tenth year.

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


In addition , we currently offer the following annuity options. We may cease offering any of the following annuity options at any time and may offer other annuity options in the future.


      OPTION 3: LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 5, 15 OR 20 YEARS - An Annuity with payments guaranteed for 5, 15 or 20 years and continuing thereafter during the lifetime of the annuitant. Because payments are guaranteed for the specific number of years, annuity benefit payments will be made to the end of the last year of the 5, 15 or 20 year period.

      OPTION 4: JOINT & TWO-THIRDS SURVIVOR NON-REFUND LIFE ANNUITY - An annuity with full payments during the joint lifetime of the annuitant and a designated co-annuitant and two-thirds payments during the lifetime of the survivor. Because there is no guarantee that any minimum number of payments will be made, an annuitant or co-annuitant may receive only one payment if the annuitant and co-annuitant die prior to the date the second payment is due.

      OPTION 5: PERIOD CERTAIN ONLY ANNUITY FOR 10, 15 OR 20 YEARS - An annuity with payments for a 10, 15 or 20 year period and no payments thereafter.


SPECIAL REQUIREMENTS FOR VEN 3 AND VEN 1 CONTRACTS. Under VEN 3 and VEN 1 Contracts, there is no prescribed maturity date that will govern in the absence of contract owner selection. The owner must select a maturity date in the application. If no annuity option is selected by the owner of a VEN 3 or VEN 1 Contract, the automatic option will be on a variable, not a fixed, basis.



VEN 3 and VEN 1 Contracts require a minimum Contract value in order to effect an annuity -- $2,000 for a VEN 3 Contract and $5,000 for a VEN 1 contract, except for certain qualified VEN 1 Contracts where the minimum is $3,500. VEN 3 and VEN 1 Contracts prescribe no minimum amount for the first annuity payment but reserve the right to change the frequency of annuity benefit payments if the first annuity payment would be less than $50.


Full Surrenders During the Pay-out Period


You may surrender your Contract, after the pay-out period has begun, only if you have selected a variable pay-out under Option 5: Period Certain Only Annuity for 10, 15, or 20 years. Under this option, we will pay you the present value of any remaining guaranteed annuity benefit payments ("Commuted Value") of your Contract. The Commuted Value is determined on the day we receive your written request for surrender.


If you elect to take the entire Commuted Value of the remaining annuity benefit payments due in the Period Certain, no future annuity benefit payments will be made.

Partial Surrenders During the Pay-out Period


Partial Surrenders are permitted after the pay-out period has begun, only if you have selected a variable pay-out under Option 5: Period Certain Only Annuity for 10, 15, or 20 years. You make take partial surrenders of amounts equal to the Commuted Value of the payments that we would have made during the Period Certain. The Commuted Value is determined on the day we receive your written request for surrender.


If you elect to take only the Commuted Value of some of the remaining annuity benefit payments due in the Period Certain, we will reduce the remaining annuity benefit payments during the remaining period certain.

Determination of Amount of the First Variable Annuity Benefit Payment


The first variable annuity benefit payment is determined by applying the portion of the proceeds (minus any applicable premium taxes) used to purchase a variable annuity to the annuity tables contained in the Contract. The amount of the Contract value will be determined as of the date not more than ten business days prior to the maturity date. Contract value used to determine annuity benefit payments will be reduced by any applicable premium taxes.



The rates contained in the annuity tables vary with the annuitant's sex and age and the annuity option selected. However, for Contracts issued in connection with certain employer-sponsored retirement plans sex-distinct tables may not be used. Under such tables, the longer the life expectancy of the annuitant under any life annuity option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly variable annuity payment will be.



Annuity Units and the Determination of Subsequent Variable Annuity Benefit Payments


Variable annuity benefit payments after the first one will be based on the investment performance of the sub-accounts selected during the pay-out period. The amount of a subsequent payment is determined by dividing the amount of the first annuity benefit payment from each sub-account by the annuity unit value of that sub-account (as of the same date the Contract value to effect the annuity was determined) to establish the number of annuity units which will thereafter be used to determine payments. This number of annuity units for each sub-account is then multiplied by the appropriate annuity unit value as of a uniformly applied date not more than ten business days before the annuity benefit payment is due, and the resulting amounts for each sub-account are then totaled to arrive at the amount of the annuity benefit payment to be made. The number of annuity units generally remains constant throughout the pay-out period (assuming no transfer is made). A pro-rata portion of the administration fee will be deducted from each annuity benefit payment.


The value of an annuity unit for each sub-account for any Business Day is determined by multiplying the annuity unit value for the immediately preceding Business Day by the net investment factor for that sub-account (see "NET INVESTMENT FACTOR") for the valuation period for which the annuity unit value is being calculated and by a factor to neutralize the assumed interest rate. Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.



A 3% assumed interest rate is built into the annuity tables in the Contract used to determine the first variable annuity payment. (For VEN 1, VEN 3, VEN 7, VEN 8 and VEN 9 Contracts, the assumed interest is 4%.)


Transfers During Pay-out Period

Some transfers are permitted during the pay-out period, but subject to different limitations than during the accumulation period.


Once variable annuity benefit payments have begun, you may transfer all or part of the investment upon which those payments are based from one sub-account to another. You must submit your transfer request to our Annuity Service Office at least 30 DAYS BEFORE the due date of the first annuity benefit payment to which your transfer will apply. Transfers after the maturity date will be made by converting the number of annuity units being transferred to the number of annuity units of the sub-account to which the transfer is made, so that the next annuity benefit payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity benefit payments will reflect changes in the value of the annuity units for the new sub-account selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract owner may make per Contract year to four. Once annuity benefit payments have commenced, no transfers may be made from a fixed annuity option to a variable annuity option or from a variable annuity option to a fixed annuity option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Fund. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.


Death Benefit During Pay-out Period

If an annuity option providing for payments for a guaranteed period has been selected, and the annuitant dies during the pay-out period, we will make the remaining guaranteed payments to the beneficiary. Any remaining payments will be made at least as rapidly as under the method of distribution being used as of the date of the annuitant's death. If no beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the annuitant and the beneficiary.


Guaranteed Minimum Income Benefits



Please see Appendix E: OPTIONAL GUARANTEED MINIMUM INCOME BENEFITS for a general description of the Optional Guaranteed Retirement Income Program Riders ("GRIP") that may enhance guaranteed income benefits under the Contract you purchased. These optional benefit Riders guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity benefit payments. We base the guarantee on an amount called the "Income Base," which can be increased or decreased as provided in the riders. The GRIP riders were available only at Contract issue. The riders cannot be revoked once elected.


OTHER CONTRACT PROVISIONS

Right to Review


You have a right to cancel your Contract within the permitted time.



You may cancel the Contract by returning it to the applicable Annuity Service Office or agent at any time within 10 days after receiving it or such other period as required by law. Within 7 days of receiving a returned Contract, we will pay you the Contract value (minus any unpaid loans), computed at the end of the Business Day on which we receive your returned Contract.



No withdrawal charge is imposed upon return of a Contract within the ten day right to review period. The ten day right to review may vary in certain states in order to comply with the requirements of state insurance laws and regulations. When the Contract is issued as an Individual Retirement Annuity under Sections 408 or 408A of the Code, during the first 7 days of the 10 day period, we will return all purchase payments if this is greater than the amount otherwise payable.


(Applicable to Residents of California Only)


Residents in California age 60 and greater may cancel the Contract by returning it to our Annuity Service Office or agent at any time within 30 days after receiving it. If you cancel the Contract during this 30 day period and your purchase payments were allocated to a fixed account investment option or the Money-Market investment option, we will pay you the original amount of your purchase payments. If your purchase payments were allocated to a Separate Account investment option (other than the Money Market


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


Fund), we will pay you the Contract value, (minus any unpaid loans), computed at the end of the business day on which we receive your returned Contract.



Your purchase payments will be placed in either (a) a Fixed Investment Option,
(b) the Money Market investment option or (c) in one or more of the Variable Investment Options, based upon your instructions on the application. Unless you instruct us otherwise, we will allocate your purchase payments to the Money Market investment option.



(New York Contracts with Optional Payment Enhancement.)If you exercise your right to return your Contract during the "ten day right to review period", we will reduce the amount returned to you by the amount of any Payment Enhancement applied to your initial purchase payment.


Ownership


You are entitled to exercise all rights under your Contract.



The Contract owner is the person entitled to exercise all rights under the Contract. Prior to the maturity date, the Contract owner is the person designated in the Contract or certificate specifications page or as subsequently named. On and after the maturity date, the annuitant is the Contract owner. If amounts become payable to any beneficiary under the Contract, the beneficiary is the Contract owner.



In the case of non-qualified Contracts, ownership of the Contract may be changed or the Contract may be collaterally assigned at any time prior to the maturity date, subject to the rights of any irrevocable beneficiary. Changing the ownership of a Contract may be treated as a (potentially taxable) distribution from the Contract for federal tax purposes. A collateral assignment will be treated as a distribution from the Contract and will be tax reported as such. An addition or substitution of any Contract owner may result in resetting the death benefit to an amount equal to the Contract value as of the date of the change and treating that value as a purchase payment made on that date for purposes of computing the amount of the death benefit.


Any change of ownership or assignment must be made in writing. We must approve any change. Any assignment and any change, if approved, will be effective as of the date we receive the request at our Annuity Service Office. We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted or responsibility for the validity or sufficiency of any assignment. An absolute assignment will revoke the interest of any revocable beneficiary.


In the case of Qualified Contracts, ownership of the Contract generally may not be transferred except by the trustee of an exempt employees' trust which is part of a retirement plan qualified under Section 401 of the Code or as otherwise permitted by applicable IRS regulations. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than us.



GROUP CONTRACTS. An eligible member of a group to which a group contract has been issued may have become an owner under the Contract by submitting a completed application, if required by us, and a minimum purchase payment. If so, we issued a Contract summarizing the rights and benefits of that owner under the group contract, or we issued an individual Contract to an applicant acceptable to us. We reserve the right to decline to issue a contract to any person in our sole discretion. All rights and privileges under the Contract may be exercised by each owner as to his or her interest unless expressly reserved to the group holder. However, provisions of any plan in connection with which the group contract was issued may restrict an owner's ability to exercise such rights and privileges.



In the case of a group annuity contract, we may not modify the group contract or any Contract without consent of the group holder or the owner, as applicable, except to make it conform to any law or regulation or ruling issued by a governmental agency. However, on 60 days' notice to the group holder, we may change the administration fees, mortality and expense risk charges, annuity purchase rates and the market value charge as to any Contract issued after the effective date of the modification. (The VEN 8 Contract does not include "free withdrawal percentage" among Contract terms we are authorized to change on 60 days notice to the group holder.)



All Contract rights and privileges not expressly reserved to the group holder may be exercised by each owner as to his or her interests as specified in his or her Contract. Prior to the maturity date, an owner is the person designated in an application or as subsequently named. On and after a certificate's maturity date, the annuitant is the owner and after the death of the annuitant, the beneficiary is the owner. In the case of non-qualified Contracts, ownership of the Contract may be changed at any time. In the case of non-qualified Contracts, an owner may assign his or her interest in the Contract during the lifetime of the annuitant prior to the maturity date, subject to the rights of any irrevocable beneficiary. Assigning a Contract or interest therein, or changing the ownership of a Contract, may be treated as a distribution of all or a portion of the Contract value for Federal tax purposes. Any change of ownership or assignment must be made in writing. Any change must be approved by us. Any assignment and any change, if approved, will be effective as of the date on which written. We assume no liability for any payments made or actions taken before a change is approved or assignment is accepted or responsibility for the validity or sufficiency of any assignment.



ACCEPTANCE OF CONTRACTS. We have discontinued new applications and issuance of new group contracts.


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


Annuitant



The annuitant is either you or someone you designate.



The annuitant is any natural person or persons whose life is used to determine the duration of annuity benefit payments involving life contingencies. The annuitant is entitled to receive all annuity benefit payments under the Contract. If the Contract owner names more than one person as an "annuitant," the second person named shall be referred to as "co-annuitant." The annuitant is as designated on the Contract specifications page or in the application, unless changed. Any change of annuitant must be made in writing in a form acceptable to us. We must approve any change.



On the death of the annuitant prior to the maturity date, the co-annuitant, if living, becomes the annuitant. If there is no living co-annuitant, the owner becomes the annuitant. In the case of certain qualified Contracts, there are limitations on the ability to designate and change the annuitant and the co-annuitant. The annuitant becomes the owner of the Contract on the Maturity Date.



If any annuitant is changed and any Contract owner is not a natural person, the entire interest in the Contract must be distributed to the Contract owner within five years. The amount distributed will be reduced by charges which would otherwise apply upon withdrawal.


Beneficiary


The beneficiary is the person you designate to receive the death benefit if you die.



The beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). However, if there is a surviving Contract owner, that person will be treated as the beneficiary. The beneficiary may be changed subject to the rights of any irrevocable beneficiary. Any change must be made in writing, approved by us, and (if approved) will be effective as of the date on which written. We assume no liability for any payments made or actions taken before the change is approved. If no beneficiary is living, the contingent beneficiary will be the beneficiary. The interest of any beneficiary is subject to that of any assignee. If no beneficiary or contingent beneficiary is living, the beneficiary is the estate of the deceased Contract owner. In the case of certain qualified Contracts Treasury Department regulations may limit designations of beneficiaries.



PRIOR CONTRACTS. Under the VEN 1, VEN 3, VEN 7, VEN 8 and VEN 9 Contracts, the beneficiary is initially designated in the application. The beneficiary may be changed during the lifetime of the annuitant subject to the rights of any irrevocable beneficiary. Any change must be made in writing, approved by us and if approved, will be effective as of the date on which written. We assumes no liability for any payments made or actions taken before the change is approved. Prior to the maturity date, if no beneficiary survives the annuitant, the Contract owner or the Contract owner's estate will be the beneficiary. The interest of any beneficiary is subject to that of any assignee. In the case of certain qualified Contracts, regulations promulgated by the Treasury Department prescribe certain limitations on the designation of a beneficiary.


Modification


We may not modify your Contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency. However, in the case of group contracts, on 60 days' notice to the group holder, we may change the administration fees, mortality and expense risks charges, annuity payment rates and the market value charge as to any Contracts issued after the effective date of the modification.


Our Approval


We reserve the right to accept or reject any Contract application at our sole discretion.





Misstatement and Proof of Age, Sex or Survival

We may require proof of age, sex or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the annuitant has been misstated, the benefits will be those that would have been provided for the annuitant's correct age and sex. If we have made incorrect annuity benefit payments, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity benefit payments.


FIXED INVESTMENT OPTIONS



Fixed investment options are not securities.



Interests in fixed investment options are not registered under the Securities Act of 1933, as amended, (the "1933 Act") and our general account is not registered as an investment company under the 1940 Act. Neither interests in the fixed investment options nor the general account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act. Disclosures relating to interests in the fixed investment options and the general account nonetheless may be required by the federal securities laws to be accurate.



INTEREST RATES AND AVAILABILITY. We may make available fixed investment options for some versions of the Contracts. Fixed investment options provide for the accumulation of interest on purchase payments at guaranteed rates for the duration of the


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


guarantee period. We determine the guaranteed interest rates on amounts allocated or transferred to a fixed investment account from time-to-time. In no event will the guaranteed rate of interest be less than 3% (4% for VEN 7, VEN 8 and VEN 9 Contracts). Once an interest rate is guaranteed for a fixed investment account, it is guaranteed for the duration of the guarantee period, and we may not change it.



We may establish a DCA fixed account investment option under the DCA program to make automatic transfers to one or more Variable Investment Options (see "SPECIAL SERVICES-DOLLAR COST AVERAGING" for details).



If you purchased your Contract prior to October 7, 2002 , you may not allocate new purchase payments to one- or three-year fixed account investment options, but transfers from the Variable Investment Options will be permitted.



Purchase payments and transfers to one- and three-year fixed investment options are not allowed for certain Contracts issued on or after October 7, 2002.



Five- and seven-year fixed investment options were available for Contracts issued prior to December 30, 2002. New purchase payments under these Contracts may not be allocated to one- or three-year fixed investment options but transfers from the Variable Investment Options will be permitted.



For Contracts issued on and after December 20, 2002, purchase payments and transfers to five- and seven-year fixed account options are not allowed.



State Restrictions. One or more of the fixed investment options may not be available with your contract. With respect to Contracts issued in the State of Oregon, no purchase payments may be invested, transferred or reinvested into any fixed investment option with a guarantee period of more than one year within 15 years of the maturity date, and no purchase payments may be invested in any fixed investment option after the fifth Contract year.



NO FIXED INVESTMENT OPTIONS FOR VEN 1 AND VEN 3 CONTRACTS. These Contracts do not provide for a fixed-dollar accumulation prior to the maturity date. You should disregard the description in this Prospectus of the Fixed Investment Options, Loans and the transfer and Dollar Cost Averaging provisions, to the extent that they relate to the fixed investment options.



FIXED INVESTMENT OPTIONS UNDER VEN 7 AND VEN 8 CONTRACTS. For these Contracts, a one-, three- and six-year fixed investment option was available at issue. As of October 7, 2002, new purchase payments may not be allocated to one- and three-year fixed investment options, and as of December 30, 2002, new purchase payments may not be allocated to six-year fixed investment options.



TRANSFER TO FIXED INVESTMENT OPTIONS. You may allocate purchase payments, or make transfers from the Variable Investment Options, to fixed investment options, if available, at any time prior to the maturity date. We establish a separate investment account each time you allocate or transfer amounts to a fixed investment option, except that, for amounts allocated or transferred to the same fixed investment option on the same day, we will establish a single investment account. Amounts may not be allocated to a fixed investment option that would extend the guarantee period beyond the maturity date.



Subject to certain regulatory limitations, we may determine to restrict payments and transfers to Fixed Investment Options at any time the declared interest rate in effect equals a minimum interest rate specified in your Contract.



RENEWALS. At the end of a guarantee period, you may establish a new investment account with the same guarantee period at the then current interest rate, select a different fixed investment option or transfer the amounts to a Variable Investment Option, all without the imposition of any charge. You may not select a guarantee period that would extend beyond the maturity date. In the case of renewals within one year of the maturity date, the only fixed investment option available is to have interest accrued up to the maturity date at the then current interest rate for one year guarantee periods.



If you do not specify the renewal option desired, we will select the same guarantee period as has just expired, so long as such period does not extend beyond the maturity date. If a renewal would extend beyond the maturity date, we will select the longest period that will not extend beyond such date, except in the case of a renewal within one year of the maturity date in which case we will credit interest up to the maturity date at the then current interest rate for one year guarantee periods.


A market value charge may apply to certain transactions.


MARKET VALUE CHARGE. Any amount withdrawn, transferred or borrowed from a fixed investment account prior to the end of the guarantee period may be subject to a market value charge. A market value charge is assessed only when current interest rates are higher than the guaranteed interest rate on the account. The charge compensates us for our investment losses on amounts withdrawn, transferred or borrowed prior to the maturity date. The formula for calculating this charge is set forth in your Contract. A market value charge will be calculated separately for each investment account affected by a transaction to which a market value charge may apply. The market value charge for an investment account will be calculated by multiplying the amount withdrawn or transferred from the investment account by the adjustment factor described below. In the case of group Contracts, we reserve the right to modify the market value charge as to any certificates issued after the effective date of a change specified in written notice to the group holder.


For VENTURE Contracts, the adjustment factor is determined by the following formula: 0.75 x (B-A) x C/12 where:


     A - The guaranteed interest rate on the investment account.

     B - The guaranteed interest rate available, on the date the request is processed, for amounts allocated to a new investment account with the same length of guarantee period as the investment account from which the amounts are being withdrawn.

     C - The number of complete months remaining to the end of the guarantee period.

For purposes of applying this calculation, the maximum difference between "B" and "A" will be 3%. The adjustment factor may never be less than zero.


For VEN 7, VEN 8 and VEN 9 Contracts, the maximum difference between "B" and "A" will be 3%. The adjustment factor will never be greater than 2 x (A-4%) and never less than zero. ("A" is the guaranteed interest rate on the investment account. "B" is the guaranteed interest rate available, on the date the request is processed, for amounts allocated to a new investment account with the same length of guarantee period as the investment account from which the amounts are being withdrawn.)


The total market value charge will be the sum of the market value charges for each investment account being withdrawn. Where the guaranteed rate available on the date of the request is less than the rate guaranteed on the investment account from which the amounts are being withdrawn (B-A in the adjustment factor is negative), there is no market value charge. There is only a market value charge when interest rates have increased (B-A in the adjustment factor is positive).


We make no market value charge on withdrawals from the fixed investment options in the following situations:



-     death of the owner (death of annuitant under VEN 7, VEN 8 and VEN 9
      Contracts);


-     amounts withdrawn to pay fees or charges;


- amounts applied at the maturity date to purchase an annuity at the guaranteed rates provided in the Contract;



- amounts withdrawn from investment accounts within one month prior to the end of the guarantee period (applicable only to 3- and 6-year fixed investment options for VEN 7, VEN 8 and VEN 9 Contracts);



- amounts withdrawn from a one-year fixed investment account (not applicable under VEN 7, VEN 8 and VEN 9 Contracts); and



- amounts withdrawn in any Contract year that do not exceed 10% of (i) total purchase payments less (ii) any prior partial withdrawals in that Contract year.



In no event will the market value charge:


- be greater than the amount by which the earnings attributable to the amount withdrawn or transferred from an investment account exceed an annual rate of 3%,

- together with any withdrawal charges for an investment account be greater than 10% of the amount transferred or withdrawn, or


- reduce the amount payable on withdrawal or transfer below the amount required under the non-forfeiture laws of the state with jurisdiction over the Contract.



The cumulative effect of the market value and withdrawal charges could result in a Contract owner receiving total withdrawal proceeds of less than the Contract owner's purchase payments.


Withdrawals and some transfers from fixed account investment options are permitted during the accumulation period.


TRANSFERS. During the accumulation period, you may transfer amounts among your fixed account investment options and from your fixed account investment options to the Separate Account investment options; provided that no transfer from a fixed account investment option may be made unless the amount to be transferred has been held in such account for at least one year, except for transfers made pursuant to the DCA program. Any transfer other than one made at the end of a guarantee period may be subject to a market value charge. Where there are multiple investment accounts within a fixed account investment option, amounts must be transferred from the fixed account investment option on a first-in-first-out basis.





WITHDRAWALS. You may make total and partial withdrawals of amounts held in the fixed account investment options at any time during the accumulation period. Withdrawals from the fixed account investment options will be made in the same manner and be subject to the same limitations as set forth under "WITHDRAWALS" plus the following provisions also apply to withdrawals from the fixed account investment options:


- We reserve the right to defer payment of amounts withdrawn from the fixed account investment options for up to six months from the date we receive the written withdrawal request. If a withdrawal is deferred for more than 30 days pursuant to this right, we will pay interest on the amount deferred at a rate not less than 3% per year (or a higher rate if required by applicable law).


- If there are multiple investment accounts under the fixed account investment options, amounts must be withdrawn from those accounts on a first-in-first-out basis.


- The market value charge described above may apply to withdrawals from any investment option except for a one year investment option under certain versions of the Contracts. In the event a market value charge applies to a withdrawal from a fixed investment account, it will be calculated with respect to the full amount in the investment account and deducted from the amount payable in the case of a total withdrawal. In the case of a partial withdrawal, the market value charge will be calculated on the amount requested and deducted, if applicable, from the remaining investment account value.



If you request a partial withdrawal in excess of your amount in the Variable Investment Options and do not specify the fixed investment options from which the withdrawal is to be made, such withdrawal will be made from your investment options beginning with the shortest guarantee period. Within such sequence, where there are multiple investment accounts within a fixed investment option, withdrawals will be made on a first-in-first-out basis.



Withdrawals from the Contract may be subject to income tax and a 10% IRS penalty tax (see "FEDERAL TAX MATTERS" below). Withdrawals are permitted from Contracts or certificates issued in connection with Section 403(b) qualified plans only under limited circumstances (see APPENDIX B: - QUALIFIED PLAN TYPES.



LOANS. We offer a loan privilege only to owners of Contracts issued in connection with Section 403(b) qualified plans that are not subject to Title I of ERISA. If you own such a Contract, you may borrow from us, using your Contract as the only security for the loan, in the same manner and subject to the same limitations as described under "LOANS" (see "FEDERAL TAX MATTERS - Qualified Retirement Plans - Loans"). The market value charge described above may apply to amounts transferred from the fixed investment accounts to the loan account in connection with such loans and, if applicable, will be deducted from the amount so transferred. The loan privilege will not be available to such Contracts if you elected the Principal Plus or Principal Plus for Life optional benefit is elected.



FIXED ANNUITY OPTIONS. Subject to the distribution of death benefits provisions (see "DEATH BENEFIT DURING ACCUMULATION PERIOD" above), on death, withdrawal or the maturity date of the Contract, the proceeds may be applied to a fixed annuity option (see "ANNUITY OPTIONS" above).



The amount of each fixed annuity benefit payment is determined by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the fixed annuity to the appropriate table in the Contract. If the table we are then using is more favorable to you, we will substitute that table. If you choose an annuity option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of fixed annuity benefit payments.



Payment Enhancement (for New York Contracts)



Optional Payment Enhancement (Available in New York only).



The Payment Enhancement Rider is only available with Contracts issued in New York by John Hancock New York. The Payment Enhancement may only be elected at issue and once elected is irrevocable. The minimum initial purchase payment required to elect the Payment Enhancement is $10,000. An additional fee is imposed for the Payment Enhancement and Contracts with this feature will be subject to a higher withdrawal charge for a longer period of time.



If you elected the Payment Enhancement Rider, we will add a Payment Enhancement to your Contract when you make a purchase payment. We allocate each Payment Enhancement among investment options in the same proportion as your purchase payment. The Payment Enhancement is funded from our general account. We add 4% [5% for contracts issued between July 12 and October 30, 2004] to each purchase payment you make.

PURCHASE PAYMENTS WHICH ARE NOT ELIGIBLE FOR A PAYMENT ENHANCEMENT. In certain cases where the owner's spouse is the beneficiary, the spouse may continue the Contract as the new owner upon the death of the owner. For purposes of calculating a death benefit paid upon the first owner's death, we treat the death benefit as a purchase payment to the Contract. Such purchase payment will not be eligible for a Payment Enhancement.



RIGHT TO REVIEW CONTRACT. If you exercise your right to return your Contract during the "ten day right to review period", we will reduce the amount returned to you by the amount of any Payment Enhancement applied to your initial purchase payment. Therefore, you bear the risk that if the market value of the Payment Enhancement has declined, we will still recover the full amount of the Payment Enhancement. However, earnings attributable to the Payment Enhancement will not be deducted from the amount paid to you. When the Contract is issued as an individual retirement annuity under Sections 408 or 408A of the Code, during the first 7 days of the 10 day period, we will return the purchase payments if this is greater then the amount otherwise payable.



TAX CONSIDERATIONS. Payment Enhancements are not considered to be "investment in the Contract" for income tax purposes (see "FEDERAL TAX MATTERS").



MATTERS TO CONSIDER PRIOR TO ELECTING THE PAYMENT ENHANCEMENT. There may be circumstances where you may be worse off for having purchased a Contract with a Payment Enhancement as opposed to a Contract without a Payment Enhancement. For example, the higher charges assessed for a Contract with a Payment Enhancement may over time exceed the amount of the Payment Enhancement and any earnings thereon. The Contract described in this Prospectus may have been purchased without a Payment Enhancement. Contracts with no Payment Enhancements have withdrawal charges and asset based charges that may for certain Contracts be lower than the charges a Contract with a Payment Enhancement. Before you make additional purchase payments for a Contract with Payment Enhancement, you and your financial consultant should consider:



-     The length of time that you plan to own your Contract,



-     The frequency, amount and timing of any partial earnings,



-     The amount of your purchase payments.



Choosing the Payment Enhancement is generally advantageous except in the following situation: if you intend to make a single purchase payment to your Contract or a high initial purchase payment relative to renewal purchase payments and you intend to hold your Contract for more than 11 years.



We expect to make a profit from the Contracts. The charges used to recoup the expense of paying the Payment Enhancement include the withdrawal charge and the asset based charges. (See "CHARGES AND DEDUCTIONS".)



If you are considering making additional payments to a Contract in connection with certain qualified plans, then special considerations regarding the Payment Enhancement may apply. Corporate and self-employed pension and profit sharing plans, as well as tax-sheltered annuity plans, are subject to nondiscrimination rules. The nondiscrimination rules generally require that benefits, rights, or features of the plan not discriminate in favor of highly compensated employees. In evaluating whether the Contract is suitable for purchase in connection with such a qualified plan, you should consider the effect of the Payment Enhancement on the plan's compliance with the applicable nondiscrimination requirements. Violation of these nondiscrimination rules can cause loss of the plan's tax favored status under the Code. Employers intending to use the Contract in connection with such plans should seek competent advice. (See Appendix D - "QUALIFIED PLAN TYPES").

ADDITIONAL CHARGES FOR THE PAYMENT ENHANCEMENT. If you elected the Payment Enhancement, the separate account annual expenses are increased by 0.35% to 1.75%. The guaranteed interest rate on fixed accounts is reduced by 0.35%. In addition, each purchase payment will be subject to a higher withdrawal charge for a longer period of time. The maximum withdrawal charge if the Payment Enhancement is elected is 8% (as opposed to 6% with no Payment Enhancement) and the withdrawal charge period is 8 years if the Payment Enhancement is elected (as opposed to 7 years with no Payment Enhancement).

                             CHARGES AND DEDUCTIONS


Charges and deductions under the Contracts are assessed against purchase payments, Contract values or annuity benefit payments. Currently, there are no deductions made from purchase payments. In addition, there are deductions from and expenses paid out of the assets of the Funds that are described in the Fund prospectuses. For information on the fees charged for optional benefits Riders in the Fee Tables.


Withdrawal Charges


If you make a withdrawal from your Contract during the accumulation period, we may assess a withdrawal charge. We base the withdrawal change on the length of time a purchase payment has been in your Contract, and the amount of the withdrawal we attribute to unliquidated purchase payments. We first allocate a withdrawal to a FREE WITHDRAWAL AMOUNT and second to UNLIQUIDATED PURCHASE PAYMENTS. We do not impose a withdrawal charge on amounts allocated to the free withdrawal amount. We allocate any free withdrawal amount first to withdrawals from Variable Investment Options and then to withdrawals from fixed investment options beginning with those with the shortest guarantee period.



When you make a withdrawal that exceeds the free withdrawal amount, we allocate the excess to unliquidated purchase payments on a first-in first-out basis. We calculate the amount of the withdrawal charge by multiplying the amount of the purchase payment being liquidated by the applicable withdrawal charge percentage shown in the Fee Tables. The percentage we charge, the free withdrawal amount, and the lengths of time applicable to a withdrawal charge will differ, depending on the Contract version you purchased.



We deduct the withdrawal charge from your remaining Contract value, except in cases where you make a complete withdrawal (i.e., surrenders) or when the amount requested from an investment account exceeds the value of that investment account less any applicable withdrawal charge. If you make a complete withdrawal, or if there is not enough remaining Contract value, we will deduct the withdrawal charge from the amount requested.



Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract year does not specifically correspond to sale expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts, or from general assets. Similarly, administrative expenses not fully recovered by the administrative fees may also be recovered from such other sources.



There is generally no withdrawal charge on distributions made as a result of the death of the Contract owner or, if applicable, the annuitant, and no withdrawal charges are imposed on the maturity date if the Contract owner annuitizes as provided in the Contract.



For examples of calculation of the withdrawal charge, see Appendix A. Withdrawals from the fixed account investment options may be subject to a market value charge in addition to the withdrawal charge . In the case of group annuity contracts, we reserve the right to modify the withdrawal charge as to Contracts issued after the effective date of a change specified in written notice to the group holder.



VEN 1 WITHDRAWAL CHARGE. The withdrawal charge ("surrender charge") assessed under the VEN 1 Contract is 5% of the lesser of (1) the amount surrendered or
(2) the total of all purchase payments made within the sixty months immediately preceding the date of surrender. The charge is deducted from the Contract Value remaining after the Contract owner is paid the amount requested, except in the case of a complete surrender when it is deducted from the amount otherwise payable. After the first Contract year, no withdrawal charge will be made on that part of the first surrender in any contract year which does not exceed 10% of the Contract value computed as of the date of such surrender. The right to surrender up to 10% of the Contract value free of any withdrawal charge does not apply to Qualified Contracts issued as tax-sheltered annuities under Section 403(b) of the Internal Revenue Code. There is no withdrawal charge on distributions made as a result of the death of the annuitant or Contract owner. Under no circumstances will the total of all withdrawal charges exceed 9% of total purchase payments.



VEN 3 WITHDRAWAL CHARGE. The withdrawal charge assessed under the VEN 3 Contract is 5%. The free withdrawal amount in any Contract year is the greater of: (1) 10% of the Contract value at the beginning of the Contract year, or (2) 10% of the total purchase payments made in the current Contract year and the proceeding 4 Contract years plus the amount of all unliquidated purchase payments made 5 or more Contract years prior to the current Contract year. Therefore, no withdrawal charge will apply to any purchase payment that has been in the Contract for at least 5 years. After all purchase payments have been liquidated, any remaining Contract value (accumulated earnings) may be withdrawn free of charge. Under no circumstances will the total of all withdrawal charges exceed 5% of total purchase payments.



VEN 7, VEN 8 AND VEN 9 WITHDRAWAL CHARGE. In no event will the total withdrawal charges exceed 6% of the total purchase payments. In any Contract year, the free withdrawal amount for that year is the greater of: (1) the excess of the Contract value on the date of the withdrawal over the unliquidated purchase payments (the accumulated earnings on the Contract) or (2) 10% of the total purchase payments less any prior partial withdrawals in that Contract year.



VENTURE WITHDRAWAL CHARGE. In any Contract year, the free withdrawal amount for that year is the greater of: (1) 10% of total purchase payments (less all prior partial withdrawals in that Contract year) or (2) the accumulated earnings of the Contract (i.e., the excess of the Contract value on the date of withdrawal over the unliquidated purchase payments). Upon a full surrender of a VENTURE Contract issued on and after April 1, 2003, John Hancock USA will liquidate the excess of all unliquidated purchase payments over the free withdrawal amount for purposes of calculating the withdrawal charge.



Upon full surrender of a Venture Contract issued before April 1, 2003, John Hancock USA will liquidate the excess of the Contract value over the free withdrawal amount, if lower. In no event will the total withdrawal charges exceed 6% of the amount invested (8% for NY Contracts with a Payment Enhancement).


Waiver of Applicable Withdrawal Charge - Confinement to Eligible Nursing Home (John Hancock USA only) In states where approved, any applicable withdrawal charge will be waived on a total withdrawal prior to the Maturity Date if all the following apply:

- the owner has been confined to an "Eligible Nursing Home" for at least 180 days (the waiver does not apply to the confinement of any annuitant unless the owner is a non-natural person;


-     the confinement began at least one year after the Contract date;


-     confinement was prescribed by an "physician";

- both the owner and the annuitant are alive as of the date we pay the proceeds of such total withdrawal;

- the request for a total withdrawal and "Due Proof of Confinement" are received by us, in good order, no later than 90 days after discharge.

An "Eligible Nursing Home" is a licensed "Long Term Care Facility" or "Hospital" providing medically necessary inpatient care that is prescribed in writing by a licensed "Physician" and is based on physical limitations which requires daily living in an institutional setting. A "Long Term Care Facility" is a facility which (a) is located in the United States or its territories; (b) is licensed by the jurisdiction in which it located; (c) provides custodial care under the supervision of a registered nurse (R.N.); and (d) can accommodate three or more persons. A "Hospital" is a facility which is (a) licensed as a Hospital by the jurisdiction in which it is located; (b) is supervised by a staff of licensed physicians; (c) provides nursing services 24 hours a day by, or under the supervision of, a registered nurse (R.N.); (d) operates primarily for the care and treatment of sick or injured persons as inpatients for a charge; and (e) has access to medical, diagnostic and major surgical facilities.

A "Physician" is a person other than you, the annuitants(s) or a member of your or the annuitant's families who is a licensed medical doctor (M.D.) or a licensed doctor of osteopathy (D.O.), practicing within the scope of that license.

"Due Proof of Confinement" is a letter signed by an eligible "Physician" containing: (a) the date the owner was confined, (b) the name and location of the "Eligible Nursing Home," (c) a statement that the confinement was medically necessary in the judgment of the Physician and (d) if applicable, the date the owner was released from the "Eligible Nursing Home."


The waiver is only applicable for total withdrawals and does not apply to partial withdrawals. The waiver described above is not available in all states and was not available for Contracts issued prior to May 1, 2002. Certain terms may vary depending on the state of issue as noted in your contract. Withdrawals may be taxable and if made prior to age 59-1/2 may be subject to a 10% penalty. See "Federal Tax Matters."



Annual Administration Fees



We will deduct each year an annual administration fee of $30 as partial compensation for the cost of providing all administrative services attributable to the Contracts and the operations of the Separate Account and us in connection with the contracts. However, if prior to the maturity date the Contract value is equal to or greater than $99,000 at the time of the fee's assessment, the fee will be waived. (There is no provision for waiver under VEN 1, VEN 3, VEN 7, VEN 8 and VEN 9 Contracts.) During the accumulation period, this administration fee is deducted on the last day of each contract year. It is withdrawn from each investment option in the same proportion that the value of such investment option bears to the contract value. If the entire contract is withdrawn on other than the last day of any contract year, the $30 administration fee will be deducted from the amount paid. During the pay-out period, the fee is deducted on a pro-rata basis from each annuity payment.

Asset-Based Charges



We deduct asset-based charges totaling 1.40% on an annual basis for administration and mortality and expense risks assuming no optional riders are elected



DAILY ADMINISTRATION FEE. We allocate a portion of the asset-based charges shown in the Fee Tables to help cover our administrative expenses. We deduct a daily charge in an amount equal to 0.15% of the value of each Variable Investment Option on an annual basis deducted from each sub-account to reimburse us for administrative expenses. This asset based administrative charge is not deducted from the fixed investment options. The charge will be reflected in the contract value as a proportionate reduction in the value of each variable investment account. Even though administrative expenses may increase, we guarantee that it will not increase the amount of the administration fees. (We do not separately identify a daily administration fee for VEN 1 Contracts.)



MORTALITY AND EXPENSE RISKS CHARGE. The mortality risk we assume is the risk that annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity benefit payment rates incorporated into the contract which cannot be changed. This assures each annuitant that his or her longevity will not have an adverse effect on the amount of annuity benefit payments. We also assume mortality risks in connection with our guarantee that, if the contract owner dies during the accumulation period, we will pay a death benefit. (See "Death Benefit During Accumulation Period") The expense risk we assume is the risk that the administration charges, distribution charge, or withdrawal charge may be insufficient to cover actual expenses.



To compensate us for assuming these risks, we deduct from each of the sub-accounts a daily charge . The charge is an amount equal to 1.25% of the value of the variable investment accounts on an annual basis (1.60% if the Optional Payment Enhancement is elected in New York and 1.30% for VEN 1 Contracts). In the case of individual Contracts, the rate of the mortality and expense risks charge cannot be increased. In the case of group Contracts, the rate of the mortality and expense risks charge can be increased, but only as to certificates issued after the effective date of the increase and upon 60 days' prior written notice to the group holder. If the asset-based charges are insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charges prove more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. On the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, the mortality and expense risks charge is assessed although we bear only the expense risk and not any mortality risk. The asset-based charges are not assessed against fixed investment options.


Reduction or Elimination of Charges and Deductions


We may reduce or eliminate the amount of the charges and deductions for certain Contracts. These Contracts would involve sales that are made to individuals or to a group of individuals in a manner that results in savings of sales or maintenance expenses or that we expect may result in reduction of other risks that are normally associated with the Contracts. We will determine entitlement to such a reduction in the charges or deductions in the following manner:


- The size and type of group to which sales are to be made will be considered. Generally, sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of contracts with fewer sales contacts.

- The total amount of purchase payments to be received will be considered. Per-dollar sales expenses are likely to be less on larger purchase payments than on smaller ones.


- The nature of the group or class for which the Contracts are being purchased will be considered including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts.



- Any prior or existing relationship with us will be considered. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.



- The level of commissions paid to selling broker-dealers will be considered. Certain broker-dealers may offer the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may elect to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses.



- There may be other circumstances of which we are not presently aware, which could result in reduced expenses.



If after consideration of the foregoing factors, we determine that there will be a reduction in expenses, we will provide a reduction in the charges or deductions. In the case of group contracts, we may issue contracts and certificates with a mortality or expense risks charge at rates less than those set out above, if we conclude that the mortality or expense risks of the groups involved are less than the risks it has determined for persons for whom the contracts and certificates have been generally designed.



John Hancock USA will eliminate the withdrawal charge when a Contract is issued to officers, trustees, directors or employees (or a relative thereof) of ours, of any of our affiliates, or of the John Hancock Trust. In no event will reduction or elimination of the charges or deductions be permitted where that reduction or elimination will be unfairly discriminatory to any person. For further information, contact your registered representative.


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


Premium Taxes


We will charge you for state premium taxes to the extent we incur them and reserve the right to charge you for new taxes we may incur.


We make deductions for any applicable premium or similar taxes based on the amount of a premium payment. Currently, certain local jurisdictions assess a tax of up to 5% of each premium payment.



In most cases, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each premium payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage times the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit. Premium taxes vary according to the state and are subject to change . In many jurisdictions there is no tax at all. For current information, a tax advisor should be consulted.



                          PREMIUM TAX RATE
 STATE OR    ----------------------------------------------
TERRITORY    QUALIFIED CONTRACTS    NON-QUALIFIED CONTRACTS
---------    -------------------    -----------------------
C(A)                0.50%                    2.35%

GUAM                4.00%                    4.00%

ME(A)               0.00%                    2.00%

NV                  0.00%                    3.50%

PR                  1.00%                    1.00%

SD(A)               0.00%                    1.25%

WV                  1.00%                    1.00%

WY                  0.00%                    1.00%



(A)   We pay premium tax paid upon receipt of premium.

                               FEDERAL TAX MATTERS


INTRODUCTION


The following discussion of the Federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The Federal income tax treatment of an annuity Contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.



This discussion does not address state or local tax consequences associated with the purchase of a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE, OR LOCAL -- OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.


OUR TAX STATUS


We are taxed as a life insurance company. Because the operations of the Separate Account are a part of, and are taxed with, our operations, the Separate Account is not separately taxed as a "regulated investment company" under the Code. Under existing Federal income tax laws, we are not taxed on the investment income and capital gains of the Separate Account, but the operations of the Separate Account may reduce our Federal income taxes. For example, we may be eligible for certain tax credits or deductions relating to foreign taxes paid and dividends received by the Funds. Our use of these tax credits and deductions will not adversely affect or benefit the Separate Account. We do not anticipate that we will be taxed on the income and gains of the Separate Account in the future, but if we are, we may impose a corresponding charge against the Separate Account.



The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or the Separate Account. Currently, we do not anticipate making a charge of such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.



SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFIT RIDERS



The Contract provides a death benefit and optional death benefit riders, which in certain circumstances may provide benefits that exceed the greater of the purchase payments and the Contract value. As described elsewhere in this Prospectus, we impose certain charges with respect to the death benefit. It is possible that those charges (or some portion thereof) could be treated for Federal income tax purposes as a partial withdrawal from the Contract.



At present, the IRS has not provided guidance as to the tax effect of adding an optional nursing home waiver of withdrawal charge rider to an annuity contract. The IRS might take the position that each charge associated with these riders is deemed a withdrawal from the Contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals.



We do not currently report rider charges as partial withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such. You should consult a tax adviser before electing any of these optional benefit riders.



The optional guaranteed minimum withdrawal benefit riders (i.e, Principal Plus and Principal Plus Principal Plus for Life) available under the Contracts provide benefits that differ from those traditionally offered under variable annuity Contracts. If either of these riders is in effect, the Contract owner or his or her beneficiary may be entitled to withdrawals during the rider's "settlement phase" even if the Contract value is zero. Any such withdrawals are treated as withdrawals for income tax purposes, and are fully includible in income if the investment in the Contract has been fully recovered.



If you purchase a Qualified Contract with an optional death benefit or other optional benefit rider, the presence of these benefits may increase the amount of any required minimum distributions under the requirements of your Qualified Plan. See "Qualified Contracts (Contracts Purchased for a Qualified Plan)", below.



Taxation of Principal Plus and Principal Plus for Life Benefits. Principal Plus for Life provides benefits that differ from those traditionally offered under variable annuity contracts. If these Riders are in effect, the Contract owner or his or her beneficiary may be entitled to Guaranteed Withdrawal Amounts or for Principal Plus for Life, Life Income Amounts even if the Contract value is zero. Such withdrawals are treated as withdrawals for income tax purposes, and if the investment in the Contract has been fully recovered, they are fully includible in income.


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NON-QUALIFIED CONTRACTS (CONTRACTS NOT PURCHASED TO FUND A QUALIFIED PLAN)



Undistributed Gains



Except where the owner is not an individual, we expect our Contracts to be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your Contract until we actually distribute assets to you.



However, a Contract held by an owner other than a natural person (for example, a corporation, partnership, limited liability company or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal owner is a trust or other entity which holds the Contract as an agent for a natural person.



Taxation of Annuity Payments



When we make payments under a Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.



In the case of variable annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the annuitant's life expectancy and the form of annuity benefit selected). In the case of fixed annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of fixed annuity payments for the term of the Contract (determined under IRS regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to tax. A simplified method of determining the taxable portion of annuity benefit payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.



Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the annuitant's last tax return.



Surrenders, Withdrawals and Death Benefits



When we make a single sum payment from your Contract under our current administrative procedures, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the date of maturity or if no extended payment option is selected for a death benefit payment.



When you take a partial withdrawal from a Contract before the date of maturity, including a payment under a systematic withdrawal plan, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. When only the investment in the Contract remains, any subsequent withdrawal made before the date of maturity will be a tax-free return of investment. If you assign or pledge any part of your Contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.



For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all annuity contracts issued by us or our affiliates to the owner within the same calendar year will be treated as if they were a single contract.



As mentioned above, amounts received in a partial withdrawal are taxable to the extent that the Contract value exceeds the investment in the Contract. There is some uncertainty regarding the effect that the market value adjustment and certain optional benefits, e.g., the Principal Plus Rider, might have on the amount that is treated as the Contract value for this purpose. As a result, the taxable portion of amounts received in a partial withdrawal could be greater or less depending on how the market value adjustment and such optional benefits are treated for this purpose.



There may be special income tax issues present in situations where the owner and the annuitant are not the same person and are not married to one another. A tax adviser should be consulted in those situations.





Taxation of Death Benefit Proceeds


All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent such payment exceeds your investment in the Contract.


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Amounts may be distributed from a Contract because of the death of an owner or the annuitant. During the accumulation period, death benefit proceeds are includible in income as follows:



- if distributed in a single sum payment, they are taxed in the same manner as a full withdrawal, as described above, or



- if distributed under an annuity option, they are taxed in the same manner as annuity payments, as described above, or



- If distributed as a series of withdrawals over the beneficiary's life expectancy, they are taxable to the extent the Contract value exceeds the investment in the Contract.



After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the owner dies before the end of that period, payments made to the beneficiary for the remainder of that period are includible in the beneficiary's income as follows:



- if received in a single sum, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time, or



- if distributed in accordance with the existing annuity option selected, they are fully excludable from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income.


Penalty Tax on Premature Distributions


There is a 10% IRS penalty tax on the taxable portion of any payment from a non-qualified Contract. Exceptions to this penalty tax include distributions:



-     received on or after the date on which the Contract owner reaches age
      59-1/2;



- attributable to the Contract owner becoming disabled (as defined in the tax law);



- made to a beneficiary on or after the death of the Contract owner or, if the Contract owner is not an individual, on or after the death of the primary annuitant ;



- made as a series of substantially equal periodic payments for the life (or life expectancy) of the owner or for the joint lives (or joint life expectancies) of the owner and designated individual beneficiary;



-     made under a single-premium immediate annuity contract; or


- made with respect to certain annuities issued in connection with structured settlement agreements.


Puerto Rico Non-Qualified Contracts



Distributions from Puerto Rico annuity Contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan ("Non-Qualified Contract") are treated as a non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Non-Qualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax. The Internal Revenue Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.



Distributions under a Non-Qualified Contract after annuitization are treated as part taxable income and part non-taxable return of principal. The amount excluded from gross income after annuitization under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total purchase payments paid, until an amount equal to the total purchase payments paid has been excluded. Thereafter, the entire distribution from a Non-Qualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the annuitant's life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully. If you are a resident of Puerto Rico, you should consult a tax adviser before purchasing an annuity Contract.



Diversification Requirements



Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract owner not have "investment control" over the underlying assets.



In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the contract owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets." As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract


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holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner's ability to allocate funds among as many as twenty sub-accounts.



The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that Contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract values than was the case in those rulings, it is possible that you would be treated as the owner of your Contract's proportionate share of the assets of the Separate Account.



We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Fund will be able to operate as currently described in its prospectus, or that a Fund will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your policy's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.



QUALIFIED CONTRACTS (CONTRACTS PURCHASED FOR A QUALIFIED PLAN)



The Contracts are also available for use in connection with certain types of retirement plans, including IRAs, which receive favorable treatment under the Code ("Qualified Plans"). Numerous special tax rules apply to the participants in Qualified Plans and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in Appendix __ of this Prospectus, but make no attempt to provide more than general information about use of the Contracts with the various types of Qualified Plans in this Prospectus. We may limit the availability of the Contracts to certain types of Qualified Plans and may discontinue making Contracts available to any Qualified Plan in the future. If you intend to use a Contract in connection with a Qualified Plan you should consult a tax adviser.



We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a Qualified Plan, and contains rules to limit the amount you can contribute to all of your Qualified Plans. Trustees and administrators of Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.



The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity benefit payments under certain Qualified Contracts, there may be no "investment in the contract" and the total amount received may be taxable. Also, loans from Qualified Contracts, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loan must be repaid. (You should always consult your tax adviser and retirement plan fiduciary prior to exercising your loan privileges.) Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution are limited under Qualified Plans.



IF THE CONTRACT IS DEEMED IN CONNECTION WITH A QUALIFIED PLAN, THE DEEMED OWNER AND ANNUITANT MUST BE THE SAME INDIVIDUAL. If you name a co-annuitant , all distributions made while the annuitant is alive must be made to the annuitant. Also, if a co-annuitant is named who is not the annuitant's spouse, the annuity options which are available may be limited, depending on the difference in ages between the annuitant and co-annuitant. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act, the spouse or ex-spouse of the owner will have rights in the Contract. In such a case, the owner may need the consent of the spouse or ex-spouse to change annuity options or make a withdrawal from the Contract.



Special rules govern the time at which distributions to the owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. These minimum distribution requirements may affect your ability to use GRIP II and GRIP III in connection with certain Qualified Plans, including IRAs. They also affect the restrictions that the owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or an optional benefit, such as the GRIP benefit, the Principal Plus rider, or the Principal Plus for Life rider may affect the amount of the required minimum distributions that must be made under the Contract. Failure to comply with minimum distribution requirements will result in the imposition of an excise tax , generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution . In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the owner must generally commence by April 1 of the calendar year following the calendar year in which the owner attains age 70-1/2. In the case of certain other Qualified Plans, such distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. Distributions made under certain Qualified Plans, including IRAs, after the owner's death must also comply with the minimum distribution requirements, and different rules governing the timing and the manner of payments apply,


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depending on whether the designated beneficiary is an individual, and, if so, the owner's spouse, or an individual other than the owner's spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your tax adviser.



Penalty Tax on Premature Distributions



There is also a 10% IRS penalty tax on the taxable amount of any payment from certain Qualified Contracts (but not Section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual's employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an Individual Retirement Annuity or an IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:



-     received on or after the date on which the Contract owner reaches age
      59-1/2 ;



- received on or after the owner's death or because of the owner's disability (as defined in the tax law) ; or


- made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the owner or for the joint lives (or joint life expectancies) of the owner and designated beneficiary (as defined in the tax law).


These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Sections 401 and 403, the exception for substantially equal periodic payments applies only if the owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs which are used for first time home purchases or for higher education expenses. Special conditions must be met to qualify for these two exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your tax adviser.



When we issue a Contract in connection with a Qualified Plan, we will amend it as necessary to conform to the requirements of the plan. However, your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts. We will not be bound by terms and conditions of Qualified Plans to the extent those terms and conditions contradict a Contract, unless we consent.



Tax-Free Rollovers



If permitted under your plan, you may make a tax-free rollover from:



-     a traditional IRA to another traditional IRA,



- a traditional IRA to another Qualified Plan, including a Section 403(b) plan,



- any Qualified Plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) to a traditional IRA,



- any Qualified Plan (other than a Section 457 deferred compensation plan maintained by a tax exempt organization) to another Qualified Plan, including a roll-over of amounts from your prior plan derived from your "after-tax" contributions from "involuntary" distributions,



- a Section 457 deferred compensation plan maintained by a tax-exempt organization to another Section 457 deferred compensation plan maintained by a tax-exempt organization and,



- a traditional IRA to a Roth IRA, subject to special restrictions discussed below.



In addition, if your spouse survives you, he or she is permitted to rollover your tax-qualified retirement account to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse's plan.



Withholding on Eligible Rollover Distributions. If a Contract is used in connection with a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code, or a governmental deferred compensation plan described in Section 457(b) of the Code, any eligible rollover distribution from the Contract will be subject to mandatory withholding . An eligible rollover distribution generally is any taxable distribution from such except (i) minimum distributions required under Section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments", and (iii) if applicable, certain hardship withdrawals.



Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. However this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you choose to have it directly transferred to a Qualified Plan. Before you receive an eligible rollover distribution, we will provide a notice explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.


Loans


A loan privilege , if available, only applies to owners of Contracts issued in connection with Section 403(b) retirement arrangements that are not subject to Title 1 of the Employee Retirement Income Security Act of 1974 (ERISA). The rules governing


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the availability of loans, including the maximum loan amount, are prescribed in the Code, IRS regulations, and our procedures in effect at the time a loan is made. Because the rules governing loans under section 403(b) Contracts are complicated, you should consult your tax adviser before exercising the loan privilege. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply.



Federal tax law generally requires loans to be repaid within 5 years (except in cases where the loan was used to acquire the principal residence of the plan participant), with repayments made at least quarterly and in level payments over the term of the loan. Interest will be charged on your loan amount. Failure to make a loan repayment when due will result in adverse tax income tax consequences to you.






The amount of any unpaid loans will be deducted from the death benefit otherwise payable under the Contract. In addition, loans, whether or not repaid, will have a permanent effect on the Contract value because the investment results of the investment accounts will apply only to the unborrowed portion of the Contract value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable.



Puerto Rico Contracts Issued to Fund Retirement Plans



The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. Although we may offer variable annuity Contracts in Puerto Rico in connection with Puerto Rican "tax qualified" retirement plans, the text of this Prospectus addresses federal tax law only and is inapplicable to the tax laws of Puerto Rico.



SEE YOUR OWN TAX ADVISER



The foregoing description of Federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax adviser.


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                                 General Matters


ASSET ALLOCATION SERVICES


We are aware that certain third parties are offering asset allocation and timing services ("Asset Allocation Services") in connection with the Contracts. In certain cases we have agreed to honor transfer instructions from such Asset Allocation Services where we have received powers of attorney, in a form acceptable to us, from the Contract owners participating in the service and where the Asset Allocation Service has agreed to the trading restrictions imposed by us. WE DO NOT ENDORSE, APPROVE OR RECOMMEND SUCH SERVICES IN ANY WAY AND YOU SHOULD BE AWARE THAT FEES PAID FOR SUCH SERVICES ARE SEPARATE AND IN ADDITION TO FEES PAID UNDER THE CONTRACTS.


RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM


Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program ("ORP") to withdraw their interest in a variable annuity Contract issued under the ORP only upon:


- termination of employment in the Texas public institutions of higher education,

-     retirement,

-     death, or

-     the participant's attainment of age 70-1/2.


Accordingly, before any amounts may be distributed from the Contract, proof must be furnished to us that one of these four events has occurred. The foregoing restrictions on withdrawal do not apply in the event a participant in the ORP transfers the Contract value to another Contract or another qualified custodian during the period of participation in the ORP. Loans are not available under Contracts subject to the ORP.



DISTRIBUTION OF CONTRACTS



We pay compensation for sales of the Contracts.



John Hancock Distributors, LLC ("JH Distributors"), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered through this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.


JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and is a member of the National Association of Securities Dealers, Inc. (the "NASD").



We offer the Contracts for sale through broker-dealers that have entered into selling agreements with JH Distributors. Broker-dealers sell the Contracts through their registered representatives who have been appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of the NASD, may also offer the Contracts directly to potential purchasers. Signator Investors, Inc. also is an affiliated broker-dealer.



JH Distributors pays compensation to broker-dealers for the promotion and sale of the Contracts. The individual representative who sells you a Contract typically will receive a portion of the compensation, under the representative's own arrangement with his or her broker-dealer. Our affiliated broker-dealers may pay additional cash and non-cash incentives to their representatives for sales of the Contracts described in this prospectus that they would not pay in connection with the sale of other Contracts issued by unaffiliated companies.



A limited number of affiliated and/or non-affiliated broker-dealers may also be paid commissions or overrides to "wholesale" the Contracts, that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. We may also provide compensation to broker-dealers for providing ongoing service in relation to Contracts that have already been purchased.



Standard Compensation



Standard Compensation. The amount and timing of compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed, 6% of Purchase Payments. In addition, beginning one year after each Purchase Payment, JH Distributors may pay ongoing compensation at an annual rate of up to 1.20% of the values of the Contracts attributable to such Purchase Payments. The greater the amount paid by JH Distributors at the time you make a purchase payment, the less it will pay as ongoing compensation. Contract Owners do not pay this compensation directly. JH Distributors pays the compensation from its assets but expects to recoup it through the fees and charges imposed under the Contract. (See CHARGES AND DEDUCTIONS.)


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Additional Compensation and Revenue Sharing



To the extent permitted by SEC and NASD rules and other applicable laws and regulations, selling broker dealers may receive additional payments in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm's "due diligence" examination of the Contracts, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contracts, and payments to assist a firm in connection with its administrative systems, operations and marketing expenses and/or other events or activities sponsored by the firms. Subject to applicable NASD rules and other applicable laws and regulations, JH Distributors and its affiliates may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash, or other awards.


These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements involving selling firms and other financial institutions in the Statement of Additional Information, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.


Differential Compensation



Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling other variable Contracts. The compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received under standard or additional compensation or revenue sharing arrangements to their registered representatives. The additional compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. As a result, registered representatives may be motivated to sell the Contracts of one issuer over another issuer, or one product over another product. You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a Contract.


CONFIRMATION STATEMENTS


You will be sent confirmation statements for certain transactions in your account. You should carefully review these statements to verify their accuracy. Any mistakes should immediately be reported to the applicable Annuity Service Office. If you fail to notify the applicable Annuity Service Office of any mistake within 60 days of the mailing of the confirmation statement, you will be deemed to have ratified the transaction.





REINSURANCE ARRANGEMENTS


From time to time, we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the Contractual obligations of the Contracts' guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer's Contractual liability runs solely to us, and no Contract owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, and fixed account guarantees.

APPENDIX A: Examples of Calculation of Withdrawal Charge for Ven 20, 22, 24
                Contracts



The following examples do not illustrate withdrawal charges applicable to VEN 7, VEN 8, VEN 9, VEN 3 or VEN 1 Contracts. The length and duration of these withdrawal charges for these versions of the contract differs as shown in the fee tables.



EXAMPLE 1 - Assume a single payment of $50,000 is made into the Contract, no transfers are made, no additional payments are made and there are no partial withdrawals. The table below illustrates five examples of the withdrawal charges that would be imposed if the Contract is completely withdrawn, based on hypothetical Contract values.


                                                                       WITHDRAWAL CHARGE
CONTRACT     HYPOTHETICAL     FREE WITHDRAWAL          PAYMENTS       -------------------
  YEAR      CONTRACT VALUE        AMOUNT              LIQUIDATED      PERCENT      AMOUNT
--------    --------------    ---------------         ----------      -------      ------

    2           55,000           5,000 (A)             50,000           6%          3,000
    4           50,500           5,000 (B)             45,500           5%          2,275
    6           60,000          10,000 (C)             50,000           3%          1,500
    7           35,000           5,000 (D)             45,000 (D)       2%            900
    8           70,000          20,000 (E)             50,000           0%              0


During any Contract year the free withdrawal amount is the greater of accumulated earnings, or 10% of the total payments made under the Contract less any prior partial withdrawals in that Contract year.



(A) In the second Contract year the earnings under the Contract and 10% of payments both equal $5,000. Consequently, on total withdrawal $5,000 is withdrawn free of the withdrawal charge, the entire $50,000 payment is liquidated and the withdrawal charge is assessed against such liquidated payment (Contract value less free withdrawal amount).



(B) In the example for the fourth Contract year, the accumulated earnings of $500 is less than 10% of payments, therefore the free withdrawal amount is equal to 10% of payments (50,000 X 10% = $5,000) and the withdrawal charge is only applied to payments liquidated (Contract value less free withdrawal amount).



(C) In the example for the sixth Contract year, the accumulated earnings of $10,000 is greater than 10% of payments ($5,000), therefore the free withdrawal amount is equal to the accumulated earnings of $10,000 and the withdrawal charge is applied to the payments liquidated (Contract value less free withdrawal amount).



(D) In the example for the seventh Contract year, the Contract has negative accumulated earnings ($35,000 - $50,000), so the free withdrawal amount is equal to 10% of payments (50,000 x 10% = $5,000) and the withdrawal charge is applied to total payments less the free withdrawal amount. This calculation only applies to Contracts issued on or after April 1, 2003. For Contracts issued prior to April 1, 2003 and for any John Hancock NY Contract, the withdrawal charge would be applied to the lesser of the total payments or the Contract value, less the free withdrawal amount. In this example, the payments liquidated would be $30,000 ($35,000 - $5,000).



(E) There is no withdrawal charge on any payments liquidated that have been in the Contract for at least 7 years.



EXAMPLE 2 - Assume a single payment of $50,000 is made into the Contract, no transfers are made, no additional payments are made and there are a series of four partial withdrawals made during the third Contract year of $2,000, $5,000, $7,000 and $8,000.


                                                                                       WITHDRAWAL CHARGE
 HYPOTHETICAL            PARTIAL             FREE WITHDRAWAL       PAYMENTS       -----------------------------
CONTRACT VALUE     WITHDRAWAL REQUESTED          AMOUNT           LIQUIDATED      PERCENT                AMOUNT
--------------     --------------------      ---------------      ----------      -------                ------
    65,000               2,000                  15,000 (A)               0           5%                      0
    49,000               5,000                   3,000 (B)           2,000           5%                    100
    52,000               7,000                   4,000 (C)           3,000           5%                    150
    44,000               8,000                       0 (D)           8,000           5%                    400


(A) The free withdrawal amount during any Contract year is the greater of the Contract value less the unliquidated payments (accumulated earnings), or 10% of payments less 100%of all prior withdrawals in that Contract year. For the first example, accumulated earnings of $15,000 is the free withdrawal amount since it is greater than 10% of payments less prior withdrawals ($5,000-0). The amount requested (2,000) is less than the free withdrawal amount so no payments are liquidated and no withdrawal charge applies.



(B) The Contract has negative accumulate earnings ($49,000 - $50,000), so the free withdrawal amount is limited to 10% of payments less all prior withdrawals. Since 2,000 has already been withdrawn in the current Contract year, the remaining free withdrawal amount during the third Contract year is $3,000. The $5,000 partial withdrawal will consist of $3,000 free of withdrawal charge, and the remaining $2,000 will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $48,000.



(C) The Contract has increased in value to 52,000. The unliquidated payments are 48,000 so the accumulated earnings are $4,000, which is greater than 10% of payments less prior withdrawals ($5,000 - $2,000 - $5,000 0). Hence the free withdrawal amount is $4,000. Therefore, $3,000 of the $7,000 partial withdrawal will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $45,000.



(D) The free withdrawal amount is zero since the Contract has negative accumulated earnings ($44,000 - $45,000) and the full 10% of payments ($5,000) has already been withdrawn. The full amount of $8,000 will result in payments being liquidated subject to a withdrawal charge. At the beginning of the next Contract year the full 10% of payments would be available again for withdrawal requests during that year.

                        APPENDIX B: Qualified Plan Types



TRADITIONAL IRAS



Individual Retirement Annuities



Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or IRA (sometimes referred to as a traditional IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under Section 530 of the Code.



The Contract may be issued with a death benefit or an optional benefit rider a GRIP benefit, Principal Plus or Principal Plus for Life. The presence of these benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the required minimum distribution rules.



Distributions



In general, all amounts paid out from a traditional IRA Contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a Contract not purchased under a Qualified Plan, you may incur additional adverse tax consequences if you make a surrender or withdrawal before you reach age 59-1/2 (unless certain exceptions apply as specified in Code section 72(t)). If you have made any non-deductible contributions to an IRA Contract, all or part of any withdrawal or surrender proceeds, single sum death benefit or annuity payment, may be excluded from your taxable income when you receive the proceeds.



The tax law requires that annuity payments under a traditional IRA Contract begin no later than April 1 of the year following the year in which the owner attains age 70-1/2. The amount that must be distributed each year is computed on the basis of the owner's age and the value of the Contract, taking into account both the account balance and, in 2006 and subsequent years, the actuarial present value of other benefits provided under the Contract.



ROTH IRAS



Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain respects.



Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income. A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the owner was made. Second, the distribution must be:


-     made after the owner attains age 59-1/2;

-     made after the owner's death;

-     attributable to the owner being disabled; or

-     a qualified first-time homebuyer distribution within the meaning of
      Section 72(t)(2)(F) of the Code.


In addition, distributions from Roth IRAs need not commence when the owner attains age 70-1/2. A Roth IRA may accept a "qualified rollover contribution" from a non-Roth IRA, but a Roth IRA may not accept rollover contributions from other Qualified Plans.



If the Contract is issued with death benefits or an optional benefit such as a GRIP benefit, Principal Plus or Principal Plus for Life, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which include Roth IRAs) and other Contracts subject to the minimum distribution rules. Also, the state tax treatment of a Roth IRA may differ from the Federal income tax treatment of a Roth IRA. If you intend to use the Contract in connection with a Roth IRA, you should seek independent tax advice.



Conversion to a Roth IRA



You can convert a traditional IRA to a Roth IRA, unless



-     you have adjusted gross income over $100,000, or



-     you are a married taxpayer filing a separate return.



The Roth IRA annual contribution limit does not apply to converted amounts.

You must, however, pay tax on any portion of the converted amount that would have been taxed if you had not converted to a Roth IRA. Please note that the amount deemed to be the "converted amount" for tax purposes may not be higher than the Contract value because of the deemed value of guarantees. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA.



SIMPLE IRA PLANS



In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA retirement plan if the employer employed 100 or fewer employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. If the Contract is issued with a death benefit or an optional benefit: such as a GRIP benefit, Principal Plus or Principal Plus for Life, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SIMPLE IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SIMPLE IRA retirement plan, and rules on taxation of distributions from a SIMPLE retirement plan, are generally the same as those discussed above for distributions from a traditional IRA. Employers intending to use the Contract in connection with such plans should seek independent tax advice.



SIMPLIFIED EMPLOYEE PENSIONS (SEP-IRAS)



Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. If the Contract is issued with a death benefit or an optional benefit such as a GRIP benefit, Principal Plus or Principal Plus for Life, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SEP-IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.



TAX-SHELTERED ANNUITIES



Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity Contracts for them and, subject to certain limitations, to exclude the purchase payments from gross income for tax purposes. These Contracts are commonly referred to as "tax-sheltered annuities". Purchasers of the Contracts for such purposes should seek competent advice as to eligibility, limitations on purchase payments, and other tax consequences . In particular, purchasers should note that the Contract provides death benefit options that may exceed both aggregate purchase payments and Contract value. It is possible that the IRS could characterize the death benefit as an incidental death benefit, resulting in currently taxable income to the owner. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. If a Contract is issued with a death benefit or an optional benefit rider such as a GRIP benefit, Principal Plus or Principal Plus for Life, the presence of these benefits may increase the amount of any required minimum distributions that must be made .



Tax-sheltered annuity Contracts must contain restrictions on withdrawals of:


- contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988,

-     earnings on those contributions, and


- earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of 1988.



These amounts can be paid only if the employee has reached age 59-1/2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the Contract value to the issuer of another tax-sheltered annuity or into a
Section 403(b)(7) custodial account.)



PENSION AND PROFIT SHARING PLANS QUALIFIED UNDER SECTION 401(a)



In general, an employer may deduct from its taxable income premium payments it makes under a qualified pension or profit-sharing plan described in Section 401(a) of the Code. Employees participating in the plan generally do not have to pay tax on such contributions when made. Special requirements apply if a 401(a) plan covers an employee classified under the Code as a "self-employed individual" or as an "owner-employee."



Annuity payments (or other payments, such as upon withdrawal, death or surrender) generally constitute taxable income to the payee; and the payee must pay income tax on the amount by which a payment exceeds its allocable share of the employee's "investment in the Contract" (as defined in the Code), if any. In general, an employee's "investment in the Contract" equals the aggregate amount of premium payments made by the employee.



Minimum distributions to the employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the year in which the employee reaches age 70-1/2 or, if later, retires. (In the case of an employee who is a 5-percent owner as defined in Code section 416, the required beginning date is April 1 of the year following the year in which the employee reaches age 70-1/2.)



CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT-SHARING PLANS



The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity Contracts in order to provide benefits under the plans. The Contract provides death benefit options that in certain circumstances may exceed both aggregate purchase payments and Contract value. It is possible that the IRS could characterize the death benefit as an incidental death benefit, resulting in currently taxable income to the participant. There also are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans. If the Contract is issued with enhanced death benefits or an optional benefit such as a GRIP benefit, Principal Plus or Principal Plus for Life, the presence of these benefits may increase the amount of any required minimum distributions that must be made. Employers intending to use the Contract in connection with such plans should seek independent advice.



DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS



Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity Contract for Federal income tax purposes.



A Section 457 plan must satisfy several conditions, including the following:



- it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency), and



- all compensation deferred under the plan must remain solely the employer's property, subject to the claims of the employer's creditors.



When we make payments under your Contract, the payment is taxed as ordinary income. Minimum distributions under a Section 457 plan must begin no later than April 1 of the year following the year in which the employee reaches age 70-1/2 or, if later, retires.

                  APPENDIX C: Optional Enhanced Death Benefits



THE FOLLOWING IS A LIST OF THE VARIOUS OPTIONAL ENHANCED DEATH BENEFIT RIDERS THAT YOU MAY HAVE HAD AVAILABLE TO YOU AT ISSUE. NOT ALL RIDERS WERE AVAILABLE AT THE SAME TIME OR IN ALL STATES.



      1. GUARANTEED EARNING MULTIPLIER DEATH BENEFIT ("GEM") - NOT OFFERED IN NEW YORK OR WASHINGTON



      2.    TRIPLE PROTECTION DEATH BENEFIT ("T-PRO") - NOT OFFERED IN NEW YORK



      3.    ENHANCED DEATH BENEFIT (VEN 7 AND VEN 8 CONTRACTS ONLY)



GUARANTEED EARNINGS MULTIPLIER (NOT OFFERED IN NEW YORK OR WASHINGTON)



Depending on availability, you may have elected the optional Guaranteed Earnings Multipler ("GEM") benefit for an additional charge of 0.20% of the value of the variable investment accounts. With this benefit, on the death of any Contract owner prior to the maturity date, John Hancock USA will pay the death benefit otherwise payable under the Contract plus the benefit payable under GEM. Election of GEM may only be made at issue, is irrevocable, and it may only be terminated as described below.



Subject to the maximum amount described below, GEM provides a payment equal to 40% of the appreciation in the Contract value (as defined below) upon the death of any Contract owner if the oldest owner is 69 or younger at issue, and 25% if the oldest owner is 70 or older at issue.



The appreciation in the Contract value is defined as the Contract value less the sum of all purchase payments, reduced proportionally by any amount deducted in connection with partial withdrawals. The death benefit will also be reduced by the amount of any unpaid loans under a Contract in the case of qualified Contracts.



If the oldest owner is 69 or younger at issue, the maximum amount of the GEM benefit is equal to 40% of the sum of all purchase payments, less any amounts deducted in connection with partial withdrawals. If the oldest owner is 70 or older at issue, the maximum amount of the GEM benefit is equal to 25% of the sum of all purchase payments , less any amounts deducted in connection with partial withdrawals.



The amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (i) times (ii) where:



      (i)   is equal to the GEM benefit prior to the withdrawal and,



      (ii) is equal to the partial withdrawal amount divided by the Contract value prior to the partial withdrawal.



If the beneficiary under the Contract is the deceased owner's spouse and elects not to take the death benefit as a lump sum, upon the death of any owner the Contract and GEM will continue with the surviving spouse as the new Contract owner. In this case, upon the death of the surviving spouse prior to the maturity date, a second GEM benefit will be paid and the entire interest in the Contract must be distributed to the new beneficiary.



For purposes of calculating the GEM benefit payable on the death of the surviving spouse, the GEM benefit will be equal to zero on the date of the first Contract owner's death and the death benefit payable upon the first Contract owner's death will be treated as a purchase payment. In addition, all purchase payments made, and all amounts deducted in connection with partial withdrawals prior to the date of the first Contract owner's death, will not be considered in determining the GEM benefit.



Termination of GEM



GEM will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the maturity date; or (c) the date on which the GEM benefit is paid. However, as noted in the paragraph above, if the deceased owner's spouse is the beneficiary, the spouse may elect to continue the Contract (including
GEM) as the new owner.



GEM Fee



A daily charge in an amount equal to 0.20% of the value of each variable investment account on an annual basis is deducted from each sub-account for GEM.



Qualified Retirement Plans



If you intend to use your Contract in connection with a qualified retirement plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without GEM) may have on your plan (see APPENDIX D to the prospectus). Please consult your tax advisor.



THE ELECTION OF GEM ON A CONTRACT MAY NOT ALWAYS BE IN YOUR INTEREST SINCE AN ADDITIONAL FEE IS IMPOSED FOR THIS BENEFIT.

TRIPLE PROTECTION DEATH BENEFIT (NOT OFFERED IN NEW YORK)



Depending on availability, you may have elected the Triple Protection Death Benefit ("T-PRO"), which provides a death benefit, upon the death of any owner prior to the Maturity Date. Under T-PRO, no death benefit is payable on the death of any annuitant, except that if any Contract owner is not a natural person, the death of any annuitant will be treated as the death of an owner. This benefit was available for Contracts issued between December , 2003 and December , 2004.



Once T-PRO is elected, it is irrevocable. If T-PRO is elected, the death benefit paid under T-PRO replaces any death benefit paid under the terms of the Contract. An additional fee of 0.50% (as a percentage of the T-PRO Death Benefit) is imposed for T-PRO. (See "T-PRO Fee" below.) Once T-PRO is elected, the owner may only be changed to an individual that is the same age or younger than the oldest current owner.


The death benefit paid under T-PRO ("T-PRO Death Benefit") is determined as of the date on which written notice and proof of death and all required forms are received at the Company's Annuity Service Office in good order. The amount of the T-PRO Death Benefit is equal to:

The Enhanced Earnings Death Benefit factor plus the greatest of:


-     the Contract value;


-     the Return of Purchase Payments Death Benefit Factor;

-     the Annual Step Death Benefit Factor; or

-     the Graded Death Benefit Factor.


WE MAY OFFER OTHER OPTIONAL RIDERS WHOSE BENEFITS AND THE NAMES OF SUCH BENEFITS ARE SIMILAR TO THE T-PRO DEATH BENEFIT FACTORS REFERENCED ABOVE. THESE OTHER OPTIONAL RIDERS ARE SEPARATE AND DISTINCT FROM THE T-PRO DEATH BENEFIT FACTORS REFERENCED ABOVE, THEY CONTAIN SEPARATE OPTIONAL RIDER CHARGES AND THEIR BENEFITS AND LIMITATIONS MAY BE DIFFERENT.



If there is any Debt, the T-PRO Death Benefit equals the amount described above less Debt under the Contract.



If the Beneficiary is the deceased owner's spouse, and the T-PRO Death Benefit is not taken in one sum immediately, the Contract and the T-PRO rider will continue with the surviving spouse as the new owner. Upon the death of the surviving spouse prior to the Maturity Date, a second T-PRO Death Benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary in accordance with the provisions of the Contract.


For purposes of calculating the second T-PRO Death Benefit, payable upon the death of the surviving spouse:


- The T-PRO Death Benefit paid upon the first owner's death ("first T-PRO Death Benefit") is not treated as a purchase payment to the Contract.


- In determining the Enhanced Earnings Death Benefit Factor (see "Enhanced Earnings Death Benefit Factor" below), on the date the first T-PRO Death Benefit was paid, the Earnings Basis is reset to equal the first T-PRO Death Benefit. The Earnings Basis will be increased for any purchase payments made and decreased for any Withdrawal Reductions in connection with partial withdrawals taken after the date the first T-PRO Death Benefit was paid. All purchase payments made and all amounts deducted in connection with partial withdrawals prior to the date the first T-PRO Death Benefit was paid will not be considered in the determination of the Enhanced Earnings Death Benefit Factor.

- In determining other elements of the death benefit calculation (described above as (b) the Return of Purchase Payments Death Benefit Factor; (c) the Annual Step Death Benefit Factor; and (d) the Graded Death Benefit Factor), all purchase payments and all withdrawals before and after the date the first T-PRO Death Benefit was paid will be considered.


Return of Purchase Payments Death Benefit Factor


For purposes of the T-PRO Death Benefit, the Return of Purchase Payments Death Benefit Factor is equal to the sum of all purchase payments made less the sum of all Withdrawal Reductions in connection with partial withdrawals. (See "Withdrawal Reductions" below.)

Enhanced Earnings Death Benefit Factor.


For purposes of the T-PRO Death Benefit, the Enhanced Earnings Death Benefit factor is equal to 50% multiplied by Earnings, as defined under the Enhanced Earnings Death Benefit Factor calculation of the T-PRO rider. For purposes of the Enhanced Earnings Death Benefit Factor calculation, Earnings is equal to the Contract value minus the Earnings Basis. The Earnings Basis is equal to 150% of each purchase payment made less the sum of all Withdrawal Reductions in connection with partial withdrawals. (See example and "Withdrawal Reductions" below.)


The Maximum Enhanced Earnings Death Benefit Factor is equal to 100% of the Earnings Basis.

EXAMPLE. Assume a single purchase payment of $100,000 is made into the Contract, no additional purchase payments are made and there are no partial withdrawals. Assume the Contract value on the date the T-PRO Death Benefit is determined is equal to $175,000:


-     Earnings Basis is equal to 150% of $100,000 or $150,000.

- Earnings is equal to $175,000 minus $150,000 or $25,000. NOTE THAT FOR PURPOSES OF T-PRO, EARNINGS ARE ALWAYS LESS THAN THE EXCESS OF ACCOUNT VALUE OVER PAYMENTS. IN THIS EXAMPLE, THEY ARE LESS THAN $75,000 (OR $175,000 MINUS $100,000).

-     Enhanced Earnings Death Benefit Factor is equal to 50% of $25,000 or
      $12,500.


Annual Step Death Benefit Factor



For purposes of the T-PRO Death Benefit, the Annual Step Death Benefit Factor is equal to the greatest Anniversary Value since the effective date of the T-PRO rider but prior to the oldest owner's attained age 81. The Anniversary Value is equal to the Contract value on a Contract Anniversary increased by all purchase payments made, less Withdrawal Reductions in connection with partial withdrawals since that Contract Anniversary. (See "Withdrawal Reductions" below.)



Graded Death Benefit Factor


For purposes of the T-PRO Death Benefit, the Graded Death Benefit Factor is equal to (1) minus (2) where:


1 . is equal to the sum of each purchase payment multiplied by the applicable Payment Multiplier obtained from the table below:


  NUMBER OF COMPLETE YEARS
PAYMENT HAS BEEN IN CONTRACT        PAYMENT MULTIPLIER*
----------------------------        -------------------
              0                             100%
              1                             110%
              2                             120%
              3                             130%
              4                             140%
              5                             150%

----------
*If a purchase payment is received on or after the oldest owner's attained age 71, the Payment Multiplier equals 100% in all years. THUS, FOR PURCHASE PAYMENTS MADE ON OR AFTER THE OLDEST OWNER REACHES ATTAINED AGE 71, THE BENEFIT PROVIDED BY THE GRADED DEATH BENEFIT FACTOR IS EQUAL TO THE BENEFIT PROVIDED BY THE RETURN OF PURCHASE PAYMENTS DEATH BENEFIT FACTOR.


2. is equal to the sum of Withdrawal Reductions in connection with partial withdrawals taken. Withdrawal Reductions are recalculated each time the Graded Death Benefit Factor is recalculated, based on purchase payment and withdrawal history.


The Graded Death Benefit Factor will never be greater than purchase payments less the sum of all Withdrawal Reductions in connection with partial withdrawals taken plus $250,000.


WITHDRAWAL REDUCTIONS. If total partial withdrawals taken during a Contract year are less than or equal to 5% of total purchase payments (the "Annual Withdrawal Limit"), then the Withdrawal Reductions reduce the appropriate value by the dollar amount of each partial withdrawal. Otherwise, Withdrawal Reductions reduce the appropriate value by the percentage reduction in the Contract value attributed to the amount of each partial withdrawal.


The guaranteed death benefits provided by T-PRO are adjusted at the point of each partial withdrawal but may be recalculated if subsequent partial withdrawals are taken within the same Contract Year. For example, if a withdrawal causes total partial withdrawals taken during that Contract Year to exceed 5% the Annual Withdrawal Limit, then all previous Withdrawal Reductions in that Contract Year will be recalculated and will reduce the appropriate value proportionately. If a subsequent purchase payment is made, then the Annual Withdrawal Limit will increase potentially resulting in a recalculation of previous Withdrawal Reductions within the same Contract Year.


Investment Options


At the current time, there are no additional investment option restrictions imposed when the T-PRO rider is chosen.

WE RESERVE THE RIGHT TO RESTRICT INVESTMENT OPTIONS AT ANY TIME. WE WILL NOTIFY THE OWNER IN WRITING AT LEAST 30 DAYS PRIOR TO RESTRICTING AN INVESTMENT OPTION. If an investment option is restricted, no transfers into the restricted investment options will be allowed and no new purchase payments may be allocated to the restricted investment options after the date of the restriction. Any amounts previously allocated to an investment option that is subsequently restricted will be unaffected by such restriction. Any amount previously allocated to Fixed investment options may be renewed subject to terms of the Contract.

Termination of T-PRO Rider


The owner may not terminate the T-PRO rider. However, T-PRO will terminate automatically upon the earliest of:



-     the date the Contract terminates;


-     the Maturity Date; or


- the later of the date on which the T-PRO Death Benefit is paid, or the date on which the second T-PRO Death Benefit is paid, if the Contract and T-PRO rider are continued by the surviving spouse after the death of the original owner.



T-PRO Fee



Prior to termination of the T-PRO rider, on each Contract Anniversary, the T-PRO fee is calculated by multiplying 0.50% by the T-PRO Death Benefit payable had death occurred on that Contract Anniversary. On each Contract Anniversary, the T-PRO fee is withdrawn from each investment option in the same proportion that the value of the investment account of each investment option bears to the Contract value.


If there is a full withdrawal on any date other than a Contract Anniversary, we will deduct a pro rata portion of the T-PRO fee from the amount paid upon withdrawal. The T-PRO fee will be determined based on the T-PRO Death Benefit that would have been payable had death occurred immediately prior to the full withdrawal. For purposes of determining the T-PRO fee, the commencement of annuity benefit payments shall be treated as a total withdrawal.


Qualified Retirement Plans



If you intend to use your Contract in connection with a qualified retirement plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without T-PRO) may have on your plan (see APPENDIX D to the prospectus). Please consult your tax advisor.



ENHANCED DEATH BENEFIT



An Enhanced Death Benefit was available for certain VEN 7 and VEN 8 Contracts. If you purchased this optional benefit Rider, we "step-up" the Minimum Death Benefit each Contract year instead of the six Contract year period described in the Table of Minimum Death Benefits for contained in the text of the Prospectus. In addition, if the annuitant dies after the first of the month following his or her 85th birthday, the death benefit during the accumulation period is the greater of:



      the Contract value, or



      the total amount of purchase payments less any amounts deducted in connection with partial withdrawals.



If you purchased this optional benefit, you paid the greater of (i) at least 10% of all purchase payments made to the Contract through the date the Enhanced Benefit first became available in the state where your Contract was issued, or
(ii) $10,000.



This Enhanced Death Benefit became available for VEN 7 and VEN 8 Contracts issued:



     AFTER:                         IN THE STATES OF:
---------------              --------------------------------
August 15, 1994              Florida, Maryland and Washington
October 3, 1994              Idaho, New Jersey and Oregon
January 3, 1995              California



This Enhanced Death Benefit was also available for Contracts issued prior to August 15, 1994. Contracts with a Contract date prior to the date the Enhanced Death Benefit first became available in that state may also be exchanged for a new Contract which provides for an alternative enhanced death benefit.

          APPENDIX D: Optional Guaranteed Minimum Withdrawal Benefits



PRINCIPAL PLUS AND PRINCIPAL PLUS FOR LIFE



Definitions.




We use the following definitions to describe how the Principal Plus and Principal Plus for Life optional benefits work:



Guaranteed Withdrawal Balance or GWB means:



- The total amount we guarantee to be available for future periodic withdrawals during the accumulation period.



- The initial GWB is equal to your initial purchase payment, up to the maximum GWB.



- The maximum GWB at any time is $5,000,000.




Guaranteed Withdrawal Amount or GWA means:



- The amount we guarantee to be available each Contract year for withdrawal during the accumulation period until the GWB is depleted.



-     The initial GWA is equal to 5% of the initial GWB.



-     The maximum GWA at any time is $250,000.



Reset means a reduction of guaranteed amounts resulting from our recalculation of the GWB, GWA or, for Principal Plus for Life, the "LIA." We may Reset guaranteed amounts if your annual withdrawals of Contract value exceed the GWA or "LIA".



Step-Up means an increase of guaranteed amounts resulting from our recalculation of the GWB, GWA or "LIA" on certain anniversary dates to reflect market performance that exceeds previously calculated benefits.




For purposes of the following description of Principal Plus and Principal Plus for Life, "withdrawal" refers to the amount withdrawn, including any applicable withdrawal charges.



We use additional terms to describe Principal Plus for Life:



Covered Person means:



- The person whose life we use to determine the duration of the LIA payments.



- The oldest Owner at issue of the Rider or the oldest Annuitant in the case of a non-natural owner.



Life Income Amount or LIA means:



- The amount we guarantee to be available each Contract year for withdrawal during the accumulation period after the Age 65 Contract Anniversary and while the Covered Person remains alive as an owner or annuitant of the Contract.



- We determine the initial LIA on the Age 65 Contract Anniversary (or the date you purchase the benefit, if later.)



- The initial LIA is equal to 5% of the GWB at the time we make our determination.



Age 65 Contract Anniversary means the Contract Anniversary on, or next following, the date the Covered Person attains age 65.



Overview.



The Principal Plus and Principal Plus for Life optional benefit riders provide a guaranteed minimum withdrawal benefit during the accumulation period. We designed these riders to guarantee the return of your investments in the Contract, as long as you limit your withdrawals each Contract Year during the accumulation period to a "Guaranteed Withdrawal Amount" or "GWA." In addition, under the Principal Plus for Life rider we calculate a "Lifetime Income Amount" or "LIA" on the Age 65 Contract Anniversary, or at issue if the Covered Person is already 65 or older. If you subsequently limit your annual withdrawals to the LIA, Principal Plus for Life guarantees that we will make the LIA benefit available to you, as long as that Covered Person is alive and an owner or annuitant under the Contract, even after you have recovered your investments in the Contract and even if your Contract value reduces to zero.



We provide additional information about Principal Plus and Principal Plus for Life in the following sections:



- Effect of Withdrawals - describes how the actual amount you choose to withdraw in any Contract Year affects certain features of the riders. SINCE THE BENEFITS OF PRINCIPAL PLUS AND PRINCIPAL PLUS FOR LIFE ARE ACCESSED THROUGH WITHDRAWALS, THESE RIDERS MAY NOT BE APPROPRIATE FOR OWNERS WHO DO NOT FORESEE A NEED FOR LIQUIDITY AND WHOSE PRIMARY OBJECTIVE IS TO TAKE MAXIMUM ADVANTAGE OF THE TAX DEFERRAL ASPECT OF THE CONTRACT. YOU SHOULD CONSULT WITH YOUR TAX AND FINANCIAL ADVISORS ON THIS MATTER, AS WELL AS OTHER TAX MATTERS ASSOCIATED WITH THESE RIDERS.



- Bonus Qualification and Effect - describes how the amounts we guarantee may increase by a bonus in certain years if you make no withdrawals during those Contract Years.



- Step-Up of GWB, GWA and LIA - describes how the GWB, GWA and/or, LIA (for Principal Plus for Life only) may increase on certain dates to reflect favorable market performance.

Additional Purchase Payments - describes how you may increase the GWB, GWA and/or LIA (for Principal Plus for Life only) by making additional purchase payments, and the special limitations we impose on the payments that we will accept.



Investment Options - describes the special limitations we impose in the investment options we make available.



Life Expectancy Distributions - describes our special programs to provide minimum distribution amounts required under certain sections of the Code.



Settlement Phase - describes the special circumstances that will apply if a withdrawal reduces the Contract value to zero.



Death Benefits - describes how these riders affect the death benefits provided under your Contract.



Termination - describes when Principal Plus and Principal Plus for Life benefits end.



Principal Plus and Principal Plus for Life fees - provides further information on the fees we charge for these benefit.



You could elect Principal Plus or Principal Plus for Life (but not both) only at the time you purchased a Contract, provided:



-     the rider was available for sale in the state where the Contract was sold;



- you limit your investment of purchase payments and Contract value to the investment options we make available with the respective rider; and



- you had not yet attained age 81 (for Qualified Contracts and non-qualified contracts offered February 13, 2006, subject to state availability, only).



We reserve the right to accept or refuse to issue either Principal Plus or Principal Plus for Life at our sole discretion. Once you elected Principal Plus or Principal Plus for Life, its effective date is the Contract Date and it is irrevocable. We charge an additional fee for these riders and reserve the right to increase the charge to a maximum charge of 0.75% if the GWB is "Stepped-Up" to equal the Contract value. (See "Fees for Principal Plus and Principal Plus for Life".)



Effect of Withdrawals



We decrease the GWB each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the GWA, we will decrease the GWB by the amount of the withdrawals. If a withdrawal causes total withdrawals during a Contract Year to exceed the GWA (or if total withdrawals during a Contract Year have already exceeded the GWA), we will automatically Reset the GWB to equal the lesser of:



-     the Contract value immediately after the withdrawal; or



- the GWB immediately prior to the withdrawal minus the amount of the withdrawal.



Each time we Reset the GWB, we also recalculate the GWA. The GWA will equal the lesser of (a) the GWA prior to the withdrawal or (b) 5% of the greater of the Contract value after the withdrawal or the new GWB value. Under Principal Plus for Life, we also will recalculate the LIA after the Age 65 Contract Anniversary if a withdrawal causes total withdrawals during a Contract Year to exceed the LIA (or if total withdrawals during a Contract Year have already exceeded the LIA). In that case, the LIA will equal the lesser of (a) the LIA prior to the withdrawal or (b) 5% of the greater of the Contract value immediately after the withdrawal or the new GWB value.



In certain circumstances, however, we will not Reset the GWB, GWA and/or (under Principal Plus for Life) the LIA, even where a withdrawal would exceed the GWA and/or LIA for a Contract Year. These involve withdrawals taken as "Life Expectancy Distributions" under an automatic distribution program provided by us. (See "Life Expectancy Distributions".)



We do not change your GWA when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the GWA. If your withdrawals (including any applicable withdrawal charges) are less than the full GWA available in any Contract Year, the remaining GWA cannot be carried forward to the next Contract Year. Under Principal Plus for Life, we do not change your LIA when you make a withdrawal if your total withdrawals during a Contract Year are less that or equal to the LIA. Under Principal Plus for Life, if you take any withdrawals prior to the Contract Year in which the Covered Person attains age 65, the initial amount of the LIA may be less than the GWA. Although you may continue to take withdrawals up to the GWA after the Age 65 Contract Anniversary without reduction of the GWA benefit (as long as there is a positive GWB value) your LIA benefit may be reduced if the amount you withdraw exceeds the LIA. You could eventually lose any benefit based on the LIA if you continue to take withdrawals in excess of the LIA.



Principal Plus enters a "Settlement Phase" if a withdrawal less than or equal to the GWA reduces the Contract value to zero but the GWB immediately after the withdrawal is greater than zero (See "Settlement Phase"). The Principal Plus benefit terminates if the Contract value and GWB immediately after a withdrawal are both equal to zero (See "Rider Fee" and "Termination".)

Principal Plus for Life enters a "Settlement Phase" if a withdrawal less than or equal to the GWA reduces the Contract value to zero but the GWB or the LIA immediately after the withdrawal is greater than zero (See "Settlement Phase"). The Principal Plus for Life benefit terminates if the Contract value, GWB and LIA immediately after a withdrawal are all equal to zero (See "Rider Fee" and "Termination".)



If your annual withdrawals exceed the GWA, we will recalculate amounts we guarantee for future withdrawals. We may Reset GWB, GWA and, under Principal Plus for Life, LIA values to reflect reductions that exceed the amount of your withdrawals. A Reset also may reduce the total amount guaranteed below the total of your purchase payments and may reduce or eliminate future GWA and LIA values. Withdrawals in excess of the LIA (under Principal Plus for Life) may reduce or eliminate future LIA values.



Bonus Qualification and Effect



We will increase the GWB at the end of each Contract Year during a Bonus Period if you take no withdrawals during that Contract Year. For these purposes, the Bonus Period under Principal Plus is the first 5 Contract Years. The Bonus Period under Principal Plus for Life is the lesser of the first 10 Contract Years or each Contract Year up to the Contract Year in which the Covered Person attains age 80. Each time you qualify for a Bonus, we will increase the GWB:



- by an amount equal to 5% of total purchase payments to the Contract if you did not previously Step-Up the GWB and/or we did not previously Reset the GWB (see "Effects of Withdrawals" below), otherwise



- by an amount equal to 5% of the GWB immediately after the latest Step-Up or Reset, increased by any purchase payments received since such latest Step-Up or Reset.



Each time we apply a bonus to the GWB, we will also recalculate the GWA to equal the greater of GWA prior to the bonus or 5% of the GWB after the bonus. Under Principal Plus for Life, we will also recalculate the LIA to equal the greater of the LIA prior to the bonus or 5% of the GWB after the bonus.



Bonuses, when applied, will increase the GWB and may increase the GWA and the LIA (under Principal Plus for Life).



Step-Up of GWB, GWA and LIA



RECALCULATION OF VALUES. If the Contract value on any Step-Up Date is greater than the GWB on that date, we will recalculate the GWB, the GWA and, with respect to Principal Plus for Life, the LIA. The recalculated GWB will equal the Contract value (subject to the maximum GWB limit of $5 million). The recalculated GWA will equal the greater of the current GWA or 5% of the new GWB value and the recalculated LIA will equal the greater of the current LIA or 5% of the new GWB value.



STEP-UP DATES. Step-Up Dates occur only while a Principal Plus or Principal Plus for Life rider is in effect. Under Principal Plus and for Contracts issued with the Principal Plus for Life rider before February 13, 2006, we schedule the Step-Up Dates for every 3rd Contract Anniversary after the Contract Date (e.g. 3rd, 6th, 9th etc.), up to and including the 30th Contract Anniversary. Contracts issued with the Principal Plus for Life rider on and after February 13, 2006 may, subject to state approval, contain an enhanced schedule of Step-Up Dates. Under this enhanced schedule, Step-Up Dates under Principal Plus for Life include each succeeding Contract Anniversary on and after the 9th Contract Anniversary (e.g., the 10th, 11th, 12th etc.) up to and including the 30th Contract Anniversary.



If you purchased a Principal Plus for Life rider without the enhanced schedule, we may issue a special endorsement, in states where approved, after we have issued your Contract. This special endorsement to the PPFL rider will increase Step-Up Dates to include each succeeding Contract Anniversary on and after the 9th Contract Anniversary (e.g., the 10th, 11th, 12th etc.) up to and including the 30th Contract Anniversary. In such cases, an affected owner may decline the endorsement within 30 days of its issuance. If so, we will only schedule Step-Up Dates under the initial schedule.



STEP-UPS UNDER PRINCIPAL PLUS. Under Principal Plus, you may elect to increase ("Step-Up") the GWB (and GWA, if applicable) to the recalculated value within 30 days following each Step-Up Date. Subject to state approval, however, we may issue a special endorsement to the PP rider after we have issued the Contract. Under this special endorsement to the PP rider, we will automatically increase the GWB (and GWA, if applicable) to equal a higher recalculated value. In such cases, an affected owner may decline the endorsement within 30 days of its issuance. If so, you will need to elect a Step-Up within 30 days of the respective Step-Up Date for if you choose to make it effective.



Each time a Step-Up goes into effect, the Principal Plus fee will change to reflect the stepped-up GWB value. We also reserve the right to increase the rate of the Principal Plus fee, up to a maximum rate of 0.75%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up. (See "Fees for Principal Plus and Principal Plus for Life".)



If you decline a scheduled Step-Up, you will have the option to elect to Step-Up the GWB (as well as the GWA) within 30 days of subsequent Step-Up Dates. If you decide to Step-Up the GWB and the special endorsement to your Principal Plus rider is in effect, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.

STEP-UPS UNDER PRINCIPAL PLUS FOR LIFE. We will automatically increase ("Step-Up") the GWB to equal the Contract value (subject to the maximum GWB limit of $5 million). Each time we apply a Step-Up, we will also recalculate the GWA, the LIA, and the Rider Fee (See "Principal Plus for Life Fee.") The GWA will equal the greater of the GWA prior to the Step-Up or 5% of the new GWB value after the Step-Up and the LIA will equal the greater of the LIA prior to the Step-Up or 5% of the new GWB value after the Step-Up. We also reserve the right to increase the rate of the Principal Plus for Life fee up to a maximum rate of 0.75%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up. (See "Principal Plus for Life Fee".)



Under Principal Plus for Life, we will automatically Step-Up the GWB (and GWA and LIA, if applicable) to equal a higher recalculated value. Each time a Step-Up goes into effect, the Principal Plus for Life fee will change to reflect the stepped-up GWB value. We also reserve the right to increase the rate of the Principal Plus for Life fee up to a maximum rate of 0.75%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up. (See "Fees for Principal Plus and Principal Plus for Life".)



If you decline an automatic scheduled Step-Up, you will have the option to elect to Step-Up the GWB (as well as the GWA and LIA) within 30 days of subsequent Step-Up Dates. If you decide to Step-Up the GWB, we will thereafter resume automatic Step-Ups under the schedule in effect for your Contract.



Step-ups will increase the GWB and may increase the GWA and the LIA (under Principal Plus for Life).



Additional Purchase Payments



EFFECT OF ADDITIONAL PURCHASE PAYMENTS. We will increase the total GWB by the amount of each additional purchase payment we accept (subject to the maximum GWB limit of $5 million). In addition, we will recalculate the GWA and usually increase it to equal the lesser of: (a) 5% of the GWB immediately after the purchase payment; or (b) the GWA immediately prior to the purchase payment plus an amount equal to 5% of the purchase payment. We will also recalculate the LIA under Principal Plus for Life each time we accept an additional purchase payment after the Age 65 Anniversary Date. We will not change the GWA or the LIA if the recalculated amount is less than the GWA or LIA, as the case may be, before the additional purchase payment.



Additional purchase payments, if accepted, will increase the GWB and may increase the GWA and the LIA (under Principal Plus for Life).



PURCHASE PAYMENT LIMITS, IN GENERAL. You must obtain our prior approval if the Contract value immediately following an additional purchase payment would exceed $1,000,000. We do not permit additional purchase payments during a Contract's "settlement phase," as described below. Other limitations on additional payments may vary by state.



SPECIAL PURCHASE PAYMENT LIMITS ON "NON-QUALIFIED" Contracts. If we issue your Contract not in connection with an IRA or other tax-qualified retirement plan, we also impose the following limit on your ability to make purchase payments:



- on or after the first Contract Anniversary, without our prior approval, we will not accept an additional purchase payment if your total payments after the first Contract Anniversary exceed $100,000.



SPECIAL PURCHASE PAYMENT LIMITS ON "QUALIFIED" CONTRACTS. If we issue your Contract in connection with a tax qualified retirement plan, including an IRA, we impose additional limits on your ability to make purchase payments:



- under Principal Plus, on or after the first Contract Anniversary, without our prior approval, we will not accept an additional purchase payment if your total payments after the first Contract Anniversary exceed $100,000.



- under Principal Plus for Life, we will not accept an additional purchase payment on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issue your Contract after you become age 65), without our prior approval, if your total payments after the first Contract Anniversary exceed $100,000,



- under either rider, we will only accept a purchase payment that qualifies as a "rollover contribution, for the year that you become age 70-1/2 and for any subsequent years, if your Contract is issued in connection with an IRA", but



- under either rider, we will not accept any purchase payment after the oldest owner becomes age 81.



You should consult with a qualified tax advisor for further information on tax rules affecting Qualified Contracts, including IRAs.



GENERAL RIGHT OF REFUSAL. WE RESERVE THE RIGHT TO REFUSE TO ACCEPT ADDITIONAL PURCHASE PAYMENTS AT ANY TIME AFTER THE FIRST CONTRACT ANNIVERSARY TO THE EXTENT PERMITTED IN THE STATE WE ISSUE YOUR CONTRACT. We waive this right under Principal Plus for Life for additional payments before the Age 65 Contract Anniversary that are permitted to Contracts issued in connection with tax qualified retirement plans, including IRAs.

Investment Options



While Principal Plus or Principal Plus for Life is in effect under your Contract, under our current rules you must invest 100% of your Contract value at all times either:



a) among the Lifestyle, Index Allocation and Money Market Fund investment options available under your Contract (see "Available Lifestyle, Index Allocation and Money Market Fund Investment Options," below); or



b) in a manner consistent with any one of the Model Allocations available under your Contract (see "Available Model Allocations", below).



You may transfer between (a) and (b), or vice versa, on any date subject to our restrictions on frequent trading, provided 100% of your Contract value is transferred. Withdrawals will be taken in accordance with our default procedures; you may not specify the investment option from which a withdrawal is to be made. (See "ACCUMULATION PERIOD PROVISIONS - Withdrawals".) Subsequent purchase payments will be allocated in accordance with your instructions, subject to the restrictions described herein. All investment options may not be available through all distribution partners.



YOU SHOULD CONSULT WITH YOUR FINANCIAL ADVISOR TO ASSIST YOU IN DETERMINING WHICH MODEL ALLOCATION OR INVESTMENT OPTION AVAILABLE IS BEST SUITED FOR YOUR FINANCIAL NEEDS AND RISK TOLERANCE.



AVAILABLE LIFESTYLE, INDEX ALLOCATION AND MONEY MARKET INVESTMENT OPTIONS. You may allocate your Contract value to any one, or any combination, of the available Lifestyle, Index Allocation or Money Market Fund investment options and you may also use our Dollar Cost Averaging ("DCA") program from the Money Market or a DCA fixed account investment option in connection with your selected investment options.



These investment options invest in the following Funds:



-     Lifestyle Growth



-     Lifestyle Balanced



-     Lifestyle Moderate



-     Lifestyle Conservative



-     Index Allocation



-     Money Market



FOR MORE INFORMATION REGARDING THESE FUNDS, INCLUDING INFORMATION RELATING TO THEIR INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN SUCH FUNDS, PLEASE SEE THE "GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE FUNDS" SECTION OF THIS PROSPECTUS AS WELL AS THE FUND'S PROSPECTUS. YOU CAN OBTAIN A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON EACH OF THE FUNDS, BY CONTACTING THE RESPECTIVE ANNUITY SERVICE OFFICE SHOWN ON THE FIRST PAGE OF THIS PROSPECTUS. YOU SHOULD READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING INVESTMENT OPTION.



AVAILABLE MODEL ALLOCATIONS. You may allocate your entire Contract value to one of the available Model Allocations, as shown below, and you may also use our Dollar Cost Averaging ("DCA") program from the DCA fixed account investment option in connection with your selected Model Allocation. You must, however, rebalance your entire Contract value to your selected Model Allocation on a quarterly basis. In addition, you may not transfer monies between investment options other than to transfer 100% of your Contract value to another Model Allocation or 100% to any one, or any combination of, the available Lifestyle, Index Allocation and Money Market Investment Options.



The Model Allocations are:



                          MODEL
                       ALLOCATION
MODEL ALLOCATION NAME  PERCENTAGE            FUND NAME
---------------------  ----------    -----------------------
Fundamental Holdings       25%        American Growth-Income
of America                 25%           American Growth
                           15%       American International
                           35%            American Bond

                          MODEL
                       ALLOCATION
MODEL ALLOCATION NAME  PERCENTAGE            FUND NAME
---------------------  ----------   -------------------------

Value Strategy (not        30%            Equity-Income
available after            30%             Core Equity
February 10, 2006)         20%             Active Bond
                           20%            Strategic Bond

Growth Blend (not          40%           Blue Chip Growth
available after            20%           Active Bond Fund
February 10, 2006)         20%        American Growth-Income
                           20%            Strategic Bond

Global Balanced            30%          Fundamental Value
                           20%             Global Bond
                           25%          Global Allocation
                           25%        American International

Blue Chip Balanced         30%           American Growth
                           30%        American Growth-Income
                           40%       Investment Quality Bond

Core Holdings of           25%        American Growth-Income
America                                  American Growth
(not available after       25%        American International
August 1, 2005)(1)         15%           Active Bond Fund
                           35%

CoreSolution               34%           Strategic Income
(not available after       33%      U.S.Global Leaders Growth
April 30, 2005)(1)                        Classic Value
                           33%

Value Blend                40%            Equity-Income
(not available after       20%           American Growth
April 30, 2005)(1)         20%             Active Bond
                           20%            Strategic Bond

Global                     30%             Global Bond
(not available after       20%            U.S. Large Cap
April 30, 2005)(1)         20%           Blue Chip Growth
                           30%         International Value




(1) If you allocated Contract value to the Model Allocation shown on the last day it was available, you may continue to allocate your Contract value to that Model Allocation if: (a) you continue to allocate your entire Contract value (other than amounts in a Fixed Account under our DCA program), including future purchase payments, to that Model Allocation; and (b) you rebalance your entire Contract value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract value to any of the Lifestyle Funds, to any other Model Allocation, or to any Variable Investment Option other than as permitted in that Model Allocation.



IF YOU SELECT ONE OF THE MODEL ALLOCATIONS, THERE IS NO ASSURANCE THAT YOUR CONTRACT VALUE WILL NOT LOSE MONEY OR THAT INVESTMENT RESULTS WILL NOT EXPERIENCE VOLATILITY. YOUR INVESTMENT PERFORMANCE WILL DEPEND ON THE PERFORMANCE OF THE COMPONENT FUNDS REFERENCED ABOVE. YOUR INVESTMENT IN THE FUNDS WILL FLUCTUATE AND WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN YOUR ORIGINAL INVESTMENT. EACH MODEL ALLOCATION IS NOT A FUND-OF-FUNDS. FOR MORE INFORMATION REGARDING EACH FUND THAT COMPRISES THE MODEL ALLOCATIONS, INCLUDING INFORMATION RELATING TO EACH FUND'S INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN EACH FUND, PLEASE SEE THE "GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE FUNDS" SECTION OF THIS PROSPECTUS AS WELL AS THE FUND'S PROSPECTUS. YOU CAN OBTAIN A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON EACH OF THE FUNDS, BY CONTACTING THE RESPECTIVE ANNUITY SERVICE OFFICE SHOWN ON THE FIRST PAGE OF THIS PROSPECTUS. YOU SHOULD READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING INVESTMENT OPTION.

WE RESERVE THE RIGHT TO RESTRICT INVESTMENT OPTIONS AT ANY TIME. If we restrict an investment option, we will not allow transfers into the restricted investment option and you may not allocate purchase payments to the restricted investment option after the date of the restriction. Any amounts you allocated to an investment option before we imposed restrictions will not be affected by such restrictions as long as it remains in that investment option. Any amounts you allocate to Fixed Investment Options may be renewed subject to the terms of the Contract.

We also reserve the right to limit the actual percentages you may allocate to certain investment options, to require that you choose certain investment options in conjunction with other investment options, to limit your ability to transfer between existing investment options and/or to require you to periodically rebalance existing variable investment accounts to the percentages we require.



UNDER PRINCIPAL PLUS AND PRINCIPAL PLUS FOR LIFE, YOU MAY INVEST YOUR CONTRACT VALUE ONLY IN THE INVESTMENT OPTIONS WE MAKE AVAILABLE FOR THE RESPECTIVE BENEFIT.



Life Expectancy Distributions -- Principal Plus for Life



You may request us in writing, in a form acceptable to us, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse). Withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you:



- pursuant to Internal Revenue Code ("Code") Section 72(q)(2)(D) or Section 72(t)(2)(A)(iv) upon the request of the owner (we sometimes refer to these as "Pre-59 1/2 Distributions"); or



- pursuant to Code Section 72(s)(2) upon the request of the owner (we sometimes refer to these as "Non-Qualified Death Benefit Stretch Distributions"); or



-     as required or contemplated by Code Section 401(a)(9), Section 403(b)(10),
      Section 408(b)(3), or Section 408A(c), as the case may be (we sometimes refer to these as "Qualified Death Benefit Stretch Distributions" or "Required Minimum Distributions").



Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's proportional share of all "life expectancy" distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.



WE BASE OUR "LIFE EXPECTANCY" CALCULATIONS ON OUR UNDERSTANDING AND INTERPRETATION OF THE REQUIREMENTS UNDER TAX LAW APPLICABLE TO PRE-59 -1/2 DISTRIBUTIONS, REQUIRED MINIMUM DISTRIBUTIONS, NON-QUALIFIED DEATH BENEFIT STRETCH DISTRIBUTIONS AND QUALIFIED DEATH BENEFIT STRETCH DISTRIBUTIONS. YOU SHOULD DISCUSS THESE MATTERS WITH YOUR TAX ADVISOR FOR FURTHER INFORMATION.



Each withdrawal under our Life Expectancy Distribution program will reduce your Contract value and your GWB. We will not, however, Reset your GWB, GWA or the LIA (with respect to Principal Plus for Life) if a withdrawal under our Life Expectancy Distribution program (based on our current understanding and interpretation of the tax law) causes total withdrawals during a Contract Year to exceed the GWA or LIA, as applicable.



The Company's Life Expectancy Amount for each year is equal to the greater of:

     . the contract value as of the applicable date divided by the owner's Life Expectancy; or

     .  the GWB as of the applicable date divided by the owner's Life
        Expectancy.

The Life Expectancy Amount calculation provided under Principal Plus is based on the Company's understanding and interpretation of the requirements under tax law as of the date of this prospectus applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Non-Qualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. In the future, the requirements under tax law for such distributions may change and the Life Expectancy Amount calculation provided under Principal Plus may not be sufficient to satisfy the requirements under tax law for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed the Life Expectancy Amount and may result in a reset of the GWB and the GWA. Please discuss these matters with your tax advisor prior to electing Principal Plus.



WE WILL NOT MAKE ANY FURTHER WITHDRAWALS UNDER OUR LIFE EXPECTANCY DISTRIBUTION PROGRAM IF BOTH THE CONTRACT VALUE AND THE GWB ARE DEPLETED TO ZERO. IF YOUR CONTRACT INCLUDES PRINCIPAL PLUS FOR LIFE, WE WILL MAKE CONTINUE TO MAKE DISTRIBUTIONS AS PART OF THE "SETTLEMENT PHASE," HOWEVER, IF THE LIA IS GREATER THAN ZERO AND THE COVERED PERSON IS LIVING AT THAT TIME.



We designed our Life Expectancy Distribution Program to provide minimum lifetime distributions as described or as required under certain sections of the Code. Withdrawals under our automatic Life Expectancy Distribution program will not be treated as excess withdrawals and will not Reset the GWB, GWA or (with respect to Principal Plus for Life) the LIA.



NO LOANS UNDER 403(b) PLANS. The loan privilege described in the Prospectus for Contracts issued in connection with certain Section 403(b) plans is NOT available if your Contract includes Principal Plus for Life.



Settlement Phase



IN GENERAL. We automatically make settlement payments during the "settlement phase" under Principal Plus and Principal Plus for Life. Under Principal Plus, the "settlement phase" begins if total withdrawals during the Contract Year are equal to or less than the GWA, the Contract value reduces to zero and the GWB immediately after the withdrawal is still greater than zero. Under Principal Plus for Life, the "settlement phase" begins if total withdrawals during the Contract Year are equal to or less than the GWA, the Contract value reduces to zero and either the GWB or the LIA immediately after the withdrawal is still greater than zero. During the settlement phase under either rider, your Contract will continue but all other rights and benefits under the Contract terminate, including death benefits and any additional riders. We will not accept additional purchase payments and we will not deduct any charge for either benefit during the settlement phase. At the beginning of the settlement phase, you generally may choose an annual settlement payment amount that we will automatically pay to you. The settlement payment amount we permit you to choose varies, as described in the following sections.



PRINCIPAL PLUS SETTLEMENT PHASE. At the beginning of Principal Plus's settlement phase, you may choose settlement payments that total an amount no greater than the GWA, or Life Expectancy Distributions if applicable, to be paid to you automatically each

Contract Year until the GWB depletes to zero. (See "Life Expectancy Distributions.") If the GWA or the Life Expectancy Distribution, if applicable, for a Contract Year exceeds the GWB, however, then the settlement payment for that Contract Year will be limited to the GWB. The settlement payments will be paid no less frequently than annually. If any owner dies during Principal Plus's settlement phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract described in the "ACCUMULATION PERIOD PROVISIONS - Payment of Death Benefit" provision of this Prospectus.



This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum our current administrative procedures and Principal Plus continues (as described in "Effect of Payment of Death Benefit") and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in Principal Plus's settlement phase are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract described in the "ACCUMULATION PERIOD PROVISIONS - Payment of Death Benefit" provision of this Prospectus.



PRINCIPAL PLUS FOR LIFE SETTLEMENT PHASE. At the beginning of Principal Plus for Life's settlement phase, the settlement payment amount we permit you to choose varies:



- You may choose an amount that is no greater than, or equal to, the GWA if the GWB is greater than zero at the beginning of the settlement phase. We reduce any remaining GWB each time we make a settlement payment, and automatically pay the settlement amount to you each Contract Year while the Covered Person is alive until the GWB reduces to zero. After that, we will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to any remaining LIA value. Keep in mind that in certain circumstances the LIA may be less than the GWA, and under those circumstances your choice of an amount in excess of the LIA could result in a reduction of the LIA. (See "Effect of Withdrawals".)



- You may choose to continue to receive distribution payments under the Life Expectancy Distribution program if the program is in effect under your Contract and the GWB is greater than zero at the beginning of the settlement phase. If you do, we will reduce any remaining GWB each time we make a distribution payment and automatically make distribution payments each Contract Year while the Covered Person is alive until the GWB reduces to zero. (See "Life Expectancy Distributions.) After that, we will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to any remaining LIA value.



- We will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to the LIA if there is no remaining GWB at the beginning of the settlement phase. If the Covered Person is alive when the GWB is depleted, we will continue to make settlement payments each Contract Year during the Covered Person's lifetime in an amount that is equal to the LIA.



- After the Age 65 Contract Anniversary, if you choose to receive a settlement payment that is in excess of the LIA, we will recalculate the LIA in the same manner as a withdrawal that exceeds the LIA. (See "Effect of Withdrawals", above.) We do not recalculate the LIA, however, if you receive distribution payments under the Life Expectancy Distribution program.



Death Benefits



DEATH BENEFITS BEFORE THE SETTLEMENT PHASE. If any owner dies during the Accumulation Period but before the settlement phase, Principal Plus and Principal Plus for Life will end if the Beneficiary takes the death benefit as a lump sum under our current administrative procedures.



If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:



       IF THE BENEFICIARY IS THE DECEASED OWNER'S SPOUSE, PRINCIPAL PLUS:



- Continues if the GWB is greater than zero.



- Within 30 days following the date we determine the death benefit under the Contract, provides the Beneficiary with an option to elect to Step-Up the GWB if the death benefit on the date of determination is greater than the GWB.



- Enters the settlement phase if a withdrawal would deplete the Contract value to zero, and the GWB is still greater than zero. (Death Benefit distributions will be treated as withdrawals. Some methods of Death Benefit distribution may result in distribution amounts in excess of both the GWA and the Life Expectancy Distributions. In such cases, the GWB may be automatically reset, thereby possibly reducing the Guaranteed Minimum Withdrawal Benefit provided under this rider.)



- Continues to impose the Principal Plus fee.



- Continues to be eligible for any remaining Bonuses and Step-Ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-Up Dates will also be measured beginning from the death benefit determination date but the latest Step-Up date will be no later than the 30th Contract Anniversary after the Contract Date.



     IF THE BENEFICIARY IS NOT THE DECEASED OWNER'S SPOUSE, PRINCIPAL PLUS:



Continues in the same manner as above, except that Principal Plus does not continue to be eligible for any remaining Bonuses and Step-Ups, other than the initial Step-Up of the GWB to equal the death benefit, if greater than the GWB prior to the death benefit.

                                                         THEN
       IF THE BENEFICIARY IS:                   PRINCIPAL PLUS FOR LIFE:
----------------------------------     -----------------------------------------
1. The deceased owner's spouse and     - Does not continue with respect to the
the deceased owner is the Covered      LIA, but continues with respect to the
Person                                 GWA if the death benefit or the GWB is
                                       greater than zero. We will automatically
                                       Step-Up the GWB to equal the initial
                                       death benefit we determine, if greater
                                       than the GWB prior to the death benefit.

                                        - Enters the settlement phase if a
                                        withdrawal would deplete the Contract
                                        value to zero, and the GWB is still
                                        greater than zero.

                                        - Continues to impose the Principal Plus for Life fee.

                                        - Continues to be eligible for any
                                        remaining Bonuses and Step-Ups, but we
                                        will change the date we determine and
                                        apply these benefits to future
                                        anniversaries of the date we determine
                                        the initial death benefit. We will
                                        permit the spouse to opt out of the
                                        initial death benefit Step-Up, if any,
                                        and any future Step-Ups if we increase
                                        the rate of the Principal Plus for Life
                                        fee at that time.

2.  Not the deceased owner's spouse    Continues in the same manner as 1.,
and the deceased owner is the          except that Principal Plus for Life does
Covered Person                         not continue to be eligible for any
                                       remaining Bonuses and Step-Ups, other
                                       than the initial Step-Up of the GWB to
                                       equal the death benefit, if greater than
                                       the GWB prior to the death benefit. We
                                       will permit the Beneficiary to opt out
                                       of the initial death benefit Step-Up, if
                                       any, if we increase the rate of the
                                       Principal Plus for Life fee at that
                                       time.

3.  The deceased owner's spouse        Continues in the same manner as 1.,
and the deceased owner is not the      except that Principal Plus for Life
Covered Person                         continues with respect to the LIA for
                                       the Beneficiary. If the LIA has not been
                                       determined prior to the payment of any
                                       portion of the death benefit, we will
                                       determine the initial LIA on an
                                       anniversary of the date we determine the
                                       death benefit after the Covered Person
                                       has reached age 65.

4.  Not the deceased owner's spouse    Continues in the same manner as 1.,
and the deceased owner is not the      except that Principal Plus for Life
Covered Person                         continues with respect to the LIA for
                                       the Beneficiary. If the LIA has not been
                                       determined prior to the payment of any
                                       portion of the death benefit, we will
                                       determine the initial LIA on an
                                       anniversary of the date we determine the
                                       death benefit after the Covered Person
                                       has reached age 65.

                                        In this case, Principal Plus for Life
                                        does not continue to be eligible for any remaining Bonuses and Step-Ups, other than the initial Step-Up of the GWB to equal the death benefit, if greater than the GWB prior to the death benefit. We will permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Principal Plus for Life fee at that time.



DEATH BENEFITS DURING THE SETTLEMENT PHASE. If you die during the settlement phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Plus or Principal Plus for Life rider. (Under the Principal Plus for Life rider, however, we reduce the LIA to zero if the Covered Person dies during the settlement phase.) If the Beneficiary is the deceased owner's spouse, the surviving spouse may choose the amount of the settlement payments up to the GWA. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.



Termination



You may not terminate either the Principal Plus or the Principal Plus for Life rider once it is in effect. The respective rider terminates, automatically, however, upon the earliest of:



- the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or



-     under Principal Plus, the date the GWB depletes to zero; or



- under Principal Plus for Life, the date the Contract value, the GWB and the LIA all equal zero; or



-     the Maturity Date under a Contract issued with Principal Plus; or



-     the date an Annuity Option begins under Principal Plus for Life; or



-     termination of the Contract.



Fees for Principal Plus and Principal Plus for Life



We charge an additional annual fee on each Contract Anniversary for Principal Plus and Principal Plus for Life. The Principal Plus fee is equal to 0.30% and the Principal Plus for Life fee is equal to 0.40% of the "Adjusted GWB." The Adjusted GWB is the GWB that was available on the prior Contract Anniversary adjusted for any Step-up or subsequent purchase payments made during the Contract Year prior to the current Contract Anniversary. We withdraw the respective fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract value. We do not deduct the fees during the settlement phase or after the Maturity Date once an Annuity Option under the Contract begins.



WE RESERVE THE RIGHT TO INCREASE THE FEES FOR PRINCIPAL PLUS AND/OR PRINCIPAL PLUS FOR LIFE ON THE EFFECTIVE DATE OF EACH STEP-UP. IN ANY SUCH SITUATION, THE FEE WILL NEVER EXCEED 0.75%.

If a withdrawal is taken on any date other than the Contract Anniversary and such withdrawal (a) causes total withdrawals during that Contract Year to exceed the GWA and (b) reduces the Contract value to zero, we will deduct a pro rata share of the respective fee from the amount otherwise payable. We will determine the fee based on the Adjusted GWB. For purposes of determining the fee, we will deduct a pro rata share of the fee from the Contract Value on the date we determine the death benefit or after the Maturity Date once an Annuity Option under the Contract begins.



If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus or Principal Plus for Life continues, we will determine the Adjusted GWB and the respective fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.



THE ADDITION OF A PRINCIPAL PLUS OR PRINCIPAL PLUS FOR LIFE RIDER TO A CONTRACT MAY NOT ALWAYS BE IN YOUR INTEREST SINCE AN ADDITIONAL FEE IS IMPOSED ANNUALLY FOR THIS BENEFIT AND, FOR PRINCIPAL PLUS FOR LIFE, THE COVERED PERSON MUST ATTAIN AGE 65 AND REMAIN LIVING FOR YOU TO RECEIVE CERTAIN BENEFITS. FURTHERMORE, THESE RIDERS LIMIT THE INVESTMENT OPTIONS OTHERWISE AVAILABLE UNDER THE CONTRACT, CONTAIN AGE CAPS AND LIMITATIONS ON A CONTRACT OWNER'S RIGHTS AND BENEFITS AT CERTAIN AGES AND VALUES, AND PROVIDE NO GUARANTEED WITHDRAWAL BENEFITS ONCE PAYMENTS BEGIN UNDER ANY OF THE ANNUITY OPTIONS DESCRIBED ELSEWHERE IN THE PROSPECTUS.



Examples



The following examples provide hypothetical illustrations of the benefits provided under the Principal Plus and Principal Plus for Life optional benefit riders. These illustrations are not representative of future performance under your Contract, which may be higher or lower than the amounts shown.



Principal Plus - Examples



EXAMPLE PRINCIPAL PLUS-1. Assume a single purchase payment of $100,000, no additional purchase payments are made, withdrawals equal to the GWA are taken in each of the first 20 Contract Years and the owner does not elect to Step-Up the GWB.



                                                       GWB ON
               PURCHASE          WITHDRAWAL           CONTRACT
CONTRACT YEAR  PAYMENTS   GWA      TAKEN     BONUS   ANNIVERSARY
-------------  --------  -----   ----------  -----   -----------
   At issue    100,000                                100,000
          1          0   5,000      5,000       0      95,000
          2          0   5,000      5,000       0      90,000
          3          0   5,000      5,000       0      85,000
          4          0   5,000      5,000       0      80,000
          5          0   5,000      5,000       0      75,000
         10          0   5,000      5,000       0      50,000
         20          0   5,000      5,000       0           0



EXAMPLE PP-2. Assume an initial purchase payment of $100,000, an additional purchase payment of $10,000 is made at the beginning of the Contract Year 2, a withdrawal equal to the GWA is taken in Contract Year 3, no withdrawals are taken in Contract Years 1, 2, 4, 5 (resulting in bonuses in those years) and the owner does not elect to Step-Up the GWB.



                         GWA AFTER                        GWB ON
               PURCHASE  PURCHASE   WITHDRAWAL          CONTRACT
CONTRACT YEAR  PAYMENTS   PAYMENT     TAKEN     BONUS  ANNIVERSARY
-------------  --------  ---------  ----------  -----  -----------
   At issue    100,000                                   100,000
          1          0      5,000           0   5,000    105,000
          2     10,000      5,750           0   5,500    120,500
          3          0      6,025       6,025       0    114,475
          4          0      6,025           0   5,500    119,975
          5          0      6,025           0   5,500    125,475

EXAMPLE PP-3. Assume a single purchase payment of $100,000, no additional purchase payments are made, the owner elects to Step-Up the GWB at the end of Contract Year 3, withdrawals equal to the GWA are taken in Contract Years 1, 2, 3 and 4 and a withdrawal exceeding the GWA is taken at the end of Contract Year 5 (resulting in a reset).



                                                  HYPOTHETICAL
                                                 CONTRACT VALUE
                         GWA AFTER                ON CONTRACT
CONTRACT YEAR  PURCHASE  PURCHASE    WITHDRAWAL   ANNIVERSARY            GWB ON CONTRACT
               PAYMENTS   PAYMENT      TAKEN     PRIOR TO FEE    BONUS     ANNIVERSARY
-------------  --------  ---------   ----------  --------------  -----   ---------------
  At issue      100,000                                                     100,000
         1            0     5,000       5,000        102,000       0         95,000
         2            0     5,000       5,000        103,828       0         90,000
         3            0     5,000       5,000        105,781       0        105,781
         4            0     5,289       5,289         94,946       0        100,492
         5            0     5,289      10,000         79,898       0         79,898



Principal Plus for Life- Examples



EXAMPLE PRINCIPAL PLUS FOR LIFE-1. Assume a single purchase payment of $100,000 at Covered Person's age 55, no additional purchase payments are made, withdrawals equal to the GWA are taken beginning in year 11. Also assume that the Contract Value is less than the GWB at the eligible Step-Up Dates, so there is no Step-Up and the Covered Person survives at least 31 years from issue.



                                                                GWB ON
               PURCHASE                  WITHDRAWAL           CONTRACT
CONTRACT YEAR  PAYMENTS   GWA     LIA       TAKEN    BONUS   ANNIVERSARY
-------------  --------  ------  ------  ----------  ------  -----------
  At issue     $100,000     N/A     N/A  $        0  $    0  $  100,000
         1            0  $5,000     N/A           0   5,000     105,000
         2            0    5250     N/A           0   5,000     110,000
         3            0   5,500     N/A           0   5,000     115,000
         4            0   5,750     N/A           0   5,000     120,000
         5            0   6,000     N/A           0   5,000     125,000
         6            0   6,250     N/A           0   5,000     130,000
         7            0   6,500     N/A           0   5,000     135,000
         8            0   6,750     N/A           0   5,000     140,000
         9            0   7,000     N/A           0   5,000     145,000
        10            0   7,250     N/A           0   5,000     150,000
        11            0   7,500  $7,500       7,500       0     142,500
        12            0   7,500   7,500       7,500       0     135,000
        13            0   7,500   7,500       7,500       0     127,500
        14            0   7,500   7,500       7,500       0     120,000
        15            0   7,500   7,500       7,500       0     112,500
        20            0   7,500   7,500       7,500       0      75,000
        25            0   7,500   7,500       7,500       0      37,500
        30            0   7,500   7,500       7,500       0           0
       31+            0       0   7,500       7,500       0           0



EXAMPLE PPFL-2. Assume an initial purchase payment of $100,000 at Covered Person's age 65, an additional purchase payment of $10,000 is made at the beginning of the Contract Year 2, a withdrawal equal to the GWA is taken in Contract Year 3, no withdrawals are taken in Contract Years 1, 2, 4, 5 (resulting in bonuses in those years). Also assume that the Contract value at the end of year 3 is less than the GWB so there is no step-up.



                         GWA AFTER  LIA AFTER                         GWB ON
               PURCHASE  PURCHASE   PURCHASE   WITHDRAWAL           CONTRACT
CONTRACT YEAR  PAYMENTS   PAYMENT    PAYMENT     TAKEN     BONUS   ANNIVERSARY
-------------  --------  ---------  ---------  ----------  ------  -----------
  At issue     $100,000         --        N/A  $        0  $    0  $   100,000
         1            0  $   5,000  $   5,000           0   5,000      105,000
         2       10,000      5,750      5,750           0   5,500      120,500
         3            0      6,025      6,025       6,025       0      114,475
         4            0      6,025      6,025           0   5,500      119,975
         5            0      6,025      6,025           0   5,500      125,475

EXAMPLE PPFL-3. Assume a single purchase payment of $100,000 at age 63, no additional purchase payments are made, the GWB Steps-Up at the end of Contract Year 3, withdrawals equal to the GWA are taken in Contract Years 1, 2, 3 and 4 and a withdrawal exceeding the GWA is taken at the end of Contract Year 5 (resulting in a reset). Since withdrawals are taken every year, there are no bonuses.



                                                           HYPOTHETICAL
                                                             CONTRACT
                                                             VALUE ON
                                                            CONTRACT
                         GWA AFTER  LIA AFTER               ANNIVERSARY    GWB ON
               PURCHASE   PURCHASE   PURCHASE  WITHDRAWAL    PRIOR TO     CONTRACT
CONTRACT YEAR  PAYMENTS    PAYMENT   PAYMENT     TAKEN      RIDER FEE    ANNIVERSARY
-------------  --------  ---------  ---------  ----------  ------------  -----------
  At issue     $100,000  $      --  $      --  $       --  $         --  $   100,000
         1            0      5,000         --       5,000       102,000       95,000
         2            0      5,000         --       5,000       103,828       90,000
         3            0      5,000      4,500       5,000       105,781      105,781
         4            0      5,289      5,289       5,289        94,946      100,492
         5            0      5,289      5,289      10,000        79,898       79,898
         6            0      3,995      3,995

             APPENDIX E: Optional Guaranteed Minimum Income Benefits



GUARANTEED RETIREMENT INCOME PROGRAMS FOR CONTRACTS ISSUED BY JOHN HANCOCK USA



The optional Guaranteed Retirement Income Programs (GRIP) guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity benefit payments. The amount of these payments is determined by applying an Income Base to the Monthly Income Factors described in the GRIP rider. If the GRIP benefit is exercised and the monthly annuity benefit payments available under the Contract are greater than the monthly annuity benefit payments provided by GRIP, we will pay the monthly annuity benefit payments available under the Contract. The GRIP riders were available only at Contract issue. The riders are irrevocable and may only be terminated as described below.



Availability of GRIP



John Hancock USA offered three versions of the Guaranteed Retirement Income Program. GRIP I was available for Contracts issued between May 1998 and June 2001 (beginning and end dates may vary by state). GRIP II was available for Contracts issued between July 2001, and May 2003 (beginning and end dates may vary by state). GRIP III was available for Contracts issued between May 2003 and May 2004 (beginning and end dates may vary by state). We describe differences between GRIP I, GRIP II and GRIP III are described below.



CONDITIONS OF EXERCISE. The GRIP benefit may be exercised subject to the following conditions:



- may not be exercised until the 10th Contract anniversary and then must be exercised within 30 days immediately following the 10th Contract anniversary or a subsequent Contract anniversary, and



- must be exercised by the Contract anniversary immediately prior to the oldest annuitant's 85th birthday or the 10th Contract anniversary, if later.



GRIP I



The Income Base applied in determining the amount of GRIP annuity benefit payments is defined below. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the GRIP benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.



THE INCOME BASE IS USED SOLELY FOR PURPOSES OF CALCULATING THE GRIP MONTHLY ANNUITY BENEFIT PAYMENTS AND DOES NOT PROVIDE A CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION.



INCOME BASE: The Income Base is equal to (a) less (b), where:



      (a) is the sum of all purchase payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract, and



      (b) is the sum of Income Base reductions (defined below) in connection with partial withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.



GRIP I GROWTH FACTOR: The growth factor for GRIP I is 6% per annum if the oldest annuitant is 75 or younger at issue, and 4% per annum if the oldest annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest annuitant has attained age 85.



INCOME BASE REDUCTIONS: Partial withdrawals will reduce the Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Income Base immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract value prior to the partial withdrawal.



STEP-UP OF INCOME BASE: Within 30 days immediately following any Contract anniversary, you may elect in writing to step-up the Income Base to the Contract value on that Contract anniversary. If you elect to step-up the Income Base, the earliest date that you may exercise GRIP is extended to the 7th Contract anniversary following the date the step-up is effective (the "Step-Up Date").



Following a step-up of the Income Base, the Income Base as of the Step-Up Date is equal to the Contract value on the Step-Up Date. For purposes of subsequent calculation of the Income Base, the Contract value on the Step-Up Date will be treated as a purchase payment made on that date, and all purchase payments made and all amounts deducted in connection with partial withdrawals prior to the Step-Up Date will not be considered.



GRIP II and GRIP III



The Income Base applied in determining the amount of GRIP annuity benefit payments is the greater of (i) the Growth Factor Income Base or (ii) the Step-Up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the GRIP benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.



THE INCOME BASE IS USED SOLELY FOR PURPOSES OF CALCULATING THE GRIP MONTHLY ANNUITY BENEFIT PAYMENTS AND DOES NOT PROVIDE A CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION.

GROWTH FACTOR INCOME BASE: The Growth Factor Income Base is equal to (a) less
(b), where:



      (a) is the sum of all purchase payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract, and



      (b) is the sum of Income Base reductions (defined below) in connection with partial withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.



GRIP II GROWTH FACTOR: The growth factor for GRIP II is 6% per annum if the oldest annuitant is 75 or younger at issue, and 4% per annum if the oldest annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest annuitant has attained age 85.



GRIP III GROWTH FACTOR: The growth factor is 5% per annum if the oldest annuitant is 75 or younger at issue, and 3% per annum if the oldest annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest annuitant has attained age 85.



STEP-UP INCOME BASE: The Step-Up Income Base is equal to the greatest anniversary value after the effective date of GRIP and prior to the oldest annuitant's attained age 81. The anniversary value is equal to the Contract value on the last day of the Contract year, plus subsequent purchase payments, less any Income Base reductions (defined below) in connection with partial withdrawals since the last day of the Contract year.



GRIP II INCOME BASE REDUCTIONS: Partial withdrawals will reduce the Growth Factor Income Base and the Step-Up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base or the Step-Up Income Base, as appropriate, immediately prior to the partial withdrawal and
(ii) is equal to the partial withdrawal amount divided by the Contract value prior to the partial withdrawal.



GRIP III INCOME BASE REDUCTIONS: If total partial withdrawals taken during a Contract Year are no greater than the Annual Withdrawal Limit then the Withdrawal Reduction reduces the Growth Factor Income Base on the next Contract anniversary by the dollar amount of the partial withdrawal. If total partial withdrawals taken during a Contract Year are greater than the Annual Withdrawal Limit, then the Withdrawal Reduction will instead reduce the Growth Factor Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base immediately prior to the partial withdrawal and
(ii) is equal to the partial withdrawal amount divided by the Contract value prior to the partial withdrawal. In any Contract year, the Annual Withdrawal Limit is determined by multiplying the Growth Factor Income Base on the previous Contract anniversary by the growth factor indicated below.



Partial withdrawals will reduce the Step-Up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Step-Up Income Base immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract value prior to the partial withdrawal.



MONTHLY INCOME FACTORS: The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following annuity options which are described in this prospectus (see Pay-out Period Provisions - Annuity Options).



      LIFE ANNUITY WITH A 10-YEAR PERIOD CERTAIN - Available for both GRIP II and GRIP III.



      JOINT AND SURVIVOR LIFE ANNUITY WITH A 20-YEAR PERIOD CERTAIN - Available for Contracts with GRIP II issued prior to January 27, 2003 (availability may vary by state).



      JOINT AND SURVIVOR LIFE ANNUITY WITH A 10-YEAR PERIOD CERTAIN - Available for GRIP III and for Contracts issued with GRIP II on or after January 27, 2003 (availability may vary by state).



The Monthly Income Factors are described in the GRIP rider. When you exercise GRIP, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates.)



If your Contract has been issued with a GRIP rider, the annuitant may only be changed to an individual that is the same age or younger than the oldest current annuitant. A change of annuitant will not affect the Income Base calculation.



GRIP Fee



The risk assumed by us associated with GRIP is that annuity benefits payable under GRIP are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the "GRIP Fee"). On or before the maturity date, the GRIP Fee is deducted on each Contract anniversary. The amount of the GRIP Fee is equal to the percentage from the table below multiplied by the Income Base in effect on that Contract anniversary. The GRIP Fee is withdrawn from each investment option in the same proportion that the value of the investment account of each investment option bears to the Contract value.

GRIP RIDER        ANNUAL FEE
----------        ----------
GRIP I              0.25%
GRIP II             0.45%
GRIP III            0.50%



If there is a full withdrawal of Contract value on any date other than the Contract anniversary, we will deduct a pro-rata portion of the GRIP Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the GRIP Fee will be multiplied by the Income Base immediately prior to withdrawal. The GRIP Fee will not be deducted during the pay-out period. For purposes of determining the GRIP Fee, the commencement of annuity benefit payments will be treated as a full withdrawal.



Termination of GRIP



GRIP will terminate upon the earliest to occur of:



- the Contract anniversary immediately prior to the oldest annuitant's 85th birthday or the tenth Contract anniversary, if later;



-     the termination of the Contract for any reason; or



-     the exercise of the GRIP benefit.



Qualified Plans



The use of GRIP is limited in connection with its use under qualified plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if GRIP is not exercised under a qualified plan while you are alive, your beneficiary may be unable to exercise the benefit under GRIP.



Hence, you should consider that since (a) GRIP may not be exercised until the 10th Contract anniversary after its election and (b) the election of GRIP is irrevocable, there can be circumstances under a qualified plan in which a GRIP fee (discussed above) will be imposed, even though GRIP may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your advisor.



In addition, the presence of an optional benefit, such as GRIP, could affect the amount of the required minimum distribution that must be made under your Contract.



In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an annuity option so that it does not exceed the life expectancy of the annuitant, or the joint life expectancy of the joint annuitants, depending on the annuity option chosen. Once the guarantee period is shortened upon exercise of GRIP, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the annuitant or at any other time or due to any other event.



GRIP DOES NOT PROVIDE CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION. BECAUSE THIS BENEFIT IS BASED ON CONSERVATIVE ACTUARIAL FACTORS, THE LEVEL OF LIFETIME INCOME THAT IT GUARANTEES MAY OFTEN BE LESS THAN THE LEVEL THAT WOULD BE PROVIDED BY APPLICATION OF CONTRACT VALUE AT CURRENT ANNUITY FACTORS. THEREFORE, GRIP SHOULD BE REGARDED AS A SAFETY NET. AS DESCRIBED ABOVE UNDER "INCOME BASE," WITHDRAWALS WILL REDUCE THE GRIP BENEFIT.



GUARANTEED RETIREMENT INCOME PROGRAMS FOR CONTRACTS ISSUED BY JOHN HANCOCK NY



The optional Guaranteed Retirement Income Programs (GRIP) guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity benefit payments. The amount of these payments is determined by applying an Income Base to the Monthly Income Factors described in the GRIP rider. If the GRIP benefit is exercised and the monthly annuity benefit payments available under the Contract are greater than the monthly annuity benefit payments provided by GRIP, we will pay the monthly annuity benefit payments available under the Contract. The GRIP riders were available only at Contract issue. The riders are irrevocable and may only be terminated as described below.



Availability of GRIP



John Hancock NY offered two versions of the Guaranteed Retirement Income Program were offered. GRIP I was available for Contracts issued between September 10, 2001, and July 21, 2003. GRIP II was available for Contracts issued between December 2, 2002 and June 11, 2004. Any differences between GRIP I and GRIP II are described below.



CONDITIONS OF EXERCISE. The GRIP benefit may be exercised subject to the following conditions:



- may not be exercised until the 10th Contract anniversary and then must be exercised within 30 days immediately following the 10th Contract anniversary or a subsequent Contract anniversary, and



- must be exercised by the Contract anniversary immediately prior to the oldest annuitant's 85th birthday or the 10th Contract anniversary, if later.

Income Base



The Income Base applied in determining the amount of GRIP annuity benefit payments is the greater of (i) the Growth Factor Income Base (GRIP II only) or
(ii) the Step-Up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the GRIP benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.



THE INCOME BASE IS USED SOLELY FOR PURPOSES OF CALCULATING THE GRIP MONTHLY ANNUITY BENEFIT PAYMENTS AND DOES NOT PROVIDE A CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION.



GROWTH FACTOR INCOME BASE (GRIP II ONLY): The Growth Factor Income Base is equal to (a) less (b), where:



      (a) is the sum of all purchase payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract, and



      (b) is the sum of Income Base reductions (defined below) in connection with partial withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.



GROWTH FACTOR: The growth factor for GRIP II is 6% per annum if the oldest annuitant is 75 or younger at issue, and 4% per annum if the oldest annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest annuitant has attained age 85.



STEP-UP INCOME BASE: The Step-Up Income Base is equal to the greatest anniversary value after the effective date of GRIP and prior to the oldest annuitant's attained age 81. The anniversary value is equal to the Contract value on the last day of the Contract year, plus subsequent purchase payments, less any Income Base reductions (defined below) in connection with partial withdrawals since the last day of the Contract year.



INCOME BASE REDUCTIONS: Partial withdrawals will reduce the Growth Factor Income Base and the Step-Up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base or the Step-Up Income Base, as appropriate, immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract value prior to the partial withdrawal.



Partial withdrawals will reduce the Step-Up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Step-Up Income Base immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract value prior to the partial withdrawal.



MONTHLY INCOME FACTORS: The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following annuity options which are described in this Prospectus (see Pay-out Period Provisions - Annuity Options):



-     Life Annuity with a 10-Year Period Certain



-     Joint and Survivor Life Annuity with a 20-Year Period Certain



The Monthly Income Factors are described in the GRIP rider. When you exercise GRIP, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates.)



If your Contract has been issued with a GRIP rider, the annuitant may only be changed to an individual that is the same age or younger than the oldest current annuitant. A change of annuitant will not affect the Income Base calculation.



GRIP Fee



The risk assumed by us associated with GRIP is that annuity benefits payable under GRIP are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the "GRIP Fee"). On or before the maturity date, the GRIP Fee is deducted on each Contract anniversary. The amount of the GRIP Fee is equal to the percentage from the table below multiplied by the Income Base in effect on that Contract anniversary. The GRIP Fee is withdrawn from each investment option in the same proportion that the value of the investment account of each investment option bears to the Contract value.



GRIP RIDER          ANNUAL FEE
----------          ----------
GRIP I                0.30%
GRIP II               0.45%



If there is a full withdrawal of Contract value on any date other than the Contract anniversary, we will deduct a pro-rata portion of the GRIP Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the GRIP Fee will be multiplied by the Income Base immediately prior to withdrawal. The GRIP Fee will not be deducted during the pay-out period. For purposes of determining the GRIP Fee, the commencement of annuity benefit payments will be treated as a full withdrawal

Termination of GRIP



GRIP will terminate upon the earliest to occur of:



- the Contract anniversary immediately prior to the oldest annuitant's 85th birthday or the tenth Contract anniversary, if later;



-     the termination of the Contract for any reason; or



-     the exercise of the GRIP benefit.



Qualified Plans



The use of GRIP is limited in connection with its use under qualified plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if GRIP is not exercised under a qualified plan while you are alive, your beneficiary may be unable to exercise the benefit under GRIP.



You should consider that since (a) GRIP may not be exercised until the 10th Contract anniversary after its election and (b) the election of GRIP is irrevocable, there can be circumstances under a qualified plan in which a GRIP fee (discussed above) will be imposed, even though GRIP may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your advisor.



In addition, the presence of an optional benefit, such as GRIP, could affect the amount of the required minimum distribution that must be made under your Contract.



In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an annuity option so that it does not exceed the life expectancy of the annuitant, or the joint life expectancy of the joint annuitants, depending on the annuity option chosen. Once the guarantee period is shortened upon exercise of GRIP, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the annuitant or at any other time or due to any other event.



GRIP DOES NOT PROVIDE CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION. BECAUSE THIS BENEFIT IS BASED ON CONSERVATIVE ACTUARIAL FACTORS, THE LEVEL OF LIFETIME INCOME THAT IT GUARANTEES MAY OFTEN BE LESS THAN THE LEVEL THAT WOULD BE PROVIDED BY APPLICATION OF CONTRACT VALUE AT CURRENT ANNUITY FACTORS. THEREFORE, GRIP SHOULD BE REGARDED AS A SAFETY NET. AS DESCRIBED ABOVE UNDER "INCOME BASE," WITHDRAWALS WILL REDUCE THE GRIP BENEFIT.

                 APPENDIX U: Tables of Accumulation Unit Values

                          [TO BE UPDATED BY AMENDMENT]

                                     PART B

                            INFORMATION REQUIRED IN A

                       STATEMENT OF ADDITIONAL INFORMATION

                                             Statement of Additional Information
                                                               dated May 1, 2006


                             (JOHN HANCOCK (R) LOGO)
                             JOHN HANCOCK ANNUITIES

                       Statement of Additional Information
         John Hancock Life Insurance Company (U.S.A.) Separate Account H


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. This Statement of Additional Information should be read in conjunction with the Prospectuses dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of the flexible purchase payment deferred combination fixed and variable annuity contracts (singly, a "CONTRACT and collectively, the "CONTRACTS" issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ("JOHN HANCOCK USA") in all jurisdictions except New York as follows:



                     PROSPECTUSES ISSUED BY JOHN HANCOCK USA
            (to be read with this Statement of Additional Informtion)



                            Venture Variable Annuity
                           Wealthmark Variable Annuity
                          Venture III Variable Annuity
                         Wealthmark ML3 Variable Annuity
                            Vantage Variable Annuity
                             Vision Variable Annuity
                            Strategy Variable Annuity



Unless otherwise specified, "WE," "US," "OUR," or a "COMPANY" refers to the applicable issuing company of a Contract. You, the contract owner, should refer to the first page of your variable annuity contract for the name of your issuing company.



You may obtain a copy of the Prospectuses listed above by contacting us at the following addresses:



                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)



     Annuity Service Office                                Mailing Address
       601 Congress Street                              Post Office Box 55230
Boston, Massachusetts 02210-2805                        Boston, Massachusetts
(617) 663-3000 or (800) 344-1029                             02205-5230
                                                    www.johnhancockannuities.com

                                TABLE OF CONTENTS



GENERAL INFORMATION AND HISTORY....................   3
ACCUMULATION UNIT VALUE TABLES.....................   3
SERVICES...........................................   3
   Independent Registered Public Accounting Firm...   3
   Servicing Agent.................................   3
   Principal Underwriter...........................   3
APPENDIX A: AUDITED FINANCIAL STATEMENTS...........   1

                         General Information and History


John Hancock Life Insurance Company (U.S.A.) Separate Account H, (the "VARIABLE ACCOUNT") (formerly, The Manufacturers Life Insurance Company (U.S.A.) Separate Account H) is a separate investment account of John Hancock Life Insurance Company (U.S.A.), ("WE," "US," "THE COMPANY," or "JOHN HANCOCK USA") (formerly, The Manufacturers Life Insurance Company (U.S.A.)). We are a stock life insurance company organized under the laws of Delaware in 1979. Our principal office is located at 38500 Woodward Avenue Bloomfield Hills, Michigan 48304. Our ultimate parent is Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

The Variable Account was established on August 24, 1984 as a separate account of The Manufacturers Life Insurance Company of North America ("MANULIFE NORTH AMERICA"), another wholly-owned subsidiary of MFC which on January 1, 2002 merged into the Company. As a result of this merger, the Company became the owner of all of Manulife North America's assets, including the assets of the Variable Account and assumed all of Manulife North America's obligations including those under the contracts. The merger had no other effect on the terms and conditions of the contracts or on your allocations among investment options.

Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.


                         Accumulation Unit Value Tables


The Accumulation Unit Value Tables are located in Appendix U of the product prospectus.


                                    Services


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Ernst & Young LLP, Independent Registered Public Accounting Firm has audited the consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2005 and 2004 and for each of the three years in the period ended December 31, 2005, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account H at December 31, 2005, and for each of the periods indicated therein, as set forth in their reports. We've included these financial statements in the Statement of Additional Information, which also is part of the registration statement that contains this prospectus. These financial statements are included in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.


SERVICING AGENT

Computer Sciences Corporation Financial Services Group ("CSC FSG") provides to us a computerized data processing recordkeeping system for variable annuity administration. CSC FSG provides various daily, semimonthly, monthly, semiannual and annual reports including:

- daily updates on accumulation unit values, variable annuity participants and transactions, and agent production and commissions;

-    semimonthly commission statements;

-    monthly summaries of agent production and daily transaction reports;

-    semiannual statements for contract owners; and

-    annual contract owner tax reports.

We pay CSC FSG approximately $7.80 per policy per year, plus certain other fees for the services provided.


Principal Underwriter



John Hancock Distributors, LLC, ("JH DISTRIBUTORS") (formerly, Manulife Financial Securities LLC), an indirect wholly owned subsidiary of MFC, serves as principal underwriter of the contracts. Contracts are offered on a continuous basis. The aggregate dollar amount of underwriting commissions paid to JH Distributors in 2005, 2004, 2003 were $____________ $403,619,081, and $293,120,491, respectively. JH Distributors did not retain any of these amounts during such periods.



Special Compensation and Reimbursement Arrangements



JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies. The compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation (inclusive of wholesaler overrides and expense allowances) paid to broker-dealers for sale of the contracts (not including riders) is not expected to exceed the standard compensation amounts referenced in the product prospectuses. The amount and timing of this compensation may differ among broker-dealers, but would not be expected to materially exceed the foregoing schedules on a present value basis.



The registered representative through whom your contract is sold will be compensated pursuant to the registered representative's own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the contracts is not paid directly by contract owner but will be recouped through the fees and charges imposed under the contract.



Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms. The terms of such arrangements may differ among broker-dealer firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:



- Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm's conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the contracts, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.



- Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.



- Payments based upon "assets under management." These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates') insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.



Signator Investors, Inc. and Essex National Securities, Inc. may pay their respective registered representatives additional cash incentives in the form of bonus payments, expense payments, employment benefits or the waiver of overhead costs or expenses in connection with the sale of the contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies. Certain unaffiliated financial institutions such as banks may also receive compensation in connection with the sale of our contracts sold by registered representatives of Essex National Securities, Inc. on bank premises.

                    APPENDIX A: Audited Financial Statements



                          [TO BE UPDATED BY AMENDMENT]

                                     PART C

                                OTHER INFORMATION

Guide to Name Changes and Successions:

                                  NAME CHANGES

DATE OF CHANGE       OLD NAME                              NEW NAME
------------------   --------                              --------
October 1, 1997      NASL Variable Account                 The Manufacturers Life Insurance Company of
                                                           North America Separate Account A
October 1, 1997      North American Security Life          The Manufacturers Life Insurance Company of
                     Insurance Company                     North America
November 1, 1997     NAWL Holding Co., Inc.                Manulife-Wood Logan Holding Co., Inc.
September 24, 1999   Wood Logan Associates, Inc.           Manulife Wood Logan, Inc
January 1, 2005      The Manufacturers Life Insurance      John Hancock Life Insurance Company (U.S.A.)
                     Company (U.S.A.) Separate Account A   Separate Account A
January 1, 2005      The Manufacturers Life Insurance      John Hancock Life Insurance Company (U.S.A.)
                     Company (U.S.A.)

On September 30, 1997, Manufacturers Securities Services, LLC succeeded to the business of NASL Financial Services, Inc.

The following changes became effective on January 1, 2002:

The Manufacturers Life Insurance Company of North America ("Manulife North America") merged into The Manufacturers Life Insurance Company (U.S.A.) with the latter becoming the owner of all of Manulife North America's assets, including the assets of Separate Account A.

                                    * * * * *

Item 24. Financial Statements and Exhibits

     (a)  Financial Statements

          (1) Financial Statements of the Registrant, The Manufacturers Life Insurance Company (U.S.A.) Separate Account H, (Part B of the registration statement). TO BE UPDATED BY AMENDMENT

          (2) Financial Statements of the Depositor, The Manufacturers Life Insurance Company (U.S.A.) (Part B of the registration statement). TO BE UPDATED BY AMENDMENT.

     (b)  Exhibits

          (1) (i) Resolution of the Board of Directors of Manufacturers Life Insurance Company (U.S.A.) establishing The Manufacturers Life Insurance Company Separate Account H - Incorporated by reference to Exhibit (1)(i) to pre-effective amendment no. 1 to this registration statement, file number 333-70728, filed January 2, 2002 (the "Pre-Effective Amendment")

          (2) Agreements for custody of securities and similar investments - Not Applicable.

          (3) (i) Form of Underwriting Agreement-- Incorporated by reference to Exhibit (b)(3)(i) to Form N-4, file number 33-76162, filed March 1, 1999.

               (ii) Form of Promotional Agent Agreement -- Incorporated by
                    reference to Exhibit (b)(3)(ii) to post-effective amendment no. 3 to Form N-4, file number 33-77878, filed February 28, 1997.

               (iii) Form of Amendment to Promotional Agent Agreement -
                    Incorporated by reference to Exhibit (b)(3)(iii) to Form N-4, file number 33-76162, filed February 25, 1998.

               (iv) Form of broker-dealer Agreement - Incorporated by reference to Exhibit (b)(3)(iv) to the registration statement on Form N-4 file number 333-70728, filed October 2, 2001.

          (4)  (i)  (A)  Form of Specimen Flexible Purchase Payment Individual
                         Deferred Variable Annuity Contract, Non-Participating (v20/21) - Incorporated by reference to Exhibit
                         (b)(4)(i)(A) to post-effective amendment no. 4 to registration statement on Form N-4 (file no. 33-76162) filed April 7, 1997.

               (ii) (B) Form of Specimen Flexible Purchase Payment Individual Deferred Variable Annuity Contract, Non-Participating
                         (v7) - Incorporated by reference to Exhibit
                         (b)(4)(i)(B) to post-effective amendment no. 4 to registration statement on Form N-4 (file no. 33-76162) filed April 7, 1997.

                         (1) Form of Specimen Death Benefit Endorsement to Flexible Purchase Payment Individual Deferred Variable Annuity Contract, Non-Participating (v7) -- Previously filed as Exhibit (b)(4)(ii)(B)(1) to post-effective amendment no. 4 to Form N-4 (file no. 33-76162) filed February 25, 1998.

                         (2)  Form of Specimen Endorsements to Contract (v7):
                              (i) Individual Retirement Annuity Endorsement;
                              (ii) Retirement Equity Act Endorsement; (iii) Tax-sheltered Annuity Endorsement; (iv) Qualified Plan Endorsement Section 401 Plans -- Previously filed as Exhibit (b)(4)(ii)(B)(2) to post-effective amendment no. 4 to Form N-4 (file no.33-76162) filed February 25, 1998.

                    (C) Form of Specimen Death Benefit Endorsement to Venture 3 Contract, Non-Participating -- Previously filed as Exhibit (b)(4)(ii)(C) to post-effective amendment no. 4 to Form N-4 (file no.33-76162) filed February 25, 1998

                    (D) Form of Fixed Account Endorsement (v20/21) - Previously filed as Exhibit (b)(4)(ii)(E) to post-effective amendment no. 6 to Form N-4 (file no.33-76162) filed March 1, 1999.

                    (E)  Form of Roth Individual Retirement Annuity Endorsement
                         - Previously filed as Exhibit (b)(4)(ii)(F) to post-effective amendment no. 6 to Form N-4 (file no.33-76162) filed March 1, 1999.

               (iii) Form of Guaranteed Income Rider (v20/21) -- Previously
                    filed as Exhibit (b)(4)(iii) to post-effective amendment no. 4 to Form N-4 (file no. 33-76162) filed February 25, 1998.

          (5) (i) Form of Specimen Application for Flexible Purchase Payment Individual Deferred Combination Fixed and Variable Annuity Contract, Non-Participating -- Incorporated by reference to Exhibit (b)(5)(i) to post effective amendment 5 to file number 333-24657, filed February 28, 2000.

               (ii) Form of Specimen Application for Flexible Purchase Payment
                    Individual Deferred Combination Fixed and Variable Annuity Contract (VENTURE.APP.009.98) - Incorporated by reference to Exhibit (b)(5)(i) to post-effective amendment no. 3 to this registration statement, filed March 1, 1999.

          (6) (i) Restated Articles of Redomestication of The Manufacturers Life Insurance Company (U.S.A.) - Incorporated by reference to Exhibit A(6) to the registration statement on Form S-6 filed July 20, 2000 (File No. 333-41814).

               (ii) By-laws of The Manufacturers Life Insurance Company (U.S.A.)
                    - Incorporated by reference to Exhibit A(6)(b) to the registration statement on Form S-6 filed July 20, 2000 (File No. 333-41814).

          (7) (i) Form of Variable Annuity Reinsurance Agreement Contract with Connecticut General Life Insurance Company, effective July 1, 1997--Incorporated by reference to Exhibit (b) (7) (i) to the registration statement filed February 26, 1998.

               (ii) Form of Automatic Reinsurance Agreement with Swiss Re Life &
                    Health America Inc., effective August 1, 1997 - Incorporated by reference to Exhibit (b) (7) (ii) to this registration statement.

               (iii) Form of contract of reinsurance in connection with the variable annuity contracts being offered - Contract with Manulife Reinsurance Corporation (USA), effective July 1, 1998 - Incorporated by reference to Exhibit (b)(7)(iv) to Form N-4, file number 33-77878, filed December 16, 1998.

               (iv) Form of Coinsurance Agreement with Peoples Security Life
                    Insurance Company, effective June 30, 1995 - Incorporated by reference to Exhibit 10(iv) to pre-effective amendment No. 1 to Form S-1, file number 333-6011 filed January 29, 1997.

               (v) Form of Automatic Reinsurance Agreement (Agreement 2000-14) with AXA Re Life Insurance Company, effective May 1, 2000. - Incorporated by reference to Exhibit (7) (v) to the Pre-Effective Amendment.

                    i Form of Amendment No. 1 to Automatic Reinsurance Agreement (Agreement 2000-14) dated May 1, 2000 with AXA Re Life Insurance Company, Incoporated by reference to Exhibit (7) (v)(i) to post-effective amendment no. 1 to Form N-4, filed number 333-70728, filed April 29, 2002 (the "Post-Effective Amendment No. 1").

                    ii Form of Amendment No. 2 to Automatic Reinsurance Agreement (Agreement 2000-14 dated May 1, 2000 with AXA Re Life Insurance Company. Incorporated by reference to Exhibit (7)(v)(ii) to Post Effective Amendment No. 1.

                    iii Form of Amendment No. 3 to Automatic Reinsurance Agreement (Agreement 2000-14) dated May 1, 2000 with AXA Re Life Insurance Company, Incorporated by reference to Exhibit (7)(v)(iii) to Post Effective Amendment No. 1.

               (vi) Form of Automatic Reinsurance Agreement (Agreement 2000-21)
                    with AXA Re Life Insurance Company now known as AXA Corporate Solutions Life Reinsurance Company, effective August 15, 2000. Incorporated by reference to Exhibit (7)
                    (vi) to Post Effective Amendment No. 1.

               (vii) Form of Automatic Reinsurance Agreement (Agreement 2001-41)
                    with AXA Corporate Solutions Life Reinsurance Company, effective January 29, 2001. Incorporated by reference to Exhibit (7) (vii) to Post Effective Amendment No. 1.

               (viii) Form of Automatic Reinsurance Agreement (Agreement
                    2001-47) with AXA Corporate Solutions Life Reinsurance Company, effective July 1, 2001. Incorporated by reference to Exhibit (7)(viii) to Post Effective Amendment No. 1.

                    i Form of Amendment No. 1 to Automatic Reinsurance Agreement (Agreement 2001-47) dated July 1, 2001 with AXA Corporate Solutions Life Reinsurance Company. Incorporated by reference to Exhibit (7)(viii)(i) to Post Effective Amendment No. 1.

               (ix) Form of Automatic Reinsurance Agreement (Agreement 2001-48)
                    with AXA Corporate Solutions Life Reinsurance Company, effective July 1, 2001. Incorporated by refrence to Exhibit
                    (7)(ix) to Post Effective Amendment No. 1.

          (8) Other material contracts not made in the ordinary course of business which are to be performed in whole or in part on or after the date the registration statement is filed:

               (i) Form of Remote Service Agreement dated November 1, 1996 with CSC Continuum Inc. -- Incorporated by reference to Exhibit
                    (b)(8)(i) to post-effective amendment no. 3 to Form N-4, file number 33-77878, filed February 28, 1997.

               (ii) Amendment to Remote Service Agreement dated April 1, 1998 with CSC Continuum Inc. -- Incorporated by reference to Exhibit (b)(8)(ii) to post effective amendment no. 9 to Form N-4, file number 33-77878, filed April 28, 2000.

               (iii) Amendment to Remote Service Agreement dated March 1999 with
                    CSC Continuum Inc. - Incorporated by reference to Exhibit
                    (b)(8)(ii) to post-effective amendment no. 9 to Form N-4, file number 33-76162 filed April 27, 2000.

               (iv) Form of Merger Agreement with The Manufacturers Life
                    Insurance Company (U.S.A.) and The Manufacturers Life Insurance Company of North America - Incorporated by reference to Exhibit (b)(8)(iv) to the registration statement on Form N-4, file number 333-70728, filed October 2, 2001.

          (9) Opinion of Counsel and consent to its use as to the legality of the securities being registered - Incorporated by reference to Exhibit (9) to the Pre-Effective Amendment.

          (10) Written consent of Ernst & Young LLP, independent auditors - Incorporated by reference to Exhibit(b)(10) to post-effective amendment no. 8, to Form N-4, file number 333-70728, filed April 29, 2005

          (11) All financial statements omitted from Item 23, Financial Statements--Not Applicable

          (12) Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter or initial contract owners -- NOT APPLICABLE.

          (13) Schedules of computation,-- Incorporated by reference to Exhibit
               (b)(13) to post-effective amendment no. 2 to Form N-4, file number 33-76162, filed March 1, 1996.

          (14) Financial Data Schedule - NOT APPLICABLE.

          (15) Powers of Attorney

               (i) Powers of Attorney (Felix Chee, Robert A. Cook, John DesPrez III, Geoffrey Guy, James O'Malley, Joseph J. Pietroski, Rex Schaybaugh) incorporated by reference to exhibit 7 to initial registration statement on Form S-6, file number 333-41814 filed July 20, 2000 on behalf of The Manufacturers Life Insurance Company (U.S.A.)

               (ii) Power of Attorney (John Ostler) - Incorporated by reference to Exhibit (b)(15)(ii) to the registration statement on Form N-4 file number 333-70728, filed October 2, 2001.

               (iii) Powers of Attorney (Jim Boyle, John Lyon) - Incorporated by
                    reference to Exhibit (b)(15)(iii) to the registration statement on Form N-4, file number 333-70728, filed October 2, 2001.

               (iv) Power of Attorney (Steven Mannik) - Incorporated by
                    reference to Exhibit (15)(iv) to Post Effective Amendment No. 1.

               (v) Power of Attorney (Alison Alden) - Incorporated by reference to Exhibit (15)(v) to Post Effective Amendment No. 5.

               (vi) Powers of Attorney (Marc Costantini, Diana Scott, Warren
                    Thomson) - Incorporated by reference to Exhibit (15)(vi) to Post Effective Amendment No. 7

Item 25. Directors and Officers of the Depositor.

     OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NAME AND PRINCIPAL BUSINESS ADDRESS   POSITION WITH DEPOSITOR
-----------------------------------   -----------------------
John D. DesPrez III*                  Director, Chairman
James O'Malley**                      Director, President
Alison Alden*                         Executive Vice President, Human Resources
                                      & Communications, Director
James Boyle*                          Director, Executive Vice President,
                                      Annuities
Robert A. Cook*                       Director, Executive Vice President Life
                                      Insurance
Warren Thomson**                      Director, Executive Vice President
                                      Investments
Diana Scott*                          Director
Rex Schlaybaugh, Jr.**                Director
John Ostler**                         Director
Steven Mannik**                       Executive Vice President and General
                                      Manager Reinsurance
Jonathan Chiel*                       Executive Vice President and General
                                      Counsel
Donald Guloien**                      Senior Executive Vice President and Chief
                                      Investments Officer
Peter Copestake**                     Senior Vice President and Treasurer
Marc Costantini*                      Senior Vice President and Chief Financial
                                      Officer
Patrick Gill**                        Senior Vice President and Controller

*    Principal business office is 601 Congress Street, Boston, MA 02210

**   Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5

Item 26. Persons Controlled by or Under Common Control with Depositor or Registrant.

                         MANULIFE FINANCIAL CORPORATION
                           CORPORATE ORGANIZATION LIST
                               ACTIVE CORPORATIONS
                             AS OF DECEMBER 31, 2004

                                                                 LEGAL    % OF    JURISDICTION OF
AFFILIATE                                                          ID    EQUITY     INCORPORATION      DIVISION
---------                                                        -----   ------   ----------------   -----------
MANULIFE FINANCIAL CORPORATION                                    0002      100   CANADA             Corporate
   John Hancock Holdings (Delaware) LLC                           0275      100   Delaware           Corporate
      John Hancock Financial Services, Inc.                       0003      100   Delaware           Corporate
   The Manufacturers Life Insurance Company                       0001      100   Canada             Corporate
      Manulife Bank of Canada                                     0058      100   Canada             Canadian
      Manulife Financial Services Inc.                            0199      100   Canada             Canadian
      Manulife Securities International Ltd.                      0079      100   Canada             Canadian
      Manulife Canada Ltd.                                        0157      100   Canada             Canadian
      First North American Insurance Company                      0111      100   Canada             Canadian
      Equinox Financial Group, Inc.                               0239      100   Canada             Canadian
         EIS Insurance Services, Inc.(1.)                                    50   Canada             Canadian
         2733854 Canada Ltd. (2.)                                           100   Canada             Canadian
      JLOC Holding Company                                                   30   Cayman Islands     Corporate
      Opportunity Finance Company                                            30   Cayman Islands     Corporate
      Cantay Holdings Inc.                                        0051      100   Ontario            Corporate
      Canaccord Capital Inc.                                              13.07   British Columbia   Corporate
      Regional Power Inc.                                         0136    83.50   Canada             Corporate
ADDALAM POWER CORPORATION (.)                                                50   Philippines        Investments
      Manulife Data Services Inc.                                 0081      100   Barbados           Corporate
      Manulife Enterprises (Alberta) Limited                      0276      100   Alberta            Corporate
         Manulife Enterprises (Bermuda) Limited                   0277      100   Bermuda            Corporate
      Manulife Capital Inc.                                       0278      100   Canada             Corporate
      P.V.S. Preferred Vision Services Inc.                                  20   Canada             Investments
      880 Belgrave Way Holdings Ltd.                                        100   British Columbia   Investments
      Churchill Office Park Limited                                          45   Canada             Investments
      Landex Properties Ltd.                                      0238      100   British Columbia   Investments
      Enterprise Capital Management Inc.                                     20   Ontario            Investments
      6212344 Canada Limited                                      0272      100   Canada             Investments
      SEAMARK Asset Management Ltd.                                       35.01   Canada             Investments
      1293319 Ontario Inc.                                        0170      100   Ontario            Investments
      3426505 Canada Inc.                                         0161      100   Canada             Investments
      FNA Financial Inc.                                          0115      100   Canada             Investments
         Elliot & Page Limited                                    0116      100   Ontario            Investments
      NAL Resources Limited                                       0117      100   Alberta            Investments
      NAL Resources Management Limited                            0120      100   Canada             Investments
         1050906 Alberta Ltd.                                     0127      100   Alberta            Investments
      2015500 Ontario Inc.                                        0154      100   Ontario            Investments
      NALC Holdings Inc.(3)                                       0103       50   Ontario            Investments
      2015401 Ontario Inc.                                        0140      100   Ontario            Investments
      2024385 Ontario Inc.                                        0153      100   Ontario            Investments
      Cavalier Cable, Inc.(4.)                                               78   Delaware           Investments
      MFC Global Investment Management (U.S.A.) Limited           0156      100   Canada             Investments
      Resolute Energy Inc.                                                11.42   Alberta            Investments
      Micro Optics Design Corporation                                     17.69   Nevada             Investments
      PK Liquidating Company II, LLC                                         18   Delaware           Investments
      Intrepid Energy Corp.                                                  19   Alberta            Investments
      Avotus Corp.                                                        10.13   Canada             Investments

                                                                 LEGAL    % OF    JURISDICTION OF
AFFILIATE                                                          ID    EQUITY     INCORPORATION      DIVISION
---------                                                        -----   ------   ----------------   -----------
      Manulife Holdings (Alberta) Limited                         0201      100   Alberta            U.S.
         Manulife Holdings (Delaware) LLC                         0205      100   Delaware           U.S.
            The Manufacturers Investment Corporation              0087      100   Michigan           U.S.
               Manulife Reinsurance Limited                       0067      100   Bermuda            Reinsurance
                  Manulife Reinsurance (Bermuda) Limited          0203      100   Bermuda            Reinsurance
            John Hancock Life Insurance Company (U.S.A.)(5.)      0019      100   Michigan           U.S.
                  The Manufacturers Life Insurance Company of     0017      100   Michigan           U.S.
                     America
                  Manulife Service Corporation                    0007      100   Colorado           U.S.
                  John Hancock Distributors LLC(6.)               0005      100   Delaware           U.S.
                  Aegis Analytical Corporation                            15.41   Delaware           Investments
                  John Hancock Investment Management Services,    0097       60   Delaware           U.S.
                     LLC(7.)
                  John Hancock Life Insurance Company of New      0094      100   New York           U.S.
                     York(8.)
                  Ironside Venture Partners I LLC                 0196      100   Delaware           Investments
                     NewRiver Investor Communications Inc.                11.29   Delaware           Investments
                  Polymerix Corporation                                    11.4   Delaware           Investments
                  Ennal, Inc.                                     0124      100   Delaware           U.S.
                  Ironside Venture Partners II LLC                0197      100   Delaware           Investments
                  Manulife Property Management of Washington,               100   Wash., D.C.        Investments
                     D.C., Inc.
                  Avon Long Term Care Leaders LLC                 0158      100   Delaware           U.S.
                  ESLS Investment Limited, LLC                               25   Ohio               Corporate
                  Flex Holding, LLC                                        27.7   Delaware           Corporate
                     Flex Leasing I, LLC                                  99.99   Delaware           Corporate
                  Manulife Leasing Co., LLC                                  80   Delaware           Corporate
                  Dover Leasing Investments, LLC                             99   Delaware           Corporate
                  MCC Asset Management, Inc.                      0186      100   Delaware           U.S.
      MFC Global Fund Management (Europe) Limited                           100   England            Investments
         MFC Global Investment Management (Europe) Limited        0064      100   England            Investments
      WT (SW) Properties Ltd.                                     0082      100   England            Corporate
      Manulife Europe Ruckversicherungs-Aktiengesellschaft        0138      100   Germany            Reinsurance
         Manulife Holdings (Bermuda) Limited                      0147      100   Bermuda            Reinsurance
            Manulife Management Services Ltd.                     0191      100   Barbados           Reinsurance
            Manufacturers P&C Limited                             0036      100   Barbados           Reinsurance
MANUFACTURERS LIFE REINSURANCE LIMITED                            0049      100   Barbados           Reinsurance
      FCM Holdings Inc.                                           0104      100   Philippines        Asia
      Manulife (Singapore) Pte. Ltd.                              0014      100   Singapore          Asia
         John Hancock Life Assurance Company, Ltd.                          100   Singapore          Asia
      The Manufacturers Life Insurance Co. (Phils.), Inc.         0164      100   Philippines        Asia
         FCM Plans, Inc.                                          0155      100   Philippines        Asia
         Manulife Financial Plans, Inc.                           0187      100   Philippines        Asia
      Manulife (Vietnam) Limited                                  0188      100   Vietnam            Asia
      Manulife International Holdings Limited                     0152      100   Bermuda            Asia
         Manulife Provident Funds Trust Company Limited           0163      100   Hong Kong          Asia
         Manulife Asset Management (Asia) Limited                           100   Barbados           Asia
            Manulife Asset Management (Hong Kong) Limited         0078      100   Hong Kong          Asia
            P.T. Manulife Aset Manajemen Indonesia                0141       85   Indonesia          Asia
               P.T. Buanadaya Sarana Informatika(9.)                         96   Indonesia          Asia
         Manulife (International) Limited                         0028      100   Bermuda            Asia
            Manulife-Sinochem Life Insurance Co. Ltd.             0043       51   China              Asia
            The Manufacturers (Pacific Asia) Insurance Company    0061      100   Hong Kong          Asia
               Limited

                                                                 LEGAL     % OF    JURISDICTION OF
AFFILIATE                                                          ID     EQUITY    INCORPORATION      DIVISION
---------                                                        -----   -------   ---------------   -----------
MANULIFE CONSULTANTS LIMITED                                                 100   Hong Kong         Asia
MANULIFE FINANCIAL  SHAREHOLDINGS LIMITED                                    100   Hong Kong         Asia
         Manulife Financial Management Limited                               100   Hong Kong         Asia
         Manulife Financial Group Limited                                    100   Hong Kong         Asia
         Manulife Financial Investment Limited                               100   Hong Kong         Asia
   P.T. Asuransi Jiwa Manulife Indonesia                          0042        71   Indonesia         Asia
P.T. ASURANSI JIWA ARTA MANDIRI PRIMA                             0075        99   Indonesia         Asia
P.T. MANULIFE INTIJAYA                                                        90   Indonesia         Asia
P.T. MANULIFE INTISARI                                                        95   Indonesia         Asia
   6306471 Canada Inc.                                            0282       100   Canada            Corporate
      CDF (Thailand) Ltd.                                         0287        90   Thailand          Asia
         OQC (Thailand) Ltd.(10.)                                 0288        51   Thailand          Asia
            Interlife John Hancock Assurance Public               0286        70   Thailand          Asia
               Company Limited(11.)
   Manulife Technology & Services Sdn Bhd                         0285       100   Malaysia          Asia
   Manulife Alberta Limited                                       0279       100   Alberta           Corporate
      Manulife European Holdings (Bermuda) Limited                0270       100   Bermuda           Corporate
         Manulife European Investments (Luxembourg) S.a.r.l.      0271       100   Luxembourg        Corporate
         Manulife Hungary Holdings Limited(12.)                   0149        99   Hungary           Corporate
   MLI Resources Inc.                                             0193       100   Alberta           Corporate
      Manulife Life Insurance Company(13.)                        0180     35.02   Japan             Japan
         MFC Global Investment Management (Japan) Limited         0208       100   Japan             Japan
      Manulife Century Investments (Bermuda) Limited              0172       100   Bermuda           Corporate
         Manulife Century Investments (Luxembourg) S.A.           0173       100   Luxembourg        Corporate
            Manulife Century Investments (Netherlands) B.V.       0174       100   Netherlands       Corporate
            Manulife Premium Collection Co., Ltd.(14.)            0178        57   Japan             Japan
            Y.K. Manulife Properties Japan                        0142       100   Japan             Japan
            Daihyaku Manulife Holdings (Bermuda) Limited          0175       100   Bermuda           Corporate
            Manulife Century Holdings (Netherlands) B.V.          0195       100   Netherlands       Corporate
   Manulife Holdings (Hong Kong) Limited                          0015       100   Hong Kong         Asia
   Manulife (Malaysia) SDN.BHD.                                   0074       100   Malaysia          Asia
   Manulife Financial Systems (Hong Kong) Limited                 0053       100   Hong Kong         Asia
MANULIFE FINANCIAL CORPORATION                                                 2   100               CANADA
   John Hancock Financial Services, Inc.                                       3   100               Delaware
   The Manufacturers Life Insurance Company                                    1   100               Canada
      Manulife Bank of Canada                                                 58   100               Canada
      Manulife Financial Services Inc.                                       199   100               Canada
      Manulife Securities International Ltd.                                  79   100               Canada
      Enterprise Capital Management Inc.                                            20               Ontario
      Cantay Holdings Inc.                                                    51   100               Ontario
      FNA Financial Inc.                                                     115   100               Canada
         Elliot & Page Limited                                               116   100               Ontario
      NAL Resources Limited                                                  117   100               Alberta
      3550435 Canada Inc.                                                    107   100               Canada
         MFC Insurance Company Limited                                       106   100               Canada
         FCM Holdings Inc.                                                   104   100               Philippines
      Manulife Canada Ltd.                                                   157   100               Canada

                                                                 LEGAL     % OF    JURISDICTION OF
AFFILIATE                                                          ID     EQUITY    INCORPORATION        DIVISION
---------                                                        -----   -------   ---------------   ----------------
      1293319 Ontario Inc.                                                   170     100             Ontario
      3426505 Canada Inc.                                                    161     100             Canada
      Canaccord Capital Inc.                                                       13.07             British Columbia
      Manulife International Capital Corporation Limited                     135     100             Ontario
         Golf Town Canada Inc.                                                     43.43             Canada
         Regional Power Inc.                                                 136      80             Canada
         Avotus Corp.                                                              10.36             Canada
      First North American Insurance Company                                 111     100             Canada
      JLOC Holding Company                                                            30             Cayman Islands
      Opportunity Finance Company                                                     30             Cayman Islands
      Resolute Energy Inc.                                                          11.5             Alberta
      SEAMARK Asset Management Ltd.                                          118   35.01             Canada
      NAL Resources Management Limited                                       120     100             Canada
         1050906 Alberta Ltd.                                                127     100             Alberta
      PK Liquidating Company II, LLC                                                  18             Delaware
      Intrepid Energy Corp.                                                           19             Alberta
      Manulife Data Services Inc.                                             81     100             Barbados
      Micro Optics Design Corporation                                              17.69             Nevada
      Innova LifeSciences Corporation                                              15.79             Ontario
      2015401 Ontario Inc.                                                   140     100             Ontario
      2015500 Ontario Inc.                                                   154     100             Ontario
      MFC Global Investment Management (U.S.A.) Limited                      156     100             Canada
      Cavalier Cable, Inc.(2)                                                         78             Delaware
      2024385 Ontario Inc.                                                   153     100             Ontario
      6212344 Canada Limited                                                 272     100             Canada
      NALC Holdings Inc.(3)                                                  103      50             Ontario
      Manulife Holdings (Alberta) Limited                                    201     100             Alberta
         Manulife Holdings (Delaware) LLC                                    205     100             Delaware
            The Manufacturers Investment Corporation                          87     100             Michigan
               Manulife Reinsurance Limited                                   67     100             Bermuda
                  Manulife Reinsurance (Bermuda) Limited                     203     100             Bermuda
            The Manufacturers Life Insurance Company (U.S.A.)                 19     100             Michigan
               Manulife Service Corporation                                    7     100             Colorado
               Manulife Financial Securities LLC                               5     100             Delaware
               Manufacturers Securities Services, LLC(4)                      97      60             Delaware
               The Manufacturers Life Insurance Company of                    94     100             New York
                  New York
               The Manufacturers Life Insurance Company of                    17     100             Michigan
                  America
               Aegis Analytical Corporation                                        15.41             Delaware
               Manulife Property Management of Washington,                           100             Wash., D.C.
                  D.C., Inc.
               ESLS Investment Limited, LLC                                           25             Ohio
               Polymerix Corporation                                                11.4             Delaware
               Ennal, Inc.                                                   124     100             Delaware
               Avon Long Term Care Leaders LLC                               158     100             Delaware
               Ironside Venture Partners I LLC                               196     100             Delaware
                  NewRiver Investor Communications Inc.                            11.29             Delaware
               Ironside Venture Partners II LLC                              197     100             Delaware
               Flex Holding, LLC                                                    27.7             Delaware
                  Flex Leasing I, LLC                                              99.99             Delaware
               Manulife Leasing Co., LLC                                     150      80             Delaware
               Dover Leasing Investments, LLC                                         99             Delaware

                                                               LEGAL    % OF    JURISDICTION OF
AFFILIATE                                                        ID    EQUITY    INCORPORATION      DIVISION
---------                                                      -----   ------   ---------------   -----------
   MFC Global Fund Management (Europe) Limited                            64           100        England
      MFC Global Investment Management (Europe) Limited                                100        England
   WT (SW) Properties Ltd.                                                82           100        England
   Manulife Europe Ruckversicherungs-Aktiengesellschaft                  138           100        Germany
   Manulife International Holdings Limited                               152           100        Bermuda
      Manulife Provident Funds Trust Company Limited                     163           100        Hong Kong
      Manulife Asset Management (Asia) Limited                            78           100        Barbados
         Manulife Asset Management (Hong Kong) Limited                                 100        Hong Kong
         P.T. Manulife Aset Manajemen Indonesia                          141            85        Indonesia
            P.T. Buanadaya Sarana Informatika(5)                                        96        Indonesia
      Manulife (International) Limited                                    28           100        Bermuda
         Manulife-Sinochem Life Insurance Co. Ltd.                        43            51        China
   Manulife (Vietnam) Limited                                            188           100        Vietnam
   The Manufacturers Life Insurance Co. (Phils.), Inc.                   164           100        Philippines
      FCM Plans, Inc.                                                    155           100        Philippines
      Manulife Financial Plans, Inc.                                     187           100        Philippines
   P.T. Asuransi Jiwa Manulife Indonesia                                  42            71        Indonesia
      P.T. ASURANSI JIWA ARTA MANDIRI PRIMA                               75           100        Indonesia
      P.T. ASURANSI JIWA MANULIFE PRIMA(6)                                            90.4        Indonesia
      P.T. ASURANSI JIWA MANULIFE INTI(7)                                             95.9        Indonesia
   Manulife (Singapore) Pte. Ltd.                                         14           100        Singapore
   Manulife Holdings (Bermuda) Limited                                   147           100        Bermuda
      Manulife Management Services Ltd.                                  191           100        Barbados
      Manufacturers P&C Limited                                           36           100        Barbados
   Manulife European Holdings 2003 (Alberta) Limited                     202           100        Alberta
      Manulife European Holdings (Bermuda) Limited                       270           100        Bermuda
         Manulife European Investments (Luxembourg) S.a.r.l.             271           100        Luxembourg
            Manulife Hungary Holdings Limited(8.)                        149            99        Hungary
   MLI Resources Inc.                                                    193           100        Alberta
      Manulife Life Insurance Company(9)                                 180            35        Japan
         MFC Global Investment Management (Japan) Limited                208           100        Japan
      Manulife Century Investments (Bermuda) Limited                     172           100        Bermuda
         Manulife Century Investments (Luxembourg) S.A.                  173           100        Luxembourg
            Manulife Century Investments (Netherlands) B.V.              174           100        Netherlands
               Manulife Premium Collection Co., Ltd.(10.)                178            57        Japan
               Y.K. Manulife Properties Japan                            142           100        Japan
               Manulife Century Holdings (Netherlands) B.V.              195           100        Netherlands

Item 27. Number of Contract Owners.

As of MARCH 31, 2005, there were 102,420 qualified contracts and 85,317 non-qualified contracts of the series offered hereby outstanding.

Item 28. Indemnification.

     Article XII of the Restated Articles of Redomestication of the Company provides as follows:

     No director of this Corporation shall be personally liable to the Corporation or its shareholders or policyholders for monetary damages for breach of the director's fiduciary duty, provided that the foregoing shall not eliminate or limit the liability of a director for any of the following:

          i) a breach of the director's duty or loyalty to the Corporation or its shareholders or policyholders;

          ii) acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law;

          iii) a violation of Sections 5036, 5276 or 5280 of the Michigan Insurance Code, being MCLA 500.5036, 500.5276 and 500.5280;

          iv) a transaction from which the director derived an improper personal benefit; or

          v) an act or omission occurring on or before the date of filing of these Articles of Incorporation.

     If the Michigan Insurance Code is hereafter amended to authorize the further elimination or limitation of the liability of directors. then the liability of a director of the Corporation, in addition to the limitation on personal liability contained herein, shall be eliminated or limited to the fullest extent permitted by the Michigan Insurance Code as so amended. No amendment or repeal of this Article XII shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to the effective date of any such amendment or repeal.

     Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters.

     (a) Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC ("JHD LLC"), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

NAME OF INVESTMENT COMPANY                                           CAPACITY IN WHICH ACTING
--------------------------                                           ------------------------
John Hancock Life Insurance Company (U.S.A.) Separate Account H      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M      Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A   Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B   Principal Underwriter

     (b) John Hancock Life Insurance Company (U.S.A.) is the sole member of JHD LLC and the following officers of John Hancock Life Insurance Company (U.S.A.) have power to act on behalf of JHD LLC: John DesPrez* (Chairman and President), Marc Costantini* (Vice President and Chief Financial Officer) and Jim Gallagher* (Vice President, Secretary and General Counsel). The board of managers of JHD LLC (consisting of Gary Buchanan**, Robert Cook* and John Vrysen***) may also act on behalf of JHD LLC.

*    Principal business office is 601 Congress Street, Boston, MA 02210

**   Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5

***  Principal business office is 680 Washington Blvd, Stamford, CT 06901

     (c)  None.

Item 30. Location of Accounts and Records.

     All books and records are maintained at 601 Congress Street, Boston, MA 02110.

Item 31. Management Services.

     None.

Item 32. Undertakings.

     (a) Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

          The Manufacturers Life Insurance Company (U.S.A.) ("Company") hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

     (b) Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended

          Registrant is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of
          Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no action letter.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they have caused this post-effective amendment to the Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this 21st day of February, 2006.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
SEPARATE ACCOUNT H
(Registrant)

By: JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
    (Depositor)


By: /s/ James P. O'Malley
    ---------------------------------
    James P. O'Malley
    President


JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)


By: /s/ James P. O'Malley
    ---------------------------------
    James P. O'Malley
    President

                                   SIGNATURES

     As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities with the Depositor on the 21st day of February, 2006.

Signature                       Title
---------                       -----


/s/ James P. O'Malley           President
-----------------------------   (Principal Executive Officer)
James P. O'Malley


/s/ Marc Costantini             Senior Vice President and Chief Financial Officer
-----------------------------   (Principal Financial Officer)
Marc Costantini


/s/ Patrick Gill                Senior Vice President and Controller
-----------------------------   (Principal Accounting Officer)
Patrick Gill


*                               Director
-----------------------------
Alison Alden


*                               Director
-----------------------------
James P. O'Malley


*                               Director
-----------------------------
James R. Boyle


*                               Chairman, Director
-----------------------------
John D. DesPrez III


*                               Director
-----------------------------
Diana Scott


*                               Director
-----------------------------
Rex Schlaybaugh, Jr.


*                               Director
-----------------------------
Robert A. Cook


*                               Director
-----------------------------
John R. Ostler


*                               Director
-----------------------------
Warren Thomson


/s/ Emanuel Alves
-----------------------------
Emanuel Alves, Secretary
Pursuant to Power of Attorney

                                  EXHIBIT INDEX

ITEM NO.   DESCRIPTION
--------   -----------
           NONE